U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          Pre-Effective Amendment No.          __

                          Post-Effective Amendment No.         45

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                          Amendment No.                        48

                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/   / immediately  upon filing  pursuant to paragraph (b)
/ X / on August 1, 2007 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph (a)(1)
/   / on (date) pursuant to paragraph (a)(1)
/   / 75 days after filing pursuant to paragraph (a)(2)
/   / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/   / This  post-effective  amendment  designates a  new  effective  date for  a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                                  August 1, 2007


                            THE DAVENPORT EQUITY FUND
================================================================================

                              A NO-LOAD MUTUAL FUND

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                             Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary........................................................    2
Synopsis of Costs and Expenses.............................................    5
Additional Investment Information..........................................    6
How to Purchase Shares.....................................................    8
How to Redeem Shares.......................................................   11
How Net Asset Value is Determined..........................................   13
Management of the Fund.....................................................   13
Dividends, Distributions and Taxes.........................................   15
Financial Highlights.......................................................   16
Fund Shares Application....................................................   17
Customer Privacy Policy....................................................   19

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

      o     price-earnings ratios
      o     rate of earnings growth
      o     depth of management
      o     a company's past financial stability
      o     a company's present and projected position within its industry
      o     dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. The Fund may invest up to 25% of its net assets in the equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

  15.64%     -0.71%    -11.49%   -16.28%    25.21%    11.43%    4.59%    12.98%
  ------     ------    -------   -------    ------    ------    -----    ------
   1999       2000       2001      2002      2003      2004      2005     2006

During the periods shown in the bar chart, the highest return for a quarter was 14.08% during the quarter ended June 30, 2003 and the lowest return for a quarter was -14.89% during the quarter ended September 30, 2002.

The Fund's 2007 year-to-date return through June 30, 2007 is 8.58%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        Average Annual Total Returns For Periods Ended December 31, 2006
        ----------------------------------------------------------------

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                                One     Five     Inception
                                                Year   Years   (Jan. 15, 1998)
                                               -----   -----   ---------------
THE DAVENPORT EQUITY FUND

  Return Before Taxes.......................   12.98%   6.66%        5.50%
  Return After Taxes on Distributions.......   11.98%   6.38%        5.27%
  Return After Taxes on Distributions and
    Sale of Fund Shares.....................    9.66%   5.70%        4.72%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes)...   15.79%   6.19%        6.22%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees..................................................   0.75%
Administrator's Fees.............................................   0.14%
Acquired Fund Fees and Expenses..................................   0.01%*
Other Expenses...................................................   0.09%
                                                                    -----
Total Annual Fund Operating Expenses.............................   0.99%
                                                                    =====

* Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year   3 Years   5 Years   10 Years
                      ------   -------   -------   --------
                       $101      $315      $547     $1,213

ADDITIONAL INVESTMENT INFORMATION
================================================================================
INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

      o     The price-earnings ratio
      o     The rate of earnings growth
      o     The depth of management
      o     The company's past financial stability
      o     The company's present and projected position within its industry
      o     The dividend record

Selection of equity securities is made by the Investment Policy Committee. The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

The Fund may also invest up to 25% of its net assets in equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Advisor considers to be "emerging markets."

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the

Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also may involve foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Direct orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

      The Davenport Equity Fund
      c/o Shareholder Services
      P.O. Box 46707
      Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For The Davenport Equity Fund #0199456765
      For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund's policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Fund at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.

Your request should be addressed to:

      The Davenport Equity Fund
      c/o Shareholder Services
      P.O. Box 46707
      Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
================================================================================

The Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, see the Fund's annual report dated March 31, 2007.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

The members of the Advisor's Investment Policy Committee, each of whom has an equal role in the decision making process, are:

MICHAEL S. BEALL, CFA, CPA (age 53) joined the Advisor in 1980 and serves as the Chairman of the Investment Policy Committee. He is an Executive Vice President and a Director of the Advisor. He currently functions as a Financial Advisor and formerly was an Equity Research Analyst in the Advisor's Research Department. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

JOSEPH L. ANTRIM, III, CFA (age 62) became associated with the Advisor in 1975. He is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division. Mr. Antrim has been a member of the Investment Policy Committee since the Committee's inception in December 1983.

JOHN P. ACKERLY, IV, CFA (age 43) joined the Advisor in 1994 and is a Senior Vice President and a Director of the Advisor. He currently functions as a Portfolio Manager in the Advisor's Asset Management division. Mr. Ackerly has been a member of the Investment Policy Committee since February 1999.

E. TRIGG BROWN, JR. (age 54) joined the Advisor in 1982 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as a Financial Advisor and as the Branch Manager of the Advisor's Richmond, Virginia branch. Mr. Brown has been a member of the Investment Policy Committee since October 2002.

WILLIAM M. NOFTSINGER, JR. (age 56) joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor. He currently functions as a Financial Advisor and serves on the Advisor's Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

ROBERT B. GILES (age 61) joined the Advisor in 1967 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as a Financial Advisor. Mr. Giles has been a member of the Investment Policy Committee since July 2007.

I. LEE CHAPMAN, IV, CFA (age 37) joined the Advisor in 1995 and is a First Vice President of the Advisor. He currently functions as a Portfolio Manager. Mr. Chapman has been a member of the Investment Policy Committee since July 2007.

The Statement of Additional Information provides additional information about the Investment Policy Committee members' compensation, other accounts managed by the Committee members, and the Committee members' ownership of shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends on or about the 15th day of the last month of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2007, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for the year ended March 31, 2003 was audited by other independent auditors.

                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                   2007        2006        2005        2004       2003
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.........   $  13.99    $  13.08    $  12.30    $   9.23    $ 11.71
                                                --------    --------    --------    --------    -------

Income (loss) from investment operations:
  Net investment income......................       0.10        0.07        0.07        0.04       0.06
  Net realized and unrealized gains
    (losses) on investments..................       1.28        1.17        0.78        3.07      (2.48)
                                                --------    --------    --------    --------    -------
Total from investment operations.............       1.38        1.24        0.85        3.11      (2.42)
                                                --------    --------    --------    --------    -------

Less distributions:
  Dividends from net investment income.......      (0.10)      (0.07)      (0.07)      (0.04)     (0.06)
  Distributions from net realized gains......      (0.52)      (0.26)         --          --         --
                                                --------    --------    --------    --------    -------
Total distributions..........................      (0.62)      (0.33)      (0.07)      (0.04)     (0.06)
                                                --------    --------    --------    --------    -------

Net asset value at end of year...............   $  14.75    $  13.99    $  13.08    $  12.30    $  9.23
                                                ========    ========    ========    ========    =======

Total return(a) .............................      10.02%       9.48%       6.91%      33.72%    (20.66%)
                                                ========    ========    ========    ========    =======

Net assets at end of year (000's)............   $151,655    $148,923    $138,181    $121,769    $76,473
                                                ========    ========    ========    ========    =======

Ratio of net expenses to average net assets..       0.98%       0.98%       0.98%       1.00%      1.04%

Ratio of net investment income to average
  net assets..... ...........................       0.67%       0.50%       0.57%       0.35%      0.62%

Portfolio turnover rate .....................         26%         39%         28%         25%        18%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

REP NAME AND NUMBER ____________________________________________________          ACCOUNT NO. __________________________________
                                                                                                    (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND
FUND SHARES APPLICATION                                                                           Send completed application to:
--------------------------------------------------------------------------------                       THE DAVENPORT EQUITY FUND
IMPORTANT  INFORMATION  ABOUT  PROCEDURES FOR OPENING A NEW ACCOUNT                                     c/o Shareholder Services
TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING                                  P.O. Box 46707
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY                       Cincinnati, OH 45246-0707
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------
(Please type or print clearly)
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)      (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)      (Authorized Individual's Social Security Number and Birthdate)
=================================================================================================================================
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________


Telephone ________________________________________      Are you an associated person of an NASD member?  / / Yes   / / No

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for $________________________________________________________

/ / Funds were wired to US Bank on _____________________ in the amount of $ _____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE  CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please  forward your  completed  application  by  mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO DAVENPORT EQUITY FUND #19945-6765
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
    / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

================================================================================================================================
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________ of them is/are  authorized  under  the applicable  governing  document  to act with full power to sell, assign or transfer securities of
THE DAVENPORT EQUITY FUND for the Registered  Owner and  to  execute and  deliver any instrument  necessary  to  effectuate  the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE  DAVENPORT EQUITY FUND,  or any  agent of the Fund  may,  without inquiry,  rely  upon  the  instruction  of  any  person(s)
purporting  to be an authorized  person  named  above,  or  in  any  Amendment  received by the Fund or their  agent.  The Funds and its  Agent  shall not be liable  for any  claims, expenses or  losses  resulting  from  having  acted  upon  any instruction reasonably believed to be genuine.

================================================================================================================================
                                                      SPECIAL INSTRUCTIONS
                                                      --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________

Withdrawals to be made: / / 15th day of each month  / / last business day of each month

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)                               Please make my automatic investment on:

_________________________________________________________________                   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here    / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions
of the contract as stated on my bank account signature card.                        / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment  objectives and policies stated therein.  I/We hereby ratify any instructions given pursuant to this  Application and for myself and my successors and assigns do hereby release Ultimus Fund Solutions,  LLC,
Williamsburg Investment Trust, Davenport & Company LLC, and their respective officers, employees, agents and affiliates from any and all liability in the  performance  of the acts  instructed  herein  provided  that such entities have  exercised due care to determine that the instructions are genuine.  I certify under the penalties of perjury that (1) I am a U.S. person  (including a
U.S. resident alien), (2) the Social Security Number or Tax  Identification  Number shown is correct and (3) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of all taxable  distributions  and gross  redemption  proceeds  under the federal  income tax law. I recognize that the Internal
Revenue  Service does not require my consent to any provision of this document other than the  certifications  required to avoid backup withholding. (Check here if you are subject to backup withholding) / /.


-------------------------------------------------------------       ------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       ------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================
CUSTOMER PRIVACY POLICY

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center, 901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III        Richard L. Morrill
John T. Bruce                   Harris V. Morrissette
Charles M. Caravati, Jr.        Erwin H. Will, Jr.
Robert S. Harris                Samuel B. Witt III
J. Finley Lee, Jr.

OFFICERS
Joseph L. Antrim III, President
John P. Ackerly IV, Vice President
Denise C. Peters, Compliance Officer

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free 1-800-281-3217. This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund's website at www.davenportllc.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to comfirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo @sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                              File No. 811-05685

================================================================================

================================================================================


                                   DAVENPORT
                                  EQUITY FUND
                                  -----------


                                   PROSPECTUS

                                 AUGUST 1, 2007


                                  -----------
                                  -----------


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                                [GRAPIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

            ======================================================
                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                   PROSPECTUS

                                 AUGUST 1, 2007


                              NO-LOAD MUTUAL FUNDS


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

================================================================================

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary........................................................    3

Synopsis of Costs and Expenses.............................................    7

Additional Investment Information..........................................    8

How to Purchase Shares.....................................................   13

How to Redeem Shares.......................................................   16

How Net Asset Value is Determined..........................................   17

Management of the Funds....................................................   18

Dividends, Distributions and Taxes.........................................   19

Financial Highlights.......................................................   20

Customer Privacy Policy....................................................   22

          ------------------------------------------------------------

                               INVESTMENT ADVISER
                          FLIPPIN, BRUCE & PORTER, INC.
                               Lynchburg, Virginia

          ------------------------------------------------------------

OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III, Vice President
David J. Marshall, Vice President
John H. Hanna, IV, Vice President
Teresa L. Sanderson, Compliance Officer

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

================================================================================

RISK/RETURN SUMMARY
================================================================================

The FBP Value Fund and the FBP Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of the FBP VALUE FUND (the "Value Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP BALANCED FUND (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

FBP VALUE FUND

The Value Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will primarily be invested in the securities of the largest 1000 companies having operating histories of 10 years or longer.

The Value Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP BALANCED FUND

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below:

                  % of Net Assets
                  ---------------
                  Equity Securities             40-75%
                  Fixed Income Securities       25-50%
                  Money Market Instruments       0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Funds' portfolios might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions.

The Funds may write covered call options. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                                 FBP VALUE FUND

                               [GRAPHIC OMITTED]


25.42%  17.92%  3.72%  -1.92%  11.38%  -21.71%  31.92%  10.81%  5.85%  17.67%
------  ------  -----  ------  ------  -------  ------  ------  -----  ------
 1997    1998   1999    2000    2001     2002    2003    2004    2005   2006

During the periods shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.85% during the quarter ended September 30, 2002.

The Fund's 2007 year-to-date return through June 30, 2007 is 4.76%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                                FBP BALANCED FUND

                               [GRAPHIC OMITTED]


 20.63%  15.14%  5.31%  1.05%  9.92%  -13.72%  24.91%   8.04%  4.16%  13.66%
 ------  ------  -----  -----  -----  -------  ------   -----  -----  ------
  1997    1998   1999   2000   2001     2002    2003    2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -10.78% during the quarter ended September 30, 2002.

The Fund's 2007 year-to-date return through June 30, 2007 is 4.14%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

The tables below show how each Fund's average annual total returns compare with those of a broad measure of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP VALUE FUND
                                               ONE YEAR   FIVE YEARS   TEN YEARS
                                               --------   ----------   ---------
Return Before Taxes.........................    17.67%       7.35%        9.10%
Return After Taxes on Distributions.........    15.91%       6.75%        8.40%
Return After Taxes on Distributions
  and Sale of Fund Shares...................    13.59%       6.24%        7.77%

Standard & Poor's 500 Index(1) (reflects
  no deduction for fees, expenses, or taxes)    15.79%       6.19%        8.42%

FBP BALANCED FUND
                                               ONE YEAR   FIVE YEARS   TEN YEARS
                                               --------   ----------   ---------
Return Before Taxes.........................    13.66%       6.63%        8.40%
Return After Taxes on Distributions.........    12.32%       5.64%        6.90%
Return After Taxes on Distributions
  and Sale of Fund Shares...................    10.24%       5.40%        6.66%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes)...    15.79%       6.19%        8.42%

Lipper Balanced Fund Index(2)
  (reflects no deduction for taxes).........    11.60%       6.51%        7.44%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                        Value   Balanced
                                                         Fund     Fund
                                                        -----   --------
Management Fees......................................    0.70%    0.70%
Administrator's Fees.................................    0.13%    0.13%
Other Expenses.......................................    0.18%    0.15%
                                                         ----     ----
Total Annual Fund Operating Expenses.................    1.01%    0.98%
                                                         ====     ====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     Value   Balanced
                                     Fund      Fund
                                    ------   --------
                     l Year......   $  103    $  100
                     3 Years.....      322       312
                     5 Years.....      558       542
                     10 Years....    1,236     1,201

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVES

The investment objective of the FBP VALUE FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Value Fund's primary objective.

The investment objective of the FBP BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT STRATEGIES

The concept of value investing used in both the Value Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such investment will usually be the equity securities of domestic, established companies.

The Adviser believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

      o the anticipated price appreciation has been achieved or is no longer probable;

      o     alternate investments offer superior total return prospects; or

      o     the risk of decline in market value is increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Adviser allocates a portion of the Value Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Adviser determines that market conditions warrant, the Value Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with limited risk.

The Value Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of the largest 1000 companies having operating histories of 10 years or longer. In determining whether an equity security is undervalued, the Adviser considers, among other things:

      o valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Adviser;

      o     analysis   of   fundamentals   of   business   including   financial
            flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

      o     Wall Street sentiment and largest institutional holders; and

      o information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

In order to implement the Funds' investment strategies, the Adviser invests the total portfolio of the Value Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Newly purchased securities are generally considered significantly undervalued by the Adviser. Such securities will be of companies which the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by each Fund. These once undervalued issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected by the Adviser to be in a declining trend, in which case maturities may be extended longer.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Adviser. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those debt obligations acquired for their capital appreciation potential may be of companies and/or industries at the low point of their business cycle, often experiencing a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Adviser expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the

U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Adviser's opinion.

OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS

To the extent that the Value Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies selected by the Adviser will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

      The Flippin, Bruce & Porter Funds
      c/o Shareholder Services
      P.O. Box 46707
      Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For FBP Funds #0199456740
      For either    FBP Value Fund or
                    FBP Balanced Fund
      For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

            The Flippin, Bruce & Porter Funds
            c/o Shareholder Services
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted as Portfolio Manager since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985. The

Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' Investment Advisory Agreements, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2007.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2007, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The information for the year ended March 31, 2003 was audited by other independent auditors.

                                 FBP VALUE FUND

         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================
                                                        YEARS ENDED MARCH 31,
                                             -------------------------------------------
                                               2007     2006     2005    2004      2003
                                             -------  -------  -------  -------  -------
Net asset value at beginning of year ......  $ 26.60  $ 25.73  $ 24.86  $ 17.12  $ 23.59
                                             -------  -------  -------  -------  -------
Income (loss) from investment operations:
  Net investment income ...................     0.33     0.32     0.29     0.22     0.20
  Net realized and unrealized gains
    (losses) on investments ...............     2.71     2.70     0.86     7.74    (6.47)
                                             -------  -------  -------  -------  -------
Total from investment operations ..........     3.04     3.02     1.15     7.96    (6.27)
                                             -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment income ....    (0.33)   (0.32)   (0.28)   (0.22)   (0.20)
  Distributions from net realized gains....    (2.01)   (1.83)      --       --       --
                                             -------  -------  -------  -------  -------
Total distributions .......................    (2.34)   (2.15)   (0.28)   (0.22)   (0.20)
                                             -------  -------  -------  -------  -------
Net asset value at end of year ............  $ 27.30  $ 26.60  $ 25.73  $ 24.86  $ 17.12
                                             =======  =======  =======  =======  =======
Total return(a) ...........................    11.57%   12.03%    4.65%   46.60%  (26.61%)
                                             =======  =======  =======  =======  =======
Net assets at end of year (000's) .........  $60,233  $59,611  $61,212  $50,400  $48,552
                                             =======  =======  =======  =======  =======
Ratio of expenses to average net assets....     1.01%    1.01%    1.00%    1.02%    1.00%

Ratio of net investment income to
  average net assets ......................     1.19%    1.17%    1.17%    0.94%    1.06%

Portfolio turnover rate ...................       16%      15%      15%      19%      12%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                FBP BALANCED FUND

         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================
                                                         YEARS ENDED MARCH 31,
                                             -------------------------------------------
                                               2007    2006      2005    2004      2003
                                             -------  -------  -------  -------  -------
Net asset value at beginning of year ......  $ 18.39  $ 18.06  $ 18.40  $ 14.46  $ 17.68
                                             -------  -------  -------  -------  -------
Income (loss) from investment operations:
  Net investment income ...................     0.37     0.33     0.29     0.29     0.36
  Net realized and unrealized gains
    (losses) on investments ...............     1.39     1.22     0.28     4.49    (3.21)
                                             -------  -------  -------  -------  -------
Total from investment operations ..........     1.76     1.55     0.57     4.78    (2.85)
                                             -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment income ....    (0.37)   (0.32)   (0.30)   (0.31)   (0.37)
  Distributions from net realized gains ...    (0.83)   (0.90)   (0.61)   (0.53)      --
                                             -------  -------  -------  -------  -------
Total distributions .......................    (1.20)   (1.22)   (0.91)   (0.84)   (0.37)
                                             -------  -------  -------  -------  -------
Net asset value at end of year ............  $ 18.95  $ 18.39  $ 18.06  $ 18.40  $ 14.46
                                             =======  =======  =======  =======  =======
Total return(a) ...........................     9.70%    8.81%    3.20%   33.19%  (16.16%)
                                             =======  =======  =======  =======  =======
Net assets at end of year (000's) .........  $66,358  $62,781  $61,466  $58,290  $44,333
                                             =======  =======  =======  =======  =======
Ratio of expenses to average net assets....     0.97%    0.99%    0.96%    0.98%    1.00%

Ratio of net investment income to
  average net assets ......................     1.95%    1.75%    1.62%    1.68%    2.31%

Portfolio turnover rate ...................       17%      24%      17%      21%      21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                                [GRAPIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                            -----------------------

INVESTMENT ADVISER
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg,  Virginia 24505
TOLL-FREE 1-800-327-9375

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
TOLL-FREE 1-866-738-1127

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III, Vice President
David J. Marshall, Vice President
John H. Hanna, IV, Vice President
Teresa L. Sanderson, Compliance Officer

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.fbpinc.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

================================================================================


                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS


                                   PROSPECTUS

                                 AUGUST 1, 2007


                         T. LEAVELL & ASSOCIATES, INC.
                         =============================
                               INVESTMENT ADVISER
                         =============================

                                  FOUNDED 1979


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

RISK/RETURN SUMMARY
================================================================================

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing primarily in common stocks.

The investment objective of THE GOVERNMENT STREET MID-CAP FUND is to seek capital appreciation. The Fund will seek to attain its objective by investing primarily in common stocks of mid-cap companies.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks and shares of exchange traded funds that invest primarily in common stocks. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The  selection  process  begins  with a stock list of  approximately  550 common
stocks.   This  list   includes  all  stocks  in  the  S&P  500  plus   "special
consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into economic sectors using the economic sector weightings of the S&P 500 as benchmarks. These ten sectors are the basis for the diversification that is inherent in the portfolio.

The Equity Fund may invest up to 25% of its net assets in exchange traded funds ("ETFs") if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET MID-CAP FUND

The Mid-Cap Fund's portfolio consists primarily of the common stocks of medium capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies and shares of exchange traded funds that invest primarily in common stocks of mid-cap companies. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the S&P MidCap 400 Index. As of June 30, 2007, such companies ranged in capitalization from approximately $510 million to $10.66 billion. The market capitalization of the companies in the Fund's portfolio and the S&P MidCap 400 Index changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.

The Mid-Cap Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks. This list includes all stocks in the S&P MidCap 400 Index plus certain other stocks that the Adviser deems appropriate for the Fund's portfolio but which are not included on the S&P MidCap 400 Index. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into ten economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

The Mid-Cap Fund may invest up to 25% of its net assets in exchange traded funds ("ETFs") if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

The performance of the Mid-Cap Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."

Under normal circumstances, at least 80% of the Bond Fund's net assets will be invested in fixed income securities and shares of exchange traded funds that invest primarily in fixed income securities, and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Bond Fund is downgraded and it is no longer rated among the 4 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

The Bond Fund may invest up to 25% of its net assets in exchange traded funds ("ETFs") if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The securities in the Alabama Tax Free Bond Fund's portfolio will be rated at the time of purchase in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Alabama Tax Free Bond Fund is downgraded and it is no longer rated among the 3 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

See "Risks of Exchange Traded Funds" below for a discussion of the special risks related to the Fund's investments in shares of ETFs.

THE GOVERNMENT STREET MID-CAP FUND

The return on and value of an investment in the Mid-Cap Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

See "Risks of Exchange Traded Funds" below for a discussion of the special risks related to the Fund's investments in shares of ETFs.

THE GOVERNMENT STREET BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.

See "Risks of Exchange Traded Funds" below for a discussion of the special risks related to the Fund's investments in shares of ETFs.

THE ALABAMA TAX FREE BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

RISKS OF EXCHANGE TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including that the market price of an ETF's shares may trade at a discount to its net asset value, or that an active trading market for an ETF's shares may not be developed or be maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When a Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                        THE GOVERNMENT STREET EQUITY FUND

                               [GRAPHIC OMITTED]

27.84%   23.73%  17.71%  -3.83%  -13.01%  -21.30%  28.11%  9.28%  5.00%   9.28%
------   ------  ------  ------  -------  -------  ------  -----  -----  ------
 1997     1998    1999    2000     2001     2002    2003   2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.90% during the quarter ended September 30, 2002.

The Fund's 2007 year-to-date return through June 30, 2007 is 6.87%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       THE GOVERNMENT STREET MID-CAP FUND

                               [GRAPHIC OMITTED]


                     13.55%          13.99%           5.60%
                     ------          ------          ------
                      2004            2005            2006

During the periods shown in the bar chart, the highest return for a quarter was 8.92% during the quarter ended December 31, 2004 and the lowest return for a quarter was -4.10% during the quarter ended June 30, 2006.

The Fund's 2007 year-to-date return through June 30, 2007 is 11.52%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                         THE GOVERNMENT STREET BOND FUND

                               [GRAPHIC OMITTED]


 7.83%    7.43%  -1.02%  10.25%    8.09%   8.33%    2.97%  1.79%  1.04%   4.61%
------   ------  ------  ------  -------  -------  ------  -----  -----  ------
 1997     1998    1999    2000     2001     2002    2003   2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 4.29% during the quarter ended September 30, 2001 and the lowest return for a quarter was -1.63% during the quarter ended June 30, 2004.

The Fund's 2007 year-to-date return through June 30, 2007 is 1.49%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                         THE ALABAMA TAX FREE BOND FUND

                               [GRAPHIC OMITTED]


 6.31%    5.13%  -0.98%   8.19%    4.36%   8.42%    3.23%  1.63%  0.93%   2.65%
------   ------  ------  ------  -------  -------  ------  -----  -----  ------
 1997     1998    1999    2000     2001    2002     2003   2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 3.88% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.78% during the quarter ended June 30, 2004.

The Fund's 2007 year-to-date return through June 30, 2007 is 0.85%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                                DECEMBER 31, 2006

The tables below show how each Fund's average annual total returns compare with those of broad measures of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE GOVERNMENT STREET EQUITY FUND

                                                 One Year  Five Years  Ten Years
--------------------------------------------------------------------------------
Return Before Taxes............................    9.28%      4.80%      7.01%
Return After Taxes on Distributions............    7.40%      4.30%      6.48%
Return After Taxes on Distributions
  and Sale of Fund Shares......................    8.41%      4.07%      6.01%
STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes)......   15.79%      6.19%      8.42%

THE GOVERNMENT STREET MID-CAP FUND

                                                               Since Inception
                                                   One Year  (November 17, 2003)
--------------------------------------------------------------------------------
Return Before Taxes .............................    5.60%          11.30%
Return After Taxes on Distributions..............    4.81%          10.69%
Return After Taxes on Distributions
  and Sale of Fund Shares........................    4.70%           9.57%
STANDARD & POOR'S MIDCAP 400 INDEX(2) (reflects
  no deduction for fees, expenses, or taxes).....   10.32%          14.12%

THE GOVERNMENT STREET BOND FUND

                                                 One Year  Five Years  Ten Years
--------------------------------------------------------------------------------
Return Before Taxes............................    4.61%      3.71%      5.07%
Return After Taxes on Distributions............    2.83%      1.93%      2.92%
Return After Taxes on Distributions
  and Sale of Fund Shares......................    2.97%      2.11%      3.00%
LEHMAN GOVERNMENT/CREDIT
  INTERMEDIATE BOND INDEX(3) (reflects no
    deduction for fees, expenses or taxes).....    4.08%      4.53%      5.81%
90-DAY TREASURY BILL INDEX(4) (reflects no
    deduction for fees, expenses, or taxes)....    4.75%      2.41%      3.80%

THE ALABAMA TAX FREE BOND FUND

                                                 One Year  Five Years  Ten Years
--------------------------------------------------------------------------------
Return Before Taxes...........................     2.65%      3.34%      3.95%
Return After Taxes on Distributions...........     2.64%      3.34%      3.95%
Return After Taxes on Distributions
  and Sale of Fund Shares.....................     2.91%      3.36%      3.94%
LEHMAN 7-YEAR MUNICIPAL BOND
  INDEX(5) (reflects no deduction for
  fees, expenses, or taxes)...................     3.98%      4.89%      5.22%
LEHMAN 3-YEAR MUNICIPAL BOND
  INDEX(6) (reflects no deduction for
  fees, expenses, or taxes)...................     3.04%      3.00%      4.04%
LIPPER INTERMEDIATE MUNICIPAL BOND
  FUND INDEX(7) (reflects no deduction
  for taxes)..................................     3.87%      4.27%      4.61%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices of 400 medium-sized U.S. companies.

(3) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.

(4)   The  90-Day   Treasury  Bill  Index  is  an  unmanaged   index   generally
      representative of the average yield of 90-day Treasury bills.

(5) The Lehman 7-Year Municipal Bond Index is an unmanaged index generally representative of 7-year tax-exempt bonds.

(6) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

(7) The Lipper Intermediate Municipal Bond Fund Index is an index of intermediate-term municipal bond funds tracked by Lipper.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER  FEES (fees paid  directly from your  investment):  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                    THE           THE          THE        THE
                                GOVERNMENT    GOVERNMENT   GOVERNMENT   ALABAMA
                                  STREET        STREET       STREET    TAX FREE
                                EQUITY FUND  MID-CAP FUND   BOND FUND  BOND FUND
--------------------------------------------------------------------------------

Management Fees...............     0.60%         0.75%       0.50%      0.35%
Administrator's Fees..........     0.12%         0.15%       0.08%      0.15%
Acquired Fund Fees
  and Expenses*...............     0.03%         0.00%       0.00%      0.02%
Other Expenses................     0.12%         0.22%       0.24%      0.26%
                                   ----          ----        ----       ----
Total Annual Fund
  Operating Expenses..........     0.87%         1.12%**     0.82%**    0.78%**
                                   ====          ====        ====       ====

* Acquired Fund Fees and Expenses are the fees incurred indirectly by the Funds as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

** The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, 0.71% and 0.65%, respectively, of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    THE           THE          THE        THE
                                GOVERNMENT    GOVERNMENT   GOVERNMENT   ALABAMA
                                  STREET        STREET       STREET    TAX FREE
                                EQUITY FUND  MID-CAP FUND   BOND FUND  BOND FUND
--------------------------------------------------------------------------------

1 year.......................      $   89       $   114      $   84     $   80
3 years......................         278           356         262        249
5 years......................         482           617         455        433
10 years.....................       1,073         1,363       1,014        966

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                   US Bank, N.A.
                   ABA# 042000013
                   For The Government Street Funds #0199456682
                   For [Name of Fund]
                   For [Shareholder name and account number or tax
                        identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

                  The Government Street Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The

Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Equity Fund and the Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is P.O. Box 1307, Mobile, Alabama 36633.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as Portfolio Manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE GOVERNMENT STREET MID-CAP FUND

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's three Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible:

o Thomas W. Leavell -- responsible for Consumer Discretionary and Healthcare sectors. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979.

o Timothy S. Healey -- responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund (excluding Acquired Fund Fees and Expenses) may therefore exceed 1.10% of its average daily net assets.

THE GOVERNMENT STREET BOND FUND

Mary Shannon Hope and Thomas W. Leavell are primarily responsible for managing the portfolio of the Bond Fund and have acted in this capacity since July 1997. Mrs. Hope is a Vice President of the Adviser and has been employed by the Adviser since 1987. She holds a B.S. in Finance from the University of Alabama and an M.B.A. from the University of South Alabama. Mr.

Leavell has been a principal of the Adviser since his founding of the firm in 1979.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.50% on the first $100 million; and 0.40% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.71% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund (excluding Acquired Fund Fees and Expenses) may therefore exceed 0.71% of its average daily net assets.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is an Executive Vice President of the Adviser and has been a Portfolio Manager with the firm since 1986.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund (excluding Acquired Fund Fees and Expenses) may therefore exceed 0.65% of its average daily net assets.

FOR MORE INFORMATION-- The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' Invesment Advisory Agreements, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2007.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Bond Fund and The Alabama Tax Free Bond Fund expect that distributions will consist primarily of net investment income. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

ALL FUNDS

Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND

The Equity Fund and the Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund's use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds' use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND/
THE GOVERNMENT STREET BOND FUND

To participate in various markets and market sectors, the Funds may invest in shares of exchange traded funds ("ETFs"). The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (e.g., the S&P 500 Index, the S&P 400 MidCap Index, the Lehman Aggregate Bond Index, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.), particularly since ETFs may be bought and sold like stocks -- at any time the applicable stock exchange is open for trading. When a Fund invests in ETFs, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs tracking indexes representing a general market, industry sectors or market capitalization sectors. Each Fund does not presently intend to invest more than 25% of its net assets in ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (1) the market price of an ETF's shares may trade at a discount to its net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. In addition, due to legal limitations, a Fund may be prevented from purchasing more than 3% of an ETF's outstanding shares unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the

Securities and Exchange Commission that is applicable to the Fund, and (ii) the ETF and the Fund take appropriate steps to comply with any condition in such order.

THE GOVERNMENT STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although  the  Fund  normally  invests   substantially  all  of  its  assets  in
obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2007, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The information for the year ended March 31, 2003 was audited by other independent auditors.

THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                             YEARS ENDED MARCH 31,
                                              --------------------------------------------------
                                                2007      2006       2005       2004       2003
------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 52.42   $  47.11   $  46.10   $  34.13   $ 45.55
                                              -------   --------   --------   --------   -------
Income (loss) from investment operations:
  Net investment income ...................      0.48       0.50       0.50       0.32      0.28
  Net realized and unrealized
    gains (losses) on investments .........      2.90       5.31       1.01      11.97    (11.42)
                                              -------   --------   --------   --------   -------
Total from investment operations ..........      3.38       5.81       1.51      12.29    (11.14)
                                              -------   --------   --------   --------   -------
Less distributions:
  Dividends from net investment income ....     (0.48)     (0.50)     (0.50)     (0.32)    (0.28)
  Distributions from net realized gains ...     (6.95)        --         --         --        --
                                              -------   --------   --------   --------   -------
Total distributions .......................     (7.43)     (0.50)     (0.50)     (0.32)    (0.28)
                                              -------   --------   --------   --------   -------
Net asset value at end of year ............   $ 48.37   $  52.42   $  47.11   $  46.10   $ 34.13
                                              =======   ========   ========   ========   =======
Total return(a) ...........................      7.04%     12.39%      3.27%     36.09%   (24.47%)
                                              =======   ========   ========   ========   =======
Net assets at end of year (000's) .........   $87,757   $107,243   $132,922   $129,719   $87,837
                                              =======   ========   ========   ========   =======
Ratio of expenses to average net assets ...      0.84%      0.78%      0.76%      0.79%     0.81%

Ratio of net investment income
  to average net assets ...................      0.96%      0.95%      1.08%      0.77%     0.76%

Portfolio turnover rate ...................        15%        17%        13%        15%       12%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND

SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH PERIOD

                                                                                       PERIOD
                                                       YEARS ENDED MARCH 31,           ENDED
                                                    ---------------------------      MARCH 31,
                                                      2007      2006      2005        2004(a)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........   $ 13.71   $ 11.30   $ 10.33       $ 10.00
                                                    -------   -------   -------       -------

Income from investment operations:
  Net investment income .........................      0.04      0.05      0.01          0.01
  Net realized and unrealized
    gains on investments ........................      0.45      2.38      0.97          0.68
                                                    -------   -------   -------       -------
Total from investment operations ................      0.49      2.43      0.98          0.69
                                                    -------   -------   -------       -------

Less distributions:
  Dividends from net investment income ..........     (0.05)    (0.02)    (0.01)        (0.01)
  Distributions from net realized gains .........     (1.02)       --     (0.00)(b)     (0.35)
                                                    -------   -------   -------       -------
Total distributions .............................     (1.07)    (0.02)    (0.01)        (0.36)
                                                    -------   -------   -------       -------

Net asset value at end of period ................   $ 13.13   $ 13.71   $ 11.30       $ 10.33
                                                    =======   =======   =======       =======

Total return(c) .................................      3.83%    21.51%     9.47%         6.83%(d)
                                                    =======   =======   =======       =======

Net assets at end of period (000's) .............   $33,961   $37,619   $32,025       $19,227
                                                    =======   =======   =======       =======

Ratio of net expenses to average net assets(e) ..      1.10%     1.10%     1.10%         1.09%(f)

Ratio of net investment income
  to average net assets .........................      0.26%     0.37%     0.14%         0.11%(f)

Portfolio turnover rate .........................        11%       28%        6%          177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2007, 2006, 2005 and 2004, respectively.

(f)   Annualized.

THE GOVERNMENT STREET BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                          YEARS ENDED MARCH 31,
                                            -------------------------------------------------
                                              2007      2006       2005      2004       2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 19.67   $ 20.29    $ 21.24   $  21.55   $ 20.75
                                            -------   -------    -------   --------   -------
Income (loss) from investment operations:
  Net investment income .................      0.81      0.77(a)    0.71       0.81      0.99
  Net realized and unrealized
    gains (losses) on investments .......      0.26     (0.41)     (0.71)     (0.11)     0.92
                                            -------   -------    -------   --------   -------
Total from investment operations ........      1.07      0.36       0.00       0.70      1.91
                                            -------   -------    -------   --------   -------
Dividends from and/or in excess of
  net investment income .................     (0.92)    (0.98)     (0.95)     (1.01)    (1.11)
                                            -------   -------    -------   --------   -------

Net asset value at end of year ..........   $ 19.82   $ 19.67    $ 20.29   $  21.24   $ 21.55
                                            =======   =======    =======   ========   =======

Total return(b) .........................      5.56%     1.80%      0.04%      3.34%     9.36%
                                            =======   =======    =======   ========   =======

Net assets at end of year (000's) .......   $29,741   $36,235    $59,919   $ 64,005   $58,665
                                            =======   =======    =======   ========   =======

Ratio of net expenses
  to average net assets (c) .............      0.71%     0.71%      0.71%      0.70%     0.71%

Ratio of net investment income
  to average net assets .................      4.50%     3.75%      3.44%      3.65%     4.62%

Portfolio turnover rate .................        26%       32%        28%        33%       39%

(a)   Calculated using weighted average shares outstanding during the year.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.82% and 0.74% for the years ended March 31, 2007 and 2006, respectively.

THE ALABAMA TAX FREE BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEARS ENDED MARCH 31,
                                                    -----------------------------------------------
                                                      2007      2006      2005      2004      2003
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............   $ 10.40   $ 10.55   $ 10.90   $ 10.89   $ 10.40
                                                    -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income .........................      0.36      0.34      0.35      0.35      0.40
  Net realized and unrealized
    gains (losses) on investments ...............     (0.01)    (0.15)    (0.36)     0.01      0.49
                                                    -------   -------   -------   -------   -------
Total from investment operations ................      0.35      0.19     (0.01)     0.36      0.89
                                                    -------   -------   -------   -------   -------

Dividends from net investment income ............     (0.36)    (0.34)    (0.34)    (0.35)    (0.40)
                                                    -------   -------   -------   -------   -------

Net asset value at end of year ..................   $ 10.39   $ 10.40   $ 10.55   $ 10.90   $ 10.89
                                                    =======   =======   =======   =======   =======

Total return(a) .................................      3.38%     1.80%    (0.06%)    3.40%     8.67%
                                                    =======   =======   =======   =======   =======

Net assets at end of year (000's) ...............   $25,968   $26,182   $34,525   $38,702   $34,729
                                                    =======   =======   =======   =======   =======

Ratio of net expenses to average net assets(b) ..      0.65%     0.65%     0.65%     0.65%     0.65%

Ratio of net investment income
  to average net assets .........................      3.44%     3.25%     3.21%     3.26%     3.74%

Portfolio turnover rate .........................        15%        5%        4%       10%        9%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.73%, 0.69%, 0.68% and 0.69% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                       This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
                     --------------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
Post Office Box 1307
Mobile, Alabama 36633
www.tleavell.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1125

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

================================================================================

================================================================================

                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary........................................................    2
Synopsis of Costs and Expenses.............................................   13
How to Purchase Shares.....................................................   14
How to Redeem Shares.......................................................   17
How Net Asset Value is Determined..........................................   19
Management of the Funds....................................................   20
Dividends, Distributions and Taxes.........................................   23
Additional Investment Information .........................................   25
Financial Highlights.......................................................   29
Customer Privacy Policy....................................................   33

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.tleavell.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                              NO-LOAD MUTUAL FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                   PROSPECTUS

                                 AUGUST 1, 2007

                               INVESTMENT ADVISOR
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                                TABLE OF CONTENTS

================================================================================

Risk/Return Summary........................................................    3
Synopsis of Costs and Expenses.............................................   12
Additional Investment Information .........................................   13
How to Purchase Shares.....................................................   22
How to Redeem Shares.......................................................   25
How Net Asset Value is Determined..........................................   28
Management of the Funds....................................................   29
Dividends, Distributions and Taxes.........................................   31
Financial Highlights.......................................................   34
Customer Privacy Policy....................................................   39

--------------------------------------------------------------------------------
THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Co., Inc.
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

SUB-ADVISOR
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS

THE JAMESTOWN BALANCED FUND
  Charles M. Caravati, III, CFA
  Lawrence B. Whitlock, Jr., CFA
  Joseph A. Jennings, III, CFA

THE JAMESTOWN EQUITY FUND
  Charles M. Caravati, III, CFA
  Lawrence B. Whitlock, Jr., CFA

THE JAMESTOWN SELECT FUND
  Charles M. Caravati, III, CFA
  Lawrence B. Whitlock, Jr., CFA
  Peter L. Gibbes, CFA, CFP
  Austin Brokenbrough, IV, CFA

THE JAMESTOWN INTERNATIONAL EQUITY FUND
  L. Sean Roche, CFA

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
  Joseph A. Jennings, III, CFA

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. Please read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN SELECT FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio comprised primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND

The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Fixed income securities, including corporate debt obligations, U.S. Government securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND

The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN SELECT FUND

The Advisor seeks to achieve the Select Fund's objective through investment in a diversified portfolio composed of common stocks. The Advisor utilizes a multi-factor screening process and systematic buy and sell disciplines to construct the Fund's portfolio. In selecting investments for the Fund, the Advisor selects individual companies based on their investment attributes rather than focusing initially on sectors or industries to determine investment decisions. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics (including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios) and actively seeks to gain exposure to the stocks with the highest rankings in the Advisor's screening process. The Advisor applies its multi-factor screening process to a defined universe of approximately 550 large capitalization stocks, comprised of the stocks included within the S&P 500 Index and the 50 largest capitalization stocks included within the S&P 400 MidCap Index. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN INTERNATIONAL EQUITY FUND

The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund seeks a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equity securities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and may purchase forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN TAX EXEMPT VIRGINIA FUND

At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND

The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities  will  fluctuate  in  response  to  stock  market  movements.  Equity securities are subject to market rises and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN SELECT FUND

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's investment strategies may result in high portfolio turnover. This may increase the Fund's brokerage commission costs, which would reduce performance. High portfolio turnover also exposes the Fund to a higher current realization of short-term capital gains which, when distributed, could cause shareholders to pay higher taxes.

JAMESTOWN INTERNATIONAL EQUITY FUND

The return on and value of an investment in the International Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value in response to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio, or to economic circumstances or other factors in the countries in which the Fund has invested. The Fund's method of security selection may not be successful and the Fund may underperform other equity market segments or the equity market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

JAMESTOWN TAX EXEMPT VIRGINIA FUND

Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The Jamestown Select Fund commenced operations on October 31, 2006 and therefore does not have a performance history for a full calendar year.

                             JAMESTOWN BALANCED FUND

                               [GRAPHIC OMITTED]

19.89%   18.27%  11.47%   0.85%  -11.28%  -10.41%  16.42%  6.89%  5.00%   8.15%
------   ------  ------  ------  -------  -------  ------  -----  -----  ------
 1997     1998    1999    2000     2001     2002    2003   2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.

The Fund's 2007 year-to-date return through June 30, 2007 is 5.99%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                              JAMESTOWN EQUITY FUND

                               [GRAPHIC OMITTED]

25.53%   23.97%  16.65%  -1.71%  -19.78%  -20.90%  23.66%  9.10%  6.72%   9.98%
------   ------  ------  ------  -------  -------  ------  -----  -----  ------
 1997     1998    1999    2000     2001     2002    2003   2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.33% during the quarter ended September 30, 2001.

The Fund's 2007 year-to-date return through June 30, 2007 is 8.34%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN INTERNATIONAL EQUITY FUND

                               [GRAPHIC OMITTED]

12.43%  23.95%  39.61%  -20.41% -27.27% -20.18%  29.78%   16.59%  12.83%  20.77%
------  ------  ------  ------  ------  -------  -------  ------  ------  ------
 1997    1998    1999    2000    2001    2002     2003     2004    2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -21.45% during the quarter ended September 30, 2002.

The Fund's 2007 year-to-date return through June 30, 2007 is 8.03%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

                               [GRAPHIC OMITTED]

 7.07%    5.40%  -1.74%   8.99%    4.44%   8.33%    3.32%  2.14%  1.06%   2.93%
------   ------  ------  ------  -------  -------  ------  -----  -----  ------
 1997     1998    1999    2000     2001     2002    2003   2004   2005    2006

During the periods shown in the bar chart, the highest return for a quarter was 4.15% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.96% during the quarter ended June 30, 2004.

The Fund's 2007 year-to-date return through June 30, 2007 is 0.48%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

The tables below show how each Fund's average annual total returns compare with those of a broad measure of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JAMESTOWN BALANCED FUND

                                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes.............................    8.15%    4.83%      6.00%
Return After Taxes on Distributions.............    6.31%    3.53%      4.51%
Return After Taxes on Distributions
  and Sale of Fund Shares.......................    6.60%    3.71%      4.55%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes).......   15.79%    6.19%      8.42%

Lipper Balanced Fund Index (reflects no
  deduction for taxes)..........................   11.60%    6.51%      7.44%

JAMESTOWN EQUITY FUND

                                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes.............................    9.98%    4.61%      6.01%
Return After Taxes on Distributions.............    8.85%    3.91%      5.18%
Return After Taxes on Distributions
  and Sale of Fund Shares.......................    7.90%    3.87%      4.99%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes).......   15.79%    6.19%      8.42%

JAMESTOWN INTERNATIONAL EQUITY FUND

                                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes.............................   20.77%    10.48%     6.37%
Return After Taxes on Distributions.............   20.66%    10.34%     5.78%
Return After Taxes on Distributions
  and Sale of Fund Shares.......................   13.64%     9.10%     5.35%

 Morgan Stanley Europe, Australia and
   Far East ("EAFE") Index(2) (reflects no
   deduction for fees, expenses, or taxes)......   26.34%    14.98%     7.71%

JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes.............................    2.93%    3.53%      4.15%
Return After Taxes on Distributions.............    2.92%    3.52%      4.14%
Return After Taxes on Distributions
  and Sale of Fund Shares.......................    3.19%    3.55%      4.13%

Lehman 5-Year Municipal Bond Index (3)
  (reflects no deduction for fees,
  expenses, or taxes)...........................    3.34%    4.05%      4.70%

(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

(3) The Lehman 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because The Jamestown Virginia Tax Exempt Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):


                                                                    INTERNATIONAL   TAX EXEMPT
                                       BALANCED   EQUITY   SELECT       EQUITY       VIRGINIA
                                         FUND      FUND     FUND         FUND          FUND
----------------------------------------------------------------------------------------------
Sales Charge Imposed on Purchases ..     None      None     None         None          None
Contingent Deferred Sales Charge ...     None      None     None         None          None
Sales Charge Imposed on
  Reinvested Dividends..............     None      None     None         None          None
Redemption Fee (as a percentage of
  the amount redeemed)..............     None      None     None          2%*          None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                                                    INTERNATIONAL   TAX EXEMPT
                                       BALANCED   EQUITY   SELECT      EQUITY        VIRGINIA
                                         FUND      FUND     FUND        FUND           FUND
----------------------------------------------------------------------------------------------
Management Fees.....................     0.65%     0.65%   0.75%       1.00%          0.40%
Administrator's Fees................     0.14%     0.14%   0.21%       0.20%          0.14%
Other Expenses......................     0.15%     0.18%   0.33%(1)    0.55%          0.21%
                                         ----      ----    ----        ----           ----
Total Annual Fund Operating Expenses     0.94%     0.97%   1.29%(2)    1.75%(2)       0.75%(2)
                                         ====      ====    ====        ====           ====

(1) Other Expenses for the Select Fund are based on estimated amounts for the current fiscal year.

(2) The Advisor currently intends to waive all or a portion of its management fee to the extent necessary to limit Total Annual Fund Operating Expenses of the Select Fund, the International Equity Fund and the Tax Exempt Virginia Fund to 1.25%, 1.44% and 0.69%, respectively, of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                    INTERNATIONAL   TAX EXEMPT
                                       BALANCED   EQUITY   SELECT      EQUITY        VIRGINIA
                                         FUND      FUND     FUND        FUND           FUND
----------------------------------------------------------------------------------------------
1 Year .............................    $   96    $   99    $131       $  178          $ 77
3 Years ............................       300       308     409          551           240
5 Years ............................       504       536                  949           417
10 Years ...........................     1,120     1,190                2,062           930

The footnotes to the Financial Highlights tables contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN SELECT FUND is long-term growth of capital through investment in a diversified portfolio comprised primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                          EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between equity securities and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 Index is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                                   SELECT FUND

The Fund's investment strategy is based on the premise that fundamental earnings characteristics drive stock prices over longer periods of time. In the Advisor's opinion, stocks with attractive earnings profiles purchased at reasonable valuations should produce superior investment returns. In selecting investments for the Fund, the Advisor uses an investment process of selecting individual companies based on their investment attributes rather than focusing initially on sectors or industries to determine investment decisions.

In carrying out the Fund's investment strategy the Advisor utilizes a multi-factor screening process and systematic buy and sell disciplines to construct the Fund's portfolio. The process emphasizes securities with the most compelling earnings and valuation profiles and actively seeks to gain exposure to the stocks with the highest rankings in the Advisor's screening process.

The Advisor applies its multi-factor screening process to a defined universe of approximately 550 large capitalization stocks, comprised of the stocks included within the S&P 500 Index and the 50 largest capitalization stocks included within the S&P 400 MidCap Index. Each stock within this universe is screened by the Advisor and assigned a ranking based upon a variety of earnings and valuation characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

Once rankings have been established, the Advisor constructs the Fund's portfolio by generally purchasing for the Fund those securities with the highest rankings in the defined universe. The Fund is well diversified, typically invested in 65 to 75 stocks, resulting in an average position size of approximately 1% to 2% of the Fund's net assets. In addition, the Advisor, where possible, attempts to reduce volatility through broad sector diversification of securities with the highest rankings.

Stocks in the Fund's portfolio are regularly reviewed and assigned updated rankings by the Advisor. As a stock's ranking changes, it may no longer satisfy the Advisor's investment criteria. Generally, if a stock's ranking falls into the bottom 50% of the universe, it will be sold by the Fund. However, the Advisor maintains the authority, in its sole discretion, not to dispose of or acquire a stock regardless of the ranking assigned by the Advisor to such stock.

RISK CONSIDERATIONS. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's investment strategies may result in high portfolio turnover. This may increase the Fund's brokerage commission costs, which would reduce performance. High portfolio turnover also exposes the Fund to a higher current realization of short-term capital gains which, when distributed, could cause shareholders to pay higher taxes.

                            INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in 12 or more foreign countries. The Fund invests primarily in developed countries but may invest in emerging market countries. As a defensive measure, the Fund may hedge up to 50% of the value of its investments in international markets by investing in forward currency exchange contracts in an effort to modify the effects of currency fluctuations.

The sub-advisor, Oechsle International Advisors, LLC ("Oechsle"), combines top-down country evaluation with bottom-up stock selection to uncover inefficiencies within and between international equity markets of developed and emerging market countries in pursuit of opportunities for incremental return. Oechsle focuses on an investment horizon of approximately one to two years, where, in its judgment, the greatest undervalued earnings opportunities occur and aims to transform them into substantial returns (although favorable results cannot be assured). Oechsle is guided by fundamental research to identify individual company investment opportunities and broader country, currency and sector opportunities.

Country, currency, sector and security allocations are refined in meetings of the investment team. Using significant overweighting/underweighting of markets identified as fundamentally attractive or unattractive, the investment team identifies opportunities representing marketable securities in which Oechsle has strong conviction while seeking to spread the risk through broad diversification, typically by investing in 12 or more non-U.S. markets.

Oechsle believes that the key to stock selection is the focus on individual company developments and fundamental characteristics that are not currently anticipated by the market. Fundamental characteristics are used to evaluate the risk-adjusted return potential for individual companies. The assumptions for the company being analyzed are compared to market expectations and presented to the investment team for review and the development of consensus as to which securities appear appropriate and represent attractive investment prospects.

When Oechsle believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may hedge a portion or all of the anticipated risk entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts may have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in rates.

CERTAIN RISK CONSIDERATIONS

In purchasing equity securities, the Fund is subject to the risk that stock prices will fall over extended periods of time. The value of the Fund's securities may fluctuate from day to day, sometimes significantly. Individual companies may report poor results or be negatively affected by industry or other economic trends or developments. These factors contribute to price volatility. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity market as a whole.

Investing in foreign securities involves considerations and risks not typically involved in investing in securities of companies domiciled and operating in the United States. Political, social and economic events unique to a country or region, as well as broader international events, may impact those markets and their issuers. Financial reporting practices and policies may differ from the U.S. and result in less information or information that is not consistent with U.S. accounting, auditing and financial reporting standards. Other risk factors include changes in governmental administration or economic, monetary or other policy, such as tax policy, in a foreign nation or in the U.S., that affect foreign investment.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions within countries with which they trade or by trade barriers, managed adjustments in relative currency values, and protectionist measures applied internally or imposed by the countries with which they trade.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Advisor intends to invest virtually all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its portfolio purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs")--Moody's, S&P or Fitch Investors Service, Inc. ("Fitch"), in their four highest rating grades. For S&P and Fitch those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

At least 90% of the Fund's assets will be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P or Fitch or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including: general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's.

RISK CONSIDERATIONS. Because of its concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock

Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                  US Bank, N.A.
                  ABA# 042000013
                  For The Jamestown Funds #0199456716
                  For [Name of Fund]
                  For [Shareholder name and account number
                      or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 2% redemption fee on redemptions within 90 days of purchase for the International Equity Fund. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.

Your request should be addressed to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

REDEMPTION FEE (Jamestown International Equity Fund only). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

The International Equity Fund does not impose the redemption fee on accounts of qualified tax-deferred retirement plans subject to ERISA.

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the International Equity Fund are generally priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund, the Select Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND--Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings, III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.

EQUITY FUND--Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.

SELECT FUND--Charles M. Caravati, III, CFA, Lawrence B. Whitlock, Jr., CFA, Peter L. Gibbes, CFA/CFP and Austin Brockenbrough, IV, CFA are primarily responsible for managing the portfolio of the Select Fund and have acted in this capacity since the Fund's inception. Mr. Gibbes joined the Advisor in 1987 and is Manager of Quantitative Analysis, responsible for the Advisor's computer-based research. Mr. Brockenbrough joined the Advisor in 1998 and is a Managing Director of the Advisor, primarily responsible for portfolio management.

Compensation of the Advisor with respect to the Select Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.25% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.25% of its average daily net assets.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.44% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.44% of its average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC ("Oechsle") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. Oechsle is also responsible for the selection of broker-dealers through which the International Equity Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

As of June 30, 2007, Oechsle managed approximately $15.1 billion in assets. Oechsle uses a team approach to manage the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. Since September 2004, the Portfolio Manager primarily responsible for overseeing Oechsle's management of the International Equity Fund is L. Sean Roche. Mr. Roche has been employed by Oechsle since 1986 and is a Managing Principal of the firm as well as its Chief Investment Officer and Chief Operating Officer. Oechsle's address is One International Place, Boston, Massachusetts 02110.

Compensation of Oechsle is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND--Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.69% of its average daily net assets.

FOR  MORE   INFORMATION--The   Statement  of  Additional   Information  provides
additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its approval of the Funds' Investment Advisory Agreements and the Sub-Advisory Agreement with Oechsle, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2007.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund, the Select Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund, the Select Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2007, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The information for the year ended March 31, 2003 was audited by other independent auditors.

                           THE JAMESTOWN BALANCED FUND

            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================
                                                         YEARS ENDED MARCH 31,
                                            ===============================================
                                              2007      2006      2005      2004      2003
-------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 14.97   $ 14.92   $ 15.40   $ 13.76   $ 15.66
                                            -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income .................      0.27      0.26      0.29      0.27      0.31
  Net realized and unrealized gains
    (losses) on investments .............      0.69      1.06      0.14      2.48     (1.88)
                                            -------   -------   -------   -------   -------
Total from investment operations ........      0.96      1.32      0.43      2.75     (1.57)
                                            -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income ..............................     (0.29)    (0.27)    (0.30)    (0.29)    (0.33)
  Distributions from net realized gains .     (1.11)    (1.00)    (0.61)    (0.82)       --
                                            -------   -------   -------   -------   -------
Total distributions .....................     (1.40)    (1.27)    (0.91)    (1.11)    (0.33)
                                            -------   -------   -------   -------   -------
Net asset value at end of year ..........   $ 14.53   $ 14.97   $ 14.92   $ 15.40   $ 13.76
                                            =======   =======   =======   =======   =======
Total return(a) .........................      6.57%     9.14%     2.83%    20.29%   (10.06%)
                                            =======   =======   =======   =======   =======
Net assets at end of year (000's) .......   $45,460   $56,879   $62,235   $63,838   $65,339
                                            =======   =======   =======   =======   =======
Ratio of gross expenses to average
  net assets ............................      0.94%     0.93%     0.92%     0.91%     0.90%

Ratio of net expenses to average
  net assets(b) .........................      0.89%     0.89%     0.88%     0.88%     0.87%

Ratio of net investment income to
  average net assets ....................      1.80%     1.72%     1.87%     1.77%     2.12%

Portfolio turnover rate .................        40%       49%       29%       36%       38%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                            THE JAMESTOWN EQUITY FUND

            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================
                                                         YEARS ENDED MARCH 31,
                                            ===============================================
                                              2007      2006      2005      2004      2003
-------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 18.45   $ 17.69   $ 18.28   $ 14.47   $ 18.40
                                            -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income .................      0.10      0.07      0.12      0.05      0.04
  Net realized and unrealized gains
    (losses) on investments .............      1.15      2.11      0.65      4.30     (3.93)
                                            -------   -------   -------   -------   -------
Total from investment operations ........      1.25      2.18      0.77      4.35     (3.89)
                                            -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment
    income ..............................     (0.10)    (0.07)    (0.12)    (0.05)    (0.04)
  Distributions from net realized gains .     (1.48)    (1.35)    (1.24)    (0.49)       --
                                            -------   -------   -------   -------   -------
Total distributions .....................     (1.58)    (1.42)    (1.36)    (0.54)    (0.04)
                                            -------   -------   -------   -------   -------

Net asset value at end of year ..........   $ 18.12   $ 18.45   $ 17.69   $ 18.28   $ 14.47
                                            =======   =======   =======   =======   =======

Total return(a) .........................      6.92%    12.69%     4.34%    30.10%   (21.15%)
                                            =======   =======   =======   =======   =======

Net assets at end of year (000's) .......   $37,128   $42,770   $42,253   $50,187   $38,619
                                            =======   =======   =======   =======   =======

Ratio of gross expenses to average
  net assets ............................      0.97%     0.97%     0.95%     0.94%     0.96%

Ratio of net expenses to average
  net assets(b) .........................      0.91%     0.92%     0.90%     0.88%     0.89%

Ratio of net investment income
  to average net assets .................      0.52%     0.36%     0.63%     0.27%     0.25%

Portfolio turnover rate .................        53%       60%       34%       52%       60%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                            THE JAMESTOWN SELECT FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
================================================================================
                                                                    PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                    2007 (a)
                                                                  ==========
Net asset value at beginning of period ........................   $    10.00
                                                                  ----------

Income (loss) from investment operations:
  Net investment income .......................................         0.01
  Net realized and unrealized gains on investments ............         0.75
                                                                  ----------
Total from investment operations ..............................         0.76
                                                                  ----------

Less distributions:
  Dividends from net investment income ........................        (0.02)
                                                                  ----------

Net asset value at end of period ..............................   $    10.74
                                                                  ==========

Total return(b) ...............................................         7.55%(c)
                                                                  ==========

Net assets at end of year (000's) .............................   $   19,209
                                                                  ==========

Ratio of net expenses to average net assets(e) ................         1.25%(d)

Ratio of net investment income to average net assets ..........         0.31%(d)

Portfolio turnover rate .......................................           46%(c)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d) for the period ended March 31, 2007.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===============================================================================================
                                                            YEARS ENDED MARCH 31,
                                             ==================================================
                                               2007       2006       2005      2004       2003
-----------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $ 12.76    $ 10.33    $  9.42   $  6.31    $  8.98
                                             -------    -------    -------   -------    -------

Income (loss) from investment operations:
  Net investment income (loss) ...........      0.07       0.10       0.08      0.05       0.06
  Net realized and unrealized
    gains (losses) on investments
    and foreign currencies ...............      1.69       2.43       0.91      3.12      (2.69)
                                             -------    -------    -------   -------    -------
Total from investment operations .........      1.76       2.53       0.99      3.17      (2.63)
                                             -------    -------    -------   -------    -------

Less distributions:
  Dividends from net investment
    income ...............................     (0.08)     (0.10)     (0.08)    (0.05)     (0.05)
  Distributions from net realized gains ..        --         --         --     (0.01)        --
                                             -------    -------    -------   -------    -------
Total distributions ......................     (0.08)     (0.10)     (0.08)    (0.06)     (0.05)
                                             -------    -------    -------   -------    -------

Proceeds from redemption
  fees collected .........................      0.00(a)    0.00(a)      --      0.00(a)    0.01
                                             -------    -------    -------   -------    -------

Net asset value at end of year ...........   $ 14.44    $ 12.76    $ 10.33   $  9.42    $  6.31
                                             =======    =======    =======   =======    =======

Total return(b) ..........................     13.86%     24.54%     10.51%    50.22%    (29.18%)
                                             =======    =======    =======   =======    =======

Net assets at end of year (000's) ........   $25,990    $21,600    $20,266   $21,158    $21,308
                                             =======    =======    =======   =======    =======

Ratio of net expenses to average
  net assets(c) ..........................      1.44%      1.44%      1.43%     1.38%      1.38%

Ratio of net investment income
  to average net assets ..................      0.52%      0.89%      0.78%     0.57%      0.60%

Portfolio turnover rate ..................        13%        13%       111%       78%        56%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Advisor, the ratio of expenses to average net assets would have been 1.75%, 1.87%, 1.92%, 1.77% and 1.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================
                                                          YEARS ENDED MARCH 31,
                                            ================================================
                                              2007      2006      2005      2004       2003
--------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 10.05   $ 10.22   $ 10.57   $ 10.56    $ 10.12
                                            -------   -------   -------   -------    -------

Income (loss) from investment operations:
  Net investment income .................      0.37      0.36      0.37      0.37       0.38
  Net realized and unrealized gains
    (losses) on investments .............      0.01     (0.17)    (0.35)     0.00(a)    0.44
                                            -------   -------   -------   -------    -------
Total from investment operations ........      0.38      0.19      0.02      0.37       0.82
                                            -------   -------   -------   -------    -------

Less distributions:
  Dividends from net investment
    income ..............................     (0.36)    (0.36)    (0.37)    (0.36)     (0.38)
  Distributions from net realized gains .     (0.01)       --        --        --         --
                                            -------   -------   -------   -------    -------
Total distributions .....................     (0.37)    (0.36)    (0.37)    (0.36)     (0.38)
                                            -------   -------   -------   -------    -------

Net asset value at end of year ..........   $ 10.06   $ 10.05   $ 10.22   $ 10.57    $ 10.56
                                            =======   =======   =======   =======    =======

Total return(b) .........................      3.85%     1.83%     0.19%     3.61%      8.24%
                                            =======   =======   =======   =======    =======

Net assets at end of year (000's) .......   $28,981   $30,421   $31,559   $33,602    $36,424
                                            =======   =======   =======   =======    =======

Ratio of net expenses to average
  net assets(c) .........................      0.69%     0.69%     0.69%     0.69%      0.69%

Ratio of net investment income to
  average net assets ....................      3.66%     3.50%     3.60%     3.46%      3.68%

Portfolio turnover rate .................        10%       22%       15%       43%        28%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Advisor, the ratio of expenses to average net assets would have been 0.75%, 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.jamestownfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND

                                 AUGUST 1, 2007


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................    2
INVESTMENT LIMITATIONS ....................................................    6
TRUSTEES AND OFFICERS .....................................................    8
INVESTMENT ADVISER ........................................................   12
ADMINISTRATOR .............................................................   15
DISTRIBUTOR ...............................................................   16
OTHER SERVICE PROVIDERS ...................................................   16
PORTFOLIO SECURITIES AND BROKERAGE ........................................   17
SPECIAL SHAREHOLDER SERVICES ..............................................   18
PURCHASE OF SHARES ........................................................   20
REDEMPTION OF SHARES ......................................................   20
NET ASSET VALUE DETERMINATION .............................................   21
FUND EXPENSES .............................................................   21
ADDITIONAL TAX INFORMATION ................................................   22
GENERAL INFORMATION ABOUT THE TRUST .......................................   23
CALCULATION OF PERFORMANCE DATA ...........................................   25
FINANCIAL STATEMENTS AND REPORTS ..........................................   28
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) .........................   29

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

               FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 25% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in the Fund having more than 25% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund's holdings to below 25%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)
obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Fund. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)   Invest  25% or more of the value of its total  assets in any one  industry
      (except  that  securities  of  the  U.S.  Government,   its  agencies  and
      instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)  Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                            Position(s)         Principal Occupation(s) During       Fund Complex
                                            Length of        Held with                Past 5 Years and               Overseen by
Name, Address and Age                      Time Served         Trust         Directorships of Public Companies         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:

*Austin Brockenbrough, III (age 70)           Since          Trustee;      President and Managing Director of            12
1802 Bayberry Court, Suite 400           September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                      of The       Richmond, Virginia; Director of
                                                          Jamestown Funds  Tredegar Corporation (plastics
                                                                           manufacturer) and Wilkinson O'Grady &
                                                                           Co. Inc. (global asset manager)

*John T. Bruce (age 53)                       Since          Trustee;      Principal of Flippin, Bruce & Porter,         12
800 Main Street                          September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                  the Flippin,
                                                          Bruce & Porter
                                                               Funds

*Charles M. Caravati, Jr. (age 70)            Since          Chairman      Retired physician; retired President          12
931 Broad Street Road                       June 1991       and Trustee    of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                              Virginia, P.C.

Independent Trustees:

Robert S. Harris, Ph. D. (age 57)             Since           Trustee      C. Stewart Sheppard Professor of              12
100 Darden Boulevard                      January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                            Graduate School of Business
                                                                           Administration at the University of
                                                                           Virginia; previously the Dean at The
                                                                           Darden Graduate School; consultant to
                                                                           corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 67)            Since           Trustee      Financial consultant and the Julian           12
448 Pond Apple Drive North               September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                      of North Carolina

Richard L. Morrill, Ph.D. (age 68)            Since           Trustee      Chancellor of the University of               12
G19 Boatwright Library                     March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                   Corporation (plastics manufacturer)
                                                                           and Albemarle Corporation (polymers
                                                                           and chemicals manufacturer)

Harris V. Morrissette (age 47)                Since           Trustee      Chief Executive Officer of Marshall           12
100 Jacintoport Boulevard                  March 1993                      Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                    Aviation, Inc. (airplane fueling);
                                                                           Director of BancTrust Financial
                                                                           Group, Inc. (bank holding company)
                                                                           and EnergySouth, Inc.

Erwin H. Will, Jr. (age 74)                   Since           Trustee      Retired Chief Investment Officer of           12
47 Willway Avenue                           July 1997                      Equities of Virginia Retirement
Richmond, Virginia 23226                                                   System (VRS).  Subsequent to his
                                                                           retirement, he temporarily served as
                                                                           Acting Managing Director of Equities
                                                                           for VRS.

Samuel B. Witt, III (age 71)                  Since           Trustee      Retired Senior Vice President and             12
302 Clovelly Road                         November 1988                    General Counsel of Stateside
Richmond, Virginia 23221                                                   Associates, Inc. (state government
                                                                           relations); Director of The Swiss
                                                                           Helvetia Fund, Inc. (closed-end
                                                                           investment company)


Executive Officers:

John P. Ackerly, IV (age 43)              Since           Vice President of      Senior Vice President of Davenport & Company
One James Center,                     November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

Margaret H. Alves (age 35)                Since         Compliance Officer of    Chief Compliance Officer of T. Leavell &
150 Government Street                 February 2006     The Government Street    Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                           Funds            attorney with Alford, Clausen  & McDonald, LLC
                                                                                 from August 1999 until April 2006

Joseph L. Antrim, III (age 62)            Since             President of         Executive Vice President of Davenport & Company
One James Center,                     November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

Tina H. Bloom (age 38)                    Since       Chief Compliance Officer   Vice President--Administration of Ultimus Fund
225 Pictoria Drive, Suite 450          August 2006                               Solutions, LLC
Cincinnati, Ohio 45246

Austin Brockenbrough, IV (age 38)         Since           Vice President of      Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         August 2006    The Jamestown Select Fund  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 41)         Since           President of The       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        January 1996            Jamestown          Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Balanced Fund, The
                                                        Jamestown Equity Fund
                                                          and The Jamestown
                                                        International Equity
                                                       Fund and Vice President
                                                                 of
                                                      The Jamestown Select Fund

Robert G. Dorsey (age 50)                 Since            Vice President        Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                              (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                           Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 65)                  Since         Vice President of the    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds

Peter L. Gibbes (age 50)                  Since           Vice President of      Manager  of   Quantitative   Analysis   of  Lowe,
1802 Bayberry Court, Suite 400         August 2006    The Jamestown Select Fund  Brockenbrough & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

John H. Hanna, IV (age 51)                Since         Vice President of the    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       February 2007    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds

Timothy S. Healey (age 54)                Since           Vice President of      Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585   January 1995      The Government Street    Mobile, Alabama
Birmingham, Alabama 35209                               Mid-Cap Fund and The
                                                        Alabama Tax Free Bond
                                                                Fund

Mary Shannon Hope (age 43)                Since           Vice President of      Vice  President and Portfolio Manager of T.
150 Government Street                 February 2004     The Government Street    Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                         Bond Fund

Joseph A. Jennings, III (age 45)          Since             President of         Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          June 2005           The Jamestown        Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                              Tax Exempt Virginia Fund

Thomas W. Leavell (age 64)                Since             President of         President of T. Leavell & Associates, Inc.,
150 Government Street                 February 2004     The Government Street    Mobile, Alabama
Mobile, Alabama 36602                                           Funds

David J. Marshall (age 50)                Since         Vice President of the    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       February 2007    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds

Denise C. Peters (age 51)                 Since         Compliance Officer of    First Vice President and  Compliance  Officer for
One James Center,                    February 2007    The Davenport Equity Fund  Davenport    Asset    Management    division   of
901 E. Cary Street                                                               Davenport & Company LLC, Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter, III (age 66)           Since           Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 50)                    Since         Compliance Officer of    Chief   Compliance   Officer   and   Director  of
1802 Bayberry Court, Suite 400       September 2004      The Jamestown Funds     Operations of Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                                         Richmond, Virginia

Teresa L. Sanderson (age 44)              Since         Compliance Officer of    Compliance  Officer and a  Principal  of Flippin,
800 Main Street                      September 2004     the Flippin, Bruce &     Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Mark J. Seger (age 45)                    Since               Treasurer          Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 50)                  Since               Secretary          Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 56)                 Since           Vice President of      Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         March 1993      The Jamestown Balanced    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and The Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 59)        Since             President of         Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        February 2002     The Jamestown Select     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and Vice President
                                                          of The Jamestown
                                                        Balanced Fund and The
                                                        Jamestown Equity Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette,  Erwin
H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met three times during the fiscal year ended March 31, 2007.

o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2007. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2007.

o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2007.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006 for each person who was a Trustee as of that date.


                                                                                        Aggregate Dollar
                                               Dollar Range of            Range of Shares of All Registered Investment
                                           Shares of the Fund Owned        Companies Overseen by Trustee in Family of
Name of Trustee                                   by Trustee                          Investment Companies
------------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                             None                                  Over $100,000
John T. Bruce                                        None                                  Over $100,000
Charles M. Caravati, Jr.                             None                                  Over $100,000

Independent Trustees:
J. Finley Lee, Jr.                             $50,001--$100,000                         $50,001--$100,000
Richard L. Morrill                                   None                                  Over $100,000
Harris V. Morrissette                          $10,001--$50,000                            Over $100,000
Erwin H. Will, Jr.                             $50,001--$100,000                           Over $100,000
Samuel B. Witt III                                   None                                  Over $100,000


As of June 30, 2007, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2007 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon           From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement                Fund Complex
------------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.           $1,220              None                None                    $ 14,000
Robert S. Harris                      458              None                None                       5,500
J. Finley Lee, Jr.                  1,598              None                None                      18,500
Richard L. Morrill                  1,826              None                None                      21,000
Harris V. Morrissette               2,000              None                None                      23,000
Erwin H. Will, Jr.                  1,826              None                None                      21,000
Samuel B. Witt III                  1,818              None                None                      21,000


                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2008 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2007, 2006 and 2005, the Fund paid the Adviser advisory fees of $1,111,843, $1,074,250 and $958,537, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

INVESTMENT POLICY COMMITTEE

Other Accounts Managed (as of March 31, 2007)
----------------------

The members of the Investment Policy Committee (the "Committee") are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the seven Committee members, Michael S. Beall is the only member that manages an account that has a performance based advisory fee.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of       Total Assets in
                                                                  Number                         Accounts with      Accounts with
                                                                    of                            Advisory Fee      Advisory Fee
 Name of Investment                                               Accounts    Total Assets in      Based on          Based on
  Committee Member                      Type of Accounts          Managed     Accounts Managed    Performance       Performance
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
John P. Ackerly, IV, CFA        Registered investment companies:      0            $ 0                0                 $ 0
                                Other pooled investment vehicles:     0            $ 0                0                 $ 0
                                Other accounts:                     7,980    $ 2,985,717,407          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Joseph L. Antrim, III, CFA      Registered investment companies:      0            $ 0                0                 $ 0
                                Other pooled investment vehicles:     0            $ 0                0                 $ 0
                                Other accounts:                     7,758    $ 3,105,789,490          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Michael S. Beall, CFA, CPA      Registered investment companies:      0             0                 0                 $ 0
                                Other pooled investment vehicles:     3       $ 138,543,134           2            $ 92,487,025
                                Other accounts:                     8,364    $ 3,257,157,604          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
E. Trigg Brown, Jr.             Registered investment companies:      0            $ 0                0                 $ 0
                                Other pooled investment vehicles:     0            $ 0                0                 $ 0
                                Other accounts:                     8,720    $ 3,413,444,215          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I. Lee Chapman, IV, CFA         Registered investment companies:      0            $ 0                0                 $ 0
                                Other pooled investment vehicles:     0            $ 0                0                 $ 0
                                Other accounts:                     7,778    $ 2,939,094,178          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert B. Giles                 Registered investment companies:      0            $ 0                0                 $ 0
                                Other pooled investment vehicles:     0            $ 0                0                 $ 0
                                Other accounts:                     8,841    $ 3,218,672,578          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William M. Noftsinger, Jr.      Registered investment companies:      0            $ 0                0                 $ 0
                                Other pooled investment vehicles:     0            $ 0                0                 $ 0
                                Other accounts:                     8,133    $ 3,090,560,005          0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser's clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and its other clients.

Compensation
------------

All Committee members, except for William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Noftsinger does not receive a fixed salary, but is compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

All Committee  members are  compensated  by fixed stipend for sitting on various
committees  of  the  Adviser  (e.g.,  Investment  Policy  Committee,   Executive
Committee and/or Audit Committee).

All Committee members are compensated by a fixed fee for sitting on the Adviser's Board of Directors.

All Committee members are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee.

Michael S. Beall receives discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser--"Davenport Financial Fund" and "EWF Partners."

All Committee members receive a safe harbor contribution to the Adviser's 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

All Committee members receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Committee members as of March 31, 2007.



      ----------------------------------------------------------------------
                  Name of                      Dollar Value of Fund Shares
          Investment Committee Member             Beneficially Owned
      ----------------------------------------------------------------------
      John P. Ackerly IV, CFA                     $100,001--$500,000
      ----------------------------------------------------------------------
      Joseph L. Antrim, III, CFA                $500,001--$1,000,000
      ----------------------------------------------------------------------
      Michael S. Beall, CFA, CPA                   $50,001--$100,000
      ----------------------------------------------------------------------
      E. Trigg Brown, Jr.                                 None
      ----------------------------------------------------------------------
      I. Lee Chapman, IV, CFA                       $10,001--$50,000
      ----------------------------------------------------------------------
      Robert B. Giles                               $10,001--$50,000
      ----------------------------------------------------------------------
      William M. Noftsinger, Jr.                    $10,001--$50,000
      ------------------------------------ ---------------------------------


                                 ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2007, 2006 and 2005, the Fund paid administration fees to the Administrator of $205,892, $203,323 and $186,340, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Fund pays the Administrator an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on average net assets in excess of $100 million. For the fiscal year ended March 31, 2007, the Fund paid fees of $13,307 to the Administrator for compliance consulting services.

                                  DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                            OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the

Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2007, the Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $3,433,028) and Citigroup Global Markets Inc. (the market value of which was $3,011,091). Wachovia Securities, LLC and Citigroup Global Markets Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4)
signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-443-4249, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

      o The Fund posts its complete listing of Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2007:

                                                                 Since Inception
                                         One Year   Five Years    (Jan.15, 1998)
                                         --------   ----------   ---------------
Return Before Taxes                       10.02%      6.44%           5.44%
Return After Taxes on Distributions        9.29%      6.15%           5.20%
Return After Taxes on Distributions
  and Sale of Fund Shares                  7.34%      5.50%           4.66%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1) - 1]

Where:

a =   dividends and interest earned during the period

b =   expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =   the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2007 was 0.85%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2007, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                     DAVENPORT & COMPANY LLC (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's Investment Advisory programs. The Adviser intends  to  exercise  a voice on behalf of  clients  in  matters  of  corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the "Coordinator"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING GOVERNANCE

The Coordinator will oversee the organization and voting of all proxies. The Adviser has contracted with Egan-Jones Proxy Services, an independent third party to submit detailed proxy voting recommendations. The Coordinator shall follow the recommendations of Egan-Jones unless they are in direct conflict with the guidelines established by the Adviser. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING PROCESS

At the direction of the Adviser, the Coordinator will screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures.

The Coordinator will have the following responsibilities:

      1.    Review all proxy material received,

      2.    Determine eligibility,

      3.    Identify proxies containing common, routine proposals,

      4. Obtain voting guidance from a professional proxy voting service (Eagan Jones),

      5.    Solicit information about potential conflict of interest,

      6. Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department,

      7. Notify the Chief Investment Officer when an upcoming vote is subject to a conflict of interest,

      8.    Maintain records of any client directed proxy votes,

      9.    Cast  proxy  votes   through  the   Internet  in   accordance   with
            recommendation of Egan-Jones and/or the established guidelines of the Adviser,

      10. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Egan-Jones. The Coordinator shall memorialize all materiality decisions.

APPOINTMENT OF COORDINATOR

In general, the Coordinator is appointed by the Adviser's Chief Investment Officer.

COMMON PROPOSALS

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors
----------------------------------

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans
-------------------------------

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company.

The Adviser generally opposes plans that have any of the following structural features:

      O     Ability to re-price underwater options

      O Ability to issue options with an exercise price below the stock's current market price.

      O     Ability to issue reload options.

      O     Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

      O     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      O Requiring stock acquired through option exercise to be held for a certain period of time.

      O     Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

AMENDED JANUARY 30, 2006

                         -----------------------------
                                D A V E N P O R T

                                   EQUITY FUND
                         -----------------------------



                                  ANNUAL REPORT
                                 MARCH 31, 2007

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                              MAY 11, 2007
================================================================================

Dear Shareholders,

The following chart represents The Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for periods ended March 31, 2007.

                                                          Since Inception **
                 Q1 2007   1 Year   3 Years**  5 Years**       (1/15/98)
                 -----------------------------------------------------------
DAVPX              0.74%   10.02%     8.80%     6.44%           5.44%
S&P 500 Index*     0.64%   11.83%    10.06%     6.27%           6.12%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-888-285-1863.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                                MARKET COMMENTARY

The first quarter of 2007 began on a strong note with the S&P 500 Index up 2.5%, before the run was abruptly halted on February 27th. Former Fed Chief Alan Greenspan, via teleconference broadcast in Shanghai, hinted at the possibility of a U.S. recession in the latter half of 2007. Overnight, the Shanghai Market declined over 8% spurred by talk of tax increases by the Chinese government. This coupled with increasing news of problems for sub-prime mortgage originators and a weak durable goods number the next morning, was more than the market could withstand and the Dow fell 416 points. However, in late March the markets rebounded to finish the quarter in slightly positive territory. The S&P 500 ended the quarter up 0.6% and the smaller capitalization stocks led the way again as the Russell Midcap Index was up 4.4%.

Debate continues around the impact that sub-prime mortgage defaults will have on the overall economy, and in turn the equity markets. While the fate of many of the sub-prime originators was decided quickly, concern continues to linger over these problems spilling over to the market and the economy in general. While these borrowers represent only a small percentage of overall mortgage holders, some analysts worry that they are only the first to begin to default, and that other collateral damage will surface.

This undoubtedly will fuel continued concerns for housing and related sectors. Throughout this economic cycle the ability of the consumer to borrow against their home equity has been cited as one of the significant boosters to spending throughout the economy. Lending Tree's advertisements portraying the family man with all of the trappings of success and pleads "Somebody help me," only reinforces this view. Undoubtedly tighter credit requirements and the prospect of the depreciation of one's largest asset, whether real or perceived, will dampen the spirit of the shopper, but low unemployment and continued wage growth will help to offset the damage done by housing concerns.

As we see it, the ability of the markets to shrug off the news of failures of sub-prime mortgage originators illustrates the significant and widespread appetite for risk. In today's financial markets, just about anything can be securitized and sold. Portfolios of sub-prime mortgages and other liabilities have been gobbled up by hedge funds, investment banks, and other financial institutions, spreading the risk around the globe and limiting the damage for any individual institution. Analysts have connected all corners of the financial world to the mortgage woes and the waves of selling crashing across continents as markets reacted to the Shanghai fall lent them credence. This possible contagion for the market in general has many investors worried. So far, we have seen no signs of more widespread issues, and believe many of the concerns while real, have been blown out of proportion. Without a doubt, financial reporters will scour the earnings reports of the first quarter to glean some hint of greater concern.

Despite this trepidation, there continues to be a pervasive enthusiasm for risk which has in many cases pushed risk premiums too low. Fixed income investors, hungry for yield have reached to lower rated bonds, driving spreads over treasury yields lower. Daily reports of buyouts led by private equity firms confirm that there is plenty of capital available for these alternative funds. Should we wonder why those in the business of taking companies private, sensing the demand by investors to participate, decide to go public themselves?

This low cost debt and lurking "impatient capital" has spurred companies to engage in shareholder friendly activities. According to Standard & Poor's, 105 companies in the S&P 500 Index announced dividend increases in the first quarter. The average increase was 13.3%. Share buyback announcements continued at a record pace with $432 billion shares repurchased by S&P 500 companies last year ($25 billion worth of shares were purchased by Exxon alone). It stands to reason that the most financially sound companies have engaged in the lion's share of these activities, yet investment grade companies have traded at a healthy discount to the P/E ratios of their junk rated peers. Risk is in vogue and high quality is undervalued.

We have spent time discussing the risk in the Fund over the last several months. Areas of the market that are traditionally viewed as lower risk investments have exhibited signs of higher volatility. Utilities, normally eyed for income, have become one of the best performing groups of late. According to the National Association of Real Estate Investment Trusts ("REITs"), yields for REITs are between 3-4%, a discount to 10 year Treasury yields. Throughout most of the 1990's, yields were between 6-8%, a premium to 10 year Treasury yields. And value stocks, which have been thought to be more defensive in nature, sport valuations in line with their growth stock counterparts. We own and continue to like companies that fall into all of these categories, but remain watchful that their fundamentals justify their valuations.

CEO Jeff Immelt asks the question in General Electric's 2006 Annual Report "Has reliable growth gone out of style?" We believe that investing in high quality companies with dependable track records is one of the best ways to mitigate risk. We discussed risk in a letter written during the tough equity markets earlier this decade. We offered that one of the most important duties we have for our clients is to preserve what they have. Control risk. Win the game slowly. Mr. Immelt continues, "This is a long-term investment. There are no short-term tricks." We are not suggesting that there is an impending gloomy market, but we are mindful as we assess new stocks and review our existing ones that one of our most important tasks is to keep risk in check and to understand the risk reward characteristics of the investments we make.

We hope you have a great summer. Thank you for your trust and confidence.

                                    THE FUND

During the fiscal year ended March 31, 2007, the Davenport Equity Fund performed roughly in line with the S&P 500 Index, finishing up a little over 10%. In late February, an overnight decline in the Chinese market, coupled with unease about overextended sub-prime lenders in a cooling housing market conspired to send the Dow down 416 points in one day. After a prolonged rally which has seen the S&P 500 gain more than 10% annually for the past three years, this sort of correction was not wholly unexpected. Our diversification limited the downside and a few stocks we own performed quite well, in spite of the market's headwinds.

In the Technology sector we remained underweighted relative to the S&P 500 which, combined with good relative stock performance late in the fiscal year, helped boost returns offsetting weaker performance from the Consumer Staples sector. Financial stocks outperformed the group in general, as we have little exposure to the sub-prime lending group, which we have long viewed as an unacceptably high risk. Health Care had another difficult year as a changing political climate continued to cloud an otherwise sunny demographic future, as the U.S. population ages and demand for health services and pharmaceuticals increases.

Some of the best performing stocks in the portfolio have been niche leaders that are not widely known to the investing public. These companies comprise a diverse line of businesses including: a used car dealer, a maker of mid-size jets, a wireless provider in Latin American and a specialty insurer.

The stock market has had a nice run the past couple of years, but we continue to find attractive investment opportunities. Valuation levels remain reasonable as earnings per share growth since 2002 has outpaced market appreciation. Interest rates remain low, the job market is strong and there seems to be a healthy amount of concern in the market. With this backdrop, we remain optimistic in the coming months.

                                RECENT PURCHASES

BANK OF AMERICA CORP. (BAC) is one of the nation's largest banking franchises, offering over 55 million customers a wide range of services including mortgage, brokerage, asset management and investment banking. The bank has a solid track record of successfully integrating acquisitions and we believe the recent MBNA acquisition with its 24 million "card-only" households offers numerous cross selling opportunities. Bank of America trades at only 11x our earnings estimate of $4.95, cheaper than its peer group, offers a 4.4% yield and has increased its dividend at a 13% annual rate the last five years.

COMCAST CORP. (CMCSA) is the largest U.S. cable operator, offering digital service, high speed internet and data, and phone service. The popularity of Comcast Digital Voice and the ability to bundle services onto one bill with lower cost to the consumer (the "triple play" - video, audio and internet) creates a marketing platform which should continue to be successful. We expect revenue to increase 11%, operating cash flow to jump 14% and for free cash flow to total $2.6 billion in 2007. We are attracted to Comcast's robust growth outlook, attractive valuation and up to $4 billion in free cash flow in 2008.

CORNING, INC. (GLW) manufactures a number of technology products, including glass substrates for liquid crystal displays (LCD), emission control systems for diesel engines, and fiber optic cable for telecommunications networks. Corning, with its 50% market share in glass substrates is well positioned to benefit from the 66% expected increase in LCD televisions sales during 2007. New product innovations could add another $1 billion plus in annual revenue within three to five years. We believe the shares are attractive trading at 15.6x times our 2008 estimate.

OWENS AND MINOR, INC. (OMI) is a Richmond-based medical and surgical supply company. A recent acquisition of a similar business from McKesson should boost earnings once transition costs have alleviated, which is expected later this year. We believe this company should earn $1.85 per share this year and $2.30 per share in 2008, an earnings growth rate of over 24%. Management has also raised the dividend by 13% and currently the stock yields about 1.8%.

PENN NATIONAL GAMING, INC. (PENN) owns and operates thirteen casinos and three pari-mutuel facilities (horse racing), located primarily in local "drive-to" markets, rather than in premier locations like Las Vegas. Penn has a very impressive expansion pipeline that should drive substantial growth over the next few years. Penn is well-positioned to take advantage of these new markets and trading at under 9x its 2008 cash flow, we believe these shares are undervalued given a healthy growing pipeline of new projects.

SMITHFIELD FOODS, INC. (SFD) is the leading processor and marketer of fresh pork and processed meats in the U.S. Smithfield has spent the past 12-18 months rightsizing its business including rationalizing plants on the East Coast, improving capacity utilization and focusing on driving improved margins on both products and customers. Their international operations reported a Q3 (FY07) profit, and we expect continued improved results. Given the high feed costs, we expect farmers to either reduce the number of hogs grown or deliver lighter hogs. Smithfield is vertically integrated, and we expect this strategy to work towards their advantage particularly if the supply of hogs declines.

                                          Sincerely,


                                          Joseph L. Antrim, III
                                          President
                                          Davenport Equity Fund

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.investdavenport.com.

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

 STANDARD & POOR'S 500 INDEX:                      THE DAVENPORT EQUITY FUND
-----------------------------                      -------------------------

  DATE           VALUE                               DATE            VALUE
--------        -------                             --------        -------
01/15/98      $  10,000                             01/15/98      $  10,000
03/31/98         11,625                             03/31/98         11,140
06/30/98         12,009                             06/30/98         11,295
09/30/98         10,814                             09/30/98          9,950
12/31/98         13,118                             12/31/98         11,519
03/31/99         13,771                             03/31/99         12,090
06/30/99         14,742                             06/30/99         12,709
09/30/99         13,821                             09/30/99         11,920
12/31/99         15,878                             12/31/99         13,321
03/31/00         16,242                             03/31/00         13,894
06/30/00         15,810                             06/30/00         13,456
09/30/00         15,657                             09/30/00         13,330
12/31/00         14,432                             12/31/00         13,226
03/31/01         12,721                             03/31/01         11,580
06/30/01         13,466                             06/30/01         11,966
09/30/01         11,489                             09/30/01         10,738
12/31/01         12,717                             12/31/01         11,706
03/31/02         12,752                             03/31/02         11,915
06/30/02         11,043                             06/30/02         10,913
09/30/02          9,136                             09/30/02          9,288
12/31/02          9,906                             12/31/02          9,801
03/31/03          9,594                             03/31/03          9,453
06/30/03         11,071                             06/30/03         10,784
09/30/03         11,364                             09/30/03         11,204
12/31/03         12,748                             12/31/03         12,272
03/31/04         12,964                             03/31/04         12,640
06/30/04         13,187                             06/30/04         12,677
09/30/04         12,941                             09/30/04         12,479
12/31/04         14,135                             12/31/04         13,674
03/31/05         13,832                             03/31/05         13,514
06/03/05         14,021                             06/03/05         13,535
09/30/05         14,526                             09/30/05         14,003
12/31/05         14,829                             12/31/05         14,302
03/31/06         15,453                             03/31/06         14,795
06/30/06         15,231                             06/30/06         14,612
09/30/06         16,094                             09/30/06         15,203
12/31/06         17,172                             12/31/06         16,158
03/31/07         17,282                             03/31/07         16,279

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                        1 YEAR   5 YEARS   SINCE INCEPTION*
The Davenport Equity Fund                10.02%    6.44%         5.44%
Standard & Poor's 500 Index              11.83%    6.27%         6.12%
--------------------------------------------------------------------------------
*     Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                               [BAR CHART OMITTED]

                                    The Davenport Equity   Standard & Poor's 500
                                            Fund                   Index
                                    --------------------   ---------------------

Consumer Discretionary                           8.7%                   10.5%
Consumer Staples                                10.5%                    9.6%
Energy                                          11.1%                   10.1%
Financials                                      22.3%                   21.6%
Health Care                                      8.1%                   11.9%
Industrials                                     12.2%                   10.9%
Information Technology                          12.1%                   14.9%
Materials                                        5.6%                    3.1%
Telecommunications Services                      4.3%                    3.7%
Utilities                                        2.2%                    3.7%
Cash Equivalents                                 2.9%                    0.0%


TOP TEN HOLDINGS

                                                           % OF
SECURITY DESCRIPTION                                    NET ASSETS
-------------------------------------------------       ----------
General Electric Company                                   3.2%
Markel Corporation                                         3.0%
Capital One Financial Corporation                          2.6%
Chevron Corporation                                        2.4%
America Movil, S.A. de C.V. - Series L - ADR               2.4%
Johnson & Johnson                                          2.4%
Eli Lilly & Company                                        2.4%
Microsoft Corporation                                      2.3%
Wachovia Corporation                                       2.3%
Sysco Corporation                                          2.2%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007
================================================================================

ASSETS
  Investments in securities:
    At acquisition cost........................................   $117,969,321
                                                                  ============
    At market value (Note 1)...................................   $150,866,752
  Dividends receivable.........................................        163,392
  Receivable for investment securities sold....................      3,173,137
  Receivable for capital shares sold...........................        125,348
  Other assets.................................................         11,174
                                                                  ------------
    TOTAL ASSETS...............................................    154,339,803
                                                                  ------------

LIABILITIES
  Payable for investment securities purchased..................      2,307,110
  Payable for capital shares redeemed..........................        249,685
  Accrued investment advisory fees (Note 3)....................        101,900
  Accrued administration fees (Note 3).........................         17,500
  Accrued compliance fees (Note 3).............................          1,700
  Other accrued expenses ......................................          6,808
                                                                  ------------
    TOTAL LIABILITIES..........................................      2,684,703
                                                                  ------------

NET ASSETS ....................................................   $151,655,100
                                                                  ============

Net assets consist of:
Paid-in capital................................................   $114,090,791
Accumulated undistributed net investment income................          2,808
Accumulated net realized gains from security transactions......      4,664,070
Net unrealized appreciation on investments.....................     32,897,431
                                                                  ------------
Net assets.....................................................   $151,655,100
                                                                  ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)...................     10,284,655
                                                                  ============

Net asset value, offering price and redemption price
  per share (Note 1)...........................................   $      14.75
                                                                  ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007
================================================================================

INVESTMENT INCOME
  Dividends....................................................   $  2,401,673
  Interest.....................................................         45,974
                                                                  ------------
    TOTAL INVESTMENT INCOME....................................      2,447,647
                                                                  ------------

EXPENSES
  Investment advisory fees (Note 3)............................      1,111,843
  Administration fees (Note 3).................................        205,892
  Custodian fees...............................................         19,443
  Compliance service fees (Note 3).............................         19,307
  Professional fees............................................         16,631
  Postage and supplies.........................................         13,312
  Registration fees............................................         13,289
  Trustees' fees and expenses..................................         12,513
  Printing of shareholder reports..............................         10,206
  Insurance expense............................................          9,377
  Other expenses...............................................         15,998
                                                                  ------------
    TOTAL EXPENSES.............................................      1,447,811
                                                                  ------------

NET INVESTMENT INCOME .........................................        999,836
                                                                  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions................     10,206,688
  Net change in unrealized appreciation/depreciation
    on investments.............................................      2,884,979
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............     13,091,667
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................   $ 14,091,503
                                                                  ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================
                                                           YEAR            YEAR
                                                           ENDED           ENDED
                                                         MARCH 31,       MARCH 31,
                                                           2007            2006
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $    999,836    $    717,981
  Net realized gains from security transactions ....     10,206,688       8,334,845
  Net change in unrealized appreciation/depreciation
    on investments .................................      2,884,979       4,083,467
                                                       ------------    ------------
Net increase in net assets from operations .........     14,091,503      13,136,293
                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................     (1,012,305)       (711,074)
  From net realized capital gains on security
    transactions ...................................     (5,238,825)     (2,709,239)
                                                       ------------    ------------
Net decrease in net assets from distributions to
  sharesholders ....................................     (6,251,130)     (3,420,313)
                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................     11,901,066      19,222,183
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ..      5,939,200       3,209,394
  Payments for shares redeemed .....................    (22,948,178)    (21,405,847)
                                                       ------------    ------------
Net increase (decrease) in net assets from capital
  share transactions ...............................     (5,107,912)      1,025,730
                                                       ------------    ------------

TOTAL INCREASE IN NET ASSETS .......................      2,732,461      10,741,710

NET ASSETS
  Beginning of year ................................    148,922,639     138,180,929
                                                       ------------    ------------
  End of year ......................................   $151,655,100    $148,922,639
                                                       ============    ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....   $      2,808    $     15,277
                                                       ============    ============

CAPITAL SHARE ACTIVITY
  Sold .............................................        830,191       1,421,580
  Reinvested .......................................        416,381         230,611
  Redeemed .........................................     (1,606,678)     (1,570,649)
                                                       ------------    ------------
  Net increase (decrease) in shares outstanding ....       (360,106)         81,542
  Shares outstanding at beginning of year ..........     10,644,761      10,563,219
                                                       ------------    ------------
  Shares outstanding at end of year ................     10,284,655      10,644,761
                                                       ============    ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                           -----------------------------------------------------
                                                             2007       2006       2005       2004      2003
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................   $  13.99   $  13.08   $  12.30   $   9.23   $ 11.71
                                                           --------   --------   --------   --------   -------

Income (loss) from investment operations:
  Net investment income ................................       0.10       0.07       0.07       0.04      0.06
  Net realized and unrealized gains
    (losses) on investments ............................       1.28       1.17       0.78       3.07     (2.48)
                                                           --------   --------   --------   --------   -------
Total from investment operations .......................       1.38       1.24       0.85       3.11     (2.42)
                                                           --------   --------   --------   --------   -------

Less distributions:
  Dividends from net investment income .................      (0.10)     (0.07)     (0.07)     (0.04)    (0.06)
  Distributions from net realized gains ................      (0.52)     (0.26)        --         --        --
                                                           --------   --------   --------   --------   -------
Total distributions ....................................      (0.62)     (0.33)     (0.07)     (0.04)    (0.06)
                                                           --------   --------   --------   --------   -------

Net asset value at end of year .........................   $  14.75   $  13.99   $  13.08   $  12.30   $  9.23
                                                           ========   ========   ========   ========   =======

Total return (a) .......................................      10.02%      9.48%      6.91%     33.72%   (20.66%)
                                                           ========   ========   ========   ========   =======

Net assets at end of year (000's) ......................   $151,655   $148,923   $138,181   $121,769   $76,473
                                                           ========   ========   ========   ========   =======

Ratio of net expenses to average net assets ............       0.98%      0.98%      0.98%      1.00%     1.04%

Ratio of net investment income to average net assets ...       0.67%      0.50%      0.57%      0.35%     0.62%

Portfolio turnover rate ................................         26%        39%        28%        25%       18%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
   SHARES     COMMON STOCKS -- 97.1%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 8.7%
    109,772   CarMax, Inc. (a).................................   $  2,693,805
     56,400   Comcast Corporation (a)..........................      1,463,580
     75,067   Honda Motor Company Ltd..........................      2,617,586
     67,354   Lowe's Companies, Inc. ..........................      2,120,977
     34,600   Penn National Gaming, Inc. (a)...................      1,467,732
     82,028   Walt Disney Company (The)........................      2,824,224
                                                                  ------------
                                                                    13,187,904
                                                                  ------------
              CONSUMER STAPLES -- 10.5%
     44,834   Colgate-Palmolive Company........................      2,994,463
     44,000   PepsiCo, Inc. ...................................      2,796,640
     35,125   Proctor & Gamble Company (The)...................      2,218,495
     53,800   Smithfield Foods, Inc. (a).......................      1,611,310
    100,166   Sysco Corporation................................      3,388,616
     62,205   Walgreen Company.................................      2,854,587
                                                                  ------------
                                                                    15,864,111
                                                                  ------------
              ENERGY -- 11.1%
     50,000   Chevron Corporation..............................      3,698,000
     41,715   ConocoPhillips...................................      2,851,220
     25,276   EOG Resources, Inc...............................      1,803,190
     39,716   Exxon Mobil Corporation..........................      2,996,572
     39,494   GlobalSantaFe Corporation........................      2,435,990
     43,517   Schlumberger Ltd.................................      3,007,025
                                                                  ------------
                                                                    16,791,997
                                                                  ------------
              FINANCIALS -- 22.3%
     48,383   American International Group, Inc. ..............      3,252,305
     48,700   Bank of America Corporation......................      2,484,674
     59,614   BB&T Corporation.................................      2,445,366
        806   Berkshire Hathaway, Inc. - Class B (a)...........      2,933,840
     48,908   Brookfield Asset Management, Inc.................      2,555,932
     51,664   Capital One Financial Corporation................      3,898,565
     58,650   Citigroup, Inc. .................................      3,011,091
     28,650   Hartford Financial Services Group, Inc. (The)....      2,738,367
      9,347   Markel Corporation (a)...........................      4,531,706
     62,362   Wachovia Corporation.............................      3,433,028
     52,824   T. Rowe Price Group, Inc.........................      2,492,765
                                                                  ------------
                                                                    33,777,639
                                                                  ------------
              HEALTH CARE -- 8.1%
     66,784   Eli Lilly & Company..............................      3,586,969
     60,102   Johnson & Johnson................................      3,621,747
     56,075   Owens & Minor, Inc...............................      2,059,635
     35,717   Zimmer Holdings, Inc. (a)........................      3,050,589
                                                                  ------------
                                                                    12,318,940
                                                                  ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 97.1% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 12.2%
     47,240   Danaher Corporation..............................   $  3,375,298
     55,838   Empresa Brasileira de Aeronautica S.A. - ADR.....      2,560,731
    137,516   General Electric Company.........................      4,862,566
     27,919   L-3 Communications Holdings, Inc.................      2,442,075
     27,421   United Parcel Service, Inc. - Class B............      1,922,212
     51,428   United Technologies Corporation..................      3,342,820
                                                                  ------------
                                                                    18,505,702
                                                                  ------------
              INFORMATION TECHNOLOGY -- 12.1%
     29,347   Apple Computer, Inc. (a).........................      2,726,630
    100,000   Corning, Inc. (a)................................      2,274,000
      5,265   Google, Inc. (a).................................      2,412,212
    126,848   Microsoft Corporation............................      3,535,254
    119,051   Nokia Oyj - ADR..................................      2,728,649
     46,900   SanDisk Corporation (a)..........................      2,054,220
     90,075   Texas Instruments, Inc...........................      2,711,257
                                                                  ------------
                                                                    18,442,222
                                                                  ------------
              MATERIALS -- 5.6%
     53,744   Dow Chemical Company (The).......................      2,464,700
     42,635   Praxair, Inc. ...................................      2,684,300
     14,784   Rio Tinto PLC - ADR..............................      3,367,943
                                                                  ------------
                                                                     8,516,943
                                                                  ------------
              TELECOMMUNICATIONS SERVICES -- 4.3%
     75,882   America Movil S.A. de C.V. - Series L - ADR......      3,626,401
     75,033   Verizon Communications, Inc. ....................      2,845,251
                                                                  ------------
                                                                     6,471,652
                                                                  ------------
              UTILITIES -- 2.2%
     37,991   Dominion Resources, Inc..........................      3,372,461
                                                                  ------------
              TOTAL COMMON STOCKS (Cost $114,352,140)..........   $147,249,571
                                                                  ------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 2.4%                             VALUE
--------------------------------------------------------------------------------
  3,617,181   First American Treasury Obligations Fund - Class Y
                (Cost $3,617,181)..............................   $  3,617,181
                                                                  ------------

              TOTAL INVESTMENTS AT VALUE -- 99.5%
                (Cost $117,969,321)............................   $150,866,752

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%....        788,348
                                                                  ------------

              NET ASSETS -- 100.0%.............................   $151,655,100
                                                                  ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

--------------------------------------------------------------------------------
  YEAR ENDED     ORDINARY INCOME   LONG-TERM CAPITAL GAINS      TOTAL
--------------------------------------------------------------------------------
March 31, 2007      $1,012,305            $5,238,825         $6,251,130
March 31, 2006      $  711,074            $2,709,239         $3,420,313
--------------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2007:

-------------------------------------------------------------------------------
Cost of portfolio investments ..................................   $118,273,641
                                                                   ============
Gross unrealized appreciation ..................................   $ 34,179,115
Gross unrealized depreciation ..................................     (1,586,004)
                                                                   ------------
Net unrealized appreciation ....................................   $ 32,593,111
Undistributed ordinary income ..................................        141,541
Undistributed long-term gains ..................................      4,829,657
                                                                   ------------
Accumulated earnings ...........................................   $ 37,564,309
                                                                   ============
-------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. Theses "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $37,288,944 and $50,622,111, respectively.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Until August 2006, the Advisor was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Fund. The Adviser received fees of $6,000 from the Fund for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million. During the year ended March 31, 2007, the Fund paid fees of $13,307 to Ultimus for compliance consulting services.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on September 30, 2007. The Fund does not believe the adoption of FIN 48 will have a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE DAVENPORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
===============================================================================

To the Shareholders and Board of Trustees of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                          POSITION HELD              LENGTH OF
         TRUSTEE                                 ADDRESS                        AGE       WITH THE TRUST            TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.  931 Broad Street Road, Manakin-Sabot, VA            70   Chairman and Trustee      Since June 1991
* Austin Brockenbrough III  1802 Bayberry Court, Suite 400, Richmond, VA        70   Trustee                   Since September 1988
* John T. Bruce             800 Main Street, Lynchburg, VA                      53   Trustee                   Since September 1988
  Robert S. Harris          100 Darden Boulevard, Charlottesville, VA           57   Trustee                   Since January 2007
  J. Finley Lee, Jr.        448 Pond Apple Drive North, Naples, FL              67   Trustee                   Since September 1988
  Richard L. Morrill        University of Richmond, Richmond, VA                67   Trustee                   Since March 1993
  Harris V. Morrissette     100 Jacintoport Boulevard, Saraland, AL             47   Trustee                   Since March 1993
  Erwin H. Will, Jr.        47 Willway Avenue, Richmond, VA                     74   Trustee                   Since July 1997
  Samuel B. Witt III        302 Clovelly Road, Richmond, VA                     71   Trustee                   Since November 1988
  Joseph L. Antrim III      One James Center, 901 E. Cary Street, Richmond, VA  61   President                 Since November 1997
  John P. Ackerly IV        One James Center, 901 E. Cary Street, Richmond, VA  43   Vice President            Since November 1997
  Robert G. Dorsey          225 Pictoria Drive, Suite 450, Cincinnati, OH       50   Vice President            Since November 2000
  Mark J. Seger             225 Pictoria Drive, Suite 450, Cincinnati, OH       45   Treasurer                 Since November 2000
  John F. Splain            225 Pictoria Drive, Suite 450, Cincinnati, OH       50   Secretary                 Since November 2000
  Tina H. Bloom             225 Pictoria Drive, Suite 450, Cincinnati, OH       38   Chief Compliance Officer  Since August 2006

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees twelve portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice  President of  Administration  of Ultimus Fund  Solutions,
LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2007 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,012,305 as taxed at a maximum rate of 15%, as well as $5,238,825 as long-term capital gain distributions. For the fiscal year ended March 31, 2007, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

------------------------------------------------------------------------------------
                                  Beginning Ending
                                    Account Value     Account Value    Expenses Paid
                                   October 1, 2006   March 31, 2007   During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,070.70          $5.01
------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                  $1,000.00         $1,020.09          $4.89
------------------------------------------------------------------------------------

*     Expenses are equal to the Fund's annualized expense ratio of 0.97% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of the Fund (which exceeded both its primary benchmark (the S&P 500 Index) and the average of funds within its Lipper category for the most recent 5-year period) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided quality services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of the Fund is competitive with comparably managed funds, according to statistics calculated and published by Morningstar, Inc., and the Adviser has further benefited the shareholders by executing portfolio transactions at no cost to the Fund. Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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

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

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
John P. Ackerly IV, Vice President

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                 FBP VALUE FUND
                                FBP BALANCED FUND

                                 AUGUST 1, 2007

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS........................... 2
DESCRIPTION OF BOND RATINGS.................................................. 9
INVESTMENT LIMITATIONS.......................................................11
TRUSTEES AND OFFICERS........................................................13
INVESTMENT ADVISER...........................................................17
ADMINISTRATOR................................................................19
DISTRIBUTOR..................................................................19
OTHER SERVICE PROVIDERS......................................................20
PORTFOLIO SECURITIES AND BROKERAGE...........................................20
SPECIAL SHAREHOLDER SERVICES.................................................21
PURCHASE OF SHARES...........................................................23
REDEMPTION OF SHARES.........................................................24
NET ASSET VALUE DETERMINATION................................................24
FUND EXPENSES................................................................24
ADDITIONAL TAX INFORMATION...................................................25
GENERAL INFORMATION ABOUT THE TRUST..........................................27
CALCULATION OF PERFORMANCE DATA..............................................31
FINANCIAL STATEMENTS AND REPORTS.............................................33
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)............................34

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Balanced Fund, and the FBP Value Fund (the "Value Fund"), formerly the FBP Contrarian Equity Fund, are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American

Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund may invest to a limited extent in fixed income securities which are lower than A by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                                                                                        Fund
                                                                               Principal Occupation(s) During          Complex
                                            Length of     Position(s) Held            Past 5 Years and               Overseen by
Name, Address and Age                      Time Served       with Trust       Directorships of Public Companies        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Austin Brockenbrough, III (age 70)           Since           Trustee;      President and Managing Director of           12
1802 Bayberry Court, Suite 400           September 1988    Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                       of The       Richmond, Virginia; Director of
                                                          Jamestown Funds   Tredegar Corporation (plastics
                                                                            manufacturer) and Wilkinson O'Grady
                                                                            & Co. Inc. (global asset manager)

*John T. Bruce (age 53)                       Since           Trustee;      Principal of Flippin, Bruce &                12
800 Main Street                          September 1988     President of    Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   the Flippin,
                                                           Bruce & Porter
                                                               Funds

*Charles M. Caravati, Jr. (age 70)            Since           Chairman      Retired physician; retired President         12
931 Broad Street Road                       June 1991       and Trustee     of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                               Virginia, P.C.

Independent Trustees:

Robert S. Harris, Ph. D. (age 57)             Since           Trustee       C. Stewart Sheppard Professor of             12
100 Darden Boulevard                      January 2007                      Business Administration at The
Charlottesville, Virginia 22903                                             Darden Graduate School of Business
                                                                            Administration at the University of
                                                                            Virginia; previously the Dean at The
                                                                            Darden Graduate School; consultant
                                                                            to corporations and government
                                                                            agencies

J. Finley Lee, Jr., Ph.D. (age 67)            Since           Trustee       Financial consultant and the Julian          12
448 Pond Apple Drive North               September 1988                     Price Professor Emeritus, University
Naples, Florida 34119                                                       of North Carolina

Richard L. Morrill, Ph.D. (age 68)            Since           Trustee       Chancellor of the University of              12
G19 Boatwright Library                     March 1993                       Richmond; Director of Tredegar
Richmond, Virginia 23173                                                    Corporation (plastics manufacturer)
                                                                            and Albemarle Corporation (polymers
                                                                            and chemicals manufacturer)

Harris V. Morrissette (age 47)                Since           Trustee       Chief Executive Officer of Marshall          12
100 Jacintoport Boulevard                  March 1993                       Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                     Aviation, Inc. (airplane fueling);
                                                                            Director of BancTrust Financial
                                                                            Group, Inc. (bank holding company)
                                                                            and EnergySouth, Inc.

Erwin H. Will, Jr. (age 74)                   Since           Trustee       Retired Chief Investment Officer of          12
47 Willway Avenue                           July 1997                       Equities of Virginia Retirement
Richmond, Virginia 23226                                                    System (VRS).  Subsequent to his
                                                                            retirement, he temporarily served as
                                                                            Acting Managing Director of Equities
                                                                            for VRS.

Samuel B. Witt, III (age 71)                  Since           Trustee       Retired Senior Vice President and            12
302 Clovelly Road                         November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                    Associates, Inc. (state government
                                                                            relations); Director of The Swiss
                                                                            Helvetia Fund, Inc. (closed-end
                                                                            investment company)

Executive Officers:

John P. Ackerly, IV (age 43)                Since            Vice President of       Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Margaret H. Alves (age 35)                  Since          Compliance Officer of     Chief Compliance Officer of T. Leavell &
150 Government Street                   February 2006   The Government Street Funds  Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                                                attorney with Alford, Clausen  & McDonald, LLC
                                                                                     from August 1999 until April 2006

Joseph L. Antrim, III (age 62)              Since              President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Tina H. Bloom (age 38)                      Since        Chief Compliance Officer    Vice President--Administration of Ultimus Fund
225 Pictoria Drive, Suite 450            August 2006                                 Solutions, LLC
Cincinnati, Ohio 45246

Austin Brockenbrough, IV (age 38)           Since            Vice President of       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           August 2006     The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 41)           Since       President of The Jamestown   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996        Balanced Fund, The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Jamestown Equity Fund and
                                                               The Jamestown
                                                         International Equity Fund
                                                           and Vice President of
                                                         The Jamestown Select Fund

Robert G. Dorsey (age 50)                   Since             Vice President         Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                               Fund Distributors, LLC (a registered
                                                                                     broker-dealer)

John M. Flippin (age 65)                    Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Peter L. Gibbes (age 50)                    Since            Vice President of       Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400           August 2006     The Jamestown Select Fund   Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                                             Virginia

John H. Hanna, IV (age 51)                  Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                         February 2007     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Timothy S. Healey (age 54)                  Since            Vice President of       Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995       The Government Street     Mobile, Alabama
Birmingham, Alabama 35209                                  Mid-Cap Fund and The
                                                        Alabama Tax Free Bond Fund

Mary Shannon Hope (age 43)                  Since            Vice President of       Vice President and Portfolio Manager of T.
150 Government Street                   February 2004   The Government Street Bond   Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                              Fund

Joseph A. Jennings, III (age 45)            Since              President of          Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005            The Jamestown         Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                 Tax Exempt Virginia Fund

Thomas W. Leavell (age 64)                  Since              President of          President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004   The Government Street Funds  Mobile, Alabama
Mobile, Alabama 36602

David J. Marshall (age 50)                  Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                         February 2007     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Denise C. Peters (age 51)                   Since          Compliance Officer of     First Vice President and Compliance Officer for
One James Center, 901 E. Cary Street    February 2007    The Davenport Equity Fund   Davenport Asset Management division of
Richmond, Virginia 23219                                                             Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 66)             Since            Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988      the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Porter Funds

Page T. Reece (age 50)                      Since          Compliance Officer of     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400         September 2004       The Jamestown Funds      Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                             Inc., Richmond, Virginia

Teresa L. Sanderson (age 44)                Since        Compliance Officer of the   Compliance Officer and a Principal of Flippin,
800 Main Street                        September 2004     Flippin, Bruce & Porter    Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Mark J. Seger (age 45)                      Since                Treasurer           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 50)                    Since                Secretary           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 56)                   Since            Vice President of       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993       The Jamestown Balanced     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Fund and The Jamestown
                                                                Equity Fund

Lawrence B. Whitlock, Jr. (age 59)          Since              President of          Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002    The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 and Vice President of The
                                                          Jamestown Balanced Fund
                                                         and The Jamestown Equity
                                                                   Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette,  Erwin
H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met three times during the fiscal year ended March 31, 2007.

      o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2007. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2007.

      o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2007.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006 for each person who was a Trustee as of such date.

                                                                    Aggregate Dollar
                                                            Range of Shares of All Registered
                                    Dollar Range of         Investment Companies Overseen by
                               Shares of the Funds Owned     Trustee in Family of Investment
Name of Trustee                        by Trustee                       Companies
----------------------------------------------------------------------------------------------
Austin Brockenbrough III                  None                        Over $100,000
John T. Bruce                        Over $100,000                    Over $100,000
Charles M. Caravati, Jr.             Over $100,000                    Over $100,000

Independent Trustees:
J. Finley Lee, Jr.                        None                      $50,001--$100,000
Richard L. Morrill                   Over $100,000                    Over $100,000
Harris V. Morrissette               $10,001--$50,000                   Over $100,000
Erwin H. Will, Jr.                  $10,001--$50,000                   Over $100,000
Samuel B. Witt III                        None                         $1--$10,000

As of June 30, 2007, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 11.5% of the outstanding shares of the Value Fund and 12.2% of the outstanding shares of the Balanced Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2007 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual      Total Compensation
                                Compensation        Retirement         Benefits Upon       From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement            Fund Complex
--------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 2,439              None                None                $ 14,000
Robert S. Harris                      916              None                None                   5,500
J. Finley Lee, Jr.                  3,197              None                None                  18,500
Richard L. Morrill                  3,652              None                None                  21,000
Harris V. Morrissette               4,000              None                None                  23,000
Erwin H. Will, Jr.                  3,652              None                None                  21,000
Samuel B. Witt III                  3,637              None                None                  21,000

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2008 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Value Fund paid the Adviser advisory fees of $414,554, $417,347 and $400,787, respectively. For the fiscal years ended March 31, 2007, 2006 and 2005, the Balanced Fund paid the Adviser advisory fees of $452,725, $426,202 and $415,984, respectively.

The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. As affiliates of the Adviser, Messrs. Flippin, Bruce and Porter may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed (as of March 31, 2007)
----------------------

John T. Bruce, the Funds' Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.
None of these accounts has an advisory fee based on the performance of the account.

--------------------------------------------------------------------------------------------------------------------------
                                                           Number                         Number of      Total Assets in
     Name of                                                 of      Total Assets in    Accounts with     Accounts with
    Portfolio                                             Accounts       Accounts       Advisory Fee      Advisory Fee
     Manager                Type of Accounts               Managed       Managed          Based on          Based on
                                                                                         Performance       Performance
--------------------------------------------------------------------------------------------------------------------------
John T. Bruce       Registered investment companies:          0             $0                0                $0
                    Other pooled investment vehicles:         0             $0                0                $0
                    Other accounts:                          65        $572,707,336           0                $0
--------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

The investment strategy of the Fund and other accounts managed by the Portfolio Manager are the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Manager's compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser's profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Disclosure of Securities Ownership
----------------------------------

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2007.

----------------------------------------------------------------------------------------------------------
        Name of                 Fund Shares Beneficially Owned           Dollar Value of Fund Shares
   Portfolio Manager                                                         Beneficially Owned
----------------------------------------------------------------------------------------------------------
John T. Bruce                FBP Value Fund                                    Over $1,000,000
                             FBP Balanced Fund                                 Over $1,000,000
----------------------------------------------------------------------------------------------------------


                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2007, 2006 and 2005, the Value Fund paid administration fees to the Administrator of $78,258, $80,355 and $79,361, respectively, and the Balanced Fund paid administration fees to the Administrator of $83,467, $79,549 and $78,375, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Funds pay the Administrator an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total average net assets in excess of $100 million. For the fiscal year ended March 31, 2007, the Value Fund and the Balanced Fund paid fees of $6,413 and $6,481, respectively, to the Administrator for compliance consulting services.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John
F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Value Fund was $35,367, $30,830 and $38,327, respectively. During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Balanced Fund was $21,648, $21,729 and $23,238, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2007, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $21,548,499 and $32,777, respectively, for the Value Fund and $11,720,063 and $19,612, respectively, for the Balanced Fund.

As of March 31, 2007, the Value Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $2,367,150) and Citigroup Global Markets Inc. (the market value of which was $2,412,980); and the Balanced Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $1,805,640) and
Citigroup Global Markets Inc. (the market value of which was $1,848,240) and debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $499,108). Wachovia Securities, LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or
(b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not

"affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by

Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Funds' ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.fbpinc.com. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Trust. The Compliance Officer found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-----------------------------------------------------------------------------------------------------------------------------------
             NAME OF                                                TIMING OF RELEASE AND CONDITIONS   RECEIPT OF COMPENSATION OR
 RATING OR RANKING ORGANIZATION         INFORMATION PROVIDED             OR RESTRICTIONS ON USE        OTHER CONSIDERATION BY THE
                                                                                                        FUND OR AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.                  CUSIP, description,              Provided monthly, with a 30-day               None
                                   shares/par, market value         lag. No formal conditions or
                                                                    restrictions.
-----------------------------------------------------------------------------------------------------------------------------------
Lipper                             CUSIP, description, shares/par   Provided monthly, with a 30-day               None
                                                                    lag.  No formal conditions or
                                                                    restrictions.  Lipper indicates
                                                                    that it will not trade based on
                                                                    the Funds' portfolio
                                                                    information, and it prohibits
                                                                    its employees from any such
                                                                    trading.
-----------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                     CUSIP, shares/par, market value  Provided quarterly, with a                    None
                                                                    15-day lag.  No formal
                                                                    conditions or restrictions.
                                                                    Bloomberg indicates that it
                                                                    requires all employees to sign
                                                                    confidentiality agreements
                                                                    acknowledging all information
                                                                    received during their employment
                                                                    must be used for legitimate
                                                                    business purposes only.
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.             CUSIP, description,              Provided monthly, with a 30-day               None
                                   shares/par, market value,        lag.  No formal conditions or
                                   coupon, maturity date, % of      restrictions.  S&P indicates
                                   net assets                       that its employees are required
                                                                    to follow a code of business
                                                                    conduct that prohibits them from
                                                                    using portfolio information for
                                                                    anything other than performing
                                                                    their job responsibilities, and
                                                                    S&P employees must certify
                                                                    annually that they have followed
                                                                    this code of business conduct.
-----------------------------------------------------------------------------------------------------------------------------------
Thomson Financial                  CUSIP, shares/par, market        Provided quarterly, with a                    None
                                   value, cost basis                15-day lag.  No formal
                                                                    conditions or restrictions.
                                                                    Thomson Financial indicates that
                                                                    it requires all employees to
                                                                    sign confidentiality agreements
                                                                    acknowledging that all
                                                                    information received during
                                                                    their employment must be used
                                                                    for legitimate business purposes
                                                                    only.
-----------------------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2007, the Flippin, Bruce & Porter, Inc. Employee Stock Ownership Plan and the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust, P.O. Box 6138, Lynchburg, Virginia 24505, collectively owned of record 7.4% of the outstanding shares of the Value Fund and 10.4% of the outstanding shares of the Balanced Fund; Lynchburg Pulmonary Associates Inc. Profit Sharing Retirement Plan and Lynchburg Pulmonary Associates Inc. Money Purchase Pension Plan, 2011 Tate Springs Road, Lynchburg, Virginia 24502, collectively owned of record 5.4% of the outstanding shares of the Balanced Fund; and Jamerson Co. Inc., P.O. Box 395, Appomattox, Virginia 24522, owned of record 5.9% of the outstanding shares of the Value Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2007:

                                 FBP VALUE FUND

                                           One Year     Five Years    Ten Years
                                           --------     ----------    ---------
Return Before Taxes                         11.57%         7.07%        8.83%
Return After Taxes on Distributions         10.08%         6.39%        8.10%
Return After Taxes on Distributions
  and Sale of Fund Shares                    9.18%         6.00%        7.53%

                                FBP BALANCED FUND

                                           One Year     Five Years    Ten Years
                                           --------     ----------    ---------
Return Before Taxes                          9.70%         6.58%        8.25%
Return After Taxes on Distributions          8.44%         5.60%        6.73%
Return After Taxes on Distributions
  and Sale of Fund Shares                    7.38%         5.40%        6.54%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1) - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2007 were 1.37% and 2.14%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2007, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                      STATEMENT OF POLICIES AND PROCEDURES
                            RELATING TO PROXY VOTING

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES
----------

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

      Developing, updating and implementing the policies and procedures. Overseeing the proxy voting process.
      Monitoring   legislative  and  corporate   governance   developments   and
      coordinating any communication related to proxy issues.
      Meeting regularly as necessary to fulfill its responsibilities.
      Annual review of all proxy policies.

 All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. MATERIALITY) A holding will be considered to be immaterial if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. GENERAL PHILOSOPHY- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." In that the board is limited in what actions it may legally take with such authority, FBP will generally vote in favor of such proposals.

II. BOARD OF DIRECTORS - Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII. MISCELLANEOUS GOVERNANCE PROVISIONS - Confidential Voting - FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. CAPITAL STRUCTURE - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. MATERIALITY - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be immaterial. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

================================================================================

                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                                   ----------

                                 FBP VALUE FUND
                                FBP BALANCED FUND




                                  ANNUAL REPORT
                                 MARCH 31, 2007




                                  NO-LOAD FUNDS

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 11, 2007
================================================================================

We are pleased to report on the investment results of the FBP Value Fund and the FBP Balanced Fund (the "Funds") for the fiscal year ending March 31, 2007. Illustrated below are the returns over the past year and longer time periods.

                                                       % Average Annual Returns
                                                    Periods Ended March 31, 2007
                                                    ----------------------------
                                                      One    Three   Five    Ten
                                                      Year   Year    Year   Year
--------------------------------------------------------------------------------
FBP Value Fund                                       11.57    9.36   7.07   8.83
FBP Balanced Fund                                     9.70    7.20   6.58   8.25

The economy is now clearly slowing after several years of excellent growth, with GDP estimated to be 2.0% to 2.5% for the full year. Escalating defaults in the subprime mortgage market and declining home prices in selected markets, combined with continued high energy costs, have depleted consumer purchasing power. Inflation has also been a concern of the Federal Reserve, thus they have kept short-term interest rates above 5% to constrain economic growth and potential inflation increases. Corporations have performed quite well in the face of these challenges, as corporate profit growth has continued to exceed expectations, although at a slower rate than the last several years, providing support to the economy and the stock market.

For virtually all of calendar 2006, the equity market appreciated and overall volatility decreased. Stocks were weak in May and early June last year, but since then have rallied strongly. The Federal Reserve decision last June to stop raising short-term interest rates was a signal to investors that economic momentum was slowing, inflationary pressures which had been building would moderate, and stocks could well enjoy a nice period of appreciation. This "Mid Cycle Slowdown," which the U.S.economy is currently experiencing, has multiple long-term benefits assuming the slowdown doesn't accelerate into a recession. Should the economy slow much more than we expect, then both monetary and fiscal actions would be initiated in an effort to re-accelerate the economy.

Performance in the Funds over the past year was driven by strong equity returns which were generally in line with the S&P 500 Index total return of 11.83% for the period. Information Technology was the Funds' best sector, with Hewlett Packard, IBM and Sabre Holdings producing excellent gains. Consumer Discretionary was also a good sector, as General Motors staged a strong recovery as their cost saving efforts and new product platform improved profitability, and Kohl's continued to execute on successful store opening and growing same store sales. Holding back potential returns for the Funds were under-weights in Materials, Telecommunication Services and Utilities, as these were the three strongest sectors last year.

During the first quarter of 2007, volatility of stock prices increased. We took advantage of market weakness to purchase several industry-leading companies at valuation levels that are very attractive compared to their historical averages. We expect EMC, the market leader in data storage hardware and software, to benefit from its move into higher margin software products. Its virtualization software division in particular has strong growth potential. The company also has an aggressive share repurchase program and should be able to implement cost savings as well. LEGGETT & PLATT is a leading supplier of component products with an emphasis on furniture and bedding markets. Management is highly motivated to generate earnings growth by its heavy stock ownership levels. Current and retired employees, along with former merger partners, own about 20% of the stock. A management change at HOME DEPOT should be a catalyst for improvement at the world's largest home improvement retailer. We believe the new CEO, Frank Blake, is implementing changes that will allow the company to refocus on its core retail store base. The company has announced that it is pursuing strategic alternatives, including potential divestiture, for its HD Supply division. Employee attrition problems and store appearance will likely be addressed with the new emphasis on retailing. PIONEER NATURAL RESOURCES, an independent oil and gas exploration and production company was also added. We believe earnings are poised to grow at a double digit clip from current levels, driven by a positive natural gas commodity price environment and reduced drilling costs. The stock sells at a substantial discount to its peers on an enterprise value/proven reserves basis. We expect improving investor sentiment and valuation as earnings bottom and reaccelerate. Recent eliminations from the Funds are HCA, which was acquired through a cash tender offer from a private investor group, and DILLARDS and BRISTOL-MYERS SQUIBB both sold due to valuation.

As we wrote to you in the Funds most recent quarterly update, when we analyze the overall valuation of each Fund's equity portfolio we believe there to be compelling opportunity. At quarter-end, each Fund's equity portfolio was selling at approximately 13 times forecasted earnings compared to 15 times for the S&P
500. We believe that the market has the opportunity for modest P/E expansion as the slowdown in growth runs its course, and since each Fund's portfolio is trading at a discount to the market, we believe the stocks held have added potential. We also see opportunity for the portfolio based on its weighted market capitalization. Approximately 50% of each Fund's portfolio is allocated to the 25 largest stocks in the market. In the last few quarters, each Fund's overweighting in these mega cap stocks has held back relative performance, yet in the last few weeks as economic slowing is more apparent these larger issues are performing better. We believe history matters, and history tells us that we should anticipate strong relative performance when the large cap/small cap cycle rotates to favor large caps again. Our internal price target work also suggests upside potential for each Fund's portfolio of equities.

We believe these uncertain times will provide opportunities to acquire additional high quality, well managed companies selling at attractive valuation levels. We appreciate your continued support and look forward to answering any questions you may have.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce, CFA

John T. Bruce, CFA
President - Portfolio Manager
May 11, 2007

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpinc.com.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                 FBP VALUE FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE FUND,
          THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX        FBP VALUE FUND       CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------
       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/97   $10,000          03/31/97   $10,000       03/31/97   $10,000
     06/30/97    11,746          06/30/97    11,393       06/30/97    10,019
     09/30/97    12,626          09/30/97    12,472       09/30/97    10,063
     12/31/97    12,988          12/31/97    12,381       12/31/97    10,125
     03/31/98    14,800          03/31/98    13,890       03/31/98    10,137
     06/30/98    15,289          06/30/98    13,841       06/30/98    10,194
     09/30/98    13,768          09/30/98    11,716       09/30/98    10,237
     12/31/98    16,700          12/31/98    14,599       12/31/98    10,280
     03/31/99    17,532          03/31/99    14,965       03/31/99    10,305
     06/30/99    18,768          06/30/99    16,981       06/30/99    10,399
     09/30/99    17,596          09/30/99    14,746       09/30/99    10,455
     12/31/99    20,214          12/31/99    15,143       12/31/99    10,537
     03/31/00    20,678          03/31/00    14,157       03/31/00    10,637
     06/30/00    20,128          06/30/00    13,648       06/30/00    10,743
     09/30/00    19,933          09/30/00    14,194       09/30/00    10,825
     12/31/00    18,374          12/31/00    14,853       12/31/00    10,906
     03/31/01    16,195          03/31/01    15,172       03/31/01    11,013
     06/30/01    17,143          06/30/01    16,297       06/30/01    11,132
     09/30/01    14,627          09/30/01    14,322       09/30/01    11,119
     12/31/01    16,190          12/31/01    16,543       12/31/01    11,113
     03/31/02    16,234          03/31/02    16,566       03/31/02    11,138
     06/30/02    14,059          06/30/02    14,456       06/30/02    11,263
     09/30/02    11,630          09/30/02    12,020       09/30/02    11,319
     12/31/02    12,612          12/31/02    12,952       12/31/02    11,357
     03/31/03    12,215          03/31/03    12,157       03/31/03    11,469
     06/30/03    14,095          06/30/03    14,563       06/30/03    11,494
     09/30/03    14,468          09/30/03    15,228       09/30/03    11,563
     12/31/03    16,229          12/31/03    17,086       12/31/03    11,558
     03/31/04    16,504          03/31/04    17,823       03/31/04    11,664
     06/30/04    16,788          06/30/04    18,033       06/30/04    11,846
     09/30/04    16,475          09/30/04    17,379       09/30/04    11,871
     12/31/04    17,996          12/31/04    18,934       12/31/04    11,965
     03/31/05    17,609          03/31/05    18,652       03/31/05    12,109
     06/30/05    17,850          06/30/05    19,085       06/30/05    12,274
     09/30/05    18,493          09/30/05    19,405       09/30/05    12,400
     12/31/05    18,879          12/31/05    20,042       12/31/05    12,476
     03/31/06    19,674          03/31/06    20,896       03/31/06    12,546
     06/30/06    19,390          06/30/06    20,644       06/30/06    12,786
     09/30/06    20,489          09/30/06    22,208       09/30/06    12,874
     12/31/06    21,861          12/31/06    23,583       12/31/06    12,722
     03/31/07    22,001          03/31/07    23,313       03/31/07    12,848

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX      FBP BALANCED FUND      CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------

       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/97   $10,000          03/31/97   $10,000       03/31/97   $10,000
     06/30/97    11,746          06/30/97    11,141       06/30/97    10,019
     09/30/97    12,626          09/30/97    11,990       09/30/97    10,063
     12/31/97    12,988          12/31/97    11,954       12/31/97    10,125
     03/31/98    14,800          03/31/98    13,022       03/31/98    10,137
     06/30/98    15,289          06/30/98    13,140       06/30/98    10,194
     09/30/98    13,768          09/30/98    11,820       09/30/98    10,237
     12/31/98    16,700          12/31/98    13,763       12/31/98    10,280
     03/31/99    17,532          03/31/99    14,160       03/31/99    10,305
     06/30/99    18,768          06/30/99    15,403       06/30/99    10,399
     09/30/99    17,596          09/30/99    13,996       09/30/99    10,455
     12/31/99    20,214          12/31/99    14,494       12/31/99    10,537
     03/31/00    20,678          03/31/00    13,894       03/31/00    10,637
     06/30/00    20,128          06/30/00    13,468       06/30/00    10,743
     09/30/00    19,933          09/30/00    14,011       09/30/00    10,825
     12/31/00    18,374          12/31/00    14,647       12/31/00    10,906
     03/31/01    16,195          03/31/01    14,914       03/31/01    11,013
     06/30/01    17,143          06/30/01    15,665       06/30/01    11,132
     09/30/01    14,627          09/30/01    14,584       09/30/01    11,119
     12/31/01    16,190          12/31/01    16,100       12/31/01    11,113
     03/31/02    16,234          03/31/02    16,066       03/31/02    11,138
     06/30/02    14,059          06/30/02    14,666       06/30/02    11,263
     09/30/02    11,630          09/30/02    13,086       09/30/02    11,319
     12/31/02    12,612          12/31/02    13,891       12/31/02    11,357
     03/31/03    12,215          03/31/03    13,469       03/31/03    11,469
     06/30/03    14,095          06/30/03    15,407       06/30/03    11,494
     09/30/03    14,468          09/30/03    15,922       09/30/03    11,563
     12/31/03    16,229          12/31/03    17,352       12/31/03    11,558
     03/31/04    16,504          03/31/04    17,940       03/31/04    11,664
     06/30/04    16,788          06/30/04    18,050       06/30/04    11,846
     09/30/04    16,475          09/30/04    17,595       09/30/04    11,871
     12/31/04    17,996          12/31/04    18,747       12/31/04    11,965
     03/31/05    17,609          03/31/05    18,514       03/31/05    12,109
     06/30/05    17,850          06/30/05    18,829       06/30/05    12,274
     09/30/05    18,493          09/30/05    19,050       09/30/05    12,400
     12/31/05    18,879          12/31/05    19,526       12/31/05    12,476
     03/31/06    19,674          03/31/06    20,145       03/31/06    12,546
     06/30/06    19,390          06/30/06    20,035       06/30/06    12,786
     09/30/06    20,489          09/30/06    21,189       09/30/06    12,874
     12/31/06    21,861          12/31/06    22,194       12/31/06    12,722
     03/31/07    22,001          03/31/07    22,099       03/31/07    12,848

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2007)

                              1 YEAR   5 YEARS   10 YEARS
FBP Value Fund                 11.57%    7.07%     8.83%
FBP Balanced Fund               9.70%    6.58%     8.25%
Standard & Poor's 500 Index    11.83%    6.27%     8.20%
Consumer Price Index            2.41%    2.90%     2.54%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

GENERAL INFORMATION                        ASSET ALLOCATION
----------------------------------------   -------------------------------------
Net Asset Value Per Share     $27.30
Total Net Assets (Millions)   $ 60.2      [PIE CHART OMITTED]
Current Expense Ratio           1.01%
Portfolio Turnover                16%     Cash Equivalents    0.2%
Fund Inception Date        7/30/1993      Stocks             99.8%

                              FBP VALUE   S&P 500
STOCK CHARACTERISTICS            FUND      INDEX
-------------------------------------------------
Number of Stocks                   48        500
Weighted Avg Market
  Capitalization (Billions)     107.8       96.9
Price-to-Earnings Ratio
  (IBES 1 Yr. Forecast EPS)      13.2       14.9
Price-to-Book Value               2.3        2.8

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (% OF PORTFOLIO)
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                             FBP VALUE   S&P 500
SECTOR DIVERSIFICATION          FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary         13.7%      10.5%
Consumer Staples                8.5%       9.6%
Energy                          2.3%      10.1%
Financials                     31.1%      21.6%
Health Care                    12.7%      11.9%
Industrials                     9.3%      10.9%
Information Technology         17.5%      14.9%
Materials                       0.0%       3.1%
Telecommunication Services      4.7%       3.7%
Utilities                       0.0%       3.7%

TEN LARGEST HOLDINGS                          % OF NET ASSETS
-------------------------------------------   ---------------
J.P. Morgan Chase & Company                          4.0%
Citigroup, Inc.                                      4.0%
Bank of America Corporation                          4.0%
Travelers Companies, Inc. (The)                      4.0%
American International Group, Inc.                   4.0%
Wachovia Corporation                                 3.9%
International Business Machines Corporation          3.9%
Wal-Mart Stores Inc.                                 3.5%
Pfizer Inc.                                          3.0%
Hewlett-Packard Company                              3.0%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

GENERAL INFORMATION                        ASSET ALLOCATION
----------------------------------------   -------------------------------------
Net Asset Value Per Share       $18.95
Total Net Assets (Millions)     $ 66.4    [PIE CHART OMITTED]
Current Expense Ratio             0.97%
Portfolio Turnover                  17%   Cash Equivalents    0.8%
Fund Inception Date             7/3/89    Fixed Income       26.4%
                                          Stocks             72.8%

STOCK PORTFOLIO (73.1% OF FUND)
--------------------------------------------------------------------------------------------------------
Number of Stocks                     48    TEN LARGEST HOLDINGS                          % OF NET ASSETS
Weighted Avg Market                        -------------------------------------------   ---------------
  Capitalization (Billions)       109.2    J.P. Morgan Chase & Company                          3.3%
Price-to-Earnings Ratio                    Bank of America Corporation                          3.1%
  (IBES 1 Yr. Forecast EPS)        13.2    Travelers Companies, Inc. (The)                      2.9%
Price-to-Book Value                 2.3    International Business Machines Corporation          2.8%
                                           Citigroup, Inc.                                      2.8%
FIVE LARGEST SECTORS     % OF NET ASSETS   Wachovia Corporation                                 2.7%
----------------------------------------   American International Group, Inc.                   2.6%
Financials                    22.7%        Wal-Mart Stores                                      2.5%
Information Tech.             13.2%        Hewlett-Packard Company                              2.4%
Health Care                   10.0%        Johnson & Johnson                                    2.4%
Consumer Discretionary         9.3%
Consumer Staples               6.6%

FIXED-INCOME PORTFOLIO ( 26.4% OF FUND)
-------------------------------------------------------------------------------
Number of Fixed-Income Securities     25   SECTOR BREAKDOWN    % OF NET ASSETS
Average Quality                       AA   -----------------   ----------------
Average Stated Maturity              2.0   U.S. Treasury              3.4%
Average Effective Duration           1.9   Government Agency          7.9%
                                           Corporate                 15.1%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
===============================================================================
  SHARES    COMMON STOCKS -- 99.8%                                     VALUE
-------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 13.7%
   20,000   Best Buy Company, Inc................................   $   974,400
   20,000   Family Dollar Stores, Inc............................       592,400
   18,000   Federated Department Stores, Inc.....................       810,900
    9,600   Gannett Company, Inc.................................       540,384
   35,000   General Motors Corporation (b).......................     1,072,400
   15,000   Home Depot, Inc. (The)...............................       551,100
   13,000   Kohl's Corporation (a) (b)...........................       995,930
   39,000   Leggett & Platt, Inc.................................       884,130
    4,500   Whirlpool Corporation................................       382,095
   42,000   Wyndham Worldwide Corporation (a)....................     1,434,300
                                                                    -----------
                                                                      8,238,039
                                                                    -----------
            CONSUMER STAPLES -- 8.5%
   12,000   Altria Group, Inc....................................     1,053,720
   37,000   CVS Caremark Corporation.............................     1,263,180
   10,000   Kimberly-Clark Corporation...........................       684,900
   45,200   Wal-Mart Stores, Inc.................................     2,122,140
                                                                    -----------
                                                                      5,123,940
                                                                    -----------
            ENERGY -- 2.3%
   15,000   Pioneer Natural Resources Company....................       646,650
   11,000   Royal Dutch Shell PLC - Class A - ADR................       729,300
                                                                    -----------
                                                                      1,375,950
                                                                    -----------
            FINANCIALS -- 31.1%
   17,000   American Express Company.............................       958,800
   35,400   American International Group, Inc....................     2,379,588
   47,000   Bank of America Corporation..........................     2,397,940
   47,000   Citigroup, Inc. .....................................     2,412,980
   16,000   Fannie Mae...........................................       873,280
   17,700   Freddie Mac..........................................     1,052,973
   50,000   JPMorgan Chase & Company.............................     2,419,000
   17,065   Lincoln National Corporation.........................     1,156,836
   11,500   Realogy Corporation (a) .............................       340,515
   46,200   Travelers Companies, Inc. (The)......................     2,391,774
   43,000   Wachovia Corporation.................................     2,367,150
                                                                    -----------
                                                                     18,750,836
                                                                    -----------
            HEALTH CARE -- 12.7%
   29,000   Johnson & Johnson....................................     1,747,540
   35,000   Merck & Company, Inc.................................     1,545,950
   72,000   Pfizer, Inc..........................................     1,818,720
   47,000   Watson Pharmaceuticals, Inc. (a).....................     1,242,210
   16,000   WellPoint, Inc. (a)..................................     1,297,600
                                                                    -----------
                                                                      7,652,020
                                                                    -----------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
===============================================================================
  SHARES    COMMON STOCKS - 99.8% (CONTINUED)                          VALUE
-------------------------------------------------------------------------------
            INDUSTRIALS -- 9.3%
   12,000   Avery Dennison Corporation...........................   $   771,120
    5,700   Avis Budget Group, Inc...............................       155,724
   10,300   FedEx Corporation ...................................     1,106,529
   51,000   General Electric Company.............................     1,803,360
   55,000   Tyco International Ltd...............................     1,735,250
                                                                    -----------
                                                                      5,571,983
                                                                    -----------
            INFORMATION TECHNOLOGY -- 17.5%
   25,000   Agilent Technologies, Inc. (a).......................       842,250
   34,000   Cisco Systems, Inc. (a)..............................       868,020
   20,400   Computer Sciences Corporation (a)....................     1,063,452
   45,000   EMC Corporation (a)..................................       623,250
   45,000   Hewlett-Packard Company..............................     1,806,300
   24,800   International Business Machines Corporation..........     2,337,648
   60,000   Microsoft Corporation................................     1,672,200
   25,000   Sabre Holdings Corporation...........................       818,750
  156,000   Solectron Corporation (a)............................       491,400
                                                                    -----------
                                                                     10,523,270
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 4.7%
   70,000   Sprint Nextel Corporation............................     1,327,200
   40,000   Verizon Communications, Inc..........................     1,516,800
                                                                    -----------
                                                                      2,844,000
                                                                    -----------

            TOTAL COMMON STOCKS (Cost $40,733,078)...............   $60,080,038
                                                                    -----------

===============================================================================
  SHARES    MONEY MARKET FUNDS -- 0.3%                                 VALUE
-------------------------------------------------------------------------------
  194,231   Fidelity Institutional Government
              Portfolio -- Class I (Cost $194,231)...............   $   194,231
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $40,927,309).................................   $60,274,269

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)......      ( 41,359)
                                                                    -----------

            NET ASSETS -- 100.0%.................................   $60,232,910
                                                                    ===========

(a)   Non-income producing security.

(b)   Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2007
===============================================================================
  OPTION                                                 VALUE OF     PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                         OPTIONS      RECEIVED
-------------------------------------------------------------------------------
            General Motors Corporation,
       50     09/22/2007 at $40.......................   $  3,750   $    11,600
            Kohl's Corporation,
       40     04/21/2007 at $70.......................     28,000        21,879
                                                         --------   -----------
                                                         $ 31,750   $    33,479
                                                         ========   ===========

See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
===============================================================================
  SHARES    COMMON STOCKS -- 73.1%                                     VALUE
-------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 9.3%
   15,000   Best Buy Company, Inc................................   $   730,800
   16,000   Family Dollar Stores, Inc............................       473,920
   13,500   Federated Department Stores, Inc.....................       608,175
    7,000   Gannett Company, Inc.................................       394,030
   26,000   General Motors Corporation (b).......................       796,640
   12,000   Home Depot, Inc. (The)...............................       440,880
   10,000   Kohl's Corporation (a) (b)...........................       766,100
   25,000   Leggett & Platt, Inc.................................       566,750
    4,000   Whirlpool Corporation................................       339,640
   31,000   Wyndham Worldwide Corporation (a)....................     1,058,650
                                                                    -----------
                                                                      6,175,585
                                                                    -----------
            CONSUMER STAPLES -- 6.6%
   14,000   Altria Group, Inc....................................     1,229,340
   29,500   CVS Caremark Corporation.............................     1,007,130
    7,700   Kimberly-Clark Corporation...........................       527,373
   35,000   Wal-Mart Stores, Inc.................................     1,643,250
                                                                    -----------
                                                                      4,407,093
                                                                    -----------
            ENERGY -- 1.6%
   12,000   Pioneer Natural Resources Company....................       517,320
    8,000   Royal Dutch Shell PLC - Class A - ADR................       530,400
                                                                    -----------
                                                                      1,047,720
                                                                    -----------
            FINANCIALS -- 22.7%
   18,000   American Express Company.............................     1,015,200
   25,400   American International Group, Inc....................     1,707,388
   40,000   Bank of America Corporation..........................     2,040,800
   36,000   Citigroup, Inc.......................................     1,848,240
   13,000   Fannie Mae...........................................       709,540
   13,400   Freddie Mac..........................................       797,166
   45,000   JPMorgan Chase & Company.............................     2,177,100
   11,676   Lincoln National Corporation.........................       791,516
    9,400   Realogy Corporation (a)..............................       278,334
   37,000   Travelers Companies, Inc. (The)......................     1,915,490
   32,800   Wachovia Corporation.................................     1,805,640
                                                                    -----------
                                                                     15,086,414
                                                                    -----------
            HEALTH CARE -- 10.0%
   26,000   Johnson & Johnson....................................     1,566,791
   31,000   Merck & Company, Inc.................................     1,369,270
   55,100   Pfizer, Inc..........................................     1,391,826
   36,000   Watson Pharmaceuticals, Inc. (a).....................       951,480
   16,400   WellPoint, Inc. (a)..................................     1,330,040
                                                                    -----------
                                                                      6,609,407
                                                                    -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================
  SHARES    COMMON STOCKS -- 73.1% (CONTINUED)                         VALUE
-------------------------------------------------------------------------------
            INDUSTRIALS -- 6.4%
    9,300   Avery Dennison Corporation...........................   $   597,618
    4,600   Avis Budget Group, Inc...............................       125,672
    7,400   FedEx Corporation  ..................................       794,982
   40,000   General Electric Company.............................     1,414,400
   42,000   Tyco International Ltd...............................     1,325,100
                                                                    -----------
                                                                      4,257,772
                                                                    -----------
            INFORMATION TECHNOLOGY -- 13.2%
   21,000   Agilent Technologies, Inc. (a).......................       707,490
   23,000   Cisco Systems, Inc. (a)..............................       587,190
   20,000   Computer Sciences Corporation (a)....................     1,042,600
   35,000   EMC Corporation (a)..................................       484,750
   40,000   Hewlett-Packard Company..............................     1,605,600
   20,000   International Business Machines Corporation..........     1,885,200
   51,000   Microsoft Corporation ...............................     1,421,370
   20,000   Sabre Holdings Corporation...........................       655,000
  115,000   Solectron Corporation (a)............................       362,250
                                                                    -----------
                                                                      8,751,450
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 3.3%
   53,000   Sprint Nextel Corporation............................     1,004,880
   31,000   Verizon Communications, Inc..........................     1,175,520
                                                                    -----------
                                                                      2,180,400
                                                                    -----------

            TOTAL COMMON STOCKS (Cost $30,049,491)...............   $48,515,841
                                                                    -----------

===============================================================================
PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 11.3%            VALUE
-------------------------------------------------------------------------------
            U.S. TREASURY NOTES - 3.4%
 $750,000     4.375%, due 05/15/2007.............................   $   749,326
  750,000     3.875%, due 07/31/2007.............................       747,100
  750,000     4.50%, due 11/15/2010..............................       749,414
                                                                    -----------
                                                                      2,245,840
                                                                    -----------
            FEDERAL HOME LOAN BANK -- 4.9%
  500,000     4.28%, due 07/14/2008..............................       495,715
  500,000     4.035%, due 03/09/2009.............................       492,240
  750,000     5.25%, due 03/17/2010..............................       748,898
  750,000     5.125%, due 05/28/2010.............................       747,967
  750,000     5.05%, due 08/24/2011..............................       749,620
                                                                    -----------
                                                                      3,234,440
                                                                    -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.1%
  750,000     5.25%, due 10/06/2011..............................       748,697
                                                                    -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.9%
  500,000     2.50%, due 04/19/2007..............................       499,340
  750,000     5.375%, due 10/11/2011.............................       749,536
                                                                    -----------
                                                                      1,248,876
                                                                    -----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $7,500,272)..................................   $ 7,477,853
                                                                    -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================
PAR VALUE    CORPORATE BONDS -- 15.1%                                  VALUE
-------------------------------------------------------------------------------
             FINANCIALS -- 6.5%
             Bankers Trust New York Corporation,
$  750,000     7.375%, due 05/01/2008............................   $   763,816
             Credit Suisse First Boston USA, Inc.,
   750,000     4.70%, due 06/01/2009.............................       745,054
             John Deere Capital Corporation,
   500,000     3.375%, due 10/01/2007............................       495,245
             Merrill Lynch & Company, Inc.,
   500,000     3.00%, due 04/30/2007.............................       499,108
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009.............................     1,042,056
             Student Loan Marketing Corporation,
   750,000     3.625%, due 03/17/2008............................       738,066
                                                                    -----------
                                                                      4,283,345
                                                                    -----------
             HEALTH CARE -- 0.7%
             UnitedHealth Group, Inc.,
   500,000     3.30%, due 01/30/2008.............................       491,370
                                                                    -----------
             INDUSTRIALS -- 4.5%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009.............................       729,404
             Raychem Corporation,
 1,000,000     7.20%, due 10/15/2008.............................     1,026,300
             Ryder System, Inc.,
   750,000     5.00%, due 04/01/2011.............................       738,297
             Stanley Works (The),
   500,000     3.50%, due 11/01/2007.............................       494,433
                                                                    -----------
                                                                      2,988,434
                                                                    -----------
             UTILITIES -- 3.4%
             Dominion Resources, Inc.,
   750,000     4.125%, due 02/15/2008............................       742,191
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010.............................       754,474
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008.............................       736,887
                                                                    -----------
                                                                      2,233,552
                                                                    -----------
             TOTAL CORPORATE BONDS (Cost $9,932,203).............   $ 9,996,701
                                                                    -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================
  SHARES     MONEY MARKET FUNDS -- 0.7%                                VALUE
-------------------------------------------------------------------------------
   454,206   Fidelity Institutional Government
               Portfolio -- Class I (Cost $454,206)..............   $   454,206
                                                                    -----------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
               (Cost $47,936,172)................................   $66,444,601

             LIABILITES IN EXCESS OF OTHER ASSETS -- (0.1%)......       (87,012)
                                                                    -----------

             NET ASSETS -- 100.0%................................   $66,357,589
                                                                    ===========

(a)   Non-income producing security.

(b)   Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2007
===============================================================================
  OPTION                                                 VALUE OF     PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                         OPTIONS     RECEIVED
-------------------------------------------------------------------------------
             General Motors Corporation,
        66     09/22/2007 at $40......................   $  4,950   $    15,312
             Kohl's Corporation,
        30     04/21/2007 at $70......................     21,000        16,409
                                                         --------   -----------
                                                         $ 25,950   $    31,721
                                                         ========   ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
=========================================================================================
                                                                   FBP            FBP
                                                                  VALUE        BALANCED
                                                                   FUND          FUND
-----------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost.....................................   $40,927,309   $ 47,936,172
                                                               ===========   ============
    At value (Note 1).......................................   $60,274,269   $ 66,444,601
  Dividends and interest receivable.........................        81,294        349,169
  Receivable for capital shares sold........................           969            900
  Other assets..............................................         6,030          4,114
                                                               -----------   ------------
    TOTAL ASSETS............................................    60,362,562     66,798,784
                                                               -----------   ------------
LIABILITIES
  Distributions payable.....................................        41,075        138,818
  Payable for investment securities purchased...............            --        180,811
  Payable for capital shares redeemed.......................           500         32,547
  Accrued investment advisory fees (Note 3).................        35,676         39,297
  Accrued administration fees (Note 3)......................         6,700          7,200
  Accrued compliance fees (Note 3)..........................           800            800
  Other accrued expenses and liabilities....................        13,151         15,772
  Covered call options, at value (Notes 1 and 4)
    (premiums received $33,479 and $31,721, respectively)...        31,750         25,950
                                                               -----------   ------------
    TOTAL LIABILITIES.......................................       129,652        441,195
                                                               -----------   ------------
NET ASSETS .................................................   $60,232,910   $ 66,357,589
                                                               ===========   ============
Net assets consist of:
  Paid-in capital...........................................   $40,875,773   $ 47,761,654
  Accumulated undistributed net investment income...........         8,299         81,506
  Accumulated net realized gains from
    security transactions...................................           149            229
  Net unrealized appreciation on investments................    19,348,689     18,514,200
                                                               -----------   ------------
Net assets..................................................   $60,232,910   $ 66,357,589
                                                               ===========   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value).....     2,206,440      3,501,546
                                                               ===========   ============
Net asset value, offering price and redemption
  price per share (Note 1)..................................   $     27.30   $      18.95
                                                               ===========   ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007
======================================================================================
                                                                   FBP          FBP
                                                                  VALUE      BALANCED
                                                                  FUND         FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest..................................................   $   45,726   $  893,392
  Dividends.................................................    1,252,629    1,000,800
                                                               ----------   ----------
     TOTAL INVESTMENT INCOME................................    1,298,355    1,894,192
                                                               ----------   ----------
EXPENSES
  Investment advisory fees (Note 3).........................      414,554      452,725
  Administration fees (Note 3)..............................       78,258       83,467
  Professional fees.........................................       16,754       17,951
  Postage and supplies......................................       16,597       11,460
  Trustees' fees and expenses...............................       12,513       12,513
  Custodian fees............................................       11,634        9,850
  Registration fees.........................................       12,860        7,522
  Compliance service fees (Note 3)..........................        9,353        9,541
  Insurance expense.........................................        4,264        4,434
  Printing of shareholder reports...........................        5,365        3,213
  Pricing costs.............................................        1,518        4,653
  Other expenses............................................       11,563       13,212
                                                               ----------   ----------
     TOTAL EXPENSES.........................................      595,233      630,541
                                                               ----------   ----------
NET INVESTMENT INCOME ......................................      703,122    1,263,651
                                                               ----------   ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on security transactions...............    3,893,568    2,661,939
  Net realized gains on option contracts written............      269,755      180,970
  Net change in unrealized appreciation/
    depreciation on investments.............................    1,578,555    1,880,976
                                                               ----------   ----------
NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS ...........................................    5,741,878    4,723,885
                                                               ----------   ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................................   $6,445,000   $5,987,536
                                                               ==========   ==========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================================
                                                            FBP                         FBP
                                                         VALUE FUND                 BALANCED FUND
                                               -------------------------------------------------------
                                                   YEAR           YEAR          YEAR          YEAR
                                                   ENDED          ENDED         ENDED         ENDED
                                                 MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                                   2007           2006          2007          2006
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ....................   $    703,122   $    696,545   $ 1,263,651   $ 1,065,036
  Net realized gains on:
    Security transactions ..................      3,893,568      4,111,677     2,661,939     2,973,321
    Option contracts written ...............        269,755         28,430       180,970        18,671
  Net change in unrealized appreciation/
    depreciation on investments ............      1,578,555      1,875,071     1,880,976     1,102,573
                                               ------------   ------------   -----------   -----------
Net increase in net assets
  from operations ..........................      6,445,000      6,711,723     5,987,536     5,159,601
                                               ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............       (703,259)      (699,731)   (1,261,402)   (1,054,135)
  From realized capital gains on
    security transactions ..................     (4,163,508)    (3,930,094)   (2,826,469)   (2,978,247)
                                               ------------   ------------   -----------   -----------
Net decrease in net assets from
  distributions to shareholders ............     (4,866,767)    (4,629,825)   (4,087,871)   (4,032,382)
                                               ------------   ------------   -----------   -----------
FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ................      7,533,124      5,846,188     2,955,850     3,742,137
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ........................      4,724,181      4,481,385     3,694,969     3,703,976
  Payments for shares redeemed .............    (13,213,446)   (14,011,089)   (4,973,441)   (7,259,209)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) in net assets
  from  capital share transactions .........       (956,141)    (3,683,516)    1,677,378       186,904
                                               ------------   ------------   -----------   -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................        622,092     (1,601,618)    3,577,043     1,314,123

NET ASSETS
  Beginning of year ........................     59,610,818     61,212,436    62,780,546    61,466,423
                                               ------------   ------------   -----------   -----------
  End of year ..............................   $ 60,232,910   $ 59,610,818   $66,357,589   $62,780,546
                                               ============   ============   ===========   ===========
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ....................   $      8,299   $      8,436   $    81,506   $    62,655
                                               ============   ============   ===========   ===========
CAPITAL SHARE ACTIVITY
  Sold .....................................        276,657        220,216       155,242       202,061
  Reinvested ...............................        171,718        170,458       194,182       202,709
  Redeemed .................................       (483,330)      (528,043)     (260,834)     (395,037)
                                               ------------   ------------   -----------   -----------
  Net increase (decrease) in
    shares outstanding .....................        (34,955)      (137,369)       88,590         9,733
  Shares outstanding at beginning of year ..      2,241,395      2,378,764     3,412,956     3,403,223
                                               ------------   ------------   -----------   -----------
  Shares outstanding at end of year ........      2,206,440      2,241,395     3,501,546     3,412,956
                                               ============   ============   ===========   ===========

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                                           YEARS ENDED MARCH 31,
                                              -----------------------------------------------
                                                2007      2006      2005      2004      2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 26.60   $ 25.73   $ 24.86   $ 17.12   $ 23.59
                                              -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment income ...................      0.33      0.32      0.29      0.22      0.20
  Net realized and unrealized gains
    (losses) on investments ...............      2.71      2.70      0.86      7.74     (6.47)
                                              -------   -------   -------   -------   -------
Total from investment operations ..........      3.04      3.02      1.15      7.96     (6.27)
                                              -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income ....     (0.33)    (0.32)    (0.28)    (0.22)    (0.20)
  Distributions from net realized gains ...     (2.01)    (1.83)       --        --        --
                                              -------   -------   -------   -------   -------
Total distributions .......................     (2.34)    (2.15)    (0.28)    (0.22)    (0.20)
                                              -------   -------   -------   -------   -------
Net asset value at end of year ............   $ 27.30   $ 26.60   $ 25.73   $ 24.86   $ 17.12
                                              =======   =======   =======   =======   =======

Total return (a) ..........................     11.57%    12.03%     4.65%    46.60%   (26.61%)
                                              =======   =======   =======   =======   =======

Net assets at end of year (000's) .........   $60,233   $59,611   $61,212   $50,400   $48,552
                                              =======   =======   =======   =======   =======

Ratio of expenses to average net assets ...      1.01%     1.01%     1.00%     1.02%     1.00%

Ratio of net investment income to
  average net assets ......................      1.19%     1.17%     1.17%     0.94%     1.06%

Portfolio turnover rate ...................        16%       15%       15%       19%       12%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                                             YEARS ENDED MARCH 31,
                                              -----------------------------------------------
                                                2007      2006      2005      2004      2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 18.39   $ 18.06   $ 18.40   $ 14.46   $ 17.68
                                              -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment income ...................      0.37      0.33      0.29      0.29      0.36
  Net realized and unrealized gains
    (losses) on investments ...............      1.39      1.22      0.28      4.49     (3.21)
                                              -------   -------   -------   -------   -------
Total from investment operations ..........      1.76      1.55      0.57      4.78     (2.85)
                                              -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income ....     (0.37)    (0.32)    (0.30)    (0.31)    (0.37)
  Distributions from net realized gains ...     (0.83)    (0.90)    (0.61)    (0.53)       --
                                              -------   -------   -------   -------   -------
Total distributions .......................     (1.20)    (1.22)    (0.91)    (0.84)    (0.37)
                                              -------   -------   -------   -------   -------
Net asset value at end of year ............   $ 18.95   $ 18.39   $ 18.06   $ 18.40   $ 14.46
                                              =======   =======   =======   =======   =======

Total return (a) ..........................      9.70%     8.81%     3.20%    33.19%   (16.16%)
                                              =======   =======   =======   =======   =======

Net assets at end of year (000's) .........   $66,358   $62,781   $61,466   $58,290   $44,333
                                              =======   =======   =======   =======   =======

Ratio of expenses to average net assets ...      0.97%     0.99%     0.96%     0.98%     1.00%

Ratio of net investment income to
  average net assets ......................      1.95%     1.75%     1.62%     1.68%     2.31%

Portfolio turnover rate ...................        17%       24%       17%       21%       21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 are as follows:

-----------------------------------------------------------------------------
                           Year     Ordinary      Long-Term        Total
                          Ended      Income     Capital Gains   Distributions
-----------------------------------------------------------------------------
FBP Value Fund........   3/31/07   $  952,036     $3,914,731     $4,866,767
                         3/31/06   $  840,818     $3,789,007     $4,629,825
-----------------------------------------------------------------------------
FBP Balanced Fund.....   3/31/07   $1,457,134     $2,630,737     $4,087,871
                         3/31/06   $1,095,937     $2,936,445     $4,032,382
-----------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2007:

------------------------------------------------------------------------------
                                                       FBP            FBP
                                                    VALUE FUND   BALANCED FUND
------------------------------------------------------------------------------
Cost of portfolio investments
  and written options ..........................   $40,893,830    $47,832,237
                                                   ===========    ===========
Gross unrealized appreciation ..................   $20,096,285    $19,129,267
Gross unrealized depreciation ..................      (747,596)      (542,853)
                                                   -----------    -----------
Net unrealized appreciation ....................    19,348,689     18,586,414
Undistributed ordinary income ..................        18,748         58,626
Undistributed long-term gains ..................        30,775         89,713
Other temporary differences ....................       (41,075)      (138,818)
                                                   -----------    -----------
Total distributable earnings ...................   $19,357,137    $18,595,935
                                                   ===========    ===========
------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

For the year ended March 31, 2007, the FBP Balanced Fund reclassified $16,602 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,303,769 and $14,117,661, respectively, for the FBP Value Fund and $7,502,360 and $7,938,761, respectively, for the FBP Balanced Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $2,940 and $3,060 from the FBP Value Fund and the FBP Balanced Fund, respectively, for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the year ended March 31, 2007, Ultimus received fees of $6,413 and $6,481 from the FBP Value Fund and the FBP Balanced Fund, respectively, for compliance consulting services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2007 is as follows:

------------------------------------------------------------------------------------------
                                                       FBP                     FBP
                                                    VALUE FUND             BALANCED FUND
                                              --------------------------------------------
                                               OPTION       OPTION      OPTION     OPTION
                                              CONTRACTS    PREMIUMS   CONTRACTS   PREMIUMS
------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..      305      $ 191,981       190     $120,405
Options written ...........................      575        194,937       463      151,940
Options exercised .........................     (190)       (69,913)     (140)     (49,496)
Options expired ...........................     (315)      (155,119)     (206)     (94,854)
Options cancelled in a closing
  purchase transaction ....................     (285)      (128,407)     (211)     (96,274)
                                                ----      ---------      ----     --------
Options outstanding at end of year ........       90      $  33,479        96     $ 31,721
                                                ====      =========      ====     ========
------------------------------------------------------------------------------------------

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.    ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the FBP Value Fund and the FBP Balanced Fund as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

----------------------------------------------------------------------------------------------------
                                                                   POSITION HELD      LENGTH OF
TRUSTEE                     ADDRESS                          AGE   WITH THE TRUST     TIME SERVED
----------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,           70    Chairman and       Since
                            Manakin-Sabot, VA                      Trustee            June 1991
----------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400   70    Trustee            Since
                            Richmond, VA                                              September 1988
----------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                  53    President and      Since
                            Lynchburg, VA                          Trustee            September 1988
----------------------------------------------------------------------------------------------------
Robert S. Harris            100 Darden Boulevard             57    Trustee            Since
                            Charlottsville, VA                                        January 2007
----------------------------------------------------------------------------------------------------
J. Finley Lee, Jr.          4488 Pond Apple Drive North      67    Trustee            Since
                            Naples, FL                                                September 1988
----------------------------------------------------------------------------------------------------
Richard L. Morrill          University of Richmond           67    Trustee            Since
                            Richmond, VA                                              March 1993
----------------------------------------------------------------------------------------------------
Harris V. Morrissette       100 Jacintoport Boulevard        47    Trustee            Since
                            Saraland, AL                                              March 1993
----------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.          47 Willway Avenue                74    Trustee            Since
                            Richmond, VA                                              July 1997
----------------------------------------------------------------------------------------------------
Samuel B. Witt III          302 Clovelly Road                71    Trustee            Since
                            Richmond, VA                                              November 1988
----------------------------------------------------------------------------------------------------
John M. Flippin             800 Main Street                  65    Vice President     Since
                            Lynchburg, VA                                             September 1988
----------------------------------------------------------------------------------------------------
R. Gregory Porter III       800 Main Street                  65    Vice President     Since
                            Lynchburg, VA                                             September 1988
----------------------------------------------------------------------------------------------------
John H. Hanna IV            800 Main Street                  51    Vice President     Since
                            Lynchburg, VA                                             February 2007
----------------------------------------------------------------------------------------------------
David J. Marshall           800 Main Street                  50    Vice President     Since
                            Lynchburg, VA                                             February 2007
----------------------------------------------------------------------------------------------------
Robert G. Dorsey            225 Pictoria Drive, Suite 450    50    Vice President     Since
                            Cincinnati, OH                                            November 2000
----------------------------------------------------------------------------------------------------
Mark J. Seger               225 Pictoria Drive, Suite 450    45    Treasurer          Since
                            Cincinnati, OH                                            November 2000
----------------------------------------------------------------------------------------------------
John F. Splain              225 Pictoria Drive, Suite 450    50    Secretary          Since
                            Cincinnati, OH                                            November 2000
----------------------------------------------------------------------------------------------------
Tina H. Bloom               225 Pictoria Drive, Suite 450    38    Chief Compliance   Since
                            Cincinnati, OH                         Officer            August 2006
----------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2007. For the fiscal year ended March 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $4,866,767 and $4,087,871, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2007, 100% and 80% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2006  March 31, 2007  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,049.70         $5.11
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,019.95         $5.04
--------------------------------------------------------------------------------

* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
FBP BALANCED FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2006  March 31, 2007  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,043.00         $4.94
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,020.09         $4.89
--------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN, BRUCE & PORTER FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund managed by the Adviser and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser;
(ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and
(iii) the total operating expense ratio of each Fund is lower than the average of comparably managed funds, as calculated and published by Morningstar. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                                   ----------

INVESTMENT ADVISER                         LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.              Sullivan & Worcester LLP
800 Main Street, Second Floor              One Post Office Square
P.O. Box 6138                              Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                   OFFICERS
WWW.FBPINC.COM                             John T. Bruce, President
                                             and Portfolio Manager
ADMINISTRATOR                              John M. Flippin, Vice President
Ultimus Fund Solutions, LLC                R. Gregory Porter, III,
P.O. Box 46707                               Vice President
Cincinnati, Ohio 45246-0707                John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                   David J. Marshall, Vice President

CUSTODIAN                                  TRUSTEES
US Bank                                    Austin Brockenbrough, III
425 Walnut Street                          John T. Bruce
Cincinnati, Ohio  45202                    Charles M. Caravati, Jr.
                                           Robert S. Harris
INDEPENDENT REGISTERED                     J. Finley Lee, Jr.
PUBLIC ACCOUNTING FIRM                     Richard L. Morrill
Ernst & Young LLP                          Harris V. Morrissette
1900 Scripps Center                        Erwin H. Will, Jr.
312 Walnut Street                          Samuel B. Witt, III
Cincinnati, Ohio 45202

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND

                                 AUGUST 1, 2007

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS......................................................... 8
DESCRIPTION OF BOND RATINGS...................................................15
INVESTMENT LIMITATIONS........................................................17
TRUSTEES AND OFFICERS.........................................................20
INVESTMENT ADVISER............................................................24
ADMINISTRATOR.................................................................27
DISTRIBUTOR...................................................................27
OTHER SERVICE PROVIDERS.......................................................28
PORTFOLIO SECURITIES AND BROKERAGE............................................28
SPECIAL SHAREHOLDER SERVICES..................................................29
PURCHASE OF SHARES............................................................31
REDEMPTION OF SHARES..........................................................32
NET ASSET VALUE DETERMINATION.................................................32
FUND EXPENSES.................................................................32
ADDITIONAL TAX INFORMATION....................................................33
GENERAL INFORMATION ABOUT THE TRUST...........................................35
CALCULATION OF PERFORMANCE DATA...............................................39
FINANCIAL STATEMENTS AND REPORTS..............................................42
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................43

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American

Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of

"Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 25% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. SPDRs, DIAMONDs and MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs, DIAMONDs and MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held;
(3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund, the Mid-Cap Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

Alabama's business cycle is closely related to the national economy, and growth in machinery, aerospace and electronic manufacturing have become increasingly important to the State, although the growth in automotive manufacturing has been the most noteworthy economic development during the past decade. Indeed, the interstate corridor connecting Huntsville (Toyota plant) to Montgomery (Hyundai plant), and Vance (Mercedes-Benz plant) to Lincoln (Honda plant), was recently called the "Detroit of the South." The present movement toward diversification of the State's manufacturing base, including the substantial increase in automotive sector and related jobs, and a similar trend toward enlargement and diversification of the service industries are expected to lead to increased stability. With its strong natural gas and oil deposits, Alabama is well positioned in energy markets, although the damage caused by Hurricane Katrina in August 2005 revealed the susceptibility of off-shore drilling facilities as well as onshore refineries to future weather-related calamities. Alabama's agricultural, timber, seafood and related industries were the hardest hit by the hurricane, suffering over $700 million in losses according to the Alabama Department of Agriculture and Industries.

An important factor affecting the economy is the State-owned Port of Mobile which primarily handles wood pulp, forestry products and coal exports and serves as a major Gulf Coast port. In fact, the Port of Mobile ranked as the largest seaport in the nation in handling wood pulp and is the largest port on the U.S. Gulf coast in handling forest products. The Port of Mobile is one of the nation's busiest ports in total tons of cargo handled which reportedly did not suffer long-term hurricane-related damage. On November 29, 2005, the State Docks Authority and Governor Bob Riley announced plans to expand the Port facility in 2006-2007 by constructing a massive container terminal costing approximately $300 million, with an eye toward transshipments of automotive parts and vehicles, and possibly shipments to the potential EADS aircraft manufacturing plant at nearby Brookley Field. A large part of the construction cost would be privately funded.

Alabama's exports to the world increased by 42% from January to June 2006; this was the fourth highest growth rate in the nation. The total dollar increase of Alabama's exports jumped from $4.85 billion in June 2005 to $6.89 billion in June 2006. The state's top five export commodities are vehicles, computers and industrial machinery, organic chemicals, medical instruments and mineral fuel.

Although manufacturing remains the largest private employment sector, with approximately 298,000 employees, the State economy has become somewhat less dependent on manufacturing. In recent years, the importance of service industries to the State's economy has increased significantly. From 1997 through 2004, the Alabama real gross state product increased steadily at an average of 2.5% per year, which placed it slightly below the national average. From 2004 to 2005, the GSP grew by 4.5%, well ahead of the national average, to a total of $151.6 billion, with the largest increases in the areas of finance and insurance; health care and social assistance; retail trade; information; real estate, rental, and leasing; and administrative and waste services. GSP originating in manufacturing increased from $19.9 billion in 1997 to $25.1 billion (average annual growth of nearly 3.4%) in 2004, driven largely by motor vehicle and other transportation equipment manufacturing.

The major service industries in the State are the health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and a high concentration of technology research and development industries in the Huntsville area, which is expected to continue to grow aided in part by the recent groundbreaking for the $130 million Hudson-Alpha Institute for Biotechnology. The financial, insurance and real estate sectors have also shown strong growth over the last several years, although the recent acquisition of the state's largest financial institution, SouthTrust Bank, by Wachovia, caused significant short-term job losses, predominantly in the Birmingham area. The merger of Regions Bank and AmSouth Bank is also expected to result in job losses, though the combined bank will remain headquartered in Birmingham. Growth in the service and wholesale/retail trade sectors combined with a weakening textile and pulp and paper manufacturing sector has caused the economy to become more diverse. However, the state's reliance on the manufacturing sector, particularly in light of the flourishing automotive sector, remains significantly greater than the national average, and several recent announcements of automobile plant and part supplier expansions and relocations in Alabama should sustain continued growth in this area. The state ranks fourth among the 50 states in employment growth and first in the variety of industries located in one state, according to the Corporation for Enterprise Development in Washington, D.C.

Private sector employment increased by a net 26,000 jobs during the 12 month period ended August 31, 2006, with the most growth in service providing firms, especially professional and business services, education and health services and leisure and hospitality services. Manufacturing in durable goods continues to surprise with sustained growth in employment, primarily with respect to motor vehicle and aerospace products and parts manufacturing, with additional growth in computers and electronic parts manufacturing. Employment in non-durable goods continued its decline, however, as the state lost 3,500 jobs in the textile and apparel industries. In October 2006, Alabama's unemployment rate reached a new record low of 3.2%. It is also expected that Alabama's economy will experience gains in personal income as the state's economy shifts to higher wage jobs.

According to the Alabama Department of Revenue, the fiscal year ended September 30, 2006 for Alabama ended with record tax collections, exceeding $8.4 billion. Collections were up 9.8% from the previous fiscal year, which itself represented an increase of almost 11% from the prior year. Most of Alabama's tax revenues are earmarked for the State's Special Education Trust Fund, which experienced growth of 10.6% and took in approximately $5.5 billion. The state's General Fund, which suffers from having only a few substantial growth taxes as revenue sources, took in $1.6 billion, an increase of 13.7%, although a significant portion of that growth was due to a one-time payment of $29 million that had originally and mistakenly been deposited in the Education Trust Fund in prior years. The General Fund pays the costs of important state services and programs such as Medicaid, prisons, and state employee compensation and retirement benefits.

In South Central Telephone Company v. Alabama, 526 U.S. 160 (1999), the U.S. Supreme Court struck down Alabama's franchise tax on foreign corporations and remanded the case to the Alabama Supreme Court to determine the appropriate remedy. Effective January 1, 2000, the state corporate franchise tax was replaced by a business privilege tax that applies equally to domestic and foreign corporations. Before the Alabama Supreme Court reached a decision regarding the remedy, the South Central Bell plaintiffs reached a settlement with certain foreign corporations aggrieved by the foreign franchise tax. According to published reports, the South Central Bell plaintiffs settled their refund claims totaling over $141 million for $40 million, to be paid over a period of years.

Many taxpayers have significant refund claims currently pending. A number of taxpayers have settled their refund claims, many at sharply discounted rates. The remaining individual cases, estimated recently to total approximately 300 in number, could have a significant financial impact on the State of Alabama. The potential loss to the State from these individual cases is now estimated by some to be on the order of $200 to $400 million, including interest. Those funds would likely be drawn from the General Fund, although many of the settlements could eventually include long-term payouts or tax credits rather than immediate cash outlays. A test case was scheduled to go to court in May 2007.

Another potential material disclosure item in the Government Accounting Standards Board's (GASB) upcoming change is the method of accounting and reporting for contingent liabilities to state and local government retirees for health care costs. On December 21, 2005, State Employee Retirement Systems Director David Bronner remarked publicly that Alabama faced an estimated obligation of $13 to $15 billion in health insurance costs in the coming decades for current and future retirees of its public schools, colleges and state agencies. The Huntsville Times recently estimated the obligation for the health care costs of state employees and retirees will be approximately $20 billion in the next 30 years. A major source of funding for that ongoing obligation would be the State's General Fund. Like many other states, Alabama will be faced with the prospect of increasing taxes for additional funding or reducing health care benefits to its retirees, or a combination of both. While the new accounting rule does not necessarily affect funding, the reporting changes could affect the state's overall credit rating.

INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund, the Mid-Cap Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)  Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)  Write,  acquire  or  sell  commodities,   commodities  contracts,  futures
      contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk. Executive Officers:


                                                                                                                         Number of
                                                                                                                       Portfolios in
                                                              Position(s)        Principal Occupation(s) During         Fund Complex
                                             Length of         Held with                Past 5 Years and                Overseen by
Name, Address and Age                       Time Served          Trust          Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Austin Brockenbrough, III (age 70)            Since           Trustee;      President and Managing Director of              12
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 53)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,           12
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    the Flippin,
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 70)             Since           Chairman      Retired physician; retired President            12
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

Independent Trustees:

Robert S. Harris, Ph. D. (age 57)              Since            Trustee      C. Stewart Sheppard Professor of                12
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 67)             Since            Trustee      Financial consultant and the Julian             12
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 68)             Since            Trustee      Chancellor of the University of                 12
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 47)                 Since            Trustee      Chief Executive Officer of Marshall             12
100 Jacintoport Boulevard                    March 1993                      Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.

Erwin H. Will, Jr. (age 74)                    Since            Trustee      Retired Chief Investment Officer of             12
47 Willway Avenue                            July 1997                       Equities of Virginia Retirement System
Richmond, Virginia 23226                                                     (VRS).  Subsequent to his retirement,
                                                                             he temporarily served as Acting
                                                                             Managing Director of Equities for VRS.

Samuel B. Witt, III (age 71)                   Since            Trustee      Retired Senior Vice President and               12
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)

Executive Officers:
John P. Ackerly, IV (age 43)                Since            Vice President of       Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Margaret H. Alves (age 35)                  Since          Compliance Officer of     Chief Compliance Officer of T. Leavell &
150 Government Street                   February 2006   The Government Street Funds  Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                                                attorney with Alford, Clausen  & McDonald, LLC
                                                                                     from August 1999 until April 2006

Joseph L. Antrim, III (age 62)              Since              President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Tina H. Bloom (age 38)                      Since        Chief Compliance Officer    Vice President--Administration of Ultimus Fund
225 Pictoria Drive, Suite 450            August 2006                                 Solutions, LLC
Cincinnati, Ohio 45246

Austin Brockenbrough, IV (age 38)           Since            Vice President of       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           August 2006     The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 41)           Since       President of The Jamestown   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996        Balanced Fund, The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Jamestown Equity Fund and
                                                               The Jamestown
                                                         International Equity Fund
                                                           and Vice President of
                                                         The Jamestown Select Fund

Robert G. Dorsey (age 50)                   Since             Vice President         Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                               Fund Distributors, LLC (a registered
                                                                                     broker-dealer)

John M. Flippin (age 65)                    Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Peter L. Gibbes (age 50)                    Since            Vice President of       Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400           August 2006     The Jamestown Select Fund   Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                                             Virginia

John H. Hanna, IV (age 51)                  Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                         February 2007     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Timothy S. Healey (age 54)                  Since            Vice President of       Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995       The Government Street     Mobile, Alabama
Birmingham, Alabama 35209                                  Mid-Cap Fund and The
                                                        Alabama Tax Free Bond Fund

Mary Shannon Hope (age 43)                  Since            Vice President of       Vice President and Portfolio Manager of T.
150 Government Street                   February 2004   The Government Street Bond   Leavell & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                              Fund

Joseph A. Jennings, III (age 45)            Since              President of          Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005            The Jamestown         Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                 Tax Exempt Virginia Fund

Thomas W. Leavell (age 64)                  Since              President of          President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004   The Government Street Funds  Mobile, Alabama
Mobile, Alabama 36602

David J. Marshall (age 50)                  Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                         February 2007     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Denise C. Peters (age 51)                   Since          Compliance Officer of     First Vice President and Compliance Officer for
One James Center, 901 E. Cary Street    February 2007    The Davenport Equity Fund   Davenport Asset Management division of
Richmond, Virginia 23219                                                             Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 66)             Since            Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988      the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Porter Funds

Page T. Reece (age 50)                      Since          Compliance Officer of     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400         September 2004       The Jamestown Funds      Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                             Inc.,  Richmond, Virginia

Teresa L. Sanderson (age 44)                Since        Compliance Officer of the   Compliance Officer and a Principal of Flippin,
800 Main Street                        September 2004     Flippin, Bruce & Porter    Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Mark J. Seger (age 45)                      Since                Treasurer           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 50)                    Since                Secretary           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 56)                   Since            Vice President of       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993       The Jamestown Balanced     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Fund and The Jamestown
                                                                Equity Fund

Lawrence B. Whitlock, Jr. (age 59)          Since              President of          Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002    The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 and Vice President of The
                                                          Jamestown Balanced Fund
                                                         and The Jamestown Equity
                                                                   Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette,  Erwin
H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met three times during the fiscal year ended March 31, 2007.

      o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2007. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2007.

      o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2007.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006 for each person who was a Trustee as of such date.

                                                                                        Aggregate Dollar
                                               Dollar Range of            Range of Shares of All Registered Investment
                                          Shares of the Funds Owned        Companies Overseen by Trustee in Family of
Name of Trustee                                   by Trustee                          Investment Companies
----------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                             None                                 Over $100,000
John T. Bruce                                  $10,001--$50,000                            Over $100,000
Charles M. Caravati, Jr.                             None                                 Over $100,000

Independent Trustees:
J. Finley Lee, Jr.                                   None                               $50,001--$100,000
Richard L. Morrill                                   None                                 Over $100,000
Harris V. Morrissette                          $10,001--$50,000                            Over $100,000
Erwin H. Will, Jr.                             $10,001--$50,000                            Over $100,000
Samuel B. Witt III                                   None                                 Over $100,000

As of June 30, 2007, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2007 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon           From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement                Fund Complex
-----------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 4,879              None                None                    $ 14,000
Robert S. Harris                    1,833              None                None                       5,500
J. Finley Lee, Jr.                  6,394              None                None                      18,500
Richard L. Morrill                  7,303              None                None                      21,000
Harris V. Morrissette               8,000              None                None                      23,000
Erwin H. Will, Jr.                  7,303              None                None                      21,000
Samuel B. Witt III                  7,273              None                None                      21,000


                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2008 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Equity Fund paid the Adviser advisory fees of $549,698, $773,382 and $733,816, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2007, 2006 and 2005, the Mid-Cap Fund paid advisory fees of $244,524 (which was net of voluntary fee waivers of $5,320), $286,148 (which was net of voluntary fee waivers of $5,688) and $149,171 (which was net of voluntary fee waivers of $32,051), respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Bond Fund paid the Adviser advisory fees of $120,487 (which was net of voluntary fee waivers of $34,257), $277,226 (which was net of voluntary fee waivers of $14,970) and $306,662, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Alabama Tax Free Fund paid the Adviser advisory fees of $61,878 (which was net of voluntary fee waivers of $27,666), $87,385 (which was net of voluntary fee waivers of $24,959) and $108,095 (which was net of voluntary fee waivers of $16,343), respectively.

The Adviser was organized as an Alabama corporation in 1979. By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed (as of March 31, 2007)
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of
                                                                                              Accounts with     Total Assets in
                                                             Number of      Total Assets      Advisory Fee       Accounts with
 Name of Portfolio                                            Accounts       in Accounts        Based on      Advisory Fee Base
      Manager                   Type of Accounts              Managed          Managed         Performance      on Performance
-------------------------------------------------------------------------------------------------------------------------------
Thomas W. Leavell     Registered investment companies:           0               $ 0                0                 $ 0
(1,2,3)               Other pooled investment vehicles:          0               $ 0                0                 $ 0
                      Other accounts:                           340         $533,843,727            0                 $ 0

-------------------------------------------------------------------------------------------------------------------------------
Timothy S. Healey     Registered investment companies:           0               $ 0                0                 $ 0
(2,4)                 Other pooled investment vehicles:          0               $ 0                0                 $ 0
                      Other accounts:                           131         $144,584,764            0                 $ 0

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Mary Shannon Hope     Registered investment companies:           0               $ 0                0                 $ 0
(3)                   Other pooled investment vehicles:          0               $ 0                0                 $ 0
                      Other accounts:                            6           $4,475,317             0                 $ 0

-------------------------------------------------------------------------------------------------------------------------------
Richard E. Anthony,   Registered investment companies:           0               $ 0                0                 $ 0
Jr. (2)               Other pooled investment vehicles:          0               $ 0                0                 $ 0
                      Other accounts:                            95          $49,072,112            0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------


1.    The Government Street Equity Fund
2.    The Government Street Mid-Cap Fund
3.    The Government Street Bond Fund
4.    The Alabama Tax Free Bond Fund

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management's evaluation of an individual's job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds' pre- or after-tax performance or the value of the Funds' assets.

Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2007, the dollar value of shares beneficially owned by each Portfolio Managers in the Fund or Funds for which the Portfolio Manager serves.

-------------------------------------------------------------------------------------------------------------------
                Name of                                                                 Dollar Value of Fund Shares
          Portfolio Managers                   Fund Shares Beneficially Owned               Beneficially Owned
-------------------------------------------------------------------------------------------------------------------
Thomas W. Leavell                        The Government Street Equity Fund                    Over $1,000,000
                                         The Government Street Mid-Cap Fund                  $100,001--$500,000
                                         The Government Street Bond Fund                     $100,001--$500,000

-------------------------------------------------------------------------------------------------------------------
Timothy S. Healey                        The Government Street Mid-Cap Fund                  $100,001--$500,000
                                         The Alabama Tax Free Bond Fund                         $1--$10,000

-------------------------------------------------------------------------------------------------------------------
Mary Shannon Hope                        The Government Street Bond Fund                     $50,001--$100,000

-------------------------------------------------------------------------------------------------------------------
Richard E. Anthony, Jr.                  The Government Street Mid-Cap Fund                     $1--$10,000

-------------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund, the Mid-Cap Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. The fee paid to the Administrator by the Mid-Cap Fund is subject to a minimum of $4,000 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2007, 2006 and 2005, the Equity Fund paid administration fees to the Administrator of $110,366, $153,400 and $148,780, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $48,785, $54,494 and $48,700, respectively; the Bond Fund paid administration fees to the Administrator of $23,147, $43,843 and $46,004, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $38,276, $46,318 and $50,811, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Funds pay the Administrator an annual base fee of $20,400 plus an asset-based fee equal to 0.01% per annum on total average net assets in excess of $100 million. For the fiscal year ended March 31, 2007, the Equity Fund, the Mid-Cap Fund, the Bond Fund and the Alabama Tax Free Fund paid fees of $5,997, $4,356, $4,298 and $4,127, respectively, to the Administrator for compliance consulting services.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Equity Fund was $17,748, $30,170 and $19,174, respectively. During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Mid-Cap Fund was $7,002, $12,344 and $11,131, respectively. No brokerage commissions were paid by the Bond Fund or the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2007, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $1,796,900), Charles Schwab & Co., Inc. (the market value of which was $274,350) and Goldman, Sachs & Co. (the market value of which was $1,446,410); and the Mid-Cap Fund held common stock issued by the parent company of Jefferies & Company, Inc. (the market value of which was $301,080). Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Goldman Sachs & Co. and Jefferies & Company, Inc. are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust's procedures, may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser's intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period  ending each  October 31, plus certain  undistributed  amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2007, the Alabama Tax Free Fund had a capital loss carryforward for federal income tax purposes of $519, which expires March 31, 2009. As of March 31, 2007, the Bond Fund had capital loss carryforwards for federal income tax purposes of $2,751,670, of which $220,187 expire March 31, 2008, $195,097 expire March 31, 2009, $86,819 expire March 31,
2010,  $70,419 expire March 31, 2011,  $218,396 expire March 31, 2012,  $261,545 expire March 31, 2013,  $528,696  expire  March 31, 2014 and  $1,170,511  expire
March 31, 2015. In addition, the Bond Fund had net realized capital losses of $116,516 during the period November 1, 2006 through March 31, 2007, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2008. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.


      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Fund's ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.tleavell.com. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer of the Trust (the "CCO"). The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  RECEIPT OF COMPENSATION
                                                                      TIMING OF RELEASE           OR OTHER CONSIDERATION
           NAME OF                                             AND CONDITIONS OR RESTRICTIONS         BY THE FUND OR
   RATING OR RANKING GROUP          INFORMATION PROVIDED                   ON USE                    AFFILIATED PARTY
-------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.               CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value      lag. No formal conditions or
                                                              restrictions.

-------------------------------------------------------------------------------------------------------------------------
Lipper                          CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par                    lag.  No formal conditions or
                                                              restrictions.  Lipper indicates
                                                              that it will not trade based on
                                                              the Funds' portfolio information,
                                                              and it prohibits its employees
                                                              from any such trading.

-------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                  CUSIP, shares/par, market     Provided quarterly, with a                   None
                                value                         15-day lag.  No formal
                                                              conditions or restrictions.
                                                              Bloomberg indicates that it
                                                              requires all employees to sign
                                                              confidentiality agreements
                                                              acknowledging all information
                                                              received during their
                                                              employment must be used for
                                                              legitimate business purposes
                                                              only.

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.          CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value,     lag.  No formal conditions or
                                coupon, maturity date, % of   restrictions.  S&P indicates
                                total net assets              that its employees are required
                                                              to follow a code of business
                                                              conduct that prohibits them
                                                              from using portfolio
                                                              information for anything other
                                                              than performing their job
                                                              responsibilities, and S&P
                                                              employees must certify annually
                                                              that they have followed this
                                                              code of business conduct.

-------------------------------------------------------------------------------------------------------------------------
Thomson Financial               CUSIP, shares/par, market     Provided quarterly, with a                   None
                                value, cost basis             15-day lag.  No formal
                                                              conditions or restrictions.
                                                              Thomson Financial indicates
                                                              that it requires all employees
                                                              to sign confidentiality
                                                              agreements acknowledging that
                                                              all information received during
                                                              their employment must be used
                                                              for legitimate business
                                                              purposes only.

-------------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, proxy service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 67.2% of the outstanding shares of the Equity Fund, 77.8% of the outstanding shares of the Mid-Cap Fund, 60.6% of the outstanding shares of the Bond Fund and 41.1% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of June 30, 2007, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 14.7% of the outstanding shares of the Equity Fund, 15.4% of the outstanding shares of the Mid-Cap Fund, 13.7% of the outstanding shares of the Bond Fund and 23.8% of the outstanding shares of the Alabama Tax Free Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2007:

                       THE GOVERNMENT STREET EQUITY FUND

                                            One Year   Five Years   Ten Years
                                            --------   ----------   ---------
Return Before Taxes                           7.04%       5.01%       7.02%
Return After Taxes on Distributions           4.63%       4.39%       6.44%
Return After Taxes on Distributions
     and Sale of Fund Shares                  7.38%       4.24%       6.01%

                         THE GOVERNMENT STREET BOND FUND

                                            One Year   Five Years   Ten Years
                                            --------   ----------   ---------
Return Before Taxes                           5.56%       3.97%      5.22%
Return After Taxes on Distributions           3.86%       2.21%      3.09%
Return After Taxes on Distributions
     and Sale of Fund Shares                  3.59%       2.35%      3.15%

                         THE ALABAMA TAX FREE BOND FUND

                                            One Year   Five Years   Ten Years
                                            --------   ----------   ---------
Return Before Taxes                           3.38%       3.40%      4.06%
Return After Taxes on Distributions           3.38%       3.40%      4.06%
Return After Taxes on Distributions
     and Sale of Fund Shares                  3.41%       3.41%      4.04%

                       THE GOVERNMENT STREET MID-CAP FUND

                                                           Since Inception
                                            One Year     (November 17, 2003)
                                            --------     -------------------
Return Before Taxes                           3.83%            12.24%
Return After Taxes on Distributions           2.59%            11.52%
Return After Taxes on Distributions
     and Sale of Fund Shares                  4.06%            10.40%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1) - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2007 were 1.01%, 0.50%, 4.59% and 3.37%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2007, based on the highest marginal combined federal and Alabama income tax rate, was 5.46%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Services, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2007, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

--------------------------------------------------------------------------------

                          T. LEAVELL & ASSOCIATES, INC.
                        IA POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------

                                  PROXY VOTING
--------------------------------------------------------------------------------

POLICY
------

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follows are effective August 1, 2003 and supersede all previous policies.

GENERAL POLICY
--------------

This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

BACKGROUND
----------

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 275.206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY
--------------

Portfolio managers have the responsibility of determining how proxies will be voted. Thomas W. Leavell is the firm's designated Proxy Manager and will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed portfolio manager.

PROCEDURE
---------

PROXY VOTING POLICY REGARDING:

Routine Proposals:
-----------------

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

o     Approval of Auditors
o     Changes of Date and Place of Annual Meeting
o     Election of Directors
o     Changes in Company Name
o     Indemnification Provision for Directors
o     Stock Splits
o     Share Repurchases

Non-Routine Proposals
---------------------

Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

o     Mergers and Acquisitions
o     Issuance of Securities to Meet Ongoing Corporate Capital Needs
o     Restructuring
o     Re-incorporation
o     Increase in number of Directors
o     Stock Option Plans
o     Management Compensation
o     "Golden Parachutes"
o     Board Structure (Inside vs. Outside Directors)
o     Cumulative Voting
o     "Poison Pills"
o     Director Stock Ownership Requirements
o     Incentive Plans
o     Tender Offers
o     Debt Restructuring
o     Director Tenure
o     Stock Option Repricing
o     Stock Option Expensing
o     Retirement Plans
o     Social Issues

Conflicts of Interest
---------------------

TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of TLA at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records
--------------------

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

      1. Proxy voting records will be maintained electronically by TLA for five years subsequent to the activity.

      2. Proxy records may be obtained by any client of TLA by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed through the e-mail address: tleavell@tleavell.com.

             =====================================================


                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS



                                  ANNUAL REPORT
                                 MARCH 31, 2007




             =====================================================




                          T. LEAVELL & ASSOCIATES, INC.
                   -----------------------------------------
                       I N V E S T M E N T  A D V I S E R
                   -----------------------------------------
                                  Founded 1979



             =====================================================


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND




             =====================================================

LETTER FROM THE PRESIDENT                                            MAY 9, 2007
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2007.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     The Government Street Equity Fund had a positive return of 7.04% for the fiscal year ended March 31, 2007. While a positive return is always welcomed, on a relative basis it trailed the S&P 500 Index, which achieved an 11.83% result. The relative result is explained entirely by sluggish performance in the first half of the fiscal year. The second half of the year has shown significant progress in recovering the relative shortfall and your Fund's fourth quarter results of 1.72% easily outdistanced the S&P 500 Index return of 0.64%.

     During the first half of the fiscal year (April 1, 2006 - September 30, 2006) there were some significant underperformers in the portfolio. Home Depot (a 2.06% holding as of the semi-annual date of September 30, 2006) was down -14.90% as it experienced negative results tied to a high profile management change and the forecasted decline in the housing industry. Cardinal Health (a 2.02% holding at mid-year) was down -11.55% as a result of negative comments attributable to Government sponsored drug distribution programs such as provided by Cardinal. United Health Group (a 3.19% holding at mid-year) was down -11.92% as the negative health care environment and the continuing disruption of its now retired CEO's highly unfavorable stock option grants continued to make financial headlines. Florida Rock (a 1.32% holding at mid-year) was down -30.67% primarily as a result of the forecasted housing industry slowdown. Each of these stocks has made recoveries in the second half of the year, (Home Depot +2.55%, Cardinal Health +11.37%, United Health Group +7.14% and Florida Rock +74.78%) but not enough to overcome the damage done in the first six months. However, these are high quality companies that are expected to recover and thrive in the future.

     During the year a number of exchange traded funds (ETFs) have been added to your portfolio. These investment companies, traded like stocks, provide broad holdings of securities within well defined economic and investment sectors. ETF investments were discussed in last year's Annual Report. The decision to invest in ETFs has been implemented to take advantage of the tax and diversification attributes of ETFs. By investing in ETFs, we are supplementing economic sectors in the portfolio and exposing the Fund to broad based International investments in the process. The end result should be greater risk control through broader diversification and improved returns through broader exposure outside domestic markets. This approach represents a widely accepted philosophy within the category of investments which includes our Fund. We believe that the final quarterly results, cited earlier, are a direct result of this effort. We
anticipate  a  future   overall   commitment  to
this type of investment of approximately 20% of the Fund's assets. We will report the performance of this area of investments in future news letters.

     The 10 largest holdings in the Fund at March 31, 2007 are:

            iShares MSCI EAFE Index Fund                 4.4%
            Bank of America Corporation                  3.7%
            Altria Group, Inc.                           3.3%
            UnitedHealth Group, Inc.                     3.0%
            US Bancorp                                   2.8%
            Wellpoint, Inc.                              2.6%
            American Express Company                     2.4%
            Florida Rock Industries, Inc.                2.3%
            Chevron Corporation                          2.2%
            Procter & Gamble Company (The)               2.2%

     In summary, your Fund is positioned for the future with a widely diversified portfolio of what we believe to be high quality investments. The economy remains strong and continues to provide a positive environment for investment. There is a tremendous level of liquidity in capital markets that should continue to provide demand for equity investments. We look forward to informing you of progress in your investment.

     As of March 31, 2007, the Fund's net assets were $87,756,501; net asset value per share was $48.37; the ratio of expenses to average net assets was 0.84%. Portfolio turnover rate was 15%. Income dividends of $0.475 were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

     The Government Street Mid-Cap Fund completed its third full fiscal year on March 31, 2007. The Fund produced a one year total return of 3.83% versus the benchmark S&P 400 return of 8.44%. This relative underperformance was the result of several sector weight deviations from the benchmark. The largest discrepancies between the Fund and the benchmark were in the consumer sector. The largest negative contributors to performance came from the Fund being overweight in the health care and energy sectors which both underperformed the index. Through the course of the last fiscal year, some of these gaps have been closed, and we continue to reduce some of the differences within the individual sectors. While the Fund does not want to exactly match the sector weights of the index, we do not think it is appropriate for this Fund to make large "sector bets" and will continue to monitor the allocations closely.

     The longer term total return performance was more satisfactory as the Fund produced an annualized total return of 11.36% for the 3 year period while the S&P 400 returned 13.36% and the S&P 500 returned 10.06%. Some of the top performers in the Fund over that time period included Valero Energy, Martin Marietta and Albemarle which were up 482%, 212% and 196%, respectively.

     Mid-cap stocks have outperformed large-cap stocks in 6 out of the last 7 calendar years and so far in 2007 that trend is continuing. In fact, over the past 15 years mid-cap stocks have outperformed large-cap stocks by an average of more than 3% per year. While it will be difficult to continue this period of near-term outperformance, mid-cap stocks should continue to perform favorably on a relative basis with both small and large capitalization companies. Mid-cap stocks are large enough to have established themselves as being worthy of investment while at the same time being small enough to generate impressive earnings growth rates.

     Currently the Government  Street  Mid-Cap Fund is underweight  the consumer discretionary and financial sectors compared to the S&P 400. The Fund is currently overweight the health care sector compared to the S&P 400. For the first quarter of 2007 the best performing sectors in the mid-cap space were materials and consumer staples while the worst performing sectors were financials and telecommunications. For the year ended March 31, 2007, value stocks outperformed growth stocks in the S&P 400 by over 5%.

     The market continues to show strength, although with greater volatility, even as the economy faces pressure from the sagging housing sector, increasing energy prices and inflated budget deficits. So far relatively low interest rates, low unemployment and global liquidity have been able to limit the impact of these concerns on the domestic financial markets.

     Regardless of the upcoming market environment we believe your Fund is positioned well with its broad diversification and high quality constituents. The Fund is expected to move in the direction of the overall market and should give good relative returns over time.

     As of March 31, 2007 the net assets of the Fund were $33,960,853 and the net asset value per share was $13.13. The turnover rate for the previous 12 months was 11% and the total number of common stock holdings is 144. The net expense ratio for the Fund is 1.10% of assets.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     Federal Reserve policy remained steady during the year as the Federal Funds rate was maintained at the 5.25% level. Federal Reserve chairman Ben Bernanke noted that policy is still aimed at combating inflation even in the face of heightened uncertainty about economic growth. Recent Fed comments have not hinted at the possibility of any rate cuts. Bond prices were volatile during the year, bouncing back and forth depending upon the latest economic data and Fed pronouncements. The yield on the U. S. Treasury 2-year note declined during the year from 4.86% to 4.57% on March 31st. The yield on the 10-year note declined, from 5.03% to 4.64%. The result of these changes was a slightly more normal shaped yield curve with longer term rates slightly higher than shorter term rates. However, it should be noted that shorter term T-Bill rates remain higher than those on both the two and ten year notes. The future direction of rates remains dependent upon the outlook for inflation and the resulting actions taken by the Federal Reserve Board. Inflationary pressures will continue to be the

Fed's main concern. It is also our main concern which is reflective in our defensive structure of The Government Street Bond Fund.

     The Government Street Bond Fund had a total return of 5.56% for the fiscal year ended March 31, 2007. The performance was achieved with 59% of the securities rated AAA and the average maturity of the Fund being 2.96 years. Most fixed income sectors have seen increased volatility due to the sub prime mortgage environment, and money continues to flow into both U.S. and
International markets. During the year we reduced the portfolio's corporate exposure from 46% to 39%. We increased the percentage of the agency sector to 32%. Currently, the portfolio is overweighted in the agency sector relative to the Lehman Intermediate Government/Credit Bond Index. Agency credit worthiness has been enhanced as the Congress continues to pursue more regulation. A slowdown in housing sector has been occurring which has contained the supply of agency paper reducing volatility. The Lehman Intermediate Government/Credit Bond Index, which has an average maturity of 4.47 years, had a total return of 6.14% for the year ended March 31, 2007.

     Looking back over a 20 year period, the longest time the Fed went from tightening interest rates to easing interest rates was 18 months. The Fed has not changed the lending rate for the past 11 months. It will take consecutive months of economic data in one direction or another for the Fed to start changing rates in either direction. The Government Street Bond Fund will remain relatively short and should be positioned to provide solid performance if and when the Fed does begin to cut rates.

     As of March 31, 2007, the net assets of the Fund were $29,741,124. Net asset value per share was $19.82. Portfolio turnover rate was 26%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Alabama Tax Free Bond Fund maintained its defensive portfolio strategy during the past year with an average duration at the short end of the targeted range. With a yield curve that has been flat to inverted for much of the past year, there has been little incentive to extend maturities in the Fund. Although such an environment has led to relative underperformance of the Fund when compared to intermediate-term indices, the portfolio is well positioned to take advantage of a more normally shaped yield curve.

     For the fiscal year ended March 31, 2007, the Fund had a return of 3.38% compared to a return of 4.29% for the Lehman 5-year Municipal Bond Index and 4.55% for the Lipper Intermediate Term Municipal Fund Index. The Alabama Tax Free Bond Fund has a shorter average maturity and holds higher rated securities on average than those funds which comprise the Lipper Intermediate Term Municipal Fund Index. As of March 31, 2007, the average maturity of the Fund was
4.7 years compared to 4.6 years a year ago. All of the bonds held in the Fund are rated in the two highest categories of AAA and AA.

     The Fund's manager remains committed to the primary objectives of the Fund of preserving value and generating income that is exempt from both Federal and Alabama state income taxes. The duration and average maturity of the Fund will be adjusted in a manner consistent with these stated objectives. Investors can expect the quality of the bonds in the Fund to be maintained at consistently above average levels.

     The net assets of the Fund as of March 31, 2007 were $25,968,433 and the net asset value per share was $10.39. The ratio of net investment income to average net assets during the fiscal year was 3.44%. Portfolio turnover rate was 15%.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

         Very truly yours,

         /s/ Thomas W. Leavell

         Thomas W. Leavell
         President
         T. Leavell & Associates, Inc.
         The Government Street Funds

* The returns noted for individual stocks represent the internal rate of return earned by the Fund on the holding using the discounted cash flow method.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.tleavell.com.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                        THE GOVERNMENT STREET EQUITY FUND

          Comparison of the Change in Value of a $10,000 Investment in The Goverment Street Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

            STANDARD & POOR'S 500 INDEX    GOVERNMENT STREET EQUITY FUND
            ---------------------------    -----------------------------

                  DATE         VALUE              DATE        VALUE
                  ----         -----              ----        -----
                03/31/97      $10,000           03/31/97     $10,000
                06/30/97       11,746           06/30/97      11,658
                09/30/97       12,626           09/30/97      12,375
                12/31/97       12,988           12/31/97      12,584
                03/31/98       14,800           03/31/98      13,931
                06/30/98       15,289           06/30/98      14,158
                09/30/98       13,768           09/30/98      12,877
                12/31/98       16,700           12/31/98      15,571
                03/31/99       17,532           03/31/99      15,994
                06/30/99       18,768           06/30/99      17,225
                09/30/99       17,596           09/30/99      16,094
                12/31/99       20,214           12/31/99      18,328
                03/31/00       20,678           03/31/00      19,182
                06/30/00       20,128           06/30/00      18,810
                09/30/00       19,933           09/30/00      18,739
                12/31/00       18,374           12/31/00      17,626
                03/31/01       16,195           03/31/01      15,229
                06/30/01       17,143           06/30/01      15,865
                09/30/01       14,627           09/30/01      13,786
                12/31/01       16,190           12/31/01      15,333
                03/31/02       16,234           03/31/02      15,439
                06/30/02       14,059           06/30/02      13,406
                09/30/02       11,630           09/30/02      11,274
                12/31/02       12,612           12/31/02      12,066
                03/31/03       12,215           03/31/03      11,661
                06/30/03       14,095           06/30/03      13,401
                09/30/03       14,468           09/30/03      13,813
                12/31/03       16,229           12/31/03      15,458
                03/31/04       16,504           03/31/04      15,870
                06/30/04       16,788           06/30/04      16,000
                09/30/04       16,475           09/30/04      15,443
                12/31/04       17,996           12/31/04      16,893
                03/31/05       17,609           03/31/05      16,390
                06/30/05       17,850           06/30/05      16,614
                09/30/05       18,493           09/30/05      17,362
                12/31/05       18,879           12/31/05      17,738
                03/31/06       19,674           03/31/06      18,420
                06/30/06       19,390           06/30/06      18,049
                09/30/06       20,489           09/30/06      18,233
                12/31/06       21,861           12/31/06      19,383
                03/31/07       22,001           03/31/07      19,717

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                       (for periods ended March 31, 2007)

                                        1 YEAR       5 YEARS     10 YEARS
The Government Street Equity Fund        7.04%        5.01%        7.02%
Standard & Poor's 500 Index             11.83%        6.27%        8.20%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index

                               [GRAPHIC OMITTED]

 STANDARD & POOR'S MIDCAP 400 INDEX    THE GOVERNMENT STREET MID-CAP FUND
 ----------------------------------    ----------------------------------

          DATE         VALUE                  DATE          VALUE
          ----         -----                  ----          -----
        11/17/03    $  10,000               11/17/03     $  10,000
        12/31/03       10,435               12/31/03        10,218
        03/31/04       10,963               03/31/04        10,683
        06/30/04       11,069               06/30/04        10,808
        09/30/04       10,837               09/30/04        10,652
        12/31/04       12,155               12/31/04        11,602
        03/31/05       12,106               03/31/05        11,696
        06/30/05       12,623               06/30/05        12,223
        09/30/05       13,239               09/30/05        12,855
        12/31/05       13,682               12/31/05        13,226
        03/31/06       14,725               03/31/06        14,211
        06/30/06       14,262               06/30/06        13,628
        09/30/06       14,108               09/30/06        13,352
        12/31/06       15,094               12/31/06        13,967
        03/31/07       15,969               03/31/07        14,755

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                               1 YEAR       SINCE INCEPTION*
The Government Street Mid-Cap Fund              3.83%            12.24%
Standard & Poor's MidCap 400 Index              8.44%            14.90%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Intermediate Government/Credit Bond Index and the
                           90-Day Treasury Bill Index

                               [GRAPHIC OMITTED]

LEHMAN INTERMEDIATE GOVERNMENT
     /CREDIT BOND INDEX           THE GOVERNMENT STREET BOND FUND   90-DAY TREASURY BILL INDEX
------------------------------    -------------------------------   --------------------------

      DATE         VALUE               DATE           VALUE            DATE         VALUE
      ----         -----               ----           -----            ----         -----
    03/31/97    $  10,000             03/31/97     $  10,000         03/31/97    $  10,000
    06/30/97       10,295             06/30/97        10,290         06/30/97       10,136
    09/30/97       10,573             09/30/97        10,574         09/30/97       10,272
    12/31/97       10,799             12/31/97        10,794         12/31/97       10,401
    03/31/98       10,968             03/31/98        10,961         03/31/98       10,536
    06/30/98       11,174             06/30/98        11,167         06/30/98       10,672
    09/30/98       11,676             09/30/98        11,588         09/30/98       10,823
    12/31/98       11,709             12/31/98        11,596         12/31/98       10,945
    03/31/99       11,687             03/31/99        11,551         03/31/99       11,061
    06/30/99       11,640             06/30/99        11,407         06/30/99       11,193
    09/30/99       11,748             09/30/99        11,484         09/30/99       11,335
    12/31/99       11,753             12/31/99        11,478         12/31/99       11,476
    03/31/00       11,930             03/31/00        11,628         03/31/00       11,636
    06/30/00       12,131             06/30/00        11,819         06/30/00       11,812
    09/30/00       12,481             09/30/00        12,184         09/30/00       11,990
    12/31/00       12,943             12/31/00        12,655         12/31/00       12,185
    03/31/01       13,383             03/31/01        13,053         03/31/01       12,368
    06/30/01       13,472             06/30/01        13,124         06/30/01       12,507
    09/30/01       14,093             09/30/01        13,687         09/30/01       12,643
    12/31/01       14,106             12/31/01        13,679         12/31/01       12,723
    03/31/02       14,074             03/31/02        13,689         03/31/02       12,778
    06/30/02       14,573             06/30/02        14,103         06/30/02       12,833
    09/30/02       15,233             09/30/02        14,613         09/30/02       12,888
    12/31/02       15,490             12/31/02        14,818         12/31/02       12,938
    03/31/03       15,723             03/31/03        14,971         03/31/03       12,977
    06/30/03       16,150             06/30/03        15,236         06/30/03       13,009
    09/30/03       16,147             09/30/03        15,214         09/30/03       13,041
    12/31/03       16,157             12/31/03        15,258         12/31/03       13,072
    03/31/04       16,556             03/31/04        15,471         03/31/04       13,102
    06/30/04       16,138             06/30/04        15,218         06/30/04       13,139
    09/30/04       16,574             09/30/04        15,468         09/30/04       13,190
    12/31/04       16,645             12/31/04        15,531         12/31/04       13,257
    03/31/05       16,499             03/31/05        15,477         03/31/05       13,342
    06/30/05       16,909             06/30/05        15,689         06/30/05       13,438
    09/30/05       16,820             09/30/05        15,670         09/30/05       13,550
    12/31/05       16,907             12/31/05        15,692         12/31/05       13,681
    03/31/06       16,842             03/31/06        15,756         03/31/06       13,832
    06/30/06       16,877             06/30/06        15,852         06/30/06       13,993
    09/30/06       17,417             09/30/06        16,218         09/30/06       14,161
    12/31/06       17,597             12/31/06        16,416         12/31/06       14,331
    03/31/07       17,876             03/31/07        16,632         03/31/07       14,506

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                        1 YEAR        5 YEARS    10 YEARS
The Government Street Bond Fund          5.56%         3.97%       5.22%
Lehman Intermediate Government/
  Credit Bond Index                      6.14%         4.90%       5.98%
90-Day Treasury Bill Index               4.88%         2.57%       3.79%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
   Free Bond Fund, the Lehman 7-Year Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermidiate Municipal Fund Index

                               [GRAPHIC OMITTED]

LEHMAN 3-YEAR MUNICIPAL       THE ALABAMA TAX FREE      LEHMAN 7-YEAR MUNICIPAL       LIPPER INTERMEDIATE
      BOND INDEX                    BOND FUND                 BOND INDEX             MUNICIPAL FUND INDEX
-----------------------     -----------------------     -----------------------     -----------------------

  DATE         VALUE          DATE          VALUE         DATE         VALUE          DATE          VALUE
  ----         -----          ----          -----         ----         -----          ----          -----
03/31/97    $  10,000       03/31/97    $   10,000      03/31/97    $  10,000       03/31/97    $   10,000
06/30/97       10,185       06/30/97        10,245      06/30/97       10,278       06/30/97        10,264
09/30/97       10,359       09/30/97        10,454      09/30/97       10,552       09/30/97        10,516
12/31/97       10,506       12/31/97        10,665      12/31/97       10,784       12/31/97        10,743
03/31/98       10,614       03/31/98        10,744      03/31/98       10,908       03/31/98        10,846
06/30/98       10,734       06/30/98        10,868      06/30/98       11,030       06/30/98        10,978
09/30/98       10,947       09/30/98        11,149      09/30/98       11,398       09/30/98        11,282
12/31/98       11,053       12/31/98        11,212      12/31/98       11,470       12/31/98        11,346
03/31/99       11,176       03/31/99        11,253      03/31/99       11,561       03/31/99        11,410
06/30/99       11,127       06/30/99        11,069      06/30/99       11,371       06/30/99        11,219
09/30/99       11,238       09/30/99        11,102      09/30/99       11,462       09/30/99        11,226
12/31/99       11,271       12/31/99        11,102      12/31/99       11,452       12/31/99        11,191
03/31/00       11,384       03/31/00        11,292      03/31/00       11,624       03/31/00        11,388
06/30/00       11,543       06/30/00        11,428      06/30/00       11,817       06/30/00        11,526
09/30/00       11,728       09/30/00        11,644      09/30/00       12,083       09/30/00        11,767
12/31/00       11,974       12/31/00        12,011      12/31/00       12,491       12/31/00        12,161
03/31/01       12,287       03/31/01        12,275      03/31/01       12,812       03/31/01        12,436
06/30/01       12,436       06/30/01        12,332      06/30/01       12,905       06/30/01        12,528
09/30/01       12,731       09/30/01        12,613      09/30/01       13,260       09/30/01        12,852
12/31/01       12,761       12/31/01        12,535      12/31/01       13,137       12/31/01        12,744
03/31/02       12,826       03/31/02        12,595      03/31/02       13,261       03/31/02        12,836
06/30/02       13,203       06/30/02        13,022      06/30/02       13,826       06/30/02        13,291
09/30/02       13,497       09/30/02        13,527      09/30/02       14,429       09/30/02        13,805
12/31/02       13,620       12/31/02        13,591      12/31/02       14,448       12/31/02        13,808
03/31/03       13,734       03/31/03        13,686      03/31/03       14,644       03/31/03        13,944
06/30/03       13,855       06/30/03        13,954      06/30/03       15,034       06/30/03        14,251
09/30/03       14,008       09/30/03        13,980      09/30/03       15,124       09/30/03        14,280
12/31/03       13,984       12/31/03        14,030      12/31/03       15,256       12/31/03        14,410
03/31/04       14,114       03/31/04        14,152      03/31/04       15,486       03/31/04        14,577
06/30/04       13,980       06/30/04        13,900      06/30/04       15,122       06/30/04        14,289
09/30/04       14,245       09/30/04        14,209      09/30/04       15,632       09/30/04        14,716
12/31/04       14,273       12/31/04        14,258      12/31/04       15,762       12/31/04        14,820
03/31/05       14,165       03/31/05        14,143      03/31/05       15,602       03/31/05        14,711
06/30/05       14,336       06/30/05        14,350      06/30/05       16,015       06/30/05        15,063
09/30/05       14,356       09/30/05        14,341      09/30/05       15,949       09/30/05        15,034
12/31/05       14,397       12/31/05        14,391      12/31/05       16,032       12/31/05        15,119
03/31/06       14,414       03/31/06        14,398      03/31/06       16,012       03/31/06        15,134
06/30/06       14,463       06/30/06        14,438      06/30/06       16,039       06/30/06        15,140
09/30/06       14,742       09/30/06        14,689      09/30/06       16,556       09/30/06        15,588
12/31/06       14,835       12/31/06        14,773      12/31/06       16,671       12/31/06        15,703
03/31/07       14,980       03/31/07        14,884      03/31/07       16,822       03/31/07        15,822

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                          1 YEAR        5 YEARS    10 YEARS
The Alabama Tax Free Bond Fund             3.38%         3.40%       4.06%
Lehman 7-Year Municipal Bond Index         5.06%         4.87%       5.34%
Lehman 3-Year Municipal Bond Index         3.92%         3.15%       4.12%
Lipper Intermediate Municipal Fund Index   4.55%         4.27%       4.69%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (% OF NET ASSETS)

                               [GRAPHIC OMITTED]

                                      The Government Street    S&P 500
                                           Equity Fund          Index
                                     -------------------------------------
Consumer Discretionary                          8.7%            10.5%
Consumer Staples                                7.8%             9.6%
Energy                                         12.7%            10.1%
Financials                                     18.6%            21.6%
Health Care                                    13.0%            11.9%
Industrials                                    13.3%            10.9%
Information Technology                         10.9%            14.9%
Materials                                       4.6%             3.1%
Telecommunications Services                     0.3%             3.7%
Utilities                                       1.8%             3.7%
Exchange-Traded Funds                           8.0%             0.0%
Cash Equivalents                                0.3%             0.0%

TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     iShares MSCI EAFE Index Fund                     4.4%
     Bank of America Corporation                      3.7%
     Altria Group, Inc.                               3.3%
     UnitedHealth Group, Inc.                         3.0%
     U.S. Bancorp                                     2.8%
     Wellpoint, Inc.                                  2.6%
     American Express Company                         2.4%
     Florida Rock Industries, Inc.                    2.3%
     Chevron Corporation                              2.2%
     Procter & Gamble Company (The)                   2.2%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX (% OF NET ASSETS)

                               [GRAPHIC OMITTED]

                                      The Government Street   S&P MidCap
                                          Mid-Cap Fund         400 Index
                                    ------------------------------------------
Consumer Discretionary                         10.3%            14.9%
Consumer Staples                                2.2%             2.5%
Energy                                          5.9%             8.1%
Financials                                     16.0%            16.9%
Health Care                                    11.9%            11.1%
Industrials                                    14.7%            15.6%
Information Technology                         15.3%            15.8%
Materials                                       6.2%             6.2%
Telecommunications Services                     0.2%             0.8%
Utilities                                       7.5%             8.1%
Cash Equivalents                                9.8%             0.0%

TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     Gilead Sciences, Inc.                            1.7%
     Covance, Inc.                                    1.4%
     Coventry Health Care, Inc.                       1.4%
     Martin Marietta Materials, Inc.                  1.2%
     Harrah's Entertainment, Inc.                     1.1%
     Compass Bancshares, Inc.                         1.1%
     Trinity Industries, Inc.                         1.1%
     Valero Energy Corporation                        1.1%
     Albemarle Corporation                            1.1%
     Alliant Energy Corporation                       1.1%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN INTERNEDIATE
GOVERNMENT/CREDIT BOND INDEX (% OF PORTFOLIO)

                               [GRAPHIC OMITTED]

                                                            Lehman Government/
                                  The Government Street   Corporate Intermediate
                                        Bond Fund               Bond Index
                                 -----------------------------------------------
U.S. Treasury Obligations                   2.4%                   40.5%
U.S. Agency Obligations                    23.4%                   21.7%
Corporate Bonds                            45.8%                   37.8%
Mortgage-Backed Securities                 23.6%                    0.0%
Cash Equivalents                            4.8%                    0.0%


                            DISTRIBUTION BY MATURITY
                 -----------------------------------------------
                        Maturity              % Holdings
                        --------              ----------
                        Under 1 year              32.6%
                        1-3 Years                  8.7%
                        3-5 Years                 25.6%
                        5-7 Years                 10.0%
                        7-10 Years                 0.6%
                        Over 10 Years             22.5%

                             DISTRIBUTION BY RATING
                -----------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        AAA                      59.2%
                        A+                        8.8%
                        A                        28.4%
                        BBB-                      3.6%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)

                               [GRAPHIC OMITTED]

                         Revenue Bonds - 28.8%
                         Pre-Refunded & Escrowed Bonds - 16.1%
                         General Obligation Bonds - 52.0%
                         Cash Equivalents - 3.1%

                             DISTRIBUTION BY RATING
               -------------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        AAA                     61.6%
                        AA                      38.4%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
=====================================================================================================
                                               GOVERNMENT    GOVERNMENT    GOVERNMENT      ALABAMA
                                                 STREET        STREET        STREET       TAX FREE
                                                 EQUITY        MID-CAP        BOND          BOND
                                                  FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ......................   $45,315,831   $25,525,920   $30,190,393   $25,375,247
                                               ===========   ===========   ===========   ===========
  At value (Note 1) ........................   $88,345,336   $33,994,718   $29,876,140   $25,709,817
Dividends and interest receivable ..........        91,012        19,819       287,571       297,563
Receivable for capital shares sold .........         6,155        54,781            --            --
Other assets ...............................         6,821         5,289         5,217         4,718
                                               -----------   -----------   -----------   -----------
  TOTAL ASSETS .............................    88,449,324    34,074,607    30,168,928    26,012,098
                                               -----------   -----------   -----------   -----------

LIABILITIES
Distributions payable ......................        83,164         5,244         5,986        24,044
Payable for capital shares redeemed ........       547,202        84,106       404,824         4,801
Accrued investment advisory fees (Note 3) ..        44,592        15,979        10,019         7,220
Accrued administration fees (Note 3) .......         9,000         4,100         1,900         3,300
Accrued compliance fees (Note 3) ...........           750           550           550           500
Other accrued expenses .....................         8,115         3,775         4,525         3,800
                                               -----------   -----------   -----------   -----------
  TOTAL LIABILITIES ........................       692,823       113,754       427,804        43,665
                                               -----------   -----------   -----------   -----------

NET ASSETS .................................   $87,756,501   $33,960,853   $29,741,124   $25,968,433
                                               ===========   ===========   ===========   ===========
Net assets consist of:
Paid-in capital ............................   $44,719,448   $25,435,005   $32,995,442   $25,689,876
Accumulated undistributed (overdistributed)
  net investment income ....................         7,415        56,792       (71,879)       12,778
Accumulated net realized gains (losses)
  from security transactions ...............           133           258    (2,868,186)      (68,791)
Net unrealized appreciation (depreciation)
  on investments ...........................    43,029,505     8,468,798      (314,253)      334,570
                                               -----------   -----------   -----------   -----------
Net assets .................................   $87,756,501   $33,960,853   $29,741,124   $25,968,433
                                               ===========   ===========   ===========   ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ............................     1,814,429     2,585,769     1,500,346     2,500,143
                                               ===========   ===========   ===========   ===========

Net asset value, offering price and
  redemption price per share (Note 1) ......   $     48.37   $     13.13   $     19.82   $     10.39
                                               ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007
==============================================================================================
                                            GOVERNMENT   GOVERNMENT   GOVERNMENT     ALABAMA
                                              STREET       STREET       STREET      TAX FREE
                                              EQUITY       MID-CAP       BOND         BOND
                                               FUND         FUND         FUND         FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .............................   $    64,799   $   73,648   $1,612,067   $  990,889
  Dividends ............................     1,578,534      380,927           59       54,544
                                           -----------   ----------   ----------   ----------
    TOTAL INVESTMENT INCOME ............     1,643,333      454,575    1,612,126    1,045,433
                                           -----------   ----------   ----------   ----------

EXPENSES
  Investment advisory fees (Note 3) ....       549,698      249,844      154,744       89,544
  Administration fees (Note 3) .........       110,366       48,785       23,147       38,276
  Professional fees ....................        18,464       16,164       17,264       15,064
  Trustees' fees and expenses ..........        12,513       12,513       12,513       12,513
  Custodian fees .......................        18,256        8,478       11,869        5,147
  Compliance fees  (Note 3) ............         9,243        5,522        5,824        5,013
  Postage and supplies .................         7,798        5,042        5,721        4,895
  Pricing costs ........................         2,352        4,530        5,894        9,950
  Registration fees ....................         5,858        3,923        3,356        2,898
  Account maintenance fees .............         6,603        5,840        2,220        1,093
  Insurance expense ....................         7,148        2,953        2,879        2,207
  Printing of shareholder reports ......         5,312        2,391        2,400        2,053
  Other expenses .......................        14,057        5,773        6,161        5,311
                                           -----------   ----------   ----------   ----------
    TOTAL EXPENSES .....................       767,668      371,758      253,992      193,964
  Fees waived by the Adviser (Note 3) ..            --       (5,320)     (34,257)     (27,666)
                                           -----------   ----------   ----------   ----------
    NET EXPENSES .......................       767,668      366,438      219,735      166,298
                                           -----------   ----------   ----------   ----------

NET INVESTMENT INCOME ..................       875,665       88,137    1,392,391      879,135
                                           -----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions ..............     8,725,441    1,827,568     (398,481)      20,874
  Net change in unrealized appreciation/
    depreciation on investments ........    (3,740,630)    (804,624)     672,643      (44,862)
                                           -----------   ----------   ----------   ----------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ........     4,984,811    1,022,944      274,162      (23,988)
                                           -----------   ----------   ----------   ----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ......................   $ 5,860,476   $1,111,081   $1,666,553   $  855,147
                                           ===========   ==========   ==========   ==========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                    GOVERNMENT STREET            GOVERNMENT STREET
                                                       EQUITY FUND                  MID-CAP FUND
                                               ---------------------------------------------------------
                                                   YEAR           YEAR          YEAR           YEAR
                                                   ENDED          ENDED         ENDED          ENDED
                                                 MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                   2007           2006          2007           2006
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ....................   $    875,665   $  1,280,429   $    88,137   $    145,958
  Net realized gains from
    security transactions ..................      8,725,441      7,070,087     1,827,568      1,116,759
  Net change in unrealized appreciation/
    depreciation on investments ............     (3,740,630)     7,628,352      (804,624)     6,448,351
                                               ------------   ------------   -----------   ------------
Net increase in net assets from operations..      5,860,476     15,978,868     1,111,081      7,711,068
                                               ------------   ------------   -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............       (871,818)    (1,289,147)     (123,370)       (64,987)
  From realized capital gains
    on security transactions ...............    (13,025,536)            --    (2,640,776)            --
                                               ------------   ------------   -----------   ------------
Net decrease in net assets from
  distributions to shareholders ............    (13,897,354)    (1,289,147)   (2,764,146)       (64,987)
                                               ------------   ------------   -----------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ................      4,965,258      7,008,051     2,730,131     10,696,669
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ........................     13,483,748      1,259,283     2,748,844         62,706
  Payments for shares redeemed .............    (29,898,475)   (48,635,746)   (7,483,807)   (12,812,121)
                                               ------------   ------------   -----------   ------------
Net decrease in net assets from
  capital share transactions ...............    (11,449,469)   (40,368,412)   (2,004,832)    (2,052,746)
                                               ------------   ------------   -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................    (19,486,347)   (25,678,691)   (3,657,897)     5,593,335

NET ASSETS
  Beginning of year ........................    107,242,848    132,921,539    37,618,750     32,025,415
                                               ------------   ------------   -----------   ------------
  End of year ..............................   $ 87,756,501   $107,242,848   $33,960,853   $ 37,618,750
                                               ============   ============   ===========   ============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ....................   $      7,415   $      3,568   $    56,792   $     92,025
                                               ============   ============   ===========   ============

Capital share activity
  Sold .....................................        101,372        142,558       209,562        869,617
  Reinvested ...............................        275,696         25,262       209,747          4,914
  Redeemed .................................       (608,524)      (943,681)     (577,999)      (963,680)
                                               ------------   ------------   -----------   ------------
  Net decrease in shares outstanding .......       (231,456)      (775,861)     (158,690)       (89,149)
  Shares outstanding, beginning of year ....      2,045,885      2,821,746     2,744,459      2,833,608
                                               ------------   ------------   -----------   ------------
  Shares outstanding, end of year ..........      1,814,429      2,045,885     2,585,769      2,744,459
                                               ============   ============   ===========   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                    GOVERNMENT STREET           ALABAMA TAX FREE
                                                        BOND FUND                  BOND FUND
                                              ---------------------------------------------------------
                                                  YEAR           YEAR          YEAR           YEAR
                                                  ENDED          ENDED         ENDED          ENDED
                                                MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                  2007           2006          2007           2006
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $  1,392,391   $  2,189,049   $   879,135   $  1,041,473
  Net realized gains (losses) from
    security transactions .................       (398,481)        88,201        20,874         (1,406)
  Net change in unrealized appreciation/
    depreciation on investments ...........        672,643     (1,219,754)      (44,862)      (443,003)
                                              ------------   ------------   -----------   ------------
Net increase in net assets
  from operations .........................      1,666,553      1,057,496       855,147        597,064
                                              ------------   ------------   -----------   ------------

DISTRIBUTIONS TO SHAREHOLDER
  From and/or in excess of net
    investment income .....................     (1,429,567)    (2,795,083)     (876,155)    (1,031,750)
                                              ------------   ------------   -----------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      2,278,502      6,594,193     2,206,930      2,730,197
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      1,339,337      2,668,658       569,451        748,246
  Payments for shares redeemed ............    (10,348,383)   (31,209,270)   (2,968,731)   (11,386,673)
                                              ------------   ------------   -----------   ------------
Net decrease in net assets from
  capital share transactions ..............     (6,730,544)   (21,946,419)     (192,350)    (7,908,230)
                                              ------------   ------------   -----------   ------------

TOTAL DECREASE IN NET ASSETS ..............     (6,493,558)   (23,684,006)     (213,358)    (8,342,916)

NET ASSETS
  Beginning of year .......................     36,234,682     59,918,688    26,181,791     34,524,707
                                              ------------   ------------   -----------   ------------
  End of year .............................   $ 29,741,124   $ 36,234,682   $25,968,433   $ 26,181,791
                                              ============   ============   ===========   ============

ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .......................   $    (71,879)  $   (703,627)  $    12,778   $     10,659
                                              ============   ============   ===========   ============

Capital share activity
  Sold ....................................        115,201        326,991       212,370        259,561
  Reinvested ..............................         67,923        133,172        54,790         71,117
  Redeemed ................................       (525,317)    (1,570,726)     (285,665)    (1,085,020)
                                              ------------   ------------   -----------   ------------
  Net decrease in shares outstanding ......       (342,193)    (1,110,563)      (18,505)      (754,342)
  Shares outstanding, beginning of year ...      1,842,539      2,953,102     2,518,648      3,272,990
                                              ------------   ------------   -----------   ------------
  Shares outstanding, end of year .........      1,500,346      1,842,539     2,500,143      2,518,648
                                              ============   ============   ===========   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=================================================================================================
                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=================================================================================================
                                                            YEARS ENDED MARCH 31,
                                              ---------------------------------------------------
                                               2007       2006       2005       2004      2003
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 52.42   $  47.11   $  46.10   $  34.13   $ 45.55
                                              -------   --------   --------   --------   -------

Income (loss) from investment operations:
  Net investment income ...................      0.48       0.50       0.50       0.32      0.28
  Net realized and unrealized
    gains (losses) on investments .........      2.90       5.31       1.01      11.97    (11.42)
                                              -------   --------   --------   --------   -------
Total from investment operations ..........      3.38       5.81       1.51      12.29    (11.14)
                                              -------   --------   --------   --------   -------

Less distributions:
  Dividends from net investment income ....     (0.48)     (0.50)     (0.50)     (0.32)    (0.28)
  Distributions from net realized gains ...     (6.95)        --         --         --        --
                                              -------   --------   --------   --------   -------
Total distributions .......................     (7.43)     (0.50)     (0.50)     (0.32)    (0.28)
                                              -------   --------   --------   --------   -------

Net asset value at end of year ............   $ 48.37   $  52.42   $  47.11   $  46.10   $ 34.13
                                              =======   ========   ========   ========   =======

Total return (a) ..........................      7.04%     12.39%      3.27%     36.09%   (24.47%)
                                              =======   ========   ========   ========   =======

Net assets at end of year (000's) .........   $87,757   $107,243   $132,922   $129,719   $87,837
                                              =======   ========   ========   ========   =======

Ratio of expenses to average net assets ...      0.84%      0.78%      0.76%      0.79%     0.81%

Ratio of net investment income
  to average net assets ...................      0.96%      0.95%      1.08%      0.77%     0.76%

Portfolio turnover rate ...................        15%        17%        13%        15%       12%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
=========================================================================================
        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================

                                                                                PERIOD
                                                  YEARS ENDED MARCH 31,          ENDED
                                                  --------------------         MARCH 31,
                                              2007        2006        2005      2004 (a)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period ...   $ 13.71     $ 11.30     $ 10.33    $ 10.00
                                             -------     -------     -------    -------

Income from investment operations:
  Net investment income ..................      0.04        0.05        0.01       0.01
  Net realized and unrealized
    gains on investments .................      0.45        2.38        0.97       0.68
                                             -------     -------     -------    -------
Total from investment operations .........      0.49        2.43        0.98       0.69
                                             -------     -------     -------    -------

Less distributions:
  Dividends from net investment income ...     (0.05)      (0.02)      (0.01)     (0.01)
  Distributions from net realized gains...     (1.02)         --       (0.00)(b)  (0.35)
                                             -------     -------     -------    -------
Total distributions ......................     (1.07)      (0.02)      (0.01)     (0.36)
                                             -------     -------     -------    -------

Net asset value at end of period .........   $ 13.13     $ 13.71     $ 11.30    $ 10.33
                                             =======     =======     =======    =======

Total return (c) .........................      3.83%      21.51%       9.47%      6.83%(d)
                                             =======     =======     =======    =======

Net assets at end of period (000's) ......   $33,961     $37,619     $32,025    $19,227
                                             =======     =======     =======    =======

Ratio of net expenses to
  average net assets (e) .................      1.10%       1.10%       1.10%      1.09%(f)

Ratio of net investment income
  to average net assets ..................      0.26%       0.37%       0.14%      0.11%(f)

Portfolio turnover rate ..................        11%         28%          6%       177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2007, 2006, 2005 and 2004, respectively (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                                          YEARS ENDED MARCH 31,
                                            -------------------------------------------------
                                              2007      2006        2005      2004      2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 19.67   $ 20.29     $ 21.24   $ 21.55   $ 20.75
                                            -------   -------     -------   -------   -------
Income (loss) from investment operations:
  Net investment income .................      0.81      0.77(a)     0.71      0.81      0.99
  Net realized and unrealized
    gains (losses) on investments .......      0.26     (0.41)      (0.71)    (0.11)     0.92
                                            -------   -------     -------   -------   -------
Total from investment operations ........      1.07      0.36        0.00      0.70      1.91
                                            -------   -------     -------   -------   -------
Dividends from and/or in excess of
  net investment income .................     (0.92)    (0.98)      (0.95)    (1.01)    (1.11)
                                            -------   -------     -------   -------   -------
Net asset value at end of year ..........   $ 19.82   $ 19.67     $ 20.29   $ 21.24   $ 21.55
                                            =======   =======     =======   =======   =======

Total return (b) ........................      5.56%     1.80%       0.04%     3.34%     9.36%
                                            =======   =======     =======   =======   =======

Net assets at end of year (000's) .......   $29,741   $36,235     $59,919   $64,005   $58,665
                                            =======   =======     =======   =======   =======
Ratio of net expenses
  to average net assets (c) .............      0.71%     0.71%       0.71%     0.70%     0.71%

Ratio of net investment income
  to average net assets .................      4.50%     3.75%       3.44%     3.65%     4.62%

Portfolio turnover rate .................        26%       32%         28%       33%       39%

(a)  Calculated using weighted average shares outstanding during the year.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.82% and 0.74% for the years ended March 31, 2007 and 2006, respectively (Note 3).

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===========================================================================================
            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================
                                                         YEARS ENDED MARCH 31,
                                            -----------------------------------------------
                                              2007      2006      2005      2004      2003
-------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 10.40   $ 10.55   $ 10.90   $ 10.89   $ 10.40
                                            -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment income .................      0.36      0.34      0.35      0.35      0.40
  Net realized and unrealized
    gains (losses) on investments .......     (0.01)    (0.15)    (0.36)     0.01      0.49
                                            -------   -------   -------   -------   -------
Total from investment operations ........      0.35      0.19     (0.01)     0.36      0.89
                                            -------   -------   -------   -------   -------
Dividends from net investment income ....     (0.36)    (0.34)    (0.34)    (0.35)    (0.40)
                                            -------   -------   -------   -------   -------
Net asset value at end of year ..........   $ 10.39   $ 10.40   $ 10.55   $ 10.90   $ 10.89
                                            =======   =======   =======   =======   =======

Total return (a) ........................      3.38%     1.80%    (0.06%)    3.40%     8.67%
                                            =======   =======   =======   =======   =======

Net assets at end of year (000's) .......   $25,968   $26,182   $34,525   $38,702   $34,729
                                            =======   =======   =======   =======   =======
Ratio of net expenses to
  average net assets (b) ................      0.65%     0.65%     0.65%     0.65%     0.65%

Ratio of net investment income
  to average net assets .................      3.44%     3.25%     3.21%     3.26%     3.74%

Portfolio turnover rate .................        15%        5%        4%       10%        9%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.73%, 0.69%, 0.68% and 0.69% for the years ended March 31, 2007, 2006, 2005, 2004 and 2003, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES     COMMON STOCKS -- 91.7%                                  VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 8.7%
     4,000   CBS Corporation - Class B ........................   $   122,360
    10,000   Harrah's Entertainment, Inc. .....................       844,500
    50,000   Home Depot, Inc. .................................     1,837,000
     4,000   J.C. Penney Company, Inc. ........................       328,640
    10,000   Johnson Controls, Inc. ...........................       946,200
     5,500   NIKE, Inc. - Class B .............................       584,430
     5,000   Nordstrom, Inc. ..................................       264,700
    10,000   Saks, Inc. (a) ...................................       208,400
    26,000   Starbucks Corporation (a) ........................       815,360
    50,000   Walt Disney Company (The) ........................     1,721,500
                                                                  -----------
                                                                    7,673,090
                                                                  -----------
             CONSUMER STAPLES -- 7.8%
    33,000   Altria Group, Inc. ...............................     2,897,730
     9,000   ConAgra Foods, Inc. ..............................       224,190
    10,000   PepsiCo, Inc. ....................................       635,600
    30,000   Procter & Gamble Company (The) ...................     1,894,800
    25,000   Walgreen Company .................................     1,147,250
                                                                  -----------
                                                                    6,799,570
                                                                  -----------
             ENERGY -- 12.7%
    23,314   Apache Corporation ...............................     1,648,300
    10,000   Baker Hughes, Inc. ...............................       661,300
    10,000   BP plc - ADR .....................................       647,500
    26,000   Chevron Corporation ..............................     1,922,960
    27,000   ConocoPhillips ...................................     1,845,450
    21,300   Exxon Mobil Corporation ..........................     1,607,085
       476   Hugoton Royalty Trust ............................        11,986
    32,990   Spectra Energy Corporation .......................       866,647
    10,000   Transocean, Inc. (a) .............................       817,000
    10,000   Valero Energy Corporation ........................       644,900
     8,000   XTO Energy, Inc. .................................       438,480
                                                                  ----------
                                                                   11,111,608
                                                                  ----------
             FINANCIALS -- 18.6%
    27,080   Aegon N.V. - ARS .................................       539,975
    30,000   AFLAC, Inc. ......................................     1,411,800
    37,000   American Express Company .........................     2,086,800
    62,870   Bank of America Corporation ......................     3,207,627
    15,000   Charles Schwab Corporation .......................       274,350
    35,000   Citigroup, Inc. ..................................     1,796,900
    27,200   Colonial Properties Trust ........................     1,242,224
     7,000   Goldman Sachs Group, Inc. (The) ..................     1,446,410
     6,000   JPMorgan Chase & Company .........................       290,280
     5,000   MetLife, Inc. ....................................       315,750
    30,000   Progressive Corporation ..........................       654,600
    15,000   Rayonier, Inc. ...................................       645,000
    70,000   U.S. Bancorp .....................................     2,447,900
                                                                  -----------
                                                                   16,359,616
                                                                  -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 13.0%
    16,000   Amgen, Inc. (a)...................................   $   894,080
    17,000   Becton, Dickinson & Company.......................     1,307,130
    25,000   Cardinal Health, Inc..............................     1,823,750
    20,000   Elan Corporation (a)..............................       265,800
     5,000   Fresenius Medical Care AG & Company - ADR.........       243,350
    21,000   Johnson & Johnson.................................     1,265,460
    11,250   Techne Corporation (a)............................       642,375
    50,000   UnitedHealth Group, Inc. .........................     2,648,500
    28,000   WellPoint, Inc. (a)...............................     2,270,800
                                                                  -----------
                                                                   11,361,245
                                                                  -----------
             INDUSTRIALS -- 13.3%
    26,000   Caterpillar, Inc..................................     1,742,780
     2,500   C.H. Robinson Worldwide, Inc. ....................       119,375
    30,000   Emerson Electric Company..........................     1,292,700
    15,000   Fedex Corporation.................................     1,611,450
    23,000   General Dynamics Corporation......................     1,757,200
    25,000   General Electric Company..........................       884,000
    16,000   Ingersoll-Rand Company Ltd. - Class A.............       693,920
     2,500   Joy Global, Inc...................................       107,250
    10,000   Norfolk Southern Corporation......................       506,000
    32,000   Quanta Services, Inc. (a).........................       807,040
     2,500   Stericycle, Inc. (a)..............................       203,750
    16,000   United Technologies Corporation...................     1,040,000
    16,000   Waters Corporation (a)............................       928,000
                                                                  -----------
                                                                   11,693,465
                                                                  -----------
             INFORMATION TECHNOLOGY -- 10.9%
    44,000   Adobe Systems, Inc. (a)...........................     1,834,800
     5,000   Applied Materials, Inc............................        91,600
    20,000   Automatic Data Processing, Inc. ..................       968,000
     4,000   Cerner Corporation (a)............................       217,800
    67,000   Cisco Systems, Inc. (a)...........................     1,710,510
    30,000   Corning, Inc. (a).................................       682,200
    37,000   Hewlett-Packard Company...........................     1,485,180
    15,100   Intel Corporation.................................       288,863
     7,000   International Business Machines Corporation.......       659,820
     5,000   Microsoft Corporation.............................       139,350
    18,000   Network Appliance, Inc. (a).......................       657,360
    27,000   Texas Instruments, Inc. ..........................       812,700
                                                                  -----------
                                                                    9,548,183
                                                                  -----------
             MATERIALS -- 4.6%
     7,000   Alcoa, Inc........................................       237,300
    30,000   Florida Rock Industries, Inc......................     2,018,700
    10,000   Newmont Mining Corporation........................       419,900
    10,000   Nucor Corporation.................................       651,300
     7,000   POSCO - ADR.......................................       727,650
                                                                  -----------
                                                                    4,054,850
                                                                  -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 0.3%
     6,000   AT&T, Inc.........................................   $   236,580
                                                                  -----------
             UTILITIES -- 1.8%
    65,980   Duke Energy Corporation...........................     1,338,734
     5,000   Wisconsin Energy Corporation......................       242,600
                                                                  -----------
                                                                    1,581,334
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $38,096,408)............   $80,419,541
                                                                  -----------

================================================================================
  SHARES     EXCHANGE-TRADED FUNDS -- 8.0%                           VALUE
--------------------------------------------------------------------------------
    50,500   iShares MSCI EAFE Index Fund......................   $ 3,855,675
    23,665   Rydex S&P Equal Weight ETF........................     1,148,226
     4,000   Vanguard Consumer Discretionary ETF...............       245,200
     5,000   Vanguard Consumer Staples ETF.....................       328,300
     9,000   Vanguard Financials ETF...........................       571,590
     7,000   Vanguard Information Technology Index ETF.........       366,450
     7,000   Vanguard Telecommunication Services ETF...........       537,110
                                                                  -----------
             TOTAL EXCHANGE-TRADED FUNDS (Cost $6,346,179).....   $ 7,052,551
                                                                  -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.0%                                VALUE
--------------------------------------------------------------------------------
 $ 872,000   Prudential Funding, LLC, discount, due 04/02/2007
               (Cost $871,875).................................   $   871,875
                                                                  -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                              VALUE
--------------------------------------------------------------------------------
     1,369   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $1,369).............................   $     1,369
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 100.7%
               (Cost $45,315,831)..............................   $88,345,336

             LIABILITIES IN EXCESS OF OTHER ASSETS  -- (0.7%)        (588,835)
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $87,756,501
                                                                  ===========

(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES     COMMON STOCKS -- 90.2%                                  VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.3%
     2,500   AnnTaylor Stores Corporation (a)..................   $    96,950
     1,000   ArvinMeritor, Inc.................................        18,250
     6,500   Barnes & Noble, Inc. .............................       256,425
     5,700   BJ's Wholesale Club, Inc. (a).....................       192,831
     2,000   Bob Evans Farms, Inc. ............................        73,900
     1,000   BorgWarner, Inc...................................        75,420
     1,700   CBRL Group, Inc...................................        78,710
     1,500   Coach, Inc. (a)...................................        75,075
     2,000   DreamWorks Animation SKG, Inc. (a)................        61,160
     8,000   GameStop Corporation - Class A (a)................       260,560
     4,500   Harrah's Entertainment, Inc.......................       380,025
     3,000   Hasbro, Inc.......................................        85,860
     5,500   Herman Miller, Inc. ..............................       184,195
     3,800   Hilton Hotels Corporation.........................       136,648
     2,500   IAC/InterActiveCorp (a)...........................        94,275
       500   International Speedway Corporation - Class A......        25,850
     2,500   ITT Educational Services, Inc. (a)................       203,725
     3,000   Limited Brands, Inc...............................        78,180
     3,000   Mattel, Inc. .....................................        82,710
     5,000   MSC Industrial Direct Company, Inc................       233,400
     2,200   OfficeMax, Inc. ..................................       116,028
     5,800   O'Reilly Automotive, Inc. (a).....................       191,980
     2,100   Phillips-Van Heusen Corporation...................       123,480
     2,000   Ross Stores, Inc..................................        68,800
     3,500   Saks, Inc. (a)....................................        72,940
     2,000   Scholastic Corporation (a)........................        62,200
     5,000   Service Corporation International.................        59,300
     2,000   Snap-on, Inc......................................        96,200
                                                                  -----------
                                                                    3,485,077
                                                                  -----------
             CONSUMER STAPLES -- 2.2%
     5,400   Church & Dwight Company, Inc......................       271,890
     6,000   Hormel Foods Corporation..........................       223,140
     4,700   J.M. Smucker Company..............................       250,604
                                                                  -----------
                                                                      745,634
                                                                  -----------
             ENERGY -- 5.9%
     3,760   Cameron International Corporation (a).............       236,090
     4,000   FMC Technologies, Inc. (a)........................       279,040
     4,350   Murphy Oil Corporation............................       232,290
     2,800   Newfield Exploration Company (a)..................       116,788
     2,680   Noble Corporation.................................       210,862
     4,800   Peabody Energy Corporation........................       193,152
     5,000   Pride International, Inc. (a).....................       150,500
     4,500   Smith International, Inc..........................       216,225
     5,800   Valero Energy Corporation.........................       374,042
                                                                  -----------
                                                                    2,008,989
                                                                  -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 16.1%
     8,400   American Financial Group, Inc.....................   $   285,936
     7,300   Associated Banc-Corp..............................       245,280
     6,000   Bank of Hawaii Corporation........................       318,180
    10,050   Berkley (W.R.) Corporation........................       332,856
     9,000   Brown & Brown, Inc. ..............................       243,180
     5,500   Compass Bancshares, Inc...........................       378,400
     5,600   Cullen/Frost Bankers, Inc.........................       293,048
    10,250   Eaton Vance Corporation...........................       365,310
     2,600   Everest Re Group Ltd..............................       250,042
     9,300   HCC Insurance Holdings, Inc.......................       286,440
     6,200   Investors Financial Services Corporation..........       360,530
    10,400   Jefferies Group, Inc..............................       301,080
     2,900   Legg Mason, Inc...................................       273,209
     4,600   Liberty Property Trust............................       224,112
     1,129   PNC Financial Services Group, Inc.................        81,254
     6,941   Potlatch Corporation..............................       317,759
     4,000   Radian Group, Inc.................................       219,520
     7,000   Rayonier, Inc. ...................................       301,000
     3,300   Westamerica Bancorporation........................       158,961
     5,200   Wilmington Trust Corporation......................       219,284
                                                                  -----------
                                                                    5,455,381
                                                                  -----------
             HEALTH CARE -- 11.9%
     1,400   Alcon, Inc........................................       184,548
     2,000   Applera Corporation - Applied Biosystems Group....        59,140
     3,450   Barr Pharmaceuticals, Inc. (a)....................       159,908
     2,500   Bio-Rad Laboratories, Inc. - Class A (a)..........       174,600
     1,500   Cephalon, Inc. (a)................................       106,815
     8,000   Community Health Systems, Inc. (a)................       282,000
     8,000   Covance, Inc. (a).................................       474,720
     8,250   Coventry Health Care, Inc. (a)....................       462,412
     5,600   DENTSPLY International, Inc.......................       183,400
     1,000   Elan Corporation plc - ADR (a)....................        13,290
     4,000   Fresenius Medical Care AG & Company - ADR.........       194,680
     7,500   Gilead Sciences, Inc. (a).........................       573,750
     2,800   Henry Schein, Inc. (a)............................       154,504
       500   Millipore Corporation (a).........................        36,235
     8,700   Mylan Laboratories, Inc...........................       183,918
     2,000   ResMed, Inc. (a)..................................       100,740
     4,500   Techne Corporation (a)............................       256,950
     3,900   UnitedHealth Group, Inc. .........................       206,583
     4,600   Varian Medical Systems, Inc. (a)..................       219,374
                                                                  -----------
                                                                    4,027,567
                                                                  -----------
             INDUSTRIALS -- 14.6%
     3,000   Alexander & Baldwin, Inc..........................       151,320
     7,500   AMETEK, Inc.......................................       259,050
     5,000   ChoicePoint, Inc. (a).............................       187,150
     6,000   C.H. Robinson Worldwide, Inc. ....................       286,500
     3,000   Corporate Executive Board Company.................       227,880
     6,000   Donaldson Company, Inc............................       216,600

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 14.6% (CONTINUED)
     6,000   Expeditors International of Washington, Inc.......   $   247,920
     7,000   Fastenal Company..................................       245,350
     3,500   Goodrich Corporation..............................       180,180
     6,000   Graco, Inc. ......................................       234,960
     6,000   Jacobs Engineering Group, Inc. (a)................       279,900
     2,000   Joy Global, Inc...................................        85,800
     3,000   L-3 Communications Holdings, Inc. ................       262,410
     4,000   Manpower, Inc. ...................................       295,080
     3,000   Overseas Shipholding Group, Inc...................       187,800
     5,000   SPX Corporation...................................       351,000
     4,500   Stericycle, Inc. (a)..............................       366,750
     8,000   Swift Transportation Company, Inc. (a)............       249,280
     2,750   Teleflex, Inc. ...................................       187,193
     2,000   Thomas & Betts Corporation (a)....................        97,640
     9,000   Trinity Industries, Inc...........................       377,280
                                                                  -----------
                                                                    4,977,043
                                                                  -----------
             INFORMATION TECHNOLOGY -- 15.3%
     8,000   Activision, Inc. (a)..............................       151,520
     8,000   Acxiom Corporation................................       171,120
     8,500   ADC Telecommunications, Inc. (a)..................       142,290
     5,000   ADTRAN, Inc.......................................       121,750
     4,000   Advent Software, Inc. (a).........................       139,480
     5,000   Alliance Data Systems Corporation (a).............       308,100
     8,000   Arrow Electronics, Inc. (a).......................       302,000
     3,500   CDW Corporation...................................       215,005
     6,000   Cerner Corporation (a)............................       326,700
     4,500   CheckFree Corporation (a).........................       166,905
     4,000   Cognizant Technology Solutions Corporation (a)....       353,080
     6,500   Cree, Inc. (a)....................................       106,990
     4,000   DST Systems, Inc. (a).............................       300,800
     5,500   Harris Corporation................................       280,225
    10,000   Integrated Device Technology, Inc. (a)............       154,200
     9,000   Jack Henry & Associates, Inc......................       216,450
     7,000   Lam Research Corporation (a)......................       331,380
     5,000   Linear Technology Corporation.....................       157,950
     6,000   Macrovision Corporation (a).......................       150,300
     5,000   Microchip Technology, Inc.........................       177,650
     8,000   National Instruments Corporation..................       209,840
     4,000   Plantronics, Inc. ................................        94,480
     8,000   SanDisk Corporation (a)...........................       350,400
     7,000   Xilinx, Inc.......................................       180,110
     2,500   Zebra Technologies Corporation (a)................        96,525
                                                                  -----------
                                                                    5,205,250
                                                                  -----------
             MATERIALS -- 6.2%
     4,000   Airgas, Inc. .....................................       168,600
     9,000   Albemarle Corporation.............................       372,060
     4,000   Cabot Corporation.................................       190,920
     3,200   Eagle Materials, Inc..............................       142,816
     3,000   Martin Marietta Materials, Inc....................       405,600

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 6.2% (CONTINUED)
     4,000   Scotts Miracle-Gro Company (The) - Class A  ......   $   176,120
     5,000   Sonoco Products Company...........................       187,900
     6,500   Steel Dynamics, Inc...............................       280,800
     7,000   Valspar Corporation (The).........................       194,810
                                                                  -----------
                                                                    2,119,626
                                                                  -----------
             TELECOMMUNICATIONS SERVICES -- 0.2%
     1,000   Telephone and Data Systems, Inc. .................        59,620
                                                                  -----------
             UTILITIES -- 7.5%
     7,000   AGL Resources, Inc................................       299,040
     8,300   Alliant Energy Corporation........................       372,006
     7,000   Equitable Resources, Inc..........................       338,240
     8,850   MDU Resources Group, Inc. ........................       254,349
     5,750   ONEOK, Inc........................................       258,750
     7,900   Pepco Holdings, Inc...............................       229,258
    10,800   Puget Energy, Inc.................................       277,344
     6,300   SCANA Corporation.................................       271,971
     5,000   Wisconsin Energy Corporation......................       242,600
                                                                  -----------
                                                                    2,543,558
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $22,158,947)............   $30,627,745
                                                                  -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 9.9%                                VALUE
--------------------------------------------------------------------------------
$1,666,000   American Express Credit Corporation, discount,
               due 04/02/2007..................................   $ 1,665,761
 1,700,000   Prudential Funding, LLC discount, due 04/02/2007..     1,699,756
                                                                  -----------
             TOTAL COMMERCIAL PAPER (Cost $3,365,517)..........   $ 3,365,517
                                                                  -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                              VALUE
--------------------------------------------------------------------------------
     1,456   AIM STIT - STIC Prime Portfolio -
               Institutional Class (Cost $1,456)...............   $     1,456
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 100.1%
               (Cost $25,525,920)..............................   $33,994,718

             LIABILITIES IN EXCESS OF OTHER ASSETS --  (0.1%)..       (33,865)
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $33,960,853
                                                                  ===========

(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
 PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS -- 32.8%           VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 0.3%
$  100,000   5.625%, due 05/15/2008 ...........................   $   100,816
                                                                  -----------
             FEDERAL HOME LOAN BANK -- 24.1%
   500,000   4.005%, due 06/15/2007 ...........................       498,648
   450,000   4.00%, due 06/29/2007 ............................       448,667
 1,000,000   5.25%, due 09/04/2007 ............................     1,000,016
   735,000   5.10%, due 03/06/2008 ............................       735,033
   500,000   5.375%, due 09/14/2009 ...........................       499,278
 1,000,000   5.75%, due 04/20/2010 ............................     1,000,187
 2,000,000   5.00%, due 08/16/2011 ............................     1,981,926
 1,000,000   5.00%, due 06/13/2012 ............................       988,402
                                                                  -----------
                                                                    7,152,157
                                                                  -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.0%
 1,500,000   5.35%, due 10/20/2008 ............................     1,499,163
                                                                  -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.4%
 1,000,000   5.00%, due 09/14/2007 ............................       998,731
                                                                  -----------
             TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
               (Cost $9,796,256) ..............................   $ 9,750,867
                                                                  -----------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 23.5%                     VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.2%
  $ 56,513   Pool #438434, 6.50%, due 01/15/2013...............   $    57,892
     5,919   Pool #470177, 7.00%, due 03/15/2014...............         6,107
    24,818   Pool #518403, 7.00%, due 09/15/2014...............        25,607
     1,013   Pool #181540, 8.00%, due 02/15/2017...............         1,075
   160,789   Pool #581879, 6.50%, due 03/15/2017...............       164,713
    15,601   Pool #493659, 6.50%, due 12/15/2018...............        16,007
    77,273   Pool #476695, 6.50%, due 10/15/2023...............        79,283
    32,872   Pool #366710, 6.50%, due 02/15/2024...............        33,727
    28,756   Pool #453826, 7.25%, due 09/15/2027...............        29,825
    51,505   Pool #412360, 7.00%, due 11/15/2027...............        53,530
   172,205   Pool #447408, 7.00%, due 01/15/2028...............       178,978
    12,516   Pool #454162, 7.00%, due 05/15/2028...............        13,008
   109,260   Pool #780825, 6.50%, due 07/15/2028...............       112,103
    22,281   Pool #2617, 7.50%, due 07/20/2028.................        23,112
    21,747   Pool #158794, 7.00%, due 09/15/2028...............        22,602
    19,829   Pool #486760, 6.50%, due 12/15/2028...............        20,344
    70,489   Pool #781096, 6.50%, due 12/15/2028...............        72,323
    70,648   Pool #781136, 7.00%, due 12/15/2028...............        73,427
    47,600   Pool #506618, 7.00%, due 03/15/2029...............        49,472
    12,525   Pool #511562, 7.50%, due 07/15/2030...............        13,042
    80,609   Pool #448316, 6.50%  due 04/15/2031...............        82,706
    52,687   Pool #530606, 6.50%  due 04/15/2031...............        54,058
    27,574   Pool #545820, 7.00%  due 06/15/2031...............        28,659
   198,381   Pool #781330, 6.00%, due 09/15/2031...............       200,961

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 23.5% (CONTINUED)         VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.2%
               (CONTINUED)
$   69,530   Pool #3228, 6.50%, due 04/20/2032 ................   $    71,230
   104,185   Pool #569903, 6.50%, due 06/15/2032 ..............       106,895
   549,085   Pool #595934, 6.00%, due 09/15/2032 ..............       556,227
                                                                  -----------
                                                                    2,146,913
                                                                  -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.4%
   945,609   Pool #01173, 5.50%, due 06/01/2017 ...............       947,545
 1,571,099   Pool #G18056, 5.00%, due 06/01/2020 ..............     1,550,080
                                                                  -----------
                                                                    2,497,625
                                                                  -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.9%
   721,888   Pool #635149, 5.50%, due 07/01/2017 ..............       723,592
 1,654,149   Pool #255808, 5.00%, due 07/01/2025 ..............     1,612,619
                                                                  -----------
                                                                    2,336,211
                                                                  -----------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $7,109,618)   $ 6,980,749
                                                                  -----------

================================================================================
 PAR VALUE   CORPORATE BONDS -- 38.6%                                VALUE
--------------------------------------------------------------------------------
             FINANCE -- 18.3%
             American General Finance Corporation,
$1,500,000     4.50%, due 11/15/2007...........................   $ 1,493,799
                                                                  -----------
             CIT Group, Inc.,
 2,000,000     4.75%, due 12/15/2010...........................     1,969,192
                                                                  -----------
             JPMorgan Chase & Company,
 1,000,000     4.50%, due 01/15/2012...........................       972,365
                                                                  -----------
             Student Loan Marketing Association,
 1,000,000     5.125%, due 08/27/2012..........................       991,384
                                                                  -----------
             TOTAL FINANCE CORPORATE BONDS ....................     5,426,740
                                                                  -----------
             INDUSTRIAL -- 20.3%
             First Data Corporation,
 1,000,000     4.70%, due 08/01/2013...........................       940,329
                                                                  -----------
             Ford Motor Company,
 1,000,000     7.25%, due 10/01/2008...........................       996,250
                                                                  -----------
             General Dynamics Corporation,
 1,750,000     4.50%, due 08/15/2010...........................     1,725,890
                                                                  -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 38.6% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
             INDUSTRIAL -- 20.3% (CONTINUED)
             Hewlett-Packard Company,
$1,500,000     5.50%, due 07/01/2007...........................   $ 1,499,868
                                                                  -----------
             Praxair, Inc.,
   885,000     4.75%, due 07/15/2007...........................       883,853
                                                                  -----------
             TOTAL INDUSTRIAL CORPORATE BONDS .................     6,046,190
                                                                  -----------
             TOTAL CORPORATE BONDS (Cost $11,612,925)..........   $11,472,930
                                                                  -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 5.6%                                VALUE
--------------------------------------------------------------------------------
$  171,000   American Express Credit Corporation, discount,
               due 04/02/2007 .................................   $   170,975
 1,500,000   Prudential Funding, LLC, discount, due
               04/02/2007 .....................................     1,499,785
                                                                  -----------
             TOTAL COMMERCIAL PAPER (Cost $1,670,760)..........   $ 1,670,760
                                                                  -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                              VALUE
--------------------------------------------------------------------------------
       834   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $834) ..............................   $       834
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 100.5%
               (Cost $30,190,393)..............................   $29,876,140

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)...      (135,016)
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $29,741,124
                                                                  ===========

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9%                          VALUE
--------------------------------------------------------------------------------
             Alabama Drinking Water Financing Auth., Rev.,
  $250,000     4.00%, due 08/15/2014...........................   $   252,295
                                                                  -----------
             Alabama Special Care Facilities Financing Auth.,
               Birmingham, Rev.,
   500,000     4.50%, due 11/01/2009, ETM......................       509,025
   400,000     5.375%, due 11/01/2012, ETM.....................       402,524
                                                                  -----------
                                                                      911,549
                                                                  -----------
             Alabama Special Care Facilities Financing Auth.,
               Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM......................       255,775
                                                                  -----------
             Alabama State Federal Highway Financing Auth., Rev.,
   210,000     5.00%, due 03/01/2009...........................       215,359
   300,000     5.00%, due 03/01/2016...........................       316,281
                                                                  -----------
                                                                      531,640
                                                                  -----------
             Alabama State, GO,
   500,000      3.00%, due 09/01/2007..........................       498,270
   250,000      5.00%, due 06/01/2012..........................       259,850
   300,000      5.00%, due 09/01/2016..........................       314,760
   300,000      5.00%, due 09/01/2017..........................       322,674
                                                                  -----------
                                                                    1,395,554
                                                                  -----------
             Alabama State Parks System Improvement
               Corporation, GO,
   200,000     5.50%, due 06/01/2010...........................       211,276
                                                                  -----------
             Alabama State Public School & College Auth.,
               Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010...........................       310,722
   475,000     5.00%, due 11/01/2012...........................       491,283
   600,000     5.125%, due 11/01/2013..........................       621,714
   525,000     5.125%, due 11/01/2015..........................       544,000
                                                                  -----------
                                                                    1,967,719
                                                                  -----------
             Alabama State Public School & College Auth., Rev.,
   355,000     5.00%, due 05/01/2010...........................       369,069
                                                                  -----------
             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010...........................       521,555
                                                                  -----------
             Anniston, AL, Waterworks & Sewer Board, Rev.,
   400,000     4.00%, due 06/01/2015...........................       402,540
                                                                  -----------
             Athens, AL, Electric Rev. Warrants,
   500,000     3.00%, due 06/01/2011...........................       480,455
                                                                  -----------
             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015..........................        344,015
                                                                  -----------
             Auburn, AL, Capital Improvements, School
               Warrants, GO,
   225,000     5.00%, due 08/01/2012...........................       238,588
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
             Auburn, AL, GO,
 $ 300,000     4.00%, due 08/01/2007...........................   $   300,336
   285,000     4.25%, due 08/01/2009...........................       288,913
                                                                  -----------
                                                                      589,249
                                                                  -----------
             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015...........................       354,025
                                                                  -----------
             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011...........................       406,348
                                                                  -----------
             Baldwin Co., AL, Board of Education, Rev.
               Warrants,
   200,000     5.20%, due 06/01/2009...........................       203,554
   300,000     5.00%, due 06/01/2010...........................       312,003
                                                                  -----------
                                                                      515,557
                                                                  -----------
             Baldwin Co., AL, GO,
   500,000     4.50%, due 11/01/2008...........................       506,630
   200,000     5.00%, due 02/01/2015...........................       213,414
                                                                  -----------
                                                                      720,044
                                                                  -----------
             Baldwin Co., AL, Warrants - Series A,
   320,000     5.00%, due 02/01/2017...........................       347,094
                                                                  -----------
             Birmingham, AL, Industrial Water Board, Rev.,
    60,000      6.00%, due 07/01/2007..........................        60,337
                                                                  -----------
             Birmingham, AL, Special Care Facilities Financing
               Authority, Rev.,
   300,000     3.70%, due 06/01/2009...........................       300,069
                                                                  -----------
             Decatur, AL, GO, Warrants,
   300,000     5.00%, due 06/01/2009...........................       304,476
                                                                  -----------
             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014...........................       103,510
                                                                  -----------
             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014...........................       525,560
                                                                  -----------
             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014...........................       308,968
                                                                  -----------
             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012...........................       206,592
                                                                  -----------
             Foley, AL, Utilities Board, Rev.,
   500,000     4.00%, due 11/01/2007...........................       501,020
                                                                  -----------
             Homewood, AL, GO,
   500,000     5.00%, due 09/01/2014 ..........................       529,255
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
             Houston Co., AL, GO,
 $ 300,000     5.60%, due 10/15/2014...........................   $   319,431
                                                                  -----------
             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010...........................        98,302
                                                                  -----------
             Huntsville, AL, Electric Systems, Rev.,
   250,000     4.80%, due 12/01/2012...........................       256,023
                                                                  -----------
             Huntsville, AL, GO,
   200,000     4.50%, due 08/01/2007...........................       200,546
   400,000     5.50%, due 08/01/2009...........................       416,680
   500,000     5.00%, due 08/01/2011...........................       526,000
   250,000     5.25%, due 11/01/2012...........................       258,267
                                                                  -----------
                                                                    1,401,493
                                                                  -----------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013...........................       204,686
                                                                  -----------
             Jefferson Co., AL, Sewer Rev.,
   225,000     5.00%, due 02/01/2041, Prerefunded
                02/01/2011 @ 101...............................       237,481
                                                                  -----------
             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011...........................       203,782
   400,000     4.85%, due 02/01/2013...........................       411,224
                                                                  -----------
                                                                      615,006
                                                                  -----------
             Madison Co., AL, Board of Education, Capital
               Outlay Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011...........................       420,076
   250,000     5.20%, due 03/01/2014...........................       262,355
                                                                  -----------
                                                                      682,431
                                                                  -----------
             Mobile, AL, GO,
   100,000     4.50%, due 08/01/2013...........................       104,019
   400,000     4.75%, due 02/15/2014...........................       419,396
                                                                  -----------
                                                                      523,415
                                                                  -----------
             Montgomery, AL, GO,
   500,000     5.10%, due 10/01/2008...........................       510,015
   300,000     5.00%, due 11/01/2015...........................       315,297
                                                                  -----------
                                                                      825,312
                                                                  -----------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000     5.00%, due 09/01/2008...........................       509,520
   350,000     5.25%, due 09/01/2011...........................       371,921
                                                                  -----------
                                                                      881,441
                                                                  -----------
             Mountain Brook, AL, City Board of Education,
               Capital Outlay Warrants,
   405,000     4.80%, due 02/15/2011...........................       405,328
                                                                  -----------
             Opelika, AL, GO,
   210,000     4.00%, due 03/01/2010...........................       211,955
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
  $200,000     4.35%, due 08/01/2011...........................   $   202,876
                                                                  -----------
             Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000     4.80%, due 02/01/2011...........................       514,145
                                                                  -----------
             St. Clair Co., AL, GO,
   145,000     4.00%, due 08/01/2013...........................       147,268
   205,000     4.00%, due 08/01/2014...........................       208,384
                                                                  -----------
                                                                      355,652
                                                                  -----------
             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010...........................       408,344
                                                                  -----------
             Tuscaloosa, AL, Board of Education, GO,
   300,000     4.625%, due 08/01/2008..........................       300,903
                                                                  -----------
             Tuscaloosa, AL, Board of Education, Special Tax
               Warrants,
   300,000     4.85%, due 02/15/2013...........................       300,249
                                                                  -----------
             Tuscaloosa, AL, Warrants, GO,
   145,000     4.25%, due 02/15/2011...........................       147,875
   500,000     5.45%, due 01/01/2014...........................       527,865
                                                                  -----------
                                                                      675,740
                                                                  -----------
             Tuscaloosa Co., AL, Warrants, GO,
   425,000     4.30%, due 10/01/2009...........................       432,161
   400,000     5.55%, due 01/01/2015,
                 Prerefunded 01/01/2010 @ 101..................       423,328
                                                                  -----------
                                                                      855,489
                                                                  -----------
             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013...........................       244,906
                                                                  -----------
             University of Alabama, AL, Series A, Rev.,
   375,000     4.00%, due 10/01/2010...........................       379,650
                                                                  -----------
             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012...........................       596,199
                                                                  -----------
             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $24,816,021)........   $25,150,591
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     MONEY MARKET FUNDS -- 2.1%                              VALUE
--------------------------------------------------------------------------------
   559,226   Alpine Muncipal Money Market Fund - Class I
               (Cost $559,226).................................   $   559,226
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $25,375,247)..............................   $25,709,817

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....       258,616
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $25,968,433
                                                                  ===========

ETM - Escrow to Maturity

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 are as follows:

---------------------------------------------------------------------------------------------------------
                                      YEARS     ORDINARY    EXEMPT-INTEREST    LONG-TERM        TOTAL
                                      ENDED      INCOME        DIVIDENDS         GAINS      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Government Street Equity Fund ...   03/31/07   $1,084,650      $       --     $12,812,704    $13,897,354
                                    03/31/06   $1,289,147      $       --     $        --    $ 1,289,147
---------------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund ..   03/31/07   $  154,752      $       --     $ 2,609,394    $ 2,764,146
                                    03/31/06   $   64,987      $       --     $        --    $    64,987
---------------------------------------------------------------------------------------------------------
Government Street Bond Fund .....   03/31/07   $1,429,567      $       --     $        --    $ 1,429,567
                                    03/31/06   $2,795,083      $       --     $        --    $ 2,795,083
---------------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund ......   03/31/07   $       --      $  876,155     $        --    $   876,155
                                    03/31/06   $       --      $1,031,750     $        --    $ 1,031,750
---------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2007:

--------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT    GOVERNMENT    GOVERNMENT     ALABAMA
                                                   STREET        STREET        STREET       TAX FREE
                                                   EQUITY       MID-CAP         BOND          BOND
                                                    FUND          FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------
Cost of portfolio investments ...............   $45,315,831   $25,525,920   $30,267,721   $25,430,741
                                                ===========   ===========   ===========   ===========
Gross unrealized appreciation ...............   $43,460,750   $ 8,909,653   $    33,461   $   366,621
Gross unrealized depreciation ...............      (431,245)     (440,855)     (425,042)      (87,545)
                                                -----------   -----------   -----------   -----------
Net unrealized appreciation
  (depreciation) ............................    43,029,505     8,468,798      (391,581)      279,076
Undistributed ordinary income ...............        12,466        56,868        11,435        24,044
Capital loss carryforwards ..................            --            --    (2,751,670)         (519)
Post-October losses .........................            --            --      (116,516)           --
Undistributed long-term gains ...............        78,246         5,426            --            --
Other temporary differences .................       (83,164)       (5,244)       (5,986)      (24,044)
                                                -----------   -----------   -----------   -----------
Total distributable earnings
  (accumulated deficit) .....................   $43,037,053   $ 8,525,848   $(3,254,318)  $   278,557
                                                ===========   ===========   ===========   ===========
--------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2007, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                            EXPIRES
                                         AMOUNT            MARCH 31,
--------------------------------------------------------------------------------
Government Street Bond Fund            $  220,187             2008
                                          195,097             2009
                                           86,819             2010
                                           70,419             2011
                                          218,396             2012
                                          261,545             2013
                                          528,696             2014
                                        1,170,511             2015
                                       ----------
                                       $2,751,670
                                       ==========
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund             $      519             2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund had net realized capital losses of $116,516 during the period November 1, 2006 through March 31, 2007, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2008. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the year ended March 31, 2007, The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $20,194 to offset current year realized gains.

For the year ended March 31, 2007, The Government Street Equity Fund and The Government Street Mid-Cap Fund reclassified $1,113,428 and $89,304 of accumulated net realized gains from security transactions, respectively, against paid-in capital on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares as

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

part  of  the  dividends   paid   deduction   for  income  tax  purposes.   Such
reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Government Street Bond Fund reclassified $668,924 of overdistributed net investment income against accumulated net realized losses and The Alabama Tax Free Bond Fund reclassified $861 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Government Street Bond Fund reclassified accumulated net realized losses of $106,011 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $14,021,021 and $38,299,868, respectively, for The Government Street Equity Fund; $3,680,250 and $11,282,872, respectively, for The Government Street Mid-Cap Fund; $2,428,710 and $10,137,015, respectively, for The Government Street Bond Fund; and $5,151,775 and $3,660,000, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, .71% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $5,320, $34,257 and $27,666, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2007.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $3,040, $960, $1,320 and $680 from The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax-Free Bond Fund, respectively, for providing CCO services during the year ended March 31, 2007. In addition, the Funds paid out-of-pocket expenses incurred by the Adviser in connection with these services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $20,400 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the year ended March 31, 2007, Ultimus received fees of $5,997, $4,356, $4,298 and $4,127 from The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax-Free Bond Fund, respectively, for compliance consulting services.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last such calculation in the first required financial statement period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                         /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                                                       Expenses
                                       Beginning         Ending          Paid
                                     Account Value    Account Value     During
                                     Oct. 1, 2006    March 31, 2007     Period*
--------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,081.40         $4.41
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,020.69         $4.28
-------------------------------------------------------------------------------

THE GOVERNMENT STREET MID-CAP FUND
-------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,105.10         $5.77
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,019.45         $5.54
-------------------------------------------------------------------------------

THE GOVERNMENT STREET BOND FUND
-------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,025.50         $3.59
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,021.39         $3.58
-------------------------------------------------------------------------------

THE ALABAMA TAX FREE BOND FUND
-------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,013.30         $3.26
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,021.69         $3.28
-------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                 The Government Street Equity Fund         0.85%
                 The Government Street Mid-Cap Fund        1.10%
                 The Government Street Bond Fund           0.71%
                 The Alabama Tax Free Bond Fund            0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                     POSITION HELD          LENGTH OF
 TRUSTEE                     ADDRESS                     AGE        WITH THE TRUST         TIME SERVED
-------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.   931 Broad Street Road,      70    Chairman and               Since
                             Manakin-Sabot, VA                 Trustee                    June 1991
-------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III   1802 Bayberry Court,        70    Trustee                    Since
                             Suite 400                                                    September 1988
                             Richmond, VA
-------------------------------------------------------------------------------------------------------
* John T. Bruce              800 Main Street             53    Trustee                    Since
                             Lynchburg, VA                                                September 1988
-------------------------------------------------------------------------------------------------------
Robert S. Harris             100 Darden Boulevard        57    Trustee                    Since
                             Charlottesville, VA                                          January 2007
-------------------------------------------------------------------------------------------------------
J. Finley Lee, Jr.           4488 Pond Apple             67    Trustee                    Since
                             Drive North                                                  September 1988
                             Naples, FL
-------------------------------------------------------------------------------------------------------
Richard L. Morrill           University of Richmond      67    Trustee                    Since
                             Richmond, VA                                                 March 1993
-------------------------------------------------------------------------------------------------------
Harris V. Morrissette        100 Jacintoport Boulevard   47    Trustee                    Since
                             Saraland, AL                                                 March 1993
-------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.           47 Willway Avenue           74    Trustee                    Since
                             Richmond, VA                                                 July 1997
-------------------------------------------------------------------------------------------------------
Samuel B. Witt III           302 Clovelly Road           71    Trustee                    Since
                             Richmond, VA                                                 November 1988
-------------------------------------------------------------------------------------------------------
Thomas W. Leavell            150 Government Street       63    President                  Since
                             Mobile, AL                                                   February 2004
-------------------------------------------------------------------------------------------------------
Mary Shannon Hope            150 Government Street       43    Vice President of The      Since
                             Mobile, AL                        Government Street          February 2004
                                                               Bond Fund
-------------------------------------------------------------------------------------------------------
Timothy S. Healey            600 Luckie Drive            54    Vice President of The      Since
                             Suite 305                         Alabama Tax Free Bond      January 1995
                             Birmingham, AL                    Fund and The Government
                                                               Street Mid-Cap Fund
-------------------------------------------------------------------------------------------------------
Robert G. Dorsey             225 Pictoria Drive          50    Vice President             Since
                             Suite 450                                                    November 2000
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------
Mark J. Seger                225 Pictoria Drive          45    Treasurer                  Since
                             Suite 450                                                    November 2000
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------
John F. Splain               225 Pictoria Drive          50    Secretary                  Since
                             Suite 450                                                    November 2000
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------
Tina H. Bloom                225 Pictoria Drive          38    Chief Compliance Officer   Since
                             Suite 450                                                    August 2006
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2007 certain dividends paid by The Government Street Equity Fund and The Government Street Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,084,650 and $154,752, respectively, as taxed at a maximum rate of 15%, as well as $13,926,132 and $2,698,698, respectively, as long-term gain distributions. Additionally, for the fiscal year ended March 31, 2007, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================

Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund manaaged by the Adviser as compared to similarly managed funds and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds; (ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is in line with the average of comparably managed funds, as calculated and published by Morningstar; and (iv) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to increase returns for shareholders and maintain an overall expense ratio lower than the average for similarly managed funds, as calculated and published by Morningstar. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

================================================================================
  ----------------------------------------------------------------------------


                             THE GOVERNMENT STREET FUNDS
                         ===================================
                                 NO LOAD MUTUAL FUNDS

                         INVESTMENT ADVISER
                         T. Leavell & Associates, Inc.
                         150 Government Street
                         Post Office Box 1307
                         Mobile, AL 36633

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, OH 45246-0707
                         1-866-738-1125

                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, MA 02109

                         INDEPENDENT REGISTERED PUBLIC
                         ACCOUNTING FIRM
                         Ernst & Young LLP
                         1900 Scripps Center
                         312 Walnut Street
                         Cincinnati, OH 45202

                         BOARD OF TRUSTEES
                         Austin Brockenbrough, III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         Robert S. Harris
                         J. Finley Lee, Jr.
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt, III

                         PORTFOLIO MANAGERS
                         Thomas W. Leavell,
                            The Government Street Equity Fund
                            The Government Street Mid-Cap Fund
                         Timothy S. Healey,
                            The Government Street Mid-Cap Fund
                            The Alabama Tax Free Bond Fund
                         Richard E. Anthony, Jr.,
                            The Government Street Mid-Cap Fund
                         Mary Shannon Hope,
                            The Government Street Bond Fund

  ----------------------------------------------------------------------------
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                 AUGUST 1, 2007


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ........................    2
MUNICIPAL OBLIGATIONS .....................................................    8
DESCRIPTION OF BOND RATINGS ...............................................   15
INVESTMENT LIMITATIONS ....................................................   17
TRUSTEES AND OFFICERS .....................................................   21
INVESTMENT ADVISER ........................................................   25
ADMINISTRATOR .............................................................   28
DISTRIBUTOR ...............................................................   29
OTHER SERVICE PROVIDERS ...................................................   29
PORTFOLIO SECURITIES AND BROKERAGE ........................................   30
SPECIAL SHAREHOLDER SERVICES ..............................................   31
PURCHASE OF SHARES ........................................................   33
REDEMPTION OF SHARES ......................................................   34
NET ASSET VALUE DETERMINATION .............................................   34
FUND EXPENSES .............................................................   34
ADDITIONAL TAX INFORMATION ................................................   35
GENERAL INFORMATION ABOUT THE TRUST .......................................   37
CALCULATION OF PERFORMANCE DATA ...........................................   40
FINANCIAL STATEMENTS AND REPORTS ..........................................   43
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) .........................   44

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund"), The Jamestown Select Fund (the "Select Fund") and The Jamestown Tax Exempt Virginia Fund (the "Tax Exempt Virginia Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Select Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When the Select Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Select Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Select Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Select Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Select Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Select Fund will lose the opportunity for further appreciation of that security. If the Select Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Select Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Select Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Select Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Select Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Balanced Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Balanced Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions. With respect to the Balanced Fund, the Equity Fund and the Select Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies if as a result more than 5% of a Fund's total assets would be invested in such securities. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Balanced Fund, the Equity Fund and the Select Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 150% with respect to the Select Fund, and will generally not exceed 100% with respect to each of the other Funds. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending. In particular, the 2005 Defense Base Realignment and Closure Commission made final recommendations that will impact more than 100,000 defense-related jobs in Virginia.

The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. After a period of negative financial trends from fiscal years 2001 to 2003, financial trends for fiscal years 2004 and 2005 were positive, in part, as a result of several tax reform measures to provide additional revenues, including an increase in the sales tax of one-half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack. In fiscal year 2005, general fund revenues and other sources exceeded expenditure and other uses by $755.8 million.

As of March 15, 2007, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United State Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

The rights of the holders of the Virginia Municipal Obligations and the enforceability of the Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.

The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer; (9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Select Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of the Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts;


(4) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(5) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(6) Invest for the purpose of exercising control or management of another issuer;

(7) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(8) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(9) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements; or

(12)  Purchase  or  sell  commodities,   commodities   contracts,   warrants  on
      commodities or related options.


Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 5, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                                                                                   Portfolios in
                                                            Position(s)        Principal Occupation(s) During       Fund Complex
                                            Length of        Held with                Past 5 Years and               Overseen by
Name, Address and Age                      Time Served         Trust          Directorships of Public Companies        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Austin Brockenbrough, III (age 70)           Since           Trustee;      President and Managing Director of           12
1802 Bayberry Court, Suite 400           September 1988    Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                       of The       Richmond, Virginia; Director of
                                                          Jamestown Funds   Tredegar Corporation (plastics
                                                                            manufacturer) and Wilkinson O'Grady
                                                                            & Co. Inc. (global asset manager)

*John T. Bruce (age 53)                       Since           Trustee;      Principal of Flippin, Bruce &                12
800 Main Street                          September 1988     President of    Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   the Flippin,
                                                           Bruce & Porter
                                                               Funds

*Charles M. Caravati, Jr. (age 70)            Since           Chairman      Retired physician; retired President         12
931 Broad Street Road                       June 1991       and Trustee     of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                               Virginia, P.C.

Independent Trustees:

Robert S. Harris, Ph. D. (age 57)             Since           Trustee       C. Stewart Sheppard Professor of             12
100 Darden Boulevard                      January 2007                      Business Administration at The
Charlottesville, Virginia 22903                                             Darden Graduate School of Business
                                                                            Administration at the University of
                                                                            Virginia; previously the Dean at The
                                                                            Darden Graduate School; consultant
                                                                            to corporations and government
                                                                            agencies

J. Finley Lee, Jr., Ph.D. (age 67)            Since           Trustee       Financial consultant and the Julian          12
448 Pond Apple Drive North               September 1988                     Price Professor Emeritus, University
Naples, Florida 34119                                                       of North Carolina

Richard L. Morrill, Ph.D. (age 68)            Since           Trustee       Chancellor of the University of              12
G19 Boatwright Library                     March 1993                       Richmond; Director of Tredegar
Richmond, Virginia 23173                                                    Corporation (plastics manufacturer)
                                                                            and Albemarle Corporation (polymers
                                                                            and chemicals manufacturer)

Harris V. Morrissette (age 47)                Since           Trustee       Chief Executive Officer of Marshall          12
100 Jacintoport Boulevard                  March 1993                       Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                     Aviation, Inc. (airplane fueling);
                                                                            Director of BancTrust Financial
                                                                            Group, Inc. (bank holding company)
                                                                            and EnergySouth, Inc.

Erwin H. Will, Jr. (age 74)                   Since           Trustee       Retired Chief Investment Officer of          12
47 Willway Avenue                           July 1997                       Equities of Virginia Retirement
Richmond, Virginia 23226                                                    System (VRS).  Subsequent to his
                                                                            retirement, he temporarily served as
                                                                            Acting Managing Director of Equities
                                                                            for VRS.

Samuel B. Witt, III (age 71)                  Since           Trustee       Retired Senior Vice President and            12
302 Clovelly Road                         November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                    Associates, Inc. (state government
                                                                            relations); Director of The Swiss
                                                                            Helvetia Fund, Inc. (closed-end
                                                                            investment company)


Executive Officers:

John P. Ackerly, IV (age 43)              Since           Vice President of      Senior Vice President of Davenport & Company
One James Center,                     November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

Margaret H. Alves (age 35)                Since         Compliance Officer of    Chief Compliance Officer of T. Leavell &
150 Government Street                 February 2006     The Government Street    Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                           Funds            attorney with Alford, Clausen  & McDonald, LLC
                                                                                 from August 1999 until April 2006

Joseph L. Antrim, III (age 62)            Since             President of         Executive Vice President of Davenport & Company
One James Center,                     November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

Tina H. Bloom (age 38)                    Since       Chief Compliance Officer   Vice President--Administration of Ultimus Fund
225 Pictoria Drive, Suite 450          August 2006                               Solutions, LLC
Cincinnati, Ohio 45246

Austin Brockenbrough, IV (age 38)         Since           Vice President of      Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         August 2006    The Jamestown Select Fund  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 41)         Since           President of The       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        January 1996            Jamestown          Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Balanced Fund, The
                                                        Jamestown Equity Fund
                                                          and The Jamestown
                                                        International Equity
                                                       Fund and Vice President
                                                                 of
                                                      The Jamestown Select Fund

Robert G. Dorsey (age 50)                 Since            Vice President        Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                              (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                           Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 65)                  Since         Vice President of the    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds

Peter L. Gibbes (age 50)                  Since           Vice President of      Manager  of   Quantitative   Analysis   of  Lowe,
1802 Bayberry Court, Suite 400         August 2006    The Jamestown Select Fund  Brockenbrough & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

John H. Hanna, IV (age 51)                Since         Vice President of the    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       February 2007    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds

Timothy S. Healey (age 54)                Since           Vice President of      Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585   January 1995      The Government Street    Mobile, Alabama
Birmingham, Alabama 35209                               Mid-Cap Fund and The
                                                        Alabama Tax Free Bond
                                                                Fund

Mary Shannon Hope (age 43)                Since           Vice President of      Vice  President  and  Portfolio   Manager  of  T.
150 Government Street                 February 2004     The Government Street    Leavell & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                         Bond Fund

Joseph A. Jennings, III (age 45)          Since             President of         Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          June 2005           The Jamestown        Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                              Tax Exempt Virginia Fund

Thomas W. Leavell (age 64)                Since             President of         President of T. Leavell & Associates, Inc.,
150 Government Street                 February 2004     The Government Street    Mobile, Alabama
Mobile, Alabama 36602                                           Funds

David J. Marshall (age 50)                Since         Vice President of the    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       February 2007    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds


Denise C. Peters (age 51)                 Since         Compliance Officer of    First Vice President and Compliance Officer for
One James Center,                    February 2007    The Davenport Equity Fund  Davenport Asset Management division of Davenport
901 E. Cary Street                                                               & Company LLC, Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter, III (age 66)           Since           Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 50)                    Since         Compliance Officer of    Chief Compliance Officer and Director of Operations
1802 Bayberry Court, Suite 400       September 2004      The Jamestown Funds     of Lowe, Brockenbrough & Company,  Inc., Richmond,
Richmond, Virginia 23226                                                         Virginia


Teresa L. Sanderson (age 44)              Since         Compliance Officer of    Compliance  Officer and a  Principal  of Flippin,
800 Main Street                      September 2004     the Flippin, Bruce &     Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Mark J. Seger (age 45)                    Since               Treasurer          Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 50)                  Since               Secretary          Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 56)                 Since           Vice President of      Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         March 1993      The Jamestown Balanced    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and The Jamestown
                                                             Equity Fund

Lawrence B. Whitlock, Jr. (age 59)        Since             President of         Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        February 2002     The Jamestown Select     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and Vice President
                                                          of The Jamestown
                                                        Balanced Fund and The
                                                        Jamestown Equity Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette,  Erwin
H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met three times during the fiscal year ended March 31, 2007.

      o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2007. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2007.

      o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2007.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006 for each person who was a Trustee as of such date.

                                                                           Aggregate Dollar
                                  Dollar Range of            Range of Shares of All Registered Investment
                             Shares of the Funds Owned                Companies Overseen by Trustee in
Name of Trustee                      by Trustee                        Family of Investment Companies
---------------------------------------------------------------------------------------------------------
Austin Brockenbrough III           Over $100,000                             Over $100,000
John T. Bruce                     $50,001--$100,000                          Over $100,000
Charles M. Caravati, Jr.           Over $100,000                             Over $100,000

Independent Trustees:
J. Finley Lee, Jr.                      None                               $50,001--$100,000
Richard L. Morrill                 Over $100,000                             Over $100,000
Harris V. Morrissette             $10,001--$50,000                           Over $100,000
Erwin H. Will, Jr.                 Over $100,000                             Over $100,000
Samuel B. Witt III                 Over $100,000                             Over $100,000


As of June 30, 2007, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 7.0% of the outstanding shares of the Balanced Fund, 4.4% of the outstanding shares of the Equity Fund, 5.8% of the outstanding shares of the Select Fund and 2.4% of the outstanding shares of the Tax Exempt Virginia Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2007 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                  Aggregate          Pension or        Estimated Annual         Total Compensation
                                Compensation         Retirement          Benefits Upon          From the Funds and
Trustee                        From the Funds     Benefits Accrued        Retirement               Fund Complex
------------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 4,242               None                 None                  $ 14,000
Robert S. Harris                    1,833               None                 None                     5,500
J. Finley Lee, Jr.                  5,712               None                 None                    18,500
Richard L. Morrill                  6,394               None                 None                    21,000
Harris V. Morrissette               7,000               None                 None                    23,000
Erwin H. Will, Jr.                  6,394               None                 None                    21,000
Samuel B. Witt III                  6,455               None                 None                    21,000

                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. Each Advisory Agreement is effective until February 28, 2008 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Balanced Fund paid the Adviser advisory fees of $333,469, $406,154 and $406,153, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Equity Fund paid the Adviser advisory fees of $256,100, $274,436 and $299,497, respectively.

Compensation of the Adviser with respect to the Select Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal period ended March 31, 2007, the Select Fund paid the Adviser advisory fees of $31,071 (which was net of voluntary fee waivers of $13,793).

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2007, 2006 and 2005, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $102,169 (which was net of voluntary fee waivers of $18,030), $111,990 (which was net of voluntary fee waivers of $12,782) and $118,571 (which was net of voluntary fee waivers of $9,614), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed (as of March 31, 2007)
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of    Total Assets
                                                                                                       Accounts     in Accounts
                                                                                                          with          with
                                                                                      Total Assets      Advisory    Advisory Fee
                                       Type of Accounts               Number of       in Accounts      Fee Based      Based on
  Name of Portfolio Manager                                        Accounts Managed     Managed            on        Performance
                                                                                                       Performance
-----------------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III       Registered investment companies:           0                $ 0              0             $ 0
(1,2,3)                        Other pooled investment vehicles:          0                $ 0              0             $ 0
                               Other accounts:                            59          $112 million          0             $ 0

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.      Registered investment companies:           0                $ 0              0             $ 0
(1,2,3)                        Other pooled investment vehicles:          0                $ 0              0             $ 0
                               Other accounts:                           107          $171 million          0             $ 0

-----------------------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III        Registered investment companies:           0                $ 0              0             $ 0
(1,4)                          Other pooled investment vehicles:          0                $ 0              0             $ 0
                               Other accounts:                           202          $252 million          0             $ 0

-----------------------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough, IV       Registered investment companies:           0                $ 0              0             $ 0
(3)                            Other pooled investment vehicles:          0                $ 0              0             $ 0
                               Other accounts:                           102          $135 million          0             $ 0

-----------------------------------------------------------------------------------------------------------------------------------
Peter L. Gibbes (3)            Registered investment companies:           0                $ 0              0             $ 0
                               Other pooled investment vehicles:          0                $ 0              0             $ 0
                               Other accounts:                            0                $ 0              0             $ 0

-----------------------------------------------------------------------------------------------------------------------------------

1.    The Jamestown Balanced Fund
2.    The Jamestown Equity Fund
3.    The Jamestown Select Fund
4.    The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest
-------------------------------

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund's investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser's profitability and the Portfolio Manager's contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.

Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2007, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.


----------------------------------------------------------------------------------------------------------------------
                Name of                                                               Dollar Value of Fund Shares
           Portfolio Manager                  Fund Shares Beneficially Owned               Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III                 Jamestown Balanced Fund                           $100,001--$500,000
                                         Jamestown Equity Fund                                    None
                                         Jamestown Select Fund                                    None

----------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.                Jamestown Balanced Fund                                  None
                                         Jamestown Equity Fund                             $100,001--$500,000
                                         Jamestown Select Fund                             $100,001--$500,000

----------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III                  Jamestown Balanced Fund                                  None
                                         Jamestown Tax Exempt Virginia Fund                       None

----------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough, IV                 Jamestown Select Fund                            $500,001--$1,000,000

----------------------------------------------------------------------------------------------------------------------
Peter L. Gibbes                          Jamestown Select Fund                                    None

----------------------------------------------------------------------------------------------------------------------


                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. The minimum fee is $4,000 per month with respect to the Select Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2007, 2006 and 2005, the Balanced Fund paid administration fees to the Administrator of $69,796, $81,294 and $81,349, respectively; the Equity Fund paid administration fees to the Administrator of $55,408, $59,054 and $63,939, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $43,775, $45,304 and $46,385, respectively. For the fiscal period ended March 31, 2007, the Select Fund paid administration fees to the Administrator of $14,000.

Effective August 7, 2005, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, each Fund pays the Administrator an annual base fee of $4,440 plus its proportionate share of an asset-based fee equal to 0.01% per annum on total net assets of all Jamestown Funds in excess of $100 million. For the fiscal year ended March 31, 2007, the Balanced Fund, the Equity Fund, the Select Fund and the Tax Exempt Virginia Fund paid fees of $4,300, $4,022, $2,043 and $3,797, respectively, to the Administrator for compliance consulting services.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Balanced Fund was $55,061, $75,699 and $47,967, respectively. During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Equity Fund was $62,175, $72,221 and $59,062, respectively. During the fiscal period ended March 31, 2007, the total amount of brokerage commissions paid by the Select Fund was $11,192. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2007, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $15,785,459 and $24,070, respectively, for the Balanced Fund and $24,115,525 and $34,889, respectively, for the Equity Fund.

In order to reduce the total operating expenses of the Balanced Fund and the Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2007 were $24,000 for the Balanced Fund and $24,000 for the Equity Fund.

As of March 31, 2007, the Balanced Fund held common stock issued by the parent companies of Lehman Brothers Inc. (the market value of which was $404,654), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $490,020), Wachovia Securities, LLC (the market value of which was $385,350), Goldman, Sachs & Co. (the market value of which was $309,945) and Morgan Stanley & Co., Incorporated (the market value of which was $464,684), and held debt securities issued by the parent companies of Goldman, Sachs & Co. (the market value of which was $360,861), Wachovia Securities, LLC (the market value of which was $247,085) and Morgan Stanley & Co., Incorporated (the market value of which was $249,686); the Equity Fund held common stock issued by the parent companies of Lehman Brothers Inc. (the market value of which was $478,228), Wachovia Securities, LLC (the market value of which was $467,925), Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $588,024), Goldman, Sachs & Co. (the market value of which was $371,934) and Morgan Stanley & Co., Incorporated (the market value of which was $549,351); and the Select Fund held common stock issued by the parent companies of Lehman Brothers Inc. (the market value of which was $239,639), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $244,601), Goldman, Sachs & Co. (the market value of which was $331,641) and Morgan Stanley & Co., Incorporated (the market value of which was $287,868). Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, LLC, Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated are five of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in this Prospectus or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or
(b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at www.jamestownfunds.com. The listings of Portfolio Securities are made available within 10 business days of the end of each month. The listings of Portfolio Securities on the website are available to the general public.

      o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Funds have not entered into confidentiality or trading prohibition agreements with these organizations, however the Funds make available information about their Portfolio Securities to the general public (via the Funds' website) in advance of any release of such information to these organizations.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the
            Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer of the Trust (the "CCO") may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 23.8% of the outstanding shares of the Balanced Fund, 23.1% of the outstanding shares of the Equity Fund, 55.1% of the outstanding shares of the Select Fund and 55.7% of the outstanding shares of the Tax Exempt Virginia Fund. As of June 30, 2007, Suntrust Bank as trustee for S&K Brands Inc. Employee Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 13.0% of the outstanding shares of the Balanced Fund; Capinco & Co., 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, owned of record 5.0% of the outstanding shares of the Select Fund; John M. and Joanne N. Street, 315 Cheswick Lane, Richmond,

Virginia 23229, owned of record 7.7% of the outstanding shares of the Equity Fund; and Patterson & Co., 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288, owned of record 5.1% of the Tax Exempt Virginia Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2007:


                           THE JAMESTOWN BALANCED FUND

                                         One Year  Five Years  Ten Years
                                         --------  ----------  ---------
Return Before Taxes                        6.57%      5.29%       6.09%
Return After Taxes on Distributions        4.61%      3.88%       4.51%
Return After Taxes on Distributions
  and Sale of Fund Shares                  5.66%      4.09%       4.61%

                           THE JAMESTOWN EQUITY FUND

                                         One Year  Five Years  Ten Years
                                         --------  ----------  ---------
Return Before Taxes                        6.92%      5.22%       6.12%
Return After Taxes on Distributions        5.32%      4.32%       5.19%
Return After Taxes on Distributions
  and Sale of Fund Shares                  5.96%      4.36%       5.06%

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                         One Year  Five Years  Ten Years
                                         --------  ----------  ---------
Return Before Taxes                        3.85%      3.51%       4.23%
Return After Taxes on Distributions        3.83%      3.50%       4.22%
Return After Taxes on Distributions
  and Sale of Fund Shares                  3.80%      3.53%       4.20%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1) - 1]

Where:

a =   dividends and interest earned during the period

b =   expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =   the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2007 were 1.69%, 0.58% and 3.42%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2007, based on the highest marginal combined federal and Virginia income tax rate, was 5.58%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2007, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

        LOWE, BROCKENBROUGH & CO., INC. (THE "ADVISER") AND THE JAMESTOWN
                               FUNDS (THE "FUNDS")

                      Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

Thet Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

================================================================================





                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND






                                  ANNUAL REPORT


                                 MARCH 31, 2007



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA





================================================================================

LETTER TO SHAREHOLDERS                                              MAY 14, 2007
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2007, The Jamestown Balanced Fund returned 6.6% versus a return of 9.8% for the Lipper Balanced Fund Index and a return of 9.6% for a blend of 60% S&P 500 and 40% Lehman Intermediate Government/Credit Index. The outperformance of value based equity strategies (led by Utilities, Energy, and Telecom Services) continued for a seventh year as the Russell 1000 Value Index returned 16.8% over the past year compared to 7.1% for the Russell 1000 Growth Index. While the equity portion of the Balanced Fund remains diversified across sectors, we believe that growth stocks look more attractive at this point in the market cycle. For the first time that we can measure, going back to 1977, stocks in the Russell 1000 Growth Index are cheaper than stocks in the Russell 1000 Value Index on a price-to-cash flow basis.

Given the modest level of interest rates and inflation, we continue to believe that equities are likely to outperform bonds. The equity portion of the Fund emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the Fund as economic and earnings growth slows. The equity portion of the Fund trades at 15.3X 2007 estimated earnings, which are forecast to grow 15.6%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

The Lehman Intermediate Government/Credit Bond Index rose 6.1% during the twelve month period. The fixed income portion of the portfolio has a duration that is essentially in line with the Lehman Intermediate Government/Credit Index. The portfolio continues to be overweight in corporate and agency bonds and underweight U.S. Treasury securities. The Federal Reserve is likely to hold interest rates steady until inflation begins to moderate or the economy slows more sharply.

The underperformance of the equity portion of the Fund was driven primarily by sector selection. The Fund was hurt by overweighting the Technology sector and underweighting the Utility sector. Stock selection was strong in the Utility sector, but this was offset by selection in the Energy and Consumer Staples sectors. The fixed income portion of the Fund slightly outperformed the Lehman Intermediate Government Credit Bond Index due to our overweight in corporate and agency bonds, as spreads relative to Treasury securities remained very tight.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

As of March 31, 2007, the Fund had 30.1% of its portfolio in fixed income securities, 69.0% in equity securities and 0.9% in cash equivalents.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2007, The Jamestown Equity Fund returned 6.9% versus a return of 11.8% for the S&P 500 Index. The outperformance of value based equity strategies (led by Utilities, Energy, and Telecom Services) continued for a seventh year as the Russell Value Index returned 16.8% compared to 7.1% over the past year. While the Fund remains diversified across sectors, we believe that growth stocks look more attractive at this point in the market cycle. For the first time that we can measure, going back to 1977, stocks in the Russell 1000 Growth Index are cheaper than stocks in the Russell 1000 Value Index on a price-to-cash flow basis.

The underperformance of the Fund was driven primarily by sector selection. The Fund was hurt by overweighting the Technology sector and under weighting the Utility sector. Stock selection was strong in the Utility sector, but this was offset by selection in the Energy and Consumer Staples sectors.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

The Fund emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the Fund as economic and earnings growth slows. The portfolio trades at 15.3X 2007 estimated earnings, which are forecast to grow 15.6%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

THE JAMESTOWN SELECT FUND

The Jamestown Select Fund commenced operations on October 31, 2006 and the Fund performed well during the first five months, with a return of 7.6% compared to 4.0% over that period for the S&P 500 Index. The outperformance of the Fund was driven by strong stock selection. Stock selection was positive in all of the sectors, except for a slight negative selection in Finance stocks. The Industrial and Consumer Staples sectors have experienced the best stock selection over the short life of the Fund.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

The Fund will  continue to focus on stocks  identified  by the Adviser as having the best earnings profile and are trading reasonable valuations. The Fund is overweight in the Technology, Consumer Discretionary, Health Care, and Materials sectors. The largest underweights in the portfolio are in the Energy, Telecommunications, and Utilities sectors. The portfolio trades at 14.1X 2007 estimated earnings, which are forecast to grow 14.4%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2007, The Jamestown Tax Exempt Virginia Fund recorded a total return of 3.9% compared to 4.3% for the Lehman 5-Year Municipal Index.

Following two years of increasing short-term interest rates, the Federal Reserve has kept monetary policy steady since its last rate hike in June 2006. Treasury bond yields peaked at that time, and sensing that the tightening cycle was over, bonds rallied during the last two quarters of 2006. The rally was marked by an inversion of the Treasury yield curve, with yields on longer maturities dropping below those of short maturities. Municipal bond yields also peaked in June 2006, and though the municipal yield curve did not invert, the flattening trend continued. The yield on AAA-rated municipals with maturities of 5, 10, and 30 years fell 7, 22, and 36 basis points, respectively, during the fiscal year ended March 31, 2007.

The municipal market has attracted non-traditional investors such as hedge funds, arbitrage programs and leveraged accounts, some of which do not benefit from the tax exempt nature of the interest payments. Instead, alternative accounts pursue strategies based on yield curve steepness, credit spreads, or attractive swap rates in the rapidly growing municipal derivatives market. This incremental demand, especially for the longest maturities, helped flatten the municipal yield curve.

The Fund was positioned for higher interest rates for most of the 2004-2006 tightening cycle, with a shorter average maturity and duration than that of its benchmarks. With the conclusion of the Federal Reserve's tightening cycle, the Fund's duration was lengthened modestly and is now considered neutral versus benchmarks. The Fund remains conservatively postured with its emphasis on high quality, intermediate maturities, which normally display lower price sensitivity due to changes in market yields than bonds with the longest maturities.

As of March 31, 2007, the Fund had an average effective maturity of 4.5 years, an effective duration of 3.8 years, and a 30-day yield of 3.42%, which produced a tax equivalent yield of 5.26% (assuming a maximum 35% federal tax rate).

Total assets of the Fund were $29 million as of March 31, 2007.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the fiscal year ended March 31, 2007, The Jamestown International Equity Fund returned 13.9% and the Morgan Stanley EAFE Index rose 20.2%. International equity markets continued to outperform their domestic counterparts as they have since the recovery that began in global equity markets in early 2003. Oechlse International Advisors LLC ("Oechsle"), the Fund's sub-advisor, is generally a growth-oriented manager; unfortunately, similar to the trends seen in domestic equities, value securities have continued to outperform growth oriented securities in the international market. As economic growth begins to moderate, Oechsle believes that the markets will return to companies that can continue to show earnings growth in a slower growth environment.

A string of positive surprises among leading economic indicators pointed to accelerating growth across Europe and Japan. Materials, Financials, and Industrial stocks continued to outperform. The Fund was hurt over the past twelve months by overweighting the Finance sector, with a particular emphasis on Japanese Financial stocks. The Fund has been underweight Materials and Industrials, which also detracted from performance over the period.

While Oechsle believes that the U.S. economy will likely slow behind weaker consumer spending, economic activity in the rest of the world is broadly improving. Both European and Japanese consumers appear poised to pick up any demand slack from the U.S. consumer. Business around the world appears healthy as trends in globalization, privatization, and corporate restructuring are boosting global economic activity.

Market volatility should pick up as investors differentiate between slow and fast growing companies.

Sustained moderate inflation remains a key component of Oechsle's favorable economic and investment perspective. While their outlook is broadly positive from both an economic and investment perspective, Oechsle acknowledges that there are several risks that include a sharper than expected slowdown in U.S. consumer spending, a continued sharp rise in oil and other commodities, and a surge in terrorist activities or global health risks.

The Fund currently has 49.7% invested in Continental Europe, 19.7% in the United Kingdom, 24.7% in Japan, 1.5% in the Pacific Basin outside of Japan, and 1.1% in Emerging Markets.

Sincerely,


/s/ Charles M. Caravati, III             /s/ Lawrence B. Whitlock

Charles M. Caravati, III, CFA            Lawrence B. Whitlock, Jr.
President                                President
Jamestown Balanced Fund                  Jamestown Select Fund
Jamestown Equity Fund
Jamestown International Equity Fund


                                         /s/ Joseph A. Jennings, III

                                         Joseph A. Jennings, III
                                         President
                                         Jamestown Tax Exempt Virginia Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

  STANDARD & POOR'S 500 INDEX      THE JAMESTOWN BALANCED FUND     CONSUMER PRICE INDEX
  ----------------------------     ----------------------------    ---------------------

         DATE      VALUE                 DATE       VALUE             DATE       VALUE
         ----      -----                 ----       -----             ----       -----
       03/31/97   $10,000               03/31/97   $10,000           03/31/97   $10,000
       06/30/97    11,746               06/30/97    11,131           06/30/97    10,019
       09/30/97    12,626               09/30/97    11,684           09/30/97    10,063
       12/31/97    12,988               12/31/97    11,967           12/31/97    10,125
       03/31/98    14,800               03/31/98    13,242           03/31/98    10,137
       06/30/98    15,289               06/30/98    13,312           06/30/98    10,194
       09/30/98    13,768               09/30/98    12,141           09/30/98    10,237
       12/31/98    16,700               12/31/98    14,154           12/31/98    10,280
       03/31/99    17,532               03/31/99    14,242           03/31/99    10,305
       06/30/99    18,768               06/30/99    14,683           06/30/99    10,399
       09/30/99    17,596               09/30/99    14,266           09/30/99    10,455
       12/31/99    20,214               12/31/99    15,777           12/31/99    10,537
       03/31/00    20,678               03/31/00    16,507           03/31/00    10,637
       06/30/00    20,128               06/30/00    16,734           06/30/00    10,743
       09/30/00    19,933               09/30/00    16,246           09/30/00    10,825
       12/31/01    18,376               12/31/00    15,911           12/31/00    10,906
       03/31/01    16,197               03/31/01    14,418           03/31/01    11,013
       06/30/01    17,144               06/30/01    14,563           06/30/01    11,132
       09/30/01    14,628               09/30/01    13,181           09/30/01    11,119
       12/31/01    16,191               12/31/01    14,117           12/31/01    11,113
       03/31/02    16,235               03/31/02    13,955           03/31/02    11,138
       06/30/02    14,060               06/30/02    13,335           06/30/02    11,263
       09/30/02    11,630               09/30/02    12,350           09/30/02    11,319
       12/31/02    12,612               12/31/02    12,648           12/31/02    11,357
       03/31/03    12,214               03/31/03    12,551           03/31/03    11,469
       06/30/03    14,095               06/30/03    13,710           06/30/03    11,494
       09/30/03    14,468               09/30/03    13,792           09/30/03    11,563
       12/31/03    16,229               12/31/03    14,725           12/31/03    11,558
       03/31/04    16,504               03/31/04    15,098           03/31/04    11,664
       06/30/04    16,788               06/30/04    15,225           06/30/04    11,846
       09/30/04    16,475               09/30/04    15,102           09/30/04    11,871
       12/31/04    17,995               12/31/04    15,739           12/31/04    11,965
       03/31/05    17,609               03/31/05    15,525           03/31/05    12,109
       06/30/05    17,850               06/30/05    15,717           06/30/05    12,274
       09/30/05    18,493               09/30/05    16,234           09/30/05    12,400
       12/31/05    18,879               12/31/05    16,526           12/31/05    12,476
       03/31/06    19,674               03/31/06    16,943           03/31/06    12,546
       06/30/06    19,390               06/30/06    16,394           06/30/06    12,786
       09/30/06    20,489               09/30/06    17,082           09/30/06    12,874
       12/31/06    21,861               12/31/06    17,874           12/31/06    12,722
       03/31/07    22,001               03/31/07    18,056           03/31/07    12,848


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)
                                     (for periods ended March 31, 2007)

                                         1 YEAR   5 YEARS   10 YEARS
The Jamestown Balanced Fund               6.57%    5.29%      6.09%
Standard & Poor's 500 Index              11.83%    6.27%      8.20%
Consumer Price Index                      2.41%    2.90%      2.54%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
    EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

  STANDARD & POOR'S 500 INDEX      THE JAMESTOWN EQUITY FUND       CONSUMER PRICE INDEX
  ----------------------------     --------------------------      ---------------------

         DATE      VALUE                 DATE      VALUE              DATE      VALUE
         ----      -----                 ----      -----              ----      -----
       03/31/97   $10,000              03/31/97   $10,000           03/31/97   $10,000
       06/30/97    11,746              06/30/97    11,533           06/30/97    10,019
       09/30/97    12,626              09/30/97    12,223           09/30/97    10,063
       12/31/97    12,988              12/31/97    12,553           12/31/97    10,125
       03/31/98    14,800              03/31/98    14,374           03/31/98    10,137
       06/30/98    15,289              06/30/98    14,353           06/30/98    10,194
       09/30/98    13,768              09/30/98    12,263           09/30/98    10,237
       12/31/98    16,700              12/31/98    15,562           12/31/98    10,280
       03/31/99    17,532              03/31/99    15,571           03/31/99    10,305
       06/30/99    18,768              06/30/99    16,419           06/30/99    10,399
       09/30/99    17,596              09/30/99    15,660           09/30/99    10,455
       12/31/99    20,214              12/31/99    18,153           12/31/99    10,537
       03/31/00    20,678              03/31/00    19,314           03/31/00    10,637
       06/30/00    20,128              06/30/00    19,633           06/30/00    10,743
       09/30/00    19,933              09/30/00    18,542           09/30/00    10,825
       12/31/00    18,376              12/31/00    17,842           12/31/00    10,906
       03/31/01    16,197              03/31/01    15,163           03/31/01    11,013
       06/30/01    17,144              06/30/01    15,368           06/30/01    11,132
       09/30/01    14,628              09/30/01    12,859           09/30/01    11,119
       12/31/01    16,191              12/31/01    14,313           12/31/01    11,113
       03/31/02    16,235              03/31/02    14,039           03/31/02    11,138
       06/30/02    14,060              06/30/02    12,848           06/30/02    11,263
       09/30/02    11,630              09/30/02    10,966           09/30/02    11,319
       12/31/02    12,612              12/31/02    11,322           12/31/02    11,357
       03/31/03    12,214              03/31/03    11,070           03/31/03    11,469
       06/30/03    14,095              06/30/03    12,577           06/30/03    11,494
       09/30/03    14,468              09/30/03    12,676           09/30/03    11,563
       12/31/03    16,229              12/31/03    14,002           12/31/04    11,558
       03/31/04    16,504              03/31/04    14,402           03/31/04    11,664
       06/30/04    16,788              06/30/04    14,725           06/30/04    11,846
       09/30/04    16,475              09/30/04    14,413           09/30/04    11,871
       12/31/04    17,995              12/31/04    15,276           12/31/04    11,965
       03/31/05    17,609              03/31/05    15,027           03/31/05    12,109
       06/30/05    17,850              06/30/05    15,146           06/30/05    12,274
       09/30/05    18,493              09/30/05    15,924           09/30/05    12,400
       12/31/05    18,879              12/31/05    16,302           12/31/05    12,476
       03/31/06    19,674              03/31/06    16,933           03/31/06    12,546
       06/30/06    19,390              06/30/06    16,139           06/30/06    12,786
       09/30/06    20,489              09/30/06    16,869           09/30/06    12,874
       12/31/06    21,861              12/31/06    17,929           12/31/06    12,722
       03/31/07    22,001              03/31/07    18,105           03/31/07    12,848


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)
                                     (for periods ended March 31, 2007)

                                         1 YEAR   5 YEARS   10 YEARS
The Jamestown Equity Fund                 6.92%    5.22%      6.12%
Standard & Poor's 500 Index              11.83%    6.27%      8.20%
Consumer Price Index                      2.41%    2.90%      2.54%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                                [GRAPHIC OMITTED]

          STANDARD & POOR'S 500 INDEX      THE JAMESTOWN SELECT FUND
          ----------------------------     --------------------------

                 DATE      VALUE                DATE       VALUE
                 ----      -----                ----       -----
               10/31/06   $10,000              10/31/06   $10,000
               12/31/06    10,333              12/31/06    10,435
               03/31/07    10,399              03/31/07    10,755

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                              Total Return(a)
                                     (for period ended March 31, 2007)

                                             SINCE INCEPTION*
The Jamestown Select Fund                          7.55%
Standard & Poor's 500 Index                        3.99%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                    INDEX AND THE LEHMAN MUNICIPAL BOND INDEX

                                [GRAPHIC OMITTED]

  LEHMAN MUNICIPAL BOND INDEX      THE JAMESTOWN TAX EXEMPT VIRGINIA FUND       LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
  ----------------------------     ---------------------------------------      ----------------------------------------
         DATE      VALUE                       DATE       VALUE
         ----      -----                       ----       -----                           DATE       VALUE
       03/31/97   $10,000                     03/31/97   $10,000                          ----       -----
       06/30/97    10,344                     06/30/97    10,269                         03/31/97   $10,000
       09/30/97    10,656                     09/30/97    10,486                         06/30/97    10,264
       12/31/97    10,945                     12/31/97    10,717                         09/30/97    10,516
       03/31/98    11,071                     03/31/98    10,800                         12/31/97    10,743
       06/30/98    11,240                     06/30/98    10,928                         03/31/98    10,846
       09/30/98    11,585                     09/30/98    11,250                        6/30/1998    10,978
       12/31/98    11,655                     12/31/98    11,296                        9/30/1998    11,282
       03/31/99    11,758                     03/31/99    11,332                         12/31/98    11,346
       06/30/99    11,550                     06/30/99    11,158                         03/31/99    11,410
       09/30/99    11,504                     09/30/99    11,151                         06/30/99    11,219
       12/31/99    11,415                     12/31/99    11,100                         09/30/99    11,226
       03/31/00    11,749                     03/31/00    11,337                         12/31/99    11,191
       06/30/00    11,926                     06/30/00    11,463                         03/31/00    11,388
       09/30/00    12,215                     09/30/00    11,695                        6/30/2000    11,526
       12/31/00    12,749                     12/31/00    12,097                         09/30/00    11,767
       03/31/01    13,032                     03/31/01    12,354                         12/31/00    12,161
       06/30/01    13,117                     06/30/01    12,412                         03/31/01    12,436
       09/30/01    13,485                     09/30/01    12,697                         06/30/01    12,528
       12/31/01    13,403                     12/31/01    12,635                         09/30/01    12,852
       03/31/02    13,529                     03/31/02    12,732                         12/31/01    12,744
       06/30/02    14,024                     06/30/02    13,131                         03/31/02    12,836
       09/30/02    14,690                     09/30/02    13,676                         06/30/02    13,291
       12/31/02    14,690                     12/31/02    13,688                         09/30/02    13,805
       03/31/03    14,866                     03/31/03    13,781                         12/31/02    13,808
       06/30/03    15,250                     06/30/03    14,061                         03/31/03    13,944
       09/30/03    15,262                     09/30/03    14,048                         06/30/03    14,251
       12/31/03    15,470                     12/31/03    14,142                         09/30/03    14,280
       03/31/04    15,738                     03/31/04    14,279                         12/31/03    14,410
       06/30/04    15,365                     06/30/04    13,999                         03/31/04    14,577
       09/30/04    15,961                     09/30/04    14,373                         06/30/04    14,289
       12/31/04    16,161                     12/31/04    14,445                         09/30/04    14,716
       03/31/05    16,155                     03/31/05    14,305                         12/31/04    14,820
       06/30/05    16,628                     06/30/05    14,600                         03/31/05    14,711
       09/30/05    16,608                     09/30/05    14,540                         06/30/05    15,063
       12/31/05    16,729                     12/31/05    14,597                         09/30/05    15,034
       03/31/06    16,770                     03/31/06    14,567                         12/31/05    15,119
       06/30/06    16,775                     06/30/06    14,583                         03/31/06    15,134
       09/30/06    17,347                     09/30/06    14,934                         06/30/06    15,140
       12/31/06    17,539                     12/31/06    15,025                         09/30/06    15,588
       03/31/07    17,681                     03/31/07    15,128                         12/31/06    15,703
                                                                                         03/31/07    15,822


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2007)

                                               1 YEAR   5 YEARS   10 YEARS
The Jamestown Tax Exempt Virginia Fund          3.85%    3.51%      4.23%
Lipper Intermediate Municipal Fund Index        4.55%    4.27%      4.69%
Lehman Municipal Bond Index                     5.43%    5.50%      5.86%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR
                             EAST INDEX (EAFE INDEX)

                                [GRAPHIC OMITTED]

      MORGAN STANLEY EUROPE, AUSTRALIA AND     THE JAMESTOWN INTERNATIONAL
           FAR EAST INDEX (EAFE INDEX)                 EQUITY FUND
      ------------------------------------     ---------------------------

               DATE      VALUE                        DATE      VALUE
               ----      -----                        ----      -----
             03/31/97   $10,000                     03/31/97   $10,000
             06/30/97    11,297                     06/30/97    11,580
             09/30/97    11,217                     09/30/97    12,080
             12/31/97    10,339                     12/31/97    11,151
             03/31/98    11,859                     03/31/98    12,967
             06/30/98    11,985                     06/30/98    13,574
             09/30/98    10,282                     09/30/98    11,702
             12/31/98    12,406                     12/31/98    13,822
             03/31/99    12,579                     03/31/99    14,090
             06/30/99    12,898                     06/30/99    14,711
             09/30/99    13,466                     09/30/99    15,600
             12/31/99    15,753                     12/31/99    19,297
             03/31/00    15,738                     03/31/00    19,635
             06/30/00    15,115                     06/30/00    17,950
             09/30/00    13,896                     09/30/00    16,492
             12/31/00    13,522                     12/31/00    15,358
             03/31/01    11,664                     03/31/01    13,098
             06/30/01    11,542                     06/30/01    12,676
             09/30/01     9,926                     09/30/01    10,386
             12/31/01    10,618                     12/31/01    11,170
             03/31/02    10,672                     03/31/02    11,309
             06/30/02    10,446                     06/30/02    10,805
             09/30/02     8,384                     09/30/02     8,488
             12/31/02     8,926                     12/31/02     8,916
             03/31/03     8,193                     03/31/03     8,009
             06/30/03     9,772                     06/30/03     9,520
             09/30/03    10,565                     09/30/03    10,116
             12/31/03    12,368                     12/31/03    11,571
             03/31/04    12,904                     03/31/04    12,031
             06/30/04    12,932                     06/30/04    11,980
             09/30/04    12,896                     09/30/04    11,660
             12/31/04    14,872                     12/31/04    13,491
             03/31/05    14,848                     03/31/05    13,295
             06/30/05    14,700                     06/30/05    12,884
             09/30/05    16,225                     09/30/05    14,327
             12/31/05    16,887                     12/31/05    15,222
             03/31/06    18,475                     03/31/06    16,559
             06/30/06    18,604                     06/30/06    16,442
             09/30/06    19,335                     09/30/06    17,013
             12/31/06    21,337                     12/31/06    18,384
             03/31/07    22,207                     03/31/07    18,854

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2007)

                                               1 YEAR   5 YEARS   10 YEARS
The Jamestown International Equity Fund        13.86%    10.76%     6.55%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)                  20.20%    15.78%     8.31%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------------     TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    Cisco Systems, Inc.                  1.9%
                                     General Electric Company             1.8%
Cash Equivalents    0.9%             PepsiCo, Inc.                        1.6%
Fixed Income       30.1%             Microsoft Corporation                1.5%
Common Stocks      69.0%             American International Group         1.3%
                                     AT&T, Inc.                           1.3%
                                     Bank of America Corporation          1.3%
                                     Thermo Fisher Scientific, Inc.       1.2%
                                     Oracle Corporation                   1.1%
                                     ITT Corporation                      1.1%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.0% OF NET ASSETS)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                THE
                             JAMESTOWN
                              BALANCED   S&P 500
                                FUND      INDEX
------------------------------------------------
Consumer Discretionary          9.4%      10.5%
Consumer Staples                7.4%       9.6%
Energy                          7.6%      10.1%
Financials                     20.5%      21.6%
Health Care                    14.5%      11.9%
Industrials                    14.4%      10.9%
Information Technology         19.7%      14.9%
Materials                       3.5%       3.1%
Telecommunication Services      3.0%       3.7%
Utilities                       0.0%       3.7%


FIXED-INCOME PORTFOLIO ( 30.1% OF NET ASSETS)    SECTOR BREAKDOWN
---------------------------------------------    -------------------------------
Average Weighted Maturity (Years)       4.54     U.S. Treasury             8.9%
Average Duration (Years)                3.55     U.S. Government Agency   20.7%
Average Coupon                          5.71%    Mortgage-Backed          20.5%
Average Yield to Maturity               5.18%    Corporate                46.7%
                                                 Municipal                 1.7%
                                                 Regional Authority        1.5%


              CREDIT QUALITY           % OF FIXED INCOME PORTFOLIO
              ----------------------------------------------------
              AAA                                  2.5%
              AA                                   9.4%
              A                                   30.6%
              BAA                                  8.7%
              U.S. Treasury                        8.7%
              U.S. Government Agency              40.1%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------------     TEN LARGEST HOLDINGS             NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    Cisco Systems, Inc.                 2.7%
                                     General Electric Company            2.6%
Cash Equivalents    0.4%             PepsiCo, Inc.                       2.3%
Stocks             99.6%             Microsoft Corporation               2.1%
                                     AT&T, Inc.                          2.0%
                                     American International Group        1.8%
                                     Thermo Fisher Scientific, Inc.      1.8%
                                     Bank of America Corporation         1.8%
                                     Oracle Corporation                  1.7%
                                     ITT Corporation                     1.6%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                                THE
                                                             JAMESTOWN
                                                               EQUITY    S&P 500
                                                                FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                                          9.5%      10.5%
Consumer Staples                                                6.8%       9.6%
Energy                                                          7.5%      10.1%
Financials                                                     20.4%      21.6%
Health Care                                                    14.5%      11.9%
Industrials                                                    14.2%      10.9%
Information Technology                                         19.4%      14.9%
Materials                                                       3.6%       3.1%
Telecommunication Services                                      3.1%       3.7%
Utilities                                                       0.0%       3.7%
Cash Equivalents                                                1.0%       0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------     TEN LARGEST HOLDINGS              NET ASSETS
                                    --------------------------------------------
        [GRAPHIC OMITTED]           Medco Health Solutions, Inc.         1.8%
                                    Goldman Sachs Group, Inc.            1.7%
Cash Equivalents        0.5%        J.C. Penney Company, Inc.            1.7%
Stocks                 99.5%        Terex Corporation                    1.6%
                                    Kroger Company                       1.6%
                                    Sherwin-Williams Company             1.6%
                                    Grant Prideco, Inc.                  1.6%
                                    CIGNA Corporation                    1.5%
                                    Morgan Stanley                       1.5%
                                    MEMC Electronic Materials, Inc.      1.5%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                               THE
                                                            JAMESTOWN
                                                              SELECT    S&P 500
                                                               FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                                        14.0%      10.5%
Consumer Staples                                               8.4%       9.6%
Energy                                                         7.2%      10.1%
Financials                                                    18.7%      21.6%
Health Care                                                   12.2%      11.9%
Industrials                                                   10.9%      10.9%
Information Technology                                        19.8%      14.9%
Materials                                                      5.5%       3.1%
Telecommunication Services                                     1.5%       3.7%
Utilities                                                      1.3%       3.7%
Cash Equivalents                                               0.5%       0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

        CHARACTERISTICS             MATURITY BREAKDOWN (% OF PORTFOLIO)
       (WEIGHTED AVERAGE)           --------------------------------------------
-------------------------------
Current Yield             3.42%                   [GRAPHIC OMITTED]
Tax-Equivalent Yield*     5.26%
Average Maturity      4.5 years           0-2 Years                     25%
Average Duration      3.8 years           2-5 Years                     31%
Average Quality             AA+           5-10 Years                    44%
Number of Issues             40

*     Assumes a maximum 35.0% federal tax rate.

CREDIT QUALITY (% OF PORTFOLIO)     SECTOR DIVERSIFICATION (% OF PORTFOLIO)
-------------------------------     --------------------------------------------

       [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

AAA            62.3%                Revenues                           56.5%
AA             37.7%                Government Guaranteed              29.3%
                                    Floating Rate Notes                 2.6%
                                    General Obligations                11.6%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------   TEN LARGEST HOLDINGS     COUNTRY    NET ASSETS
                                  ----------------------------------------------
       [GRAPHIC OMITTED]          Mitsubishi Estate
                                    Company Ltd.            Japan         2.8%
Cash Equivalents    3.3%          Koninkijke (Royal)
Stocks             96.7%            KPN NV               Netherlands      2.4%
                                  Repsol YPF SA             Spain         2.3%
                                  GlaxoSmithKline PLC  United Kingdom     2.2%
                                  Suez SA                  France         2.0%
                                  Land Securities
                                    Group PLC          United Kingdom     2.0%
                                  ENI SpA                   Italy         1.9%
                                  SAP AG                   Germany        1.9%
                                  Siemens AG               Germany        1.8%
                                  Mitsubishi UFJ Financial
                                    Group, Inc.             Japan         1.8%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  THE JAMESTOWN    MORGAN
                   INTERNATIONAL   STANLEY
                      EQUITY         EAFE
                       FUND         INDEX
                   -----------------------
Denmark                 0.8%         8.9%
Finland                 1.2%         1.5%
France                 10.3%        10.0%
Germany                10.8%         7.7%
Greece                  1.1%         0.7%
Italy                   4.8%         3.8%
Japan                  24.7%        22.5%
Netherlands             7.7%         3.5%
Norway                  1.0%         1.0%
Poland                  0.3%         0.0%
Portugal                0.6%         0.4%
Singapore               1.5%         1.0%
South Korea             0.8%         0.0%
Spain                   3.3%         4.0%
Sweden                  2.4%         2.6%
Switzerland             5.7%         6.6%
United Kingdom         19.7%        23.6%
Other                   0.0%         2.2%
Cash Equivalents        3.3%         0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
==========================================================================================================================
                                                                                                JAMESTOWN      JAMESTOWN
                                                   JAMESTOWN      JAMESTOWN      JAMESTOWN     TAX EXEMPT    INTERNATIONAL
                                                    BALANCED        EQUITY         SELECT       VIRGINIA         EQUITY
                                                      FUND           FUND           FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost........................   $37,251,479   $  28,661,238   $19,001,275   $ 28,203,746   $  17,279,454
                                                  ===========   =============   ===========   ============   =============
    At value (Note 1)..........................   $45,486,799   $  37,359,283   $19,789,306   $ 28,646,667   $  25,143,381
  Cash.........................................            --              --            --             --         768,891
  Cash denominated in
    foreign currency(a) (Note 5)...............            --              --            --             --          62,062
  Dividends and interest receivable............       202,662          35,676        14,124        376,739          61,679
  Receivable for investment securities sold....       349,543         414,711       240,152             --              --
  Receivable for capital shares sold...........            --          12,910            --             --              --
  Other assets.................................         1,190           5,767         8,397          6,376           1,306
                                                  -----------   -------------   -----------   ------------   -------------
    TOTAL ASSETS...............................    46,040,194      37,828,347    20,051,979     29,029,782      26,037,319
                                                  -----------   -------------   -----------   ------------   -------------

LIABILITIES
  Distributions payable........................       117,436         170,157            --         14,391              --
  Payable for securities purchased.............       412,868         487,184       824,739             --          11,893
  Payable for capital shares redeemed..........        11,953          17,875            --         22,037              --
  Accrued investment advisory fees (Note 3)....        25,054          20,373        11,803          8,380          18,460
  Accrued administration fees (Note 3).........         5,300           4,400         4,000          3,600           4,300
  Accrued compliance fees (Note 3).............           550             500           400            450             600
  Net unrealized depreciation on
    forward foreign currency
    exchange contracts (Note 6)................            --              --            --             --               9
  Other accrued expenses.......................         6,777               3         1,891             --          12,243
                                                  -----------   -------------   -----------   ------------   -------------
      TOTAL LIABILITIES........................       579,938         700,492       842,833         48,858          47,505
                                                  -----------   -------------   -----------   ------------   -------------

NET ASSETS.....................................   $45,460,256   $  37,127,855   $19,209,146   $ 28,980,924   $  25,989,814
                                                  ===========   =============   ===========   ============   =============

Net assets consist of:
  Paid-in capital..............................   $37,253,297   $  28,460,644   $18,376,352   $ 28,518,201   $  33,584,050
  Accumulated undistributed net
    investment income..........................        14,151           3,383            --         13,101              --
  Accumulated net realized gains (losses)
    from security transactions.................       (42,512)        (34,217)       44,763          6,701     (15,459,107)
  Net unrealized appreciation on investments...     8,235,320       8,698,045       788,031        442,921       7,863,927
  Net unrealized appreciation on translation
    of assets and liabilities in foreign
    currencies.................................            --              --            --             --             944
                                                  -----------   -------------   -----------   ------------   -------------
Net assets.....................................   $45,460,256   $  37,127,855   $19,209,146   $ 28,980,924   $  25,989,814
                                                  ===========   =============   ===========   ============   =============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)................................     3,128,473       2,049,287     1,789,132      2,880,038       1,799,722
                                                  ===========   =============   ===========   ============   =============

Net asset value, offering price and redemption
  price per share(b)...........................   $     14.53   $       18.12   $     10.74   $      10.06   $       14.44
                                                  ===========   =============   ===========   ============   =============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $61,676.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007 (a)
=============================================================================================================
                                                                                   JAMESTOWN      JAMESTOWN
                                            JAMESTOWN     JAMESTOWN   JAMESTOWN    TAX EXEMPT   INTERNATIONAL
                                             BALANCED      EQUITY       SELECT      VIRGINIA       EQUITY
                                               FUND         FUND        FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ............................   $   526,627   $  556,151    $ 93,381   $    18,541     $  503,731
  Foreign withholding taxes on dividends          (705)        (798)         --            --        (62,190)
  Interest .............................       857,023        8,751          --     1,289,700         18,045
                                           -----------   ----------    --------   -----------     ----------
    TOTAL INVESTMENT INCOME ............     1,382,945      564,104      93,381     1,308,241        459,586
                                           -----------   ----------    --------   -----------     ----------

EXPENSES
  Investment advisory fees (Note 3) ....       333,469      256,100      44,864       120,199        234,799
  Administration fees (Note 3) .........        69,796       55,408      14,000        43,775         46,886
  Professional fees ....................        19,087       16,783       1,257        14,583         18,382
  Trustees' fees and expenses ..........        12,513       12,513       6,703        12,513         12,513
  Custodian fees .......................        11,004        8,381      11,776         5,056         43,233
  Pricing costs ........................         8,764        2,018         810         5,792         31,693
  Compliance consulting fees (Note 3) ..         6,740        5,662       2,043         4,977          5,623
  Postage and supplies .................         5,680        6,672       1,939         4,696          5,011
  Registration fees ....................         3,159        3,837       1,833         1,343          4,412
  Printing of shareholder reports ......         3,147        4,734         825         1,868          2,393
  Insurance expense ....................         4,118        3,229          --         2,434          1,828
  Other expenses .......................         4,518        7,199       2,517         8,137          5,380
                                           -----------   ----------    --------   -----------     ----------
    TOTAL EXPENSES .....................       481,995      382,536      88,567       225,373        412,153
  Fees waived by the Adviser (Note 3) ..            --           --     (13,793)      (18,030)       (74,042)
  Expenses reimbursed through a directed
    brokerage arrangement (Note 4) .....       (24,000)     (24,000)         --            --             --
                                           -----------   ----------    --------   -----------     ----------
    NET EXPENSES .......................       457,995      358,536      74,774       207,343        338,111
                                           -----------   ----------    --------   -----------     ----------

NET INVESTMENT INCOME ..................       924,950      205,568      18,607     1,100,898        121,475
                                           -----------   ----------    --------   -----------     ----------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains from:
    Security transactions ..............     3,640,165    3,061,081      47,884        20,776        916,382
    Foreign currency transactions ......            --           --          --            --          1,717
  Net change in unrealized appreciation/
    depreciation on:
    Investments ........................    (1,428,467)    (687,674)    788,031        13,207      2,074,541
    Foreign currency translation .......            --           --          --            --            897
                                           -----------   ----------    --------   -----------     ----------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS
  AND FOREIGN CURRENCIES ...............     2,211,698    2,373,407     835,915        33,983      2,993,537
                                           -----------   ----------    --------   -----------     ----------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .....................   $ 3,136,648   $2,578,975    $854,522   $ 1,134,881     $3,115,012
                                           ===========   ==========    ========   ===========     ==========

(a) Except for the Jamestown Select Fund, which represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                         JAMESTOWN                     JAMESTOWN
                                                       BALANCED FUND                  EQUITY FUND
                                                --------------------------------------------------------
                                                    YEAR           YEAR           YEAR          YEAR
                                                    ENDED         ENDED           ENDED         ENDED
                                                  MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                    2007           2006           2007          2006
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .....................   $    924,950   $  1,074,156   $    205,568   $   152,092
  Net realized gains on security transactions      3,640,165      3,960,067      3,061,081     3,030,933
  Net change in unrealized appreciation/
    depreciation on investments .............     (1,428,467)       475,466       (687,674)    1,861,077
                                                ------------   ------------   ------------   -----------
Net increase in net assets from operations ..      3,136,648      5,509,689      2,578,975     5,044,102
                                                ------------   ------------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................       (956,689)    (1,102,478)      (203,630)     (151,097)
  From net realized gains from
    security transactions ...................     (3,490,662)    (3,872,793)    (3,027,251)   (3,031,520)
                                                ------------   ------------   ------------   -----------
Net decrease in net assets from
  distributions to shareholders .............     (4,447,351)    (4,975,271)    (3,230,881)   (3,182,617)
                                                ------------   ------------   ------------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................        733,118      2,477,785      1,955,767     1,520,283
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders ............................      4,156,986      4,684,832      2,926,496     2,887,949
  Payments for shares redeemed ..............    (14,998,174)   (13,052,698)    (9,872,194)   (5,752,829)
                                                ------------   ------------   ------------   -----------
Net decrease in net assets from
  capital share transactions ................    (10,108,070)    (5,890,081)    (4,989,931)   (1,344,597)
                                                ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .............................    (11,418,773)    (5,355,663)    (5,641,837)      516,888

NET ASSETS
  Beginning of year .........................     56,879,029     62,234,692     42,769,692    42,252,804
                                                ------------   ------------   ------------   -----------
  End of year ...............................   $ 45,460,256   $ 56,879,029   $ 37,127,855   $42,769,692
                                                ============   ============   ============   ===========

ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME .....................   $     14,151   $    (37,454)  $      3,383   $     1,445
                                                ============   ============   ============   ===========

CAPITAL SHARE ACTIVITY
  Sold ......................................         49,158        165,132        105,603        82,920
  Reinvested ................................        283,046        313,505        160,560       160,456
  Redeemed ..................................     (1,002,168)      (850,187)      (534,434)     (314,377)
                                                ------------   ------------   ------------   -----------
  Net decrease in shares outstanding ........       (669,964)      (371,550)      (268,271)      (71,001)
  Shares outstanding, beginning of year .....      3,798,437      4,169,987      2,317,558     2,388,559
                                                ------------   ------------   ------------   -----------
  Shares outstanding, end of year ...........      3,128,473      3,798,437      2,049,287     2,317,558
                                                ============   ============   ============   ===========

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================================
                                                                                             PERIOD
                                                                                              ENDED
                                                                                            MARCH 31,
                                                                                             2007 (a)
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................................................................   $    18,607
  Net realized gains on security transactions ..........................................        47,884
  Net change in unrealized appreciation/depreciation on investments ....................       788,031
                                                                                           -----------
Net increase in net assets from operations .............................................       854,522
                                                                                           -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................................................       (18,607)
  From net realized gain from security transaction .....................................        (3,121)
                                                                                           -----------
  Net decrease in net assets from distributions to shareholders ........................       (21,728)
                                                                                           -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................................................    18,357,722
  Net asset value of shares issued in reinvestment of distributions to shareholders ....        21,278
  Payments for shares redeemed .........................................................        (2,648)
                                                                                           -----------
Net increase in net assets from capital share transactions .............................    18,376,352
                                                                                           -----------

TOTAL INCREASE IN NET ASSETS ...........................................................    19,209,146

NET ASSETS
  Beginning of period ..................................................................            --
                                                                                           -----------
  End of period ........................................................................   $19,209,146
                                                                                           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ........................................   $        --
                                                                                           ===========

CAPITAL SHARE ACTIVITY
  Sold .................................................................................     1,787,340
  Reinvested ...........................................................................         2,042
  Redeemed .............................................................................          (250)
                                                                                           -----------
  Net increase in shares outstanding ...................................................     1,789,132
  Shares outstanding, beginning of period ..............................................            --
                                                                                           -----------
  Shares outstanding, end of period ....................................................     1,789,132
                                                                                           ===========

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                          JAMESTOWN TAX EXEMPT             JAMESTOWN
                                                             VIRGINIA FUND         INTERNATIONAL EQUITY FUND
                                                       -------------------------   -------------------------
                                                           YEAR          YEAR          YEAR         YEAR
                                                          ENDED         ENDED         ENDED         ENDED
                                                        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                           2007          2006          2007          2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $ 1,100,898   $ 1,091,469   $   121,475   $   175,330
  Net realized gains (losses) from:
    Security transactions ..........................        20,776        26,160       916,382       939,193
    Foreign currency transactions ..................            --            --         1,717        (2,031)
  Net change in unrealized appreciation/
    depreciation on:
    Investments ....................................        13,207      (554,553)    2,074,541     3,281,131
    Foreign currency translation ...................            --            --           897            62
                                                       -----------   -----------   -----------   -----------
Net increase in net assets from operations .........     1,134,881       563,076     3,115,012     4,393,685
                                                       -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................    (1,070,348)   (1,089,001)     (138,528)     (164,170)
  From net realized gains from
    security transactions ..........................       (36,397)           --            --            --
  In excess of net investment income ...............            --            --        (6,400)           --
                                                       -----------   -----------   -----------   -----------
Net decrease in net assets from distributions
  to shareholders ..................................    (1,106,745)   (1,089,001)     (144,928)     (164,170)
                                                       -----------   -----------   -----------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................     2,492,050     1,971,725     3,834,061       764,281
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ...............       879,398       867,903       138,102       161,289
  Proceeds from redemption
    fees collected (Note 1) ........................            --            --           290             5
  Payments for shares redeemed .....................    (4,840,151)   (3,451,665)   (2,552,645)   (3,820,953)
                                                       -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from
  capital share transactions .......................    (1,468,703)     (612,037)    1,419,808    (2,895,378)
                                                       -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .......................................    (1,440,567)   (1,137,962)    4,389,892     1,334,137

NET ASSETS
  Beginning of year ................................    30,421,491    31,559,453    21,599,922    20,265,785
                                                       -----------   -----------   -----------   -----------
  End of year ......................................   $28,980,924   $30,421,491   $25,989,814   $21,599,922
                                                       ===========   ===========   ===========   ===========

ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME ................................   $    13,101   $    10,932   $        --   $    15,336
                                                       ===========   ===========   ===========   ===========

CAPITAL SHARE ACTIVITY
  Sold .............................................       247,500       193,535       284,512        64,093
  Reinvested .......................................        87,361        85,055        10,317        14,029
  Redeemed .........................................      (481,104)     (338,953)     (188,193)     (347,821)
                                                       -----------   -----------   -----------   -----------
  Net increase (decrease) in shares outstanding ....      (146,243)      (60,363)      106,636      (269,699)
  Shares outstanding, beginning of year ............     3,026,281     3,086,644     1,693,086     1,962,785
                                                       -----------   -----------   -----------   -----------
  Shares outstanding, end of year ..................     2,880,038     3,026,281     1,799,722     1,693,086
                                                       ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                                     -----------------------------------------------
                                                       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 14.97   $ 14.92   $ 15.40   $ 13.76   $ 15.66
                                                     -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income ..........................      0.27      0.26      0.29      0.27      0.31
  Net realized and unrealized gains
      (losses) on investments ....................      0.69      1.06      0.14      2.48     (1.88)
                                                     -------   -------   -------   -------   -------
Total from investment operations .................      0.96      1.32      0.43      2.75     (1.57)
                                                     -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income ...........     (0.29)    (0.27)    (0.30)    (0.29)    (0.33)
  Distributions from net realized gains ..........     (1.11)    (1.00)    (0.61)    (0.82)       --
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (1.40)    (1.27)    (0.91)    (1.11)    (0.33)
                                                     -------   -------   -------   -------   -------

Net asset value at end of year ...................   $ 14.53   $ 14.97   $ 14.92   $ 15.40   $ 13.76
                                                     =======   =======   =======   =======   =======

Total return (a) .................................      6.57%     9.14%     2.83%    20.29%   (10.06%)
                                                     =======   =======   =======   =======   =======

Net assets at end of year (000's) ................   $45,460   $56,879   $62,235   $63,838   $65,339
                                                     =======   =======   =======   =======   =======

Ratio of gross expenses to average net assets ....      0.94%     0.93%     0.92%     0.91%     0.90%

Ratio of net expenses to average net assets(b) ...      0.89%     0.89%     0.88%     0.88%     0.87%

Ratio of net investment income to
  average net assets .............................      1.80%     1.72%     1.87%     1.77%     2.12%

Portfolio turnover rate ..........................        40%       49%       29%       36%       38%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                                     -----------------------------------------------
                                                       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 18.45   $ 17.69   $ 18.28   $ 14.47   $ 18.40
                                                     -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income ..........................      0.10      0.07      0.12      0.05      0.04
  Net realized and unrealized gains
    (losses) on investments ......................      1.15      2.11      0.65      4.30     (3.93)
                                                     -------   -------   -------   -------   -------
Total from investment operations .................      1.25      2.18      0.77      4.35     (3.89)
                                                     -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income ...........     (0.10)    (0.07)    (0.12)    (0.05)    (0.04)
  Distributions from net realized gains ..........     (1.48)    (1.35)    (1.24)    (0.49)       --
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (1.58)    (1.42)    (1.36)    (0.54)    (0.04)
                                                     -------   -------   -------   -------   -------

Net asset value at end of year ...................   $ 18.12   $ 18.45   $ 17.69   $ 18.28   $ 14.47
                                                     =======   =======   =======   =======   =======

Total return(a) ..................................      6.92%    12.69%     4.34%    30.10%   (21.15%)
                                                     =======   =======   =======   =======   =======

Net assets at end of year (000's) ................   $37,128   $42,770   $42,253   $50,187   $38,619
                                                     =======   =======   =======   =======   =======

Ratio of gross expenses to average net assets ....      0.97%     0.97%     0.95%     0.94%     0.96%

Ratio of net expenses to average net assets(b) ...      0.91%     0.92%     0.90%     0.88%     0.89%

Ratio of net investment income
  to average net assets ..........................      0.52%     0.36%     0.63%     0.27%     0.25%

Portfolio turnover rate ..........................        53%       60%       34%       52%       60%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2007 (a)
-----------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $ 10.00
                                                                     -------

Income (loss) from investment operations:
  Net investment income .........................................       0.01
  Net realized and unrealized gains on investments ..............       0.75
                                                                     -------
Total from investment operations ................................       0.76
                                                                     -------

Less distributions:
  Dividends from net investment income ..........................      (0.02)
                                                                     -------

Net asset value at end of period ................................    $ 10.74
                                                                     =======

Total return(b) .................................................       7.55%(c)
                                                                     =======

Net assets at end of year (000's) ...............................    $19,209
                                                                     =======

Ratio of net expenses to average net assets(e) ..................       1.25%(d)

Ratio of net investment income to average net assets ............       0.31%(d)

Portfolio turnover rate .........................................         46%(c)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d) for the period ended March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED MARCH 31,
                                                     --------------------------------------------------
                                                       2007      2006      2005      2004        2003
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 10.05   $ 10.22   $ 10.57   $ 10.56     $ 10.12
                                                     -------   -------   -------   -------     -------

Income (loss) from investment operations:
  Net investment income ..........................      0.37      0.36      0.37      0.37        0.38
  Net realized and unrealized gains
    (losses) on investments ......................      0.01     (0.17)    (0.35)     0.00(a)     0.44
                                                     -------   -------   -------   -------     -------
Total from investment operations .................      0.38      0.19      0.02      0.37        0.82
                                                     -------   -------   -------   -------     -------
Less distributions:
  Dividends from net investment income ...........     (0.36)    (0.36)    (0.37)    (0.36)      (0.38)
  Distributions from net realized gains ..........     (0.01)       --        --        --          --
                                                     -------   -------   -------   -------     -------
Total distributions ..............................     (0.37)    (0.36)    (0.37)    (0.36)      (0.38)
                                                     -------   -------   -------   -------     -------

Net asset value at end of year ...................   $ 10.06   $ 10.05   $ 10.22   $ 10.57     $ 10.56
                                                     =======   =======   =======   =======     =======

Total return(b) ..................................      3.85%     1.83%     0.19%     3.61%       8.24%
                                                     =======   =======   =======   =======     =======

Net assets at end of year (000's) ................   $28,981   $30,421   $31,559   $33,602     $36,424
                                                     =======   =======   =======   =======     =======

Ratio of net expenses to average net assets(c) ...      0.69%     0.69%     0.69%     0.69%       0.69%

Ratio of net investment income to
  average net assets .............................      3.66%     3.50%     3.60%     3.46%       3.68%

Portfolio turnover rate ..........................        10%       22%       15%       43%         28%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.75%, 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                                       -----------------------------------------------------
                                                         2007        2006        2005      2004        2003
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $ 12.76     $ 10.33     $  9.42   $  6.31     $  8.98
                                                       -------     -------     -------   -------     -------

Income (loss) from investment operations:
  Net investment income ............................      0.07        0.10        0.08      0.05        0.06
  Net realized and unrealized gains (losses)
    on investments and foreign currencies ..........      1.69        2.43        0.91      3.12       (2.69)
                                                       -------     -------     -------   -------     -------
Total from investment operations ...................      1.76        2.53        0.99      3.17       (2.63)
                                                       -------     -------     -------   -------     -------

Less distributions:
  Dividends from net investment income .............     (0.08)      (0.10)      (0.08)    (0.05)      (0.05)
  Distributions from net realized gains ............        --          --          --     (0.01)         --
                                                       -------     -------     -------   -------     -------
Total distributions ................................     (0.08)      (0.10)      (0.08)    (0.06)      (0.05)
                                                       -------     -------     -------   -------     -------

Proceeds from redemption fees collected (Note 1) ...      0.00(a)     0.00(a)       --      0.00(a)     0.01
                                                       -------     -------     -------   -------     -------

Net asset value at end of year .....................   $ 14.44     $ 12.76     $ 10.33   $  9.42     $  6.31
                                                       =======     =======     =======   =======     =======

Total return(b) ....................................     13.86%      24.54%      10.51%    50.22%     (29.18%)
                                                       =======     =======     =======   =======     =======

Net assets at end of year (000's) ..................   $25,990     $21,600     $20,266   $21,158     $21,308
                                                       =======     =======     =======   =======     =======

Ratio of net expenses to average net assets(c) .....      1.44%       1.44%       1.43%     1.38%       1.38%

Ratio of net investment income
  to average net assets ............................      0.52%       0.89%       0.78%     0.57%       0.60%

Portfolio turnover rate ............................        13%         13%        111%       78%         56%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.75%, 1.87%, 1.92%, 1.77% and 1.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
SHARES   COMMON STOCKS -- 69.0%                                         VALUE
--------------------------------------------------------------------------------
         CONSUMER DISCRETIONARY -- 6.5%
 4,500   J.C. Penney Company, Inc. ................................ $   369,720
10,000   Lowe's Companies, Inc. ...................................     314,900
11,000   McDonald's Corporation....................................     495,550
 2,200   Sears Holdings Corporation (a)............................     396,352
19,000   Staples, Inc. ............................................     490,960
 8,000   Target Corporation........................................     474,080
12,000   Walt Disney Company (The).................................     413,160
                                                                    -----------
                                                                      2,954,722
                                                                    -----------
         CONSUMER STAPLES -- 5.1%
 8,700   Coca-Cola Company (The)...................................     417,600
15,000   CVS Corporation...........................................     512,100
11,300   PepsiCo, Inc. ............................................     718,228
 7,500   Procter & Gamble Company (The)............................     473,700
 6,000   Sysco Corporation.........................................     202,980
                                                                    -----------
                                                                      2,324,608
                                                                    -----------
         ENERGY -- 5.3%
 6,500   Chevron Corporation.......................................     480,740
 4,500   Exxon Mobil Corporation...................................     339,525
 5,300   GlobalSantaFe Corporation.................................     326,904
 5,000   Noble Corporation.........................................     393,400
 7,200   Schlumberger Ltd. ........................................     497,520
 7,500   Smith International, Inc. ................................     360,375
                                                                    -----------
                                                                      2,398,464
                                                                    -----------
         FINANCIALS -- 14.2%
 8,800   American International Group, Inc. .......................     591,536
11,500   Bank of America Corporation...............................     586,730
 9,200   Chubb Corporation (The)...................................     475,364
 8,200   CIT Group, Inc. ..........................................     433,944
 3,950   Franklin Resources, Inc. .................................     477,279
 1,500   Goldman Sachs Group, Inc. ................................     309,945
 8,800   JPMorgan Chase & Company .................................     425,744
 5,775   Lehman Brothers Holdings, Inc. ...........................     404,654
 6,000   Merrill Lynch & Company, Inc. ............................     490,020
 7,500   MetLife, Inc. ............................................     473,625
 5,900   Morgan Stanley............................................     464,684
 5,250   Prudential Financial, Inc.  ..............................     473,865
 8,500   Travelers Companies, Inc. (The)...........................     440,045
 7,000   Wachovia Corporation......................................     385,350
                                                                    -----------
                                                                      6,432,785
                                                                    -----------
         HEALTH CARE -- 10.0%
 9,500   Aetna, Inc. ..............................................     416,005
 5,000   Express Scripts, Inc. (a).................................     403,600
 5,000   Genentech, Inc. (a).......................................     410,600
 5,000   Gilead Sciences, Inc. (a).................................     382,500
 6,000   Johnson & Johnson.........................................     361,560
 5,600   McKesson Corporation......................................     327,824
13,000   Teva Pharmaceutical Industries Ltd. - ADR.................     486,590
 9,500   UnitedHealth Group, Inc. .................................     503,215
 6,200   WellPoint, Inc. (a).......................................     502,820

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES   COMMON STOCKS -- 69.0% (CONTINUED)                             VALUE
--------------------------------------------------------------------------------
         HEALTH CARE -- 10.0% (CONTINUED)
 8,500   Wyeth  ..................................................  $   425,255
 4,000   Zimmer Holdings, Inc. (a)................................      341,640
                                                                    -----------
                                                                      4,561,609
                                                                    -----------
         INDUSTRIALS -- 9.9%
 9,900   Dover Corporation........................................      483,219
23,450   General Electric Company.................................      829,192
 8,500   ITT Corporation .........................................      512,720
 3,200   Lockheed Martin Corporation..............................      310,464
 9,900   Norfolk Southern Corporation.............................      500,940
 4,900   Parker Hannifin Corporation..............................      422,919
 4,600   Textron, Inc. ...........................................      413,080
12,000   Thermo Fisher Scientific, Inc. (a).......................      561,000
 7,200   United Technologies Corporation..........................      468,000
                                                                    -----------
                                                                      4,501,534
                                                                    -----------
         INFORMATION TECHNOLOGY -- 13.6%
 9,000   Accenture Ltd. - Class A ................................      346,860
23,200   Applied Materials, Inc. .................................      425,024
33,000   Cisco Systems, Inc.(a)...................................      842,490
20,000   Corning, Inc. (a)........................................      454,800
   900   Google, Inc. (a).........................................      412,344
 8,600   Harris Corporation.......................................      438,170
10,600   Hewlett-Packard Company..................................      425,484
 5,200   International Business Machines Corporation..............      490,152
 6,400   MEMC Electronic Materials, Inc. (a)......................      387,712
24,000   Microsoft Corporation  ..................................      668,880
28,500   Oracle Corporation (a)...................................      516,705
11,000   Qualcomm, Inc. ..........................................      469,260
18,000   Western Digital Corporation (a)..........................      302,580
                                                                    -----------
                                                                      6,180,461
                                                                    -----------
         MATERIALS -- 2.4%
 3,200   Allegheny Technologies, Inc. ............................      341,408
 8,000   du Pont (E.I.) de Nemours and Company....................      395,440
 5,500   Praxair, Inc. ...........................................      346,280
                                                                    -----------
                                                                      1,083,128
                                                                    -----------
         TELECOMMUNICATIONS SERVICES -- 2.0%
 7,000   America Movil S.A. de C.V. - Series L - ADR..............      334,530
15,000   AT&T, Inc. ..............................................      591,450
                                                                    -----------
                                                                        925,980
                                                                    -----------
         TOTAL COMMON STOCKS (Cost $23,298,203)...................  $31,363,291
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    U.S. TREASURY OBLIGATIONS -- 2.7%                           VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 2.7%
$  500,000   4.00%, due 02/15/2014................................. $   482,344
   750,000   4.25%, due 11/15/2014.................................     732,187
                                                                    -----------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,242,630).....   1,214,531
                                                                    -----------

================================================================================
PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%                  VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
$  500,000   4.625%, due 12/19/2008................................ $   497,805
 1,000,000   6.625%, due 09/15/2009................................   1,040,501
   300,000   5.125%, due 07/15/2012................................     304,038
   500,000   5.25% due 04/18/2016..................................     509,278
                                                                    -----------
                                                                      2,351,622
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
   250,000   7.25%, due 01/15/2010.................................     265,675
   200,000   5.50%, due 03/15/2011.................................     204,565
                                                                    -----------
                                                                        470,240
                                                                    -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $2,744,186)................................... $ 2,821,862
                                                                    -----------

================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 6.2%                          VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$   15,796   Pool #1471, 7.00%, due 03/01/2008..................... $    15,764
    90,752   Pool #E00616, 6.00%, due 01/01/2014...................      92,258
    32,297   Pool #E90624, 6.00%, due 08/01/2017...................      32,833
   458,349   Pool #A43942, 5.50%, due 03/01/2036...................     453,558
                                                                    -----------
                                                                        594,413
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.8%
   250,442   Pool #618465, 5.00%, due 12/01/2016...................     246,963
   328,740   Pool #684231, 5.00%, due 01/01/2018...................     324,174
   297,416   Pool #255455, 5.00%, due 10/01/2024...................     290,149
   485,673   Pool #255702, 5.00%, due 05/01/2025...................     473,479
    66,554   Pool #489757, 6.00%, due 04/01/2029...................      67,047
   318,098   Pool #808413, 5.50%, due 01/01/2035...................     314,755
   453,019   Pool #255813, 5.00%, due 08/01/2035...................     438,127
                                                                    -----------
                                                                      2,154,694
                                                                    -----------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.1%
    45,680   Pool #781344, 6.50%, due 10/01/2031...................      46,868
                                                                    -----------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,822,769).... $ 2,795,975
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 14.0%                                     VALUE
--------------------------------------------------------------------------------
            Alcoa, Inc.,
 $250,000     6.50%, due 06/01/2011................................ $   261,517
            American Express Company,
  150,000     4.875%, due 07/15/2013...............................     147,622
            American International Group, Inc.,
  200,000     5.60%, due 10/18/2016................................     203,395
            Anheuser-Busch Companies, Inc.,
  249,000     5.375%, due 09/15/2008...............................     249,588
            BB&T Corporation,
  325,000     6.50%,  due 08/01/2011...............................     341,246
            Burlington Resources, Inc.,
  350,000     6.68%, due 02/15/2011................................     369,299
            ConocoPhillips,
  200,000     4.75%, due 10/15/2012................................     197,417
            Deutsche Telekom AG,
  300,000     8.00%, due 06/15/2010................................     325,205
            Dover Corporation,
  345,000     6.50%, due 02/15/2011................................     361,255
            Duke Realty L.P., Medium Term Notes,
  390,000     6.75%, due 05/30/2008................................     395,128
            FPL Group Capital, Inc.,
  300,000     7.375%, due 06/01/2009...............................     313,703
            General Dynamics Corporation,
  125,000     4.25%, due 05/15/2013................................     119,425
            Goldman Sachs Group, Inc.,
  350,000     6.65%, due 05/15/2009................................     360,861
            GTE Northwest, Inc.,
  300,000     6.30%, due 06/01/2010................................     308,471
            HSBC Finance Corporation,
  300,000     6.40%, due 06/17/2008................................     303,875
            International Business Machines Corporation,
  175,000     4.375%, due 06/01/2009...............................     173,024
            JPMorgan Chase & Company,
  300,000     6.75%, due 02/01/2011................................     315,482
            May Department Stores Company,
  260,000     5.95%, due 11/01/2008................................     262,626
            Morgan Stanley,
  250,000     5.30%, due 03/01/2013................................     249,686
            SunTrust Banks, Inc.
  300,000     6.00%, due 01/15/2028................................     311,929
            Union Camp Corporation,
  300,000     6.50%, due 11/15/2007................................     301,119
            United Technologies Corporation,
  250,000     6.10%, due 05/15/2012................................     261,758
            Wachovia Corporation,
  250,000     5.25%, due 08/01/2014................................     247,085
                                                                    -----------
            TOTAL CORPORATE BONDS (Cost $6,239,493)................ $ 6,380,716
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MUNICIPAL DEBT SECURITIES -- 0.5%                           VALUE
--------------------------------------------------------------------------------
            Virginia State Resources Authority, Infrastructure,
 $230,000   Revenue, 5.90%, due 05/01/2011 (Cost $233,321).......   $   237,666

================================================================================
PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.5%                            VALUE
--------------------------------------------------------------------------------
            Manitoba (Province of), Medium Term Notes,
 $205,000   5.50%, due 10/01/2008 (Cost $204,755)................   $   206,636

================================================================================
 SHARES     MONEY MARKET FUNDS -- 1.0%                                  VALUE
--------------------------------------------------------------------------------
  466,122   Fidelity Institutional Money Market Portfolio
              (Cost $466,122)....................................   $   466,122
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $37,251,479).................................   $45,486,799

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) .....       (26,543)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $45,460,256
                                                                    ===========

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES    COMMON STOCKS -- 99.6%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 9.5%
    5,500   J.C. Penney Company, Inc. ............................. $   451,880
   12,000   Lowe's Companies, Inc. ................................     377,880
   13,000   McDonald's Corporation.................................     585,650
    2,750   Sears Holdings Corporation (a).........................     495,440
   22,200   Staples, Inc. .........................................     573,648
    9,500   Target Corporation.....................................     562,970
   14,175   Walt Disney Company (The)..............................     488,045
                                                                    -----------
                                                                      3,535,513
                                                                    -----------
            CONSUMER STAPLES -- 6.8%
   10,500   Coca-Cola Company (The)................................     504,000
   17,400   CVS Corporation........................................     594,036
   13,500   PepsiCo, Inc. .........................................     858,060
    9,100   Procter & Gamble Company (The).........................     574,756
                                                                    -----------
                                                                      2,530,852
                                                                    -----------
            ENERGY -- 7.5%
    7,700   Chevron Corporation....................................     569,492
    5,000   Exxon Mobil Corporation................................     377,250
    6,300   GlobalSantaFe Corporation..............................     388,584
    5,500   Noble Corporation......................................     432,740
    8,500   Schlumberger Ltd. .....................................     587,350
    9,000   Smith International, Inc. .............................     432,450
                                                                    -----------
                                                                      2,787,866
                                                                    -----------
            FINANCIALS -- 20.5%
   10,200   American International Group, Inc. ....................     685,644
   13,200   Bank of America Corporation ...........................     673,464
   11,000   Chubb Corporation (The)................................     568,370
    9,500   CIT Group, Inc. .......................................     502,740
    4,700   Franklin Resources, Inc. ..............................     567,901
    1,800   Goldman Sachs Group, Inc. .............................     371,934
   10,400   JPMorgan Chase & Company ..............................     503,152
    6,825   Lehman Brothers Holdings, Inc. ........................     478,228
    7,200   Merrill Lynch & Company, Inc. .........................     588,024
    9,000   MetLife, Inc. .........................................     568,350
    6,975   Morgan Stanley.........................................     549,351
    6,200   Prudential Financial, Inc.  ...........................     559,612
   10,300   Travelers Companies, Inc. (The)........................     533,231
    8,500   Wachovia Corporation...................................     467,925
                                                                    -----------
                                                                      7,617,926
                                                                    -----------
            HEALTH CARE -- 14.7%
   12,000   Aetna, Inc. ...........................................     525,480
    5,900   Express Scripts, Inc. (a)..............................     476,248
    5,900   Genentech, Inc. (a)....................................     484,508
    6,300   Gilead Sciences, Inc. (a)..............................     481,950
    7,200   Johnson & Johnson......................................     433,872
    6,600   McKesson Corporation...................................     386,364
   14,900   Teva Pharmaceutical Industries Ltd. - ADR..............     557,707
   10,900   UnitedHealth Group, Inc. ..............................     577,373
    7,300   WellPoint, Inc. (a)....................................     592,030

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.6% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            HEALTH CARE -- 14.7% (CONTINUED)
   10,000   Wyeth.................................................  $   500,300
    5,000   Zimmer Holdings, Inc. (a).............................      427,050
                                                                    -----------
                                                                      5,442,882
                                                                    -----------
            INDUSTRIALS -- 14.3%
   11,600   Dover Corporation.....................................      566,196
   27,700   General Electric Company..............................      979,472
   10,000   ITT Corporation.......................................      603,200
    3,800   Lockheed Martin Corporation...........................      368,676
   11,500   Norfolk Southern Corporation..........................      581,900
    5,800   Parker Hannifin Corporation...........................      500,598
   14,600   Thermo Fisher Scientific, Inc. (a)....................      682,550
    5,700   Textron, Inc. ........................................      511,860
    7,900   United Technologies Corporation.......................      513,500
                                                                    -----------
                                                                      5,307,952
                                                                    -----------
            INFORMATION TECHNOLOGY -- 19.6%
   10,150   Accenture Ltd. - Class A .............................      391,181
   27,450   Applied Materials, Inc. ..............................      502,884
   39,000   Cisco Systems, Inc. (a)...............................      995,670
   24,800   Corning, Inc. (a).....................................      563,952
    1,050   Google, Inc. (a)......................................      481,068
   10,200   Harris Corporation....................................      519,690
   12,200   Hewlett-Packard Company...............................      489,708
    6,200   International Business Machines Corporation...........      584,412
    7,200   MEMC Electronic Materials, Inc. (a)...................      436,176
   28,000   Microsoft Corporation  ...............................      780,360
   34,000   Oracle Corporation (a)................................      616,420
   13,000   Qualcomm, Inc. .......................................      554,580
   21,000   Western Digital Corporation (a).......................      353,010
                                                                    -----------
                                                                      7,269,111
                                                                    -----------
            MATERIALS -- 3.6%
    4,100   Allegheny Technologies, Inc. .........................      437,429
   10,000   du Pont (E.I.) de Nemours and Company.................      494,300
    6,500   Praxair, Inc. ........................................      409,240
                                                                    -----------
                                                                      1,340,969
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 3.1%
    8,500   America Movil S.A. de C.V. - Series L - ADR...........      406,215
   19,000   AT&T, Inc. ...........................................      749,170
                                                                    -----------
                                                                      1,155,385
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $28,290,411)................  $36,988,456
                                                                    -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    MONEY MARKET FUNDS -- 1.0%                                  VALUE
--------------------------------------------------------------------------------
  370,827   Fidelity Institutional Money Market Portfolio
              (Cost $370,827)....................................   $   370,827
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.6%
              (Cost $28,661,238).................................   $37,359,283

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%)......      (231,428)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $37,127,855
                                                                    ===========

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES    COMMON STOCKS -- 99.5%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 14.0%
    7,477   American Eagle Outfitters, Inc. .....................   $   224,235
    3,950   J.C. Penney Company, Inc. ...........................       324,532
   10,310   Mattel, Inc. ........................................       284,247
    6,290   McDonald's Corporation...............................       283,365
    4,895   OfficeMax, Inc. .....................................       258,162
    1,460   Sears Holdings Corporation (a).......................       263,034
    4,535   Sherwin-Williams Company (The).......................       299,491
    4,390   Stanley Works (The)..................................       243,030
    4,280   Target Corporation...................................       253,633
    7,460   Walt Disney Company (The)............................       256,848
                                                                    -----------
                                                                      2,690,577
                                                                    -----------
            CONSUMER STAPLES -- 8.4%
    3,070   Altria Group, Inc. ..................................       269,577
    7,120   Archer-Daniels-Midland Company.......................       261,304
    7,590   CVS Corporation......................................       259,123
   10,670   Kroger Company (The).................................       301,428
    3,000   Molson Coors Brewing Company - Class B...............       283,860
    3,800   Procter & Gamble Company (The).......................       240,008
                                                                    -----------
                                                                      1,615,300
                                                                    -----------
            ENERGY -- 7.2%
    4,530   Cameron International Corporation (a)................       284,439
    4,900   ENSCO International, Inc. ...........................       266,560
    4,140   GlobalSantaFe Corporation............................       255,355
    5,990   Grant Prideco, Inc. (a)..............................       298,541
    4,020   Schlumberger, Ltd....................................       277,782
                                                                    -----------
                                                                      1,382,677
                                                                    -----------
            FINANCIALS -- 18.7%
    3,350   American International Group, Inc. ..................       225,187
    7,260   Berkley (W.R.) Corporation...........................       240,451
    4,700   Chubb Corporation (The)..............................       242,849
    4,560   CIT Group, Inc. .....................................       241,315
    1,605   Goldman Sachs Group, Inc. (The)......................       331,641
    2,700   Hartford Financial Services Group, Inc. (The) .......       258,066
    4,770   JPMorgan Chase & Company.............................       230,773
    3,420   Lehman Brothers Holdings, Inc. ......................       239,639
    2,995   Merrill Lynch & Company, Inc. .......................       244,601
    4,535   MetLife, Inc. .......................................       286,385
    3,655   Morgan Stanley.......................................       287,868
    4,000   ProLogis.............................................       259,720
    2,670   Prudential Financial, Inc. ..........................       240,994
    4,985   Travelers Companies, Inc. (The)......................       258,074
                                                                    -----------
                                                                      3,587,563
                                                                    -----------
            HEALTH CARE -- 12.2%
    4,845   Aetna, Inc. .........................................       212,163
    2,050   CIGNA Corporation....................................       292,453
    3,240   Express Scripts, Inc. (a)............................       261,532
    3,420   Johnson & Johnson....................................       206,089
    4,750   McKesson Corporation.................................       278,065

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.5% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
            HEALTH CARE -- 12.2% (CONTINUED)
    4,750   Medco Health Solutions, Inc. (a).....................   $   344,518
   11,390   Mylan Laboratories, Inc. ............................       240,785
    4,900   UnitedHealth Group, Inc. ............................       259,553
    3,020   WellPoint, Inc. (a)..................................       244,922
                                                                    -----------
                                                                      2,340,080
                                                                    -----------
            INDUSTRIALS -- 10.9%
    5,120   Dover Corporation....................................       249,907
    2,780   Lockheed Martin Corporation..........................       269,716
    3,580   Northrop Grumman Corporation.........................       265,708
    2,855   Parker Hannifin Corporation..........................       246,415
    4,275   Ryder System, Inc. ..................................       210,929
    4,310   Terex Corporation (a)................................       309,286
    5,845   Thermo Fisher Scientific, Inc. (a)...................       273,254
    2,630   Union Pacific Corporation............................       267,076
                                                                    -----------
                                                                      2,092,291
                                                                    -----------
            INFORMATION TECHNOLOGY -- 19.8%
    7,460   Accenture Ltd. - Class A ............................       287,508
    3,950   Alliance Data Systems Corporation (a)................       243,399
   13,105   Applied Materials, Inc. .............................       240,084
    8,405   BMC Software, Inc. (a)...............................       258,790
    9,440   Cisco Systems, Inc. (a)..............................       241,003
    5,550   Harris Corporation...................................       282,772
    6,720   Hewlett-Packard Company..............................       269,741
    5,040   KLA-Tencor Corporation...............................       268,733
    5,145   Lam Research Corporation (a).........................       243,564
    4,750   MEMC Electronic Materials, Inc. (a)..................       287,755
    8,920   Novellus Systems, Inc. (a)...........................       285,618
   14,615   Oracle Corporation (a)...............................       264,970
   12,350   QLogic Corporation (a)...............................       209,950
    9,685   Western Digital Corporation (a)......................       162,805
   15,030   Xerox Corporation (a)................................       253,857
                                                                    -----------
                                                                      3,800,549
                                                                    -----------
            MATERIALS -- 5.5%
    2,600   Allegheny Technologies, Inc. ........................       277,394
    6,170   Ball Corporation.....................................       282,894
   12,180   Hercules, Inc. (a)...................................       237,997
    2,460   Precision Castparts Corporation......................       255,963
                                                                    -----------
                                                                      1,054,248
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 1.5%
    7,175   AT&T, Inc. ..........................................       282,910
                                                                    -----------
            UTILITIES -- 1.3%
    5,040   Consolidated Edison, Inc. ...........................       257,342
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $18,315,506)...............   $19,103,537
                                                                    -----------

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES      MONEY MARKET FUNDS -- 3.5%                                  VALUE
--------------------------------------------------------------------------------
  685,769   Fidelity Institutional Money Market Portfolio
              (Cost $685,769)....................................   $   685,769
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 103.0%
              (Cost $19,001,275).................................   $19,789,306

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.0%)......      (580,160)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $19,209,146
                                                                    ===========

(a)   Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.9%                             VALUE
--------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
               5.00%, due 06/15/2011, prerefunded
$1,000,000     06/15/2010 @ 101..................................   $ 1,050,620
             Arlington Co., Virginia, GO,
   500,000     4.10%, due 11/01/2018.............................       504,600
             Fairfax Co., Virginia, Economic Dev. Authority,
 1,000,000     Revenue, 5.00%, due 06/01/2018....................     1,068,840
             Fairfax Co., Virginia, GO,
   700,000     5.00%, due 10/01/2011.............................       741,300
             Fauquier Co., Virginia, GO,
   500,000     5.00%, due 07/01/2017.............................       545,595
             Hampton, Virginia, GO,
               5.50%, due 02/01/2012, prerefunded
 1,000,000     02/01/2010 @ 102..................................     1,068,170
             Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013............................     1,042,870
             Hanover Co., Virginia, Industrial Dev. Authority,
 1,000,000     Revenue, 6.50%, due 08/15/2009....................     1,062,110
             Henrico Co., Virginia, Economic Dev. Authority,
 1,000,000     Revenue, 5.50%, due 11/01/2008....................     1,028,850
             James City, Virginia, School District, GO,
   500,000     5.00%, due 12/15/2018.............................       539,105
             James City, Virginia, Service Authority, Water and
 1,000,000     Sewer, Revenue, 5.125%, due 01/15/2017............     1,076,290
             Leesburg, Virginia, GO,
   500,000     5.00%, due 09/15/2016.............................       547,540
             Loudoun Co., Virginia, GO,
   500,000     5.00%, due 07/01/2012.............................       533,205
             Loudoun Co., Virginia, Industrial Dev. Authority,
               Public Facility Lease, Revenue, 5.00%, due
 1,000,000     03/01/2019........................................     1,061,410
             Loudoun Co., Virginia, Industrial Dev. Authority,
   500,000     Revenue, 3.77%, floating rate, due 02/15/2038.....       500,000
             Lynchburg, Virginia, GO,
   500,000     5.00%, due 06/01/2015.............................       542,945
             Medical College of Virginia, Hospitals Authority,
   700,000     Revenue, 5.00%, due 07/01/2013....................       724,458
             New Kent Co., Virginia, Economic Dev. Authority,
   500,000     Revenue, 5.00%, due 02/01/2019....................       538,995
             Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016.............................     1,052,190
             Portsmouth, Virginia, GO,
   310,000     5.00%, due 08/01/2017, prerefunded 08/01/07 @101..       314,433
   290,000     5.00%, due 08/01/2017.............................       294,086
             Richmond, Virginia, GO,
 1,000,000     5.45%, due 01/15/2008.............................     1,014,180
             Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue, 4.75%, due
   510,000     07/15/2010........................................       527,707
             Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000     5.25%, due 07/15/2014.............................     1,095,470

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             VIRGINIA REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 97.9% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
             Southeastern Public Service Authority, Virginia,
$1,000,000     Revenue, 5.00%, due 07/01/2015....................   $ 1,070,960
             Spotsylvania Co., Virginia, GO,
   500,000     5.00%, due 01/15/2016.............................       536,490
             Suffolk, Virginia, GO,
 1,000,000     5.00%, due 12/01/2015.............................     1,027,980
             University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012.............................     1,042,490
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
   250,000     5.15%, due 07/01/2020.............................       277,703
             Virginia Beach, Virginia, GO,
   800,000     5.25%, due 08/01/2010.............................       824,232
             Virginia College Building Authority, Educational
   500,000     Facilities, Revenue, 5.00%, due 02/01/2017........       535,175
   500,000     5.00%, due 04/01/2017.............................       539,280
             Virginia Commonwealth Transportation Board, Federal
               Highway Reimbursement Anticipation Note,
   500,000     Revenue, 5.00%, due 09/28/2015....................       544,155
             Virginia Commonwealth Transportation Board,
               Transportation Revenue, 7.25%, due 05/15/2020,
   850,000     prerefunded 05/15/2007 @ 101......................       862,155
             Virginia Polytechnic Institute & State University,
   500,000     Revenue, 5.00%, due 06/01/2016....................       541,530
             Virginia State, GO
   500,000     5.00%, due 06/01/2012.............................       532,725
             Virginia State Public School Authority, Revenue,
   995,000     5.25%, due 08/01/2009.............................     1,031,417
             Virginia State Resource Authority, Revenue,
   400,000     5.50%, due 05/01/2017, prerefunded
               05/01/2010 @ 101..................................       425,220
   100,000     5.50%, due 05/01/2017.............................       106,124
                                                                    -----------
             TOTAL VIRGINIA REVENUE AND GENERAL OBLIGATION (GO)
               BONDS (Cost $27,929,684)..........................   $28,372,605
                                                                    -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.9%                                 VALUE
--------------------------------------------------------------------------------
   274,062   Fidelity Institutional Tax-Exempt Portfolio
               (Cost $274,062)...................................   $   274,062
                                                                    -----------
             TOTAL INVESTMENTS AT VALUE -- 98.8%
               (Cost $28,203,746)................................   $28,646,667

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%.......       334,257
                                                                    -----------
             NET ASSETS -- 100.0%................................   $28,980,924
                                                                    ===========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
 SHARES    COMMON STOCKS -- 96.7%                                       VALUE
--------------------------------------------------------------------------------
            DENMARK -- 0.8%
    2,347   Novo Nordisk A/S - Class B (b).......................   $   213,236
                                                                    -----------
            FINLAND -- 1.2%
    9,704   Nokia Oyj (a) (b)....................................       222,814
    4,162   Nokia Oyj - ADR......................................        95,393
                                                                    -----------
                                                                        318,207
                                                                    -----------
            FRANCE -- 10.3%
   17,706   Alcatel SA (b).......................................       208,444
    4,491   Carrefour SA (b).....................................       328,020
    1,500   Casino Guichard-Perrachon SA (b).....................       151,526
    3,054   Compagnie de Saint-Gobain (a) (b)....................       298,793
    4,528   France Telecom SA (b)................................       119,565
    1,714   PPR SA (b)...........................................       274,206
    2,280   Sanofi-Aventis (b)  .................................       197,694
    9,804   Suez SA (b)..........................................       517,581
    5,042   Total SA (b).........................................       350,999
    5,641   Vivendi Universal SA (b).............................       229,097
                                                                    -----------
                                                                      2,675,925
                                                                    -----------
            GERMANY -- 10.8%
    1,878   Allianz AG (b).......................................       383,591
    4,407   Bayer AG (b).........................................       280,880
    2,967   Deustche Bank AG (b).................................       397,795
    1,612   Deustche Postbank AG (b) ............................       139,496
    5,621   Infineon Technologies AG (a) (b).....................        87,301
    2,893   KarstadtQuelle AG (b)  ..............................       105,781
    2,782   Metro AG (b).........................................       196,576
    1,490   Muencher Rueckversicherungs-Gesellschaft AG (b)......       250,720
   10,937   SAP AG (b)...........................................       486,347
    4,448   Siemens AG (b).......................................       474,645
                                                                    -----------
                                                                      2,803,132
                                                                    -----------
            GREECE -- 1.1%
   10,075   Hellenic Telecommunications Organization SA (b)......       273,852
                                                                    -----------
            ITALY -- 4.8%
    6,491   Assicurazioni Generali SpA (b).......................       275,490
   25,334   Enel SpA (b).........................................       270,359
   15,157   ENI SpA (b)..........................................       491,503
   23,174   UniCredito Italiano SpA (b)..........................       219,892
                                                                    -----------
                                                                      1,257,244
                                                                    -----------
            JAPAN -- 24.7%
   31,000   Bank of Yokohama Ltd. (The) (b)......................       229,988
    9,400   Bridgestone Corporation (b)..........................       186,431
    3,750   Canon, Inc. (b)  ....................................       200,953
   14,000   Daiwa Securities Group, Inc. (b).....................       167,910
       39   East Japan Railway Company (b).......................       302,735
    1,300   FANUC LTD. (b).......................................       120,212
    2,900   FAST RETAILING COMPANY Ltd. (b)......................       223,897
    8,500   JSR Corporation (b)..................................       195,000

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 96.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            JAPAN -- 24.7% (CONTINUED)
      850   KEYENCE CORPORATION (b)..............................   $   190,865
    9,200   MARUI COMPANY LTD. (b)...............................       112,120
   12,000   Matsushita Electric Industrial Company Ltd. .........       241,372
    9,100   Millea Holdings, Inc. (b)............................       334,669
   22,000   Mitsubishi Estate Company Ltd. (b)...................       718,057
       42   Mitsubishi UFJ Financial Group, Inc. (b) ............       472,260
   20,600   Nomura Holdings, Inc. (b)  ..........................       426,239
       79   NTT Data Corporation (b).............................       399,210
      113   NTT DoCoMo, Inc. (b).................................       207,755
   14,300   PIONEER Corporation (b)..............................       186,019
    4,000   SECOM Company Ltd. (b)...............................       184,455
    8,700   Seven & I Holdings Company Ltd. (a) (b)..............       263,224
   13,000   Sharp Corporation (b)................................       249,489
       44   Sumitomo Mitsui Financial Group, Inc. (b)............       397,561
    3,600   T&D Holdings, Inc. (b)...............................       246,755
    1,900   TDK CORPORATION (b)..................................       164,175
                                                                    -----------
                                                                      6,421,351
                                                                    -----------
            NETHERLANDS -- 7.7%
    4,158   ABN AMRO Holdings NV (b).............................       178,531
    7,629   Aegon NV (b).........................................       151,799
    3,500   Akzo Nobel NV (b)....................................       264,921
    6,842   Fortis (b)...........................................       311,230
    6,955   ING Groep NV (b).....................................       293,210
   39,361   Koninklijke (Royal) KPN NV (a) (b)  .................       611,153
    5,300   Koninklijke (Royal) Philips Electronics NV (b) ......       201,302
                                                                    -----------
                                                                      2,012,146
                                                                    -----------
            NORWAY -- 1.0%
    9,542   Statoil ASA (b)......................................       256,551
                                                                    -----------
            POLAND -- 0.3%
    4,877   Powszechna Kasa Oszczednosci Bank Polski SA (a)(b)...        80,324
                                                                    -----------
            PORTUGAL -- 0.6%
   28,097   EDP - Energias de Portugal SA (b)....................       150,769
                                                                    -----------
            SINGAPORE -- 1.5%
   27,000   DBS Group Holdings Ltd. (b)..........................       379,667
    9,000   Synear Food Holdings Ltd.  ..........................        11,855
                                                                    -----------
                                                                        391,522
                                                                    -----------
            SOUTH KOREA -- 0.8%
    2,910   Hyundai Motor Company (b)............................       203,777
                                                                    -----------
            SPAIN -- 3.3%
   18,087   Repsol YPF SA (b) ...................................       607,327
   11,378   Telefonica SA (a) (b)................................       251,077
                                                                    -----------
                                                                        858,404
                                                                    -----------
            SWEDEN -- 2.4%
   24,687   Nordea Bank AB (b)...................................       392,529
   62,119   Telefonaktiebolaget LM Ericsson - B Shares (a) (b)...       229,200
                                                                    -----------
                                                                        621,729
                                                                    -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 96.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            SWITZERLAND -- 5.7%
    4,644   Credit Suisse Group (b)..............................   $   332,768
      587   Nestle SA (b)........................................       227,683
    6,873   Novartis AG (b)......................................       382,191
    1,676   Roche Holdings AG (b)................................       296,341
    1,074   Swiss Re (b).........................................        97,818
      472   Zurich Financial Services AG (b).....................       135,859
                                                                    -----------
                                                                      1,472,660
                                                                    -----------
            UNITED KINGDOM -- 19.7%
   26,327   BAE Systems PLC (b)..................................       238,125
    5,351   Berkeley Group (The) PLC (a) (b).....................       164,829
   23,141   Cadbury Schweppes PLC (b)............................       296,673
    2,292   Carnival PLC (b).....................................       110,245
   21,005   GlaxoSmithKline PLC (b)..............................       577,894
   29,148   Imperial Chemical Industries PLC (b).................       285,618
   36,466   J Sainsbury PLC (b)..................................       393,236
    9,498   Kesa Electricals PLC (a) (b).........................        63,187
   41,558   Kingfisher PLC (b)...................................       227,545
   12,117   Land Securities Group PLC (b)........................       510,394
   24,540   Lloyds TSB Group PLC (b).............................       270,392
   22,347   Prudential PLC (b)...................................       314,953
   24,339   Rolls-Royce Group PLC (b)............................       236,748
1,440,868   Rolls-Royce Group PLC - Class B......................         2,897
   13,306   Royal Dutch Shell PLC - Class A (a) (b)  ............       441,120
    7,177   Royal Dutch Shell PLC - Class B (a) (b) .............       238,126
   10,307   Smiths Group PLC (b).................................       207,468
    7,404   Whitbread PLC (b)....................................       274,492
   35,751   William Morrison Supermarkets PLC (b)................       216,532
  102,151   Woolworths Group PLC (b).............................        62,078
                                                                    -----------
                                                                      5,132,552
                                                                    -----------
            TOTAL COMMON STOCKS -- 96.7% (Cost $17,279,454)......   $25,143,381

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%........       846,433
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $25,989,814
                                                                    ===========

(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $24,791,864 at March 31, 2007, representing 95.4% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Jamestown Select Fund commenced operations on October 31, 2006.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2007 and March 31, 2006, proceeds from redemption fees totaled $290 and $5, respectively

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the periods ended March 31, 2007 and March 31, 2006 was as follows:

                                                                               EXEMPT-
                                      PERIODS    ORDINARY      LONG-TERM      INTEREST        TOTAL
                                       ENDED      INCOME     CAPITAL GAINS    DIVIDENDS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund               3/31/07   $1,479,338     $2,968,013    $       --     $4,447,351
                                      3/31/06   $1,775,891     $3,199,380    $       --     $4,975,271
-------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                 3/31/07   $  639,252     $2,591,629    $       --     $3,230,881
                                      3/31/06   $  632,226     $2,550,391    $       --     $3,182,617
-------------------------------------------------------------------------------------------------------
Jamestown Select Fund                 3/31/07   $   21,728     $       --    $       --     $   21,728
-------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund    3/31/07   $       --     $   36,397    $1,070,348     $1,106,745
                                      3/31/06   $       --     $       --    $1,089,001     $1,089,001
-------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund   3/31/07   $  144,928     $       --    $       --     $  144,928
                                      3/31/06   $  164,170     $       --    $       --     $  164,170
-------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2007 was as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                      JAMESTOWN     JAMESTOWN
                                            JAMESTOWN     JAMESTOWN     JAMESTOWN     TAX EXEMPT   INTERNATIONAL
                                            BALANCED        EQUITY        SELECT       VIRGINIA       EQUITY
                                              FUND           FUND          FUND          FUND          FUND
----------------------------------------------------------------------------------------------------------------
Cost of portfolio investments             $ 37,285,641   $28,695,589   $19,005,268   $28,190,645   $ 17,301,742
                                          ============   ===========   ===========   ===========   ============
Gross unrealized appreciation             $  8,429,767   $ 8,805,714   $ 1,109,415   $   509,829   $  8,038,411
Gross unrealized depreciation                 (228,609)     (142,020)     (325,377)      (53,807)      (196,772)
                                          ------------   -----------   -----------   -----------   ------------
Net unrealized appreciation
  on investments                             8,201,158     8,663,694       784,038       456,022      7,841,639
                                          ------------   -----------   -----------   -----------   ------------
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies                             --            --            --            --            944
Undistributed ordinary income                   51,990        49,673        48,756        14,391             --
Undistributed long-term gains                   71,247       124,001            --         6,701             --
Capital loss carryforwards                          --            --            --            --    (15,436,819)
Other temporary differences                   (117,436)     (170,157)           --       (14,391)            --
                                          ------------   -----------   -----------   -----------   ------------
Total distributable earnings
  (accumulated deficit)                   $  8,206,959   $ 8,667,211   $   832,794   $   462,723   $ (7,594,236)
                                          ============   ===========   ===========   ===========   ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2007, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $6,059 and $916,766, respectively, to offset current year realized gains.

As of March 31, 2007, The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:

-------------------------------------------------------------
                                                     EXPIRES
                                         AMOUNT     MARCH 31,
-------------------------------------------------------------
Jamestown International Equity Fund   $   937,547      2010
                                       13,878,931      2011
                                          620,341      2012
                                      -----------
                                      $15,436,819
                                      ===========
-------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2007, The Jamestown Balanced Fund reclassified $83,344 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $28,381 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Jamestown International Equity Fund reclassified $1,717 of net realized gains from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Additionally, for the year ended March 31, 2007, the Fund reclassified $6,400 of distributions in excess of net investment income against paid-in capital on the Statement of Assets and Liabilities due to permanent differences between the financial statement and income tax reporting requirements. Such reclassifications have no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the period ended March 31, 2007:

----------------------------------------------------------------------------------------------------------
                                                                                 JAMESTOWN     JAMESTOWN
                                       JAMESTOWN     JAMESTOWN     JAMESTOWN    TAX EXEMPT   INTERNATIONAL
                                        BALANCED      EQUITY         SELECT      VIRGINIA       EQUITY
                                          FUND         FUND           FUND         FUND          FUND
----------------------------------------------------------------------------------------------------------
Purchases of investment securities    $17,533,877   $20,527,931   $25,397,152   $2,744,290     $4,329,176
                                      ===========   ===========   ===========   ==========     ==========
Proceeds from sales and maturities
  of investment securities            $28,768,943   $28,737,454   $ 7,129,530   $3,765,915     $3,033,818
                                      ===========   ===========   ===========   ==========     ==========
----------------------------------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the period ended March 31, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 1.25%, .69% and 1.44%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $13,793, $18,030 and $74,042, respectively, of such Funds' investment advisory fees during the period ended March 31, 2007.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $2,440, $1,640, $1,180 and $740 from The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund, respectively, for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. Additionally, The Jamestown Select Fund is subject to a minimum monthly fee of $4,000. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the period ended March 31, 2007, Ultimus received fees of $4,300, $4,022, $2,043, $3,797 and $4,883 from The
Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund, respectively, for compliance consulting services.

4. BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 for each of The Jamestown Balanced Fund and The Jamestown Equity Fund for the year ended March 31, 2007.

5. FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2007, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                       INITIAL    MARKET   NET UNREALIZED
    SETTLEMENT DATE       TO RECEIVE    VALUE     VALUE     DEPRECIATION
--------------------------------------------------------------------------------
Contracts To Buy
  4/4/07 ..............   18,058 SGD   $11,906   $11,897        $(9)
                                       -------   -------        ---
Total Buy Contracts....                $11,906   $11,897        $(9)
                                       =======   =======        ===
--------------------------------------------------------------------------------

SGD - Singapore Dollar

7. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of Jamestown Balanced Fund, Jamestown Equity Fund,
Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund as of March 31, 2007, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD                  LENGTH OF
TRUSTEE                        ADDRESS                          AGE   WITH THE TRUST                 TIME SERVED
-------------------------------------------------------------------------------------------------------------------
*  Charles M. Caravati, Jr.    931 Broad Street Road             70   Chairman and                   Since
                               Manakin-Sabot, VA                      Trustee                        June 1991
-------------------------------------------------------------------------------------------------------------------
*  Austin Brockenbrough III    1802 Bayberry Court, Suite 400    70   Trustee and                    Since
                               Richmond, VA                           Vice President                 September 1988
-------------------------------------------------------------------------------------------------------------------
*  John T. Bruce               800 Main Street                   53   Trustee                        Since
                               Lynchburg, VA                                                         September 1988
-------------------------------------------------------------------------------------------------------------------
   Robert S. Harris            100 Darden Boulevard              57   Trustee                        Since
                               Charlottsville, VA                                                    January 2007
-------------------------------------------------------------------------------------------------------------------
   J. Finley Lee, Jr.          4488 Pond Apple Drive North       67   Trustee                        Since
                               Naples, FL                                                            September 1988
-------------------------------------------------------------------------------------------------------------------
   Richard L. Morrill          University of Richmond            67   Trustee                        Since
                               Richmond, VA                                                          March 1993
-------------------------------------------------------------------------------------------------------------------
   Harris V. Morrissette       100 Jacintopport Boulevard        47   Trustee                        Since
                               Saraland, AL                                                          March 1993
-------------------------------------------------------------------------------------------------------------------
   Erwin H. Will, Jr.          47 Willway Avenue                 74   Trustee                        Since
                               Richmond, VA                                                          July 1997
-------------------------------------------------------------------------------------------------------------------
   Samuel B. Witt III          302 Clovelly Road                 71   Trustee                        Since
                               Richmond, VA                                                          November 1988
-------------------------------------------------------------------------------------------------------------------
   Charles M. Caravati III     1802 Bayberry Court, Suite 400    42   President, Jamestown           Since
                               Richmond, VA                           Balanced Fund, Equity          January 1996
                                                                      Fund and International
                                                                      Equity Fund; Vice President,
                                                                      Jamestown Select Fund
-------------------------------------------------------------------------------------------------------------------
   Joseph A. Jennings, III     1802 Bayberry Court, Suite 400    44   President, Jamestown           Since
                               Richmond, VA                           Tax Exempt Virginia Fund       July 2005
-------------------------------------------------------------------------------------------------------------------
   Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400    59   President, Jamestown Select    Since
                               Richmond, VA                           Fund; Vice President,          February 2002
                                                                      Jamestown Balanced Fund
                                                                      and Equity Fund
-------------------------------------------------------------------------------------------------------------------
   Austin Brockenbrough IV     1802 Bayberry Court, Suite 400    37   Vice President, Jamestown      Since
                               Richmond, VA                           Select Fund                    August 2006
-------------------------------------------------------------------------------------------------------------------
   Peter L. Gibbes             1802 Bayberry Court, Suite 400    49   Vice President, Jamestown      Since
                               Richmond, VA                           Select Fund                    August 2006
-------------------------------------------------------------------------------------------------------------------
   Connie R. Taylor            1802 Bayberry Court, Suite 400    57   Vice President, Jamestown      Since
                               Richmond, VA                           Balanced Fund and              March 1993
                                                                      Equity Fund
-------------------------------------------------------------------------------------------------------------------
   Robert G. Dorsey            225 Pictoria Drive, Suite 450     50   Vice President                 Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   Mark J. Seger               225 Pictoria Drive, Suite 450     45   Treasurer                      Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   John F. Splain              225 Pictoria Drive, Suite 450     50   Secretary                      Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   Tina H. Bloom               225 Pictoria Drive, Suite 450     38   Chief Compliance Officer       Since
                               Cincinnati, OH                                                        August 2006
-------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Peter L. Gibbes is the Manager of Quantitative Analysis of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

-------------------------------------------------------------------------------------
                                            Beginning        Ending
                                          Account Value   Account Value    Expenses
                                            October 1,      March 31,     Paid During
                                               2006*           2007          Period*
-------------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,057.00        $4.62
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,020.44        $4.53
-------------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,073.30        $4.70
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,020.39        $4.58
-------------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,075.50        $5.40
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,015.62        $5.25
-------------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,013.00        $3.46
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,021.49        $3.48
-------------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,108.20        $7.57
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,017.75        $7.24
-------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), except for the Jamestown Select Fund which was multiplied by 152/365 to reflect its inception date of October 31, 2006.

            The Jamestown Balanced Fund               0.90%
            The Jamestown Equity Fund                 0.91%
            The Jamestown Select Fund                 1.25%
            The Jamestown Tax Exempt Virginia Fund    0.69%
            The Jamestown International Equity Fund   1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2007. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,479,338, $639,252, $21,728 and $144,928, respectively, as taxed at a maximum rate of 15%. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund designate $2,968,013, $2,591,629 and $36,397, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2007, 52%, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term returns of each Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to such Funds; (ii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and their total expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar; and (iii) the Adviser's voluntary commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE JAMESTOWN FUNDS

                  INVESTMENT ADVISER
                  Lowe, Brockenbrough & Company, Inc.
                  1802 Bayberry Court
                  Suite 400
                  Richmond, Virginia 23226
                  www.jamestownfunds.com

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  (Toll-Free) 1-866-738-1126

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Erwin H. Will, Jr.
                  Samuel B. Witt, III

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND

                                 AUGUST 1, 2007

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126

                                TABLE OF CONTENTS
                                -----------------

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................. 2
DESCRIPTION OF BOND RATINGS...................................................11
INVESTMENT LIMITATIONS........................................................13
TRUSTEES AND OFFICERS.........................................................15
INVESTMENT ADVISER AND SUB-ADVISOR............................................19
ADMINISTRATOR.................................................................22
DISTRIBUTOR...................................................................22
OTHER SERVICE PROVIDERS.......................................................23
PORTFOLIO SECURITIES AND BROKERAGE............................................23
SPECIAL SHAREHOLDER SERVICES..................................................24
PURCHASE OF SHARES............................................................26
REDEMPTION OF SHARES..........................................................26
NET ASSET VALUE DETERMINATION.................................................27
FUND EXPENSES.................................................................27
ADDITIONAL TAX INFORMATION....................................................28
GENERAL INFORMATION ABOUT THE TRUST...........................................30
CALCULATION OF PERFORMANCE DATA...............................................33
FINANCIAL STATEMENTS AND REPORTS..............................................35
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................36

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

REAL ESTATE INVESTMENT TRUSTS. A Real Estate Investment Trust ("REIT") is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from "flow through" tax treatment. According to the European Public Real Estate Associations' Global REIT Survey, September 2004, the following countries have existing REIT-like structures: the Netherlands (since 1969), Australia (since 1985), Canada (since
1994), Belgium (since 1995), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), France (since 2003) and Hong Kong (since 2003). The REIT regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized. The Sub-Advisor expects that the growing worldwide acceptance of REIT-like regimes will drive the securitization of real estate companies around the globe and potentially increase dividend payouts. In addition, Finland, Germany, Italy, Spain and the United Kingdom are considering REIT-like structures.

Global real estate companies are subject to, among other risks:

      o Real Estate Industry Risk - When profits, revenues, or the value of real estate property owned by real estate companies decline or fail to meet market expectations, stock prices may decline as well. Therefore, these investments are subject to the risks associated with investing in real estate (any of which could cause the value of a real estate company's stock price to decline), which include, without limitation:

            o     adverse general and local economic conditions
            o     possible lack of availability of mortgage funds
            o     overbuilding in a given market
            o     changes in interest rates
            o     environmental problems

      o REIT Investment Risk - In addition to risks related to investments in real estate generally, investing in real estate companies involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

      o Interest Rate Risk - Increases in interest rates typically lower the present value of a real estate company's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of such stocks may change based upon investors' collective perceptions of future earnings, the value of such stocks will generally decline when investors anticipate or experience rising interest rates.

EXCHANGE-TRADED  FUNDS.  The Fund may purchase shares of  exchange-traded  funds
(ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market within a particular country or countries. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund's investments in other investment companies, which are described below under the heading "Shares of Other Investment Companies."

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to their net asset value: (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders. During the fiscal years ended March 31, 2007, 2006 and 2005, the Fund's portfolio turnover rates were 13%, 13% and 111%, respectively. The portfolio turnover rate was higher during the fiscal year ended March 31, 2005 due to a change in the Fund's portfolio manager, which resulted in more changes to the portfolio than would be typical for the Fund.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13)  Purchase or sell puts,  calls options,  futures,  straddles,  commodities,
      commodities   contracts  or  commodities  futures  contracts,   except  as
      described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                         Number of
                                                                                                                       Portfolios in
                                                              Position(s)        Principal Occupation(s) During         Fund Complex
Name, Address and Age                        Length of         Held with                Past 5 Years and                Overseen by
                                            Time Served          Trust          Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Austin Brockenbrough, III (age 70)            Since           Trustee;      President and Managing Director of              12
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 53)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,           12
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    the Flippin,
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 70)             Since           Chairman      Retired physician; retired President            12
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

Independent Trustees:

Robert S. Harris, Ph. D. (age 57)              Since            Trustee      C. Stewart Sheppard Professor of                12
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; previously the Dean at The
                                                                             Darden Graduate School; consultant to
                                                                             corporations and government agencies

J. Finley Lee, Jr., Ph.D. (age 67)             Since            Trustee      Financial consultant and the Julian             12
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 68)             Since            Trustee      Chancellor of the University of                 12
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 47)                 Since            Trustee      Chief Executive Officer of Marshall             12
100 Jacintoport Boulevard                    March 1993                      Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.

Erwin H. Will, Jr. (age 74)                    Since            Trustee      Retired Chief Investment Officer of             12
47 Willway Avenue                            July 1997                       Equities of Virginia Retirement System
Richmond, Virginia 23226                                                     (VRS).  Subsequent to his retirement,
                                                                             he temporarily served as Acting
                                                                             Managing Director of Equities for VRS.

Samuel B. Witt, III (age 71)                   Since            Trustee      Retired Senior Vice President and               12
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)

Executive Officers:

John P. Ackerly, IV (age 43)                Since            Vice President of       Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Margaret H. Alves (age 35)                  Since          Compliance Officer of     Chief Compliance Officer of T. Leavell &
150 Government Street                   February 2006   The Government Street Funds  Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                                                attorney with Alford, Clausen  & McDonald, LLC
                                                                                     from August 1999 until April 2006

Joseph L. Antrim, III (age 62)              Since              President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Tina H. Bloom (age 38)                      Since        Chief Compliance Officer    Vice President--Administration of Ultimus Fund
225 Pictoria Drive, Suite 450            August 2006                                 Solutions, LLC
Cincinnati, Ohio 45246

Austin Brockenbrough, IV (age 38)           Since            Vice President of       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           August 2006     The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 41)           Since       President of The Jamestown   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996        Balanced Fund, The       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Jamestown Equity Fund and
                                                               The Jamestown
                                                         International Equity Fund
                                                           and Vice President of
                                                         The Jamestown Select Fund

Robert G. Dorsey (age 50)                   Since             Vice President         Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                               Fund Distributors, LLC (a registered
                                                                                     broker-dealer)

John M. Flippin (age 65)                    Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Peter L. Gibbes (age 50)                    Since            Vice President of       Manager of Quantitative Analysis of Lowe,
1802 Bayberry Court, Suite 400           August 2006     The Jamestown Select Fund   Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                                             Virginia

John H. Hanna, IV (age 51)                  Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                         February 2007     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Timothy S. Healey (age 54)                  Since            Vice President of       Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995       The Government Street     Mobile, Alabama
Birmingham, Alabama 35209                                  Mid-Cap Fund and The
                                                        Alabama Tax Free Bond Fund

Mary Shannon Hope (age 43)                  Since            Vice President of       Vice President and Portfolio Manager of T.
150 Government Street                   February 2004   The Government Street Bond   Leavell & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                              Fund

Joseph A. Jennings, III (age 45)            Since              President of          Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005            The Jamestown         Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                 Tax Exempt Virginia Fund

Thomas W. Leavell (age 64)                  Since              President of          President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004   The Government Street Funds  Mobile, Alabama
Mobile, Alabama 36602

David J. Marshall (age 50)                  Since          Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                         February 2007     Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Denise C. Peters (age 51)                   Since          Compliance Officer of     First Vice President and Compliance Officer for
One James Center, 901 E. Cary Street    February 2007    The Davenport Equity Fund   Davenport  Asset  Management  division of
Richmond, Virginia 23219                                                             Davenport & Company LLC, Richmond, Virginia,

R. Gregory Porter, III (age 66)             Since            Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988      the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Porter Funds

Page T. Reece (age 50)                      Since          Compliance Officer of     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400         September 2004       The Jamestown Funds      Operations of Lowe,  Brockenbrough & Company,
Richmond, Virginia 23226                                                             Inc.,  Richmond, Virginia

Teresa L. Sanderson (age 44)                Since        Compliance Officer of the   Compliance Officer and a Principal of Flippin,
800 Main Street                        September 2004     Flippin, Bruce & Porter    Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Funds

Mark J. Seger (age 45)                      Since                Treasurer           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 50)                    Since                Secretary           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 56)                   Since            Vice President of       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993       The Jamestown Balanced     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Fund and The Jamestown
                                                                Equity Fund

Lawrence B. Whitlock, Jr. (age 59)          Since              President of          Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002    The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 and Vice President of The
                                                          Jamestown Balanced Fund
                                                         and The Jamestown Equity
                                                                   Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette,  Erwin
H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met three times during the fiscal year ended March 31, 2007.

      o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation met four times during the fiscal year ended March 31, 2007. The Governance, Nomination and Compensation Committee will review shareholder recommendation for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2007.

      o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2007.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006 for each person who was a Trustee as of such date.

                                                                                        Aggregate Dollar
                                               Dollar Range of            Range of Shares of All Registered Investment
                                           Shares of the Fund Owned        Companies Overseen by Trustee in Family of
Name of Trustee                                   by Trustee                          Investment Companies
----------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                        Over $100,000                             Over $100,000
John T. Bruce                                   Over $100,000                             Over $100,000
Charles M. Caravati, Jr.                       $50,001--$100,000                           Over $100,000

Independent Trustees:
J. Finley Lee, Jr.                                   None                               $50,001--$100,000
Richard L. Morrill                             $10,001--$50,000                            Over $100,000
Harris V. Morrissette                          $10,001--$50,000                            Over $100,000
Erwin H. Will, Jr.                                   None                                 Over $100,000
Samuel B. Witt III                                $1--$10,000                              Over $100,000

As of June 30, 2007, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 4.4% of the then outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board, (except that such fee is $1,500 for the Committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2007 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon           From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement                Fund Complex
-----------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 1,220             None                  None                   $ 14,000
Robert S. Harris                      458             None                  None                      5,500
J. Finley Lee, Jr.                  1,598             None                  None                     18,500
Richard L. Morrill                  1,826             None                  None                     21,000
Harris V. Morrissette               2,000             None                  None                     23,000
Erwin H. Will, Jr.                  1,826             None                  None                     21,000
Samuel B. Witt III                  1,818             None                  None                     21,000

                       INVESTMENT ADVISER AND SUB-ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2008 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2007, 2006 and 2005, the Fund paid the Adviser advisory fees of $160,757 (which was net of voluntary fee waivers of $74,042), $112,998 (which was net of voluntary fee waivers of $84,295) and $100,366 (which was net of voluntary fee waivers of $97,577), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to four additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC (the "Sub-Advisor") to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Adviser, not the Fund, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

The Sub-Advisor manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2008 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Managing Member of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following Executive Managing Principals of the Sub-Advisor own a controlling interest in Oechsle Group, LLC: L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Roche, Langer, and Walker. Bank of America Corporation holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2007, 2006 and 2005 was $80,379, $56,499 and $50,183, respectively.

The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

PORTFOLIO MANAGER

Other Accounts Managed (as of March 31, 2007)
----------------------

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated in the following table.


---------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of      Total Assets in
                                                               Number                      Accounts with     Accounts with
                                                                 of                         Advisory Fee      Advisory Fee
 Name of Portfolio                                            Accounts   Total Assets in      Based on          Based on
      Manager                   Type of Accounts               Managed   Accounts Managed   Performance       Performance
---------------------------------------------------------------------------------------------------------------------------
L. Sean Roche        Registered investment companies:             3        $498 million         0                 $0
                     Other pooled investment vehicles:            1         $64 million         0                 $0
                     Other accounts:                             33       $11.1 billion         2           $1.15 billion

---------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities, Fund investment transactions may or may not vary from decisions made for others by the Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor. The Sub-Advisor has an obligation to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. Toward this end, the Sub-Advisor has developed allocation policies pursuant to which accounts with the same investment mandate invest in the same securities in the same percentage target amounts, unless considerations specific to an account preclude it from investing, or investing in the same amount.

To monitor implementation of these allocation policies, the Sub-Advisor's Compliance Department reviews daily a pro rata trade blotter report, which includes all trades from the previous day. The report is sorted by stock and by Portfolio Manager and contains all details of the trade, including the accounts that participated and the weight of that day's trade as a percentage of the account's total assets. From this review, the Compliance Department identifies all trade allocations in which a Portfolio Manager did not include all accounts that he or she manages or in which that day's allocations to an individual account differs materially from the other accounts under his management. By conducting this review, the Compliance Department determines if any allocation issues exist with the Fund or any other clients.

Compensation
------------

The Portfolio Manager receives two forms of compensation--salary and bonus. In addition, as a principal of the Sub-Advisor, the Portfolio Manager receives equity distributions. Although percentages vary by investment professional and other factors that affect compensation, salary generally represents less than 50% of total compensation, with bonus/equity distributions accounting for the remainder. The Sub-Advisor regards the bonus component of compensation as an especially important means of rewarding and incentivizing performance. Bonuses are variable and reflect an individual's contribution measured by: (1) pre-tax portfolio performance (over a one year period); (2) the success of individual stock ideas; (3) general contribution from participation in the investment process; (4) the value of country analysis and perspective in the analyst's assigned region; and (5) value derived from the coordination and exploitation of investment ideas from other regions. The Sub-Advisor measures the success of investment ideas over trailing periods.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Portfolio Manager as of March 31, 2007.

--------------------------------------------------------------------------------
                Name of                       Dollar Value of Fund Shares
           Portfolio Manager                      Beneficially Owned
--------------------------------------------------------------------------------
             L. Sean Roche                         $100,001--$500,000
--------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2007, 2006 and 2005, the Fund paid administration fees to the Administrator of $46,886, $39,513 and $39,605, respectively.

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Fund pays the Administrator an annual base fee of $6,240, plus its proportionate share of an asset-based fee equal to 0.01% per annum on total average net assets of all Jamestown Funds in excess of $100 million. For the fiscal year ended March 31, 2007, the Fund paid fees of $4,883 to the Administrator for compliance consulting services.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of

Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Fund was $9,182, $8,168 and $30,221, respectively. The amount of commissions paid by the Fund was higher during the fiscal year ended March 31, 2005 due to a change in the Fund's portfolio manager, which resulted in more changes to the portfolio than would be typical for the Fund.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Sub-Advisor, be allocated to those brokers or dealers that provide the Sub-Advisor with research services. The types of research services that the Sub-Advisor may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2007, the Fund had capital loss carryforwards for federal income tax purposes of $15,436,819, of which $937,547 expire March 31, 2010, $13,878,931 expire March 31, 2011 and
$620,341 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Sub-Advisor have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Sub-Advisor are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

      o The Fund posts a complete listing of its Portfolio Securities as of the end of each quarter at www.jamestownfunds.com. The listing of Portfolio Securities is made available 30 days following the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Fund has not entered into confidentiality or trading prohibition agreements with these organizations, however the Fund provides information about Portfolio Securities to these organizations on a quarterly basis, with a 30-day lag, which is approximately the same time as the Fund releases such information to the general public at the Fund's website.

      o These policies relating to disclosure of the Fund's Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser, the Sub-Advisor or other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer of the Trust (the "CCO") may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF SECURITIES. As of June 30, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 46.0% of the outstanding shares of the Fund; and Prudential Retirement as Nominee, Three Gateway Center, 14th Floor, Newark, New Jersey 07102, owned of record 7.4% of the outstanding shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2007:

                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                           13.86%       10.76%        6.55%
Return After Taxes on Distributions           13.76%       10.63%        5.96%
Return After Taxes on Distributions
    and Sale of Fund Shares                    9.13%        9.35%        5.51%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1) - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2007, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                       OECHSLE INTERNATIONAL ADVISORS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

      On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

      Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

II. GENERAL STATEMENT & POLICY

      Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies is generally established under the investment management agreement executed by the client. In an instance that such authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote. Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

      The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service ("Institutional Shareholder Services","ISS") that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal. Under certain limited circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own.

Direct Communication with Management
------------------------------------

Although Oechsle may also engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

Proxy Voting Limitations
------------------------

Due to certain circumstances, there are times that it would not be appropriate or Oechsle would be limited in voting proxies on behalf of clents. Examples are:

      o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

      o The securities have been sold short as permitted under the guidelines of a client account.

      o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision should take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

      o With regard to all accounts, it is Oechsle's general policy that when voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

      o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

      o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

      o Share blocking restrictions prevent the voting of proxies. Some countries prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer from a country that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

III.  POTENTIAL  CONFLICTS  OF  INTEREST.

A. VOTING IN ACCORDANCE WITH ISS RECOMMENDATION

      1) When Oechsle votes proxies in agreement with ISS' independent recommendation, Oechsle does not pose a risk for potential conflicts of interest. ISS will make its determination based on predetermined voting guidelines approved annually by Oechsle.

      2) TBAC is to monitor, evaluate, and affirm the firm's proxy voting process, the Independent Third Party Proxy Service, and the overall proxy program. The TBAC will, no less than annually, affirm the continued use of ISS as the

            Independent Third Party Proxy Service by approving ISS' policies and procedures regarding potential conflicts of interest and their predetermined proxy voting guidelines.

B. OECHSLE VOTES PROXIES INDEPENDENT OF ISS RECOMMENDATION

      1) When Oechsle deems it in the best interest of the client to vote proxies independent of ISS' recommendation, there is a potential for a conflict of interest to exist. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

                  o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested(1).

                  o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

                  o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

      2)    MITIGATION OF CONFLICT.

            Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

            a) Requiring documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Chief


----------
(1) Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

                  Compliance Officer ("CCO") when Oechsle deviates from the predetermined guidelines and recommendations from ISS.

            b) Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

            c) Requiring all principals and other employees, in the unlikely event that Oechsle deviates from ISS' recommendation, to disclose to the Chief Operating Officer, General Counsel or the CCO conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift).

IV. RESPONSIBILITY AND OVERSIGHT

      Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. The Executive Committee has outlined the following duties and responsibilities:

      1)    THE PROXY COORDINATOR

            The Proxy  Coordinator's  duties  are to  administer  and manage the
            proxy  voting  process  and  program.   The  Proxy   Coordinator  is
            instrumental in the proxy voting process and program. He is to:

            o Manage the relationship with ISS.

            o Administer the process by performing certain functions, including but not limited to:

                  a) Notify ISS and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to ISS.

                  b) Weekly, transmit information about the holdings of each account to ISS to update its records regarding positions held for which proxy voting is authorized. ISS reconciles ballots and contacts custodians for missing proxies.

                  c) Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

                  d) Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and if the Proxy Consultant decides to deviate from ISS' recommendation:

                        o Determine if a conflict of interest appears to exist(2). Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the CCO.

                        o     Verify that the  recommended  vote conforms to the
                              client's   proxy   guidelines   or  directives  if
                              applicable.

                        o Complete the Proxy Vote Deviation Form (see Exhibit A). As necessary, the form will contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the CCO; and be accompanied by supplemental research, if any.

                        o     Instruct ISS of the vote to be cast.

                        o     Ensure records are properly maintained.


----------
(2) The Proxy Coordinator will be apprised by the CCO of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the CCO.

                  e) The Proxy Coordinator or designee -Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

                  f) Inform the Chief Operating Officer, General Counsel or the CCO of issues and concerns as necessary and assist in the resolution of issues.

                  g) Fulfill and maintain records of client requests for proxy votes.

      2)    THE PROXY CONSULTANT

            The Proxy Consultant is a member of the Investment Team assigned to research and analyze an issuer to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests. The duties of the Proxy Consultant are to:

                  a.    Maintain  an  informed   position  with  regard  to  the
                        issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

                  b. Initiate, and inform the Proxy Coordinator of, revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

      3)    COMPLIANCE

            Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The CCO assists in the resolution of issues involving conflicts of interest. The CCO will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the CCO.

      4)    TRADING AND BROKERAGE ALLOCATION COMMITTEE

            The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program including a review of ISS' written policies and procedures and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the CCO or the Executive Committee as necessary.

      5)    CHIEF OPERATING OFFICER, GENERAL COUNSEL AND CCO

            The Chief Operating Officer, General Counsel or CCO are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

V. RECORDKEEPING AND DISCLOSURES

A. DOCUMENTATION / REPORTS

The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of the Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

B. RECORD KEEPING

Oechsle shall maintain the following records:

      1.    A copy of these Policies and Procedures;

      2.    A record of each proxy statement received.

      3.    A record of each vote cast.

      4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant.

      5. The Proxy Coordinator shall retain a copy of the annual report to the TBAC.

      6. Each written client request for proxy voting records and the response to any client request for such records.

      The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 6. Compliance maintains item 1. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of six years.

C.    AVAILABILITY OF POLICIES AND PROCEDURES.

      Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

      WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

            Oechsle International Advisors, LLC
            Att: Proxy Coordinator
            One International Place, 23rd Floor
            Boston, MA 02110

      EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

      CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

D. AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

      1) Clients. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

            The information to be supplied is:

            o     The name of the issuer of the security.

            o     The identifier (ISIN) of the portfolio security.

            o     The shareholder meeting date.

            o     A brief identification of the matter voted on.

            o Whether the matter was proposed by an issuer or by a security holder.

            o     Whether a vote was cast.

            o     How the vote was cast, i.e., for, against or abstain.

            o     Whether the vote was for or against management.

      2) Third Parties. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

                                    EXHIBIT A

                           PROXY VOTING DEVIATION FORM

     (For use when a Proxy Consultant wishes to deviate from the policies / recommendations of Oechsle's third party proxy service in voting proxies.)

Issuer:
       -------------------------------------------------------

Meeting Date:
             -------------------------------------------------

Proxy Item(s):
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Deviation(s) and Rationale:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Sources of Conflict (if any):
                             ---------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature of Analyst:                                          Date:
                     ----------------------------------------       ------------

Authorization:                                                 Date:
              -----------------------------------------------       ------------

================================================================================





                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND






                                  ANNUAL REPORT


                                 MARCH 31, 2007



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA





================================================================================

LETTER TO SHAREHOLDERS                                              MAY 14, 2007
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2007, The Jamestown Balanced Fund returned 6.6% versus a return of 9.8% for the Lipper Balanced Fund Index and a return of 9.6% for a blend of 60% S&P 500 and 40% Lehman Intermediate Government/Credit Index. The outperformance of value based equity strategies (led by Utilities, Energy, and Telecom Services) continued for a seventh year as the Russell 1000 Value Index returned 16.8% over the past year compared to 7.1% for the Russell 1000 Growth Index. While the equity portion of the Balanced Fund remains diversified across sectors, we believe that growth stocks look more attractive at this point in the market cycle. For the first time that we can measure, going back to 1977, stocks in the Russell 1000 Growth Index are cheaper than stocks in the Russell 1000 Value Index on a price-to-cash flow basis.

Given the modest level of interest rates and inflation, we continue to believe that equities are likely to outperform bonds. The equity portion of the Fund emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the Fund as economic and earnings growth slows. The equity portion of the Fund trades at 15.3X 2007 estimated earnings, which are forecast to grow 15.6%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

The Lehman Intermediate Government/Credit Bond Index rose 6.1% during the twelve month period. The fixed income portion of the portfolio has a duration that is essentially in line with the Lehman Intermediate Government/Credit Index. The portfolio continues to be overweight in corporate and agency bonds and underweight U.S. Treasury securities. The Federal Reserve is likely to hold interest rates steady until inflation begins to moderate or the economy slows more sharply.

The underperformance of the equity portion of the Fund was driven primarily by sector selection. The Fund was hurt by overweighting the Technology sector and underweighting the Utility sector. Stock selection was strong in the Utility sector, but this was offset by selection in the Energy and Consumer Staples sectors. The fixed income portion of the Fund slightly outperformed the Lehman Intermediate Government Credit Bond Index due to our overweight in corporate and agency bonds, as spreads relative to Treasury securities remained very tight.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

As of March 31, 2007, the Fund had 30.1% of its portfolio in fixed income securities, 69.0% in equity securities and 0.9% in cash equivalents.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2007, The Jamestown Equity Fund returned 6.9% versus a return of 11.8% for the S&P 500 Index. The outperformance of value based equity strategies (led by Utilities, Energy, and Telecom Services) continued for a seventh year as the Russell Value Index returned 16.8% compared to 7.1% over the past year. While the Fund remains diversified across sectors, we believe that growth stocks look more attractive at this point in the market cycle. For the first time that we can measure, going back to 1977, stocks in the Russell 1000 Growth Index are cheaper than stocks in the Russell 1000 Value Index on a price-to-cash flow basis.

The underperformance of the Fund was driven primarily by sector selection. The Fund was hurt by overweighting the Technology sector and under weighting the Utility sector. Stock selection was strong in the Utility sector, but this was offset by selection in the Energy and Consumer Staples sectors.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

The Fund emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the Fund as economic and earnings growth slows. The portfolio trades at 15.3X 2007 estimated earnings, which are forecast to grow 15.6%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

THE JAMESTOWN SELECT FUND

The Jamestown Select Fund commenced operations on October 31, 2006 and the Fund performed well during the first five months, with a return of 7.6% compared to 4.0% over that period for the S&P 500 Index. The outperformance of the Fund was driven by strong stock selection. Stock selection was positive in all of the sectors, except for a slight negative selection in Finance stocks. The Industrial and Consumer Staples sectors have experienced the best stock selection over the short life of the Fund.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

The Fund will  continue to focus on stocks  identified  by the Adviser as having the best earnings profile and are trading reasonable valuations. The Fund is overweight in the Technology, Consumer Discretionary, Health Care, and Materials sectors. The largest underweights in the portfolio are in the Energy, Telecommunications, and Utilities sectors. The portfolio trades at 14.1X 2007 estimated earnings, which are forecast to grow 14.4%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2007, The Jamestown Tax Exempt Virginia Fund recorded a total return of 3.9% compared to 4.3% for the Lehman 5-Year Municipal Index.

Following two years of increasing short-term interest rates, the Federal Reserve has kept monetary policy steady since its last rate hike in June 2006. Treasury bond yields peaked at that time, and sensing that the tightening cycle was over, bonds rallied during the last two quarters of 2006. The rally was marked by an inversion of the Treasury yield curve, with yields on longer maturities dropping below those of short maturities. Municipal bond yields also peaked in June 2006, and though the municipal yield curve did not invert, the flattening trend continued. The yield on AAA-rated municipals with maturities of 5, 10, and 30 years fell 7, 22, and 36 basis points, respectively, during the fiscal year ended March 31, 2007.

The municipal market has attracted non-traditional investors such as hedge funds, arbitrage programs and leveraged accounts, some of which do not benefit from the tax exempt nature of the interest payments. Instead, alternative accounts pursue strategies based on yield curve steepness, credit spreads, or attractive swap rates in the rapidly growing municipal derivatives market. This incremental demand, especially for the longest maturities, helped flatten the municipal yield curve.

The Fund was positioned for higher interest rates for most of the 2004-2006 tightening cycle, with a shorter average maturity and duration than that of its benchmarks. With the conclusion of the Federal Reserve's tightening cycle, the Fund's duration was lengthened modestly and is now considered neutral versus benchmarks. The Fund remains conservatively postured with its emphasis on high quality, intermediate maturities, which normally display lower price sensitivity due to changes in market yields than bonds with the longest maturities.

As of March 31, 2007, the Fund had an average effective maturity of 4.5 years, an effective duration of 3.8 years, and a 30-day yield of 3.42%, which produced a tax equivalent yield of 5.26% (assuming a maximum 35% federal tax rate).

Total assets of the Fund were $29 million as of March 31, 2007.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the fiscal year ended March 31, 2007, The Jamestown International Equity Fund returned 13.9% and the Morgan Stanley EAFE Index rose 20.2%. International equity markets continued to outperform their domestic counterparts as they have since the recovery that began in global equity markets in early 2003. Oechlse International Advisors LLC ("Oechsle"), the Fund's sub-advisor, is generally a growth-oriented manager; unfortunately, similar to the trends seen in domestic equities, value securities have continued to outperform growth oriented securities in the international market. As economic growth begins to moderate, Oechsle believes that the markets will return to companies that can continue to show earnings growth in a slower growth environment.

A string of positive surprises among leading economic indicators pointed to accelerating growth across Europe and Japan. Materials, Financials, and Industrial stocks continued to outperform. The Fund was hurt over the past twelve months by overweighting the Finance sector, with a particular emphasis on Japanese Financial stocks. The Fund has been underweight Materials and Industrials, which also detracted from performance over the period.

While Oechsle believes that the U.S. economy will likely slow behind weaker consumer spending, economic activity in the rest of the world is broadly improving. Both European and Japanese consumers appear poised to pick up any demand slack from the U.S. consumer. Business around the world appears healthy as trends in globalization, privatization, and corporate restructuring are boosting global economic activity.

Market volatility should pick up as investors differentiate between slow and fast growing companies.

Sustained moderate inflation remains a key component of Oechsle's favorable economic and investment perspective. While their outlook is broadly positive from both an economic and investment perspective, Oechsle acknowledges that there are several risks that include a sharper than expected slowdown in U.S. consumer spending, a continued sharp rise in oil and other commodities, and a surge in terrorist activities or global health risks.

The Fund currently has 49.7% invested in Continental Europe, 19.7% in the United Kingdom, 24.7% in Japan, 1.5% in the Pacific Basin outside of Japan, and 1.1% in Emerging Markets.

Sincerely,


/s/ Charles M. Caravati, III             /s/ Lawrence B. Whitlock

Charles M. Caravati, III, CFA            Lawrence B. Whitlock, Jr.
President                                President
Jamestown Balanced Fund                  Jamestown Select Fund
Jamestown Equity Fund
Jamestown International Equity Fund


                                         /s/ Joseph A. Jennings, III

                                         Joseph A. Jennings, III
                                         President
                                         Jamestown Tax Exempt Virginia Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

  STANDARD & POOR'S 500 INDEX      THE JAMESTOWN BALANCED FUND     CONSUMER PRICE INDEX
  ----------------------------     ----------------------------    ---------------------

         DATE      VALUE                 DATE       VALUE             DATE       VALUE
         ----      -----                 ----       -----             ----       -----
       03/31/97   $10,000               03/31/97   $10,000           03/31/97   $10,000
       06/30/97    11,746               06/30/97    11,131           06/30/97    10,019
       09/30/97    12,626               09/30/97    11,684           09/30/97    10,063
       12/31/97    12,988               12/31/97    11,967           12/31/97    10,125
       03/31/98    14,800               03/31/98    13,242           03/31/98    10,137
       06/30/98    15,289               06/30/98    13,312           06/30/98    10,194
       09/30/98    13,768               09/30/98    12,141           09/30/98    10,237
       12/31/98    16,700               12/31/98    14,154           12/31/98    10,280
       03/31/99    17,532               03/31/99    14,242           03/31/99    10,305
       06/30/99    18,768               06/30/99    14,683           06/30/99    10,399
       09/30/99    17,596               09/30/99    14,266           09/30/99    10,455
       12/31/99    20,214               12/31/99    15,777           12/31/99    10,537
       03/31/00    20,678               03/31/00    16,507           03/31/00    10,637
       06/30/00    20,128               06/30/00    16,734           06/30/00    10,743
       09/30/00    19,933               09/30/00    16,246           09/30/00    10,825
       12/31/01    18,376               12/31/00    15,911           12/31/00    10,906
       03/31/01    16,197               03/31/01    14,418           03/31/01    11,013
       06/30/01    17,144               06/30/01    14,563           06/30/01    11,132
       09/30/01    14,628               09/30/01    13,181           09/30/01    11,119
       12/31/01    16,191               12/31/01    14,117           12/31/01    11,113
       03/31/02    16,235               03/31/02    13,955           03/31/02    11,138
       06/30/02    14,060               06/30/02    13,335           06/30/02    11,263
       09/30/02    11,630               09/30/02    12,350           09/30/02    11,319
       12/31/02    12,612               12/31/02    12,648           12/31/02    11,357
       03/31/03    12,214               03/31/03    12,551           03/31/03    11,469
       06/30/03    14,095               06/30/03    13,710           06/30/03    11,494
       09/30/03    14,468               09/30/03    13,792           09/30/03    11,563
       12/31/03    16,229               12/31/03    14,725           12/31/03    11,558
       03/31/04    16,504               03/31/04    15,098           03/31/04    11,664
       06/30/04    16,788               06/30/04    15,225           06/30/04    11,846
       09/30/04    16,475               09/30/04    15,102           09/30/04    11,871
       12/31/04    17,995               12/31/04    15,739           12/31/04    11,965
       03/31/05    17,609               03/31/05    15,525           03/31/05    12,109
       06/30/05    17,850               06/30/05    15,717           06/30/05    12,274
       09/30/05    18,493               09/30/05    16,234           09/30/05    12,400
       12/31/05    18,879               12/31/05    16,526           12/31/05    12,476
       03/31/06    19,674               03/31/06    16,943           03/31/06    12,546
       06/30/06    19,390               06/30/06    16,394           06/30/06    12,786
       09/30/06    20,489               09/30/06    17,082           09/30/06    12,874
       12/31/06    21,861               12/31/06    17,874           12/31/06    12,722
       03/31/07    22,001               03/31/07    18,056           03/31/07    12,848


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)
                                     (for periods ended March 31, 2007)

                                         1 YEAR   5 YEARS   10 YEARS
The Jamestown Balanced Fund               6.57%    5.29%      6.09%
Standard & Poor's 500 Index              11.83%    6.27%      8.20%
Consumer Price Index                      2.41%    2.90%      2.54%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
    EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

  STANDARD & POOR'S 500 INDEX      THE JAMESTOWN EQUITY FUND       CONSUMER PRICE INDEX
  ----------------------------     --------------------------      ---------------------

         DATE      VALUE                 DATE      VALUE              DATE      VALUE
         ----      -----                 ----      -----              ----      -----
       03/31/97   $10,000              03/31/97   $10,000           03/31/97   $10,000
       06/30/97    11,746              06/30/97    11,533           06/30/97    10,019
       09/30/97    12,626              09/30/97    12,223           09/30/97    10,063
       12/31/97    12,988              12/31/97    12,553           12/31/97    10,125
       03/31/98    14,800              03/31/98    14,374           03/31/98    10,137
       06/30/98    15,289              06/30/98    14,353           06/30/98    10,194
       09/30/98    13,768              09/30/98    12,263           09/30/98    10,237
       12/31/98    16,700              12/31/98    15,562           12/31/98    10,280
       03/31/99    17,532              03/31/99    15,571           03/31/99    10,305
       06/30/99    18,768              06/30/99    16,419           06/30/99    10,399
       09/30/99    17,596              09/30/99    15,660           09/30/99    10,455
       12/31/99    20,214              12/31/99    18,153           12/31/99    10,537
       03/31/00    20,678              03/31/00    19,314           03/31/00    10,637
       06/30/00    20,128              06/30/00    19,633           06/30/00    10,743
       09/30/00    19,933              09/30/00    18,542           09/30/00    10,825
       12/31/00    18,376              12/31/00    17,842           12/31/00    10,906
       03/31/01    16,197              03/31/01    15,163           03/31/01    11,013
       06/30/01    17,144              06/30/01    15,368           06/30/01    11,132
       09/30/01    14,628              09/30/01    12,859           09/30/01    11,119
       12/31/01    16,191              12/31/01    14,313           12/31/01    11,113
       03/31/02    16,235              03/31/02    14,039           03/31/02    11,138
       06/30/02    14,060              06/30/02    12,848           06/30/02    11,263
       09/30/02    11,630              09/30/02    10,966           09/30/02    11,319
       12/31/02    12,612              12/31/02    11,322           12/31/02    11,357
       03/31/03    12,214              03/31/03    11,070           03/31/03    11,469
       06/30/03    14,095              06/30/03    12,577           06/30/03    11,494
       09/30/03    14,468              09/30/03    12,676           09/30/03    11,563
       12/31/03    16,229              12/31/03    14,002           12/31/04    11,558
       03/31/04    16,504              03/31/04    14,402           03/31/04    11,664
       06/30/04    16,788              06/30/04    14,725           06/30/04    11,846
       09/30/04    16,475              09/30/04    14,413           09/30/04    11,871
       12/31/04    17,995              12/31/04    15,276           12/31/04    11,965
       03/31/05    17,609              03/31/05    15,027           03/31/05    12,109
       06/30/05    17,850              06/30/05    15,146           06/30/05    12,274
       09/30/05    18,493              09/30/05    15,924           09/30/05    12,400
       12/31/05    18,879              12/31/05    16,302           12/31/05    12,476
       03/31/06    19,674              03/31/06    16,933           03/31/06    12,546
       06/30/06    19,390              06/30/06    16,139           06/30/06    12,786
       09/30/06    20,489              09/30/06    16,869           09/30/06    12,874
       12/31/06    21,861              12/31/06    17,929           12/31/06    12,722
       03/31/07    22,001              03/31/07    18,105           03/31/07    12,848


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)
                                     (for periods ended March 31, 2007)

                                         1 YEAR   5 YEARS   10 YEARS
The Jamestown Equity Fund                 6.92%    5.22%      6.12%
Standard & Poor's 500 Index              11.83%    6.27%      8.20%
Consumer Price Index                      2.41%    2.90%      2.54%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                                [GRAPHIC OMITTED]

          STANDARD & POOR'S 500 INDEX      THE JAMESTOWN SELECT FUND
          ----------------------------     --------------------------

                 DATE      VALUE                DATE       VALUE
                 ----      -----                ----       -----
               10/31/06   $10,000              10/31/06   $10,000
               12/31/06    10,333              12/31/06    10,435
               03/31/07    10,399              03/31/07    10,755

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                              Total Return(a)
                                     (for period ended March 31, 2007)

                                             SINCE INCEPTION*
The Jamestown Select Fund                          7.55%
Standard & Poor's 500 Index                        3.99%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                    INDEX AND THE LEHMAN MUNICIPAL BOND INDEX

                                [GRAPHIC OMITTED]

  LEHMAN MUNICIPAL BOND INDEX      THE JAMESTOWN TAX EXEMPT VIRGINIA FUND       LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
  ----------------------------     ---------------------------------------      ----------------------------------------
         DATE      VALUE                       DATE       VALUE
         ----      -----                       ----       -----                           DATE       VALUE
       03/31/97   $10,000                     03/31/97   $10,000                          ----       -----
       06/30/97    10,344                     06/30/97    10,269                         03/31/97   $10,000
       09/30/97    10,656                     09/30/97    10,486                         06/30/97    10,264
       12/31/97    10,945                     12/31/97    10,717                         09/30/97    10,516
       03/31/98    11,071                     03/31/98    10,800                         12/31/97    10,743
       06/30/98    11,240                     06/30/98    10,928                         03/31/98    10,846
       09/30/98    11,585                     09/30/98    11,250                        6/30/1998    10,978
       12/31/98    11,655                     12/31/98    11,296                        9/30/1998    11,282
       03/31/99    11,758                     03/31/99    11,332                         12/31/98    11,346
       06/30/99    11,550                     06/30/99    11,158                         03/31/99    11,410
       09/30/99    11,504                     09/30/99    11,151                         06/30/99    11,219
       12/31/99    11,415                     12/31/99    11,100                         09/30/99    11,226
       03/31/00    11,749                     03/31/00    11,337                         12/31/99    11,191
       06/30/00    11,926                     06/30/00    11,463                         03/31/00    11,388
       09/30/00    12,215                     09/30/00    11,695                        6/30/2000    11,526
       12/31/00    12,749                     12/31/00    12,097                         09/30/00    11,767
       03/31/01    13,032                     03/31/01    12,354                         12/31/00    12,161
       06/30/01    13,117                     06/30/01    12,412                         03/31/01    12,436
       09/30/01    13,485                     09/30/01    12,697                         06/30/01    12,528
       12/31/01    13,403                     12/31/01    12,635                         09/30/01    12,852
       03/31/02    13,529                     03/31/02    12,732                         12/31/01    12,744
       06/30/02    14,024                     06/30/02    13,131                         03/31/02    12,836
       09/30/02    14,690                     09/30/02    13,676                         06/30/02    13,291
       12/31/02    14,690                     12/31/02    13,688                         09/30/02    13,805
       03/31/03    14,866                     03/31/03    13,781                         12/31/02    13,808
       06/30/03    15,250                     06/30/03    14,061                         03/31/03    13,944
       09/30/03    15,262                     09/30/03    14,048                         06/30/03    14,251
       12/31/03    15,470                     12/31/03    14,142                         09/30/03    14,280
       03/31/04    15,738                     03/31/04    14,279                         12/31/03    14,410
       06/30/04    15,365                     06/30/04    13,999                         03/31/04    14,577
       09/30/04    15,961                     09/30/04    14,373                         06/30/04    14,289
       12/31/04    16,161                     12/31/04    14,445                         09/30/04    14,716
       03/31/05    16,155                     03/31/05    14,305                         12/31/04    14,820
       06/30/05    16,628                     06/30/05    14,600                         03/31/05    14,711
       09/30/05    16,608                     09/30/05    14,540                         06/30/05    15,063
       12/31/05    16,729                     12/31/05    14,597                         09/30/05    15,034
       03/31/06    16,770                     03/31/06    14,567                         12/31/05    15,119
       06/30/06    16,775                     06/30/06    14,583                         03/31/06    15,134
       09/30/06    17,347                     09/30/06    14,934                         06/30/06    15,140
       12/31/06    17,539                     12/31/06    15,025                         09/30/06    15,588
       03/31/07    17,681                     03/31/07    15,128                         12/31/06    15,703
                                                                                         03/31/07    15,822


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2007)

                                               1 YEAR   5 YEARS   10 YEARS
The Jamestown Tax Exempt Virginia Fund          3.85%    3.51%      4.23%
Lipper Intermediate Municipal Fund Index        4.55%    4.27%      4.69%
Lehman Municipal Bond Index                     5.43%    5.50%      5.86%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR
                             EAST INDEX (EAFE INDEX)

                                [GRAPHIC OMITTED]

      MORGAN STANLEY EUROPE, AUSTRALIA AND     THE JAMESTOWN INTERNATIONAL
           FAR EAST INDEX (EAFE INDEX)                 EQUITY FUND
      ------------------------------------     ---------------------------

               DATE      VALUE                        DATE      VALUE
               ----      -----                        ----      -----
             03/31/97   $10,000                     03/31/97   $10,000
             06/30/97    11,297                     06/30/97    11,580
             09/30/97    11,217                     09/30/97    12,080
             12/31/97    10,339                     12/31/97    11,151
             03/31/98    11,859                     03/31/98    12,967
             06/30/98    11,985                     06/30/98    13,574
             09/30/98    10,282                     09/30/98    11,702
             12/31/98    12,406                     12/31/98    13,822
             03/31/99    12,579                     03/31/99    14,090
             06/30/99    12,898                     06/30/99    14,711
             09/30/99    13,466                     09/30/99    15,600
             12/31/99    15,753                     12/31/99    19,297
             03/31/00    15,738                     03/31/00    19,635
             06/30/00    15,115                     06/30/00    17,950
             09/30/00    13,896                     09/30/00    16,492
             12/31/00    13,522                     12/31/00    15,358
             03/31/01    11,664                     03/31/01    13,098
             06/30/01    11,542                     06/30/01    12,676
             09/30/01     9,926                     09/30/01    10,386
             12/31/01    10,618                     12/31/01    11,170
             03/31/02    10,672                     03/31/02    11,309
             06/30/02    10,446                     06/30/02    10,805
             09/30/02     8,384                     09/30/02     8,488
             12/31/02     8,926                     12/31/02     8,916
             03/31/03     8,193                     03/31/03     8,009
             06/30/03     9,772                     06/30/03     9,520
             09/30/03    10,565                     09/30/03    10,116
             12/31/03    12,368                     12/31/03    11,571
             03/31/04    12,904                     03/31/04    12,031
             06/30/04    12,932                     06/30/04    11,980
             09/30/04    12,896                     09/30/04    11,660
             12/31/04    14,872                     12/31/04    13,491
             03/31/05    14,848                     03/31/05    13,295
             06/30/05    14,700                     06/30/05    12,884
             09/30/05    16,225                     09/30/05    14,327
             12/31/05    16,887                     12/31/05    15,222
             03/31/06    18,475                     03/31/06    16,559
             06/30/06    18,604                     06/30/06    16,442
             09/30/06    19,335                     09/30/06    17,013
             12/31/06    21,337                     12/31/06    18,384
             03/31/07    22,207                     03/31/07    18,854

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2007)

                                               1 YEAR   5 YEARS   10 YEARS
The Jamestown International Equity Fund        13.86%    10.76%     6.55%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)                  20.20%    15.78%     8.31%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------------     TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    Cisco Systems, Inc.                  1.9%
                                     General Electric Company             1.8%
Cash Equivalents    0.9%             PepsiCo, Inc.                        1.6%
Fixed Income       30.1%             Microsoft Corporation                1.5%
Common Stocks      69.0%             American International Group         1.3%
                                     AT&T, Inc.                           1.3%
                                     Bank of America Corporation          1.3%
                                     Thermo Fisher Scientific, Inc.       1.2%
                                     Oracle Corporation                   1.1%
                                     ITT Corporation                      1.1%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.0% OF NET ASSETS)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                THE
                             JAMESTOWN
                              BALANCED   S&P 500
                                FUND      INDEX
------------------------------------------------
Consumer Discretionary          9.4%      10.5%
Consumer Staples                7.4%       9.6%
Energy                          7.6%      10.1%
Financials                     20.5%      21.6%
Health Care                    14.5%      11.9%
Industrials                    14.4%      10.9%
Information Technology         19.7%      14.9%
Materials                       3.5%       3.1%
Telecommunication Services      3.0%       3.7%
Utilities                       0.0%       3.7%


FIXED-INCOME PORTFOLIO ( 30.1% OF NET ASSETS)    SECTOR BREAKDOWN
---------------------------------------------    -------------------------------
Average Weighted Maturity (Years)       4.54     U.S. Treasury             8.9%
Average Duration (Years)                3.55     U.S. Government Agency   20.7%
Average Coupon                          5.71%    Mortgage-Backed          20.5%
Average Yield to Maturity               5.18%    Corporate                46.7%
                                                 Municipal                 1.7%
                                                 Regional Authority        1.5%


              CREDIT QUALITY           % OF FIXED INCOME PORTFOLIO
              ----------------------------------------------------
              AAA                                  2.5%
              AA                                   9.4%
              A                                   30.6%
              BAA                                  8.7%
              U.S. Treasury                        8.7%
              U.S. Government Agency              40.1%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------------     TEN LARGEST HOLDINGS             NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    Cisco Systems, Inc.                 2.7%
                                     General Electric Company            2.6%
Cash Equivalents    0.4%             PepsiCo, Inc.                       2.3%
Stocks             99.6%             Microsoft Corporation               2.1%
                                     AT&T, Inc.                          2.0%
                                     American International Group        1.8%
                                     Thermo Fisher Scientific, Inc.      1.8%
                                     Bank of America Corporation         1.8%
                                     Oracle Corporation                  1.7%
                                     ITT Corporation                     1.6%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                                THE
                                                             JAMESTOWN
                                                               EQUITY    S&P 500
                                                                FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                                          9.5%      10.5%
Consumer Staples                                                6.8%       9.6%
Energy                                                          7.5%      10.1%
Financials                                                     20.4%      21.6%
Health Care                                                    14.5%      11.9%
Industrials                                                    14.2%      10.9%
Information Technology                                         19.4%      14.9%
Materials                                                       3.6%       3.1%
Telecommunication Services                                      3.1%       3.7%
Utilities                                                       0.0%       3.7%
Cash Equivalents                                                1.0%       0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------     TEN LARGEST HOLDINGS              NET ASSETS
                                    --------------------------------------------
        [GRAPHIC OMITTED]           Medco Health Solutions, Inc.         1.8%
                                    Goldman Sachs Group, Inc.            1.7%
Cash Equivalents        0.5%        J.C. Penney Company, Inc.            1.7%
Stocks                 99.5%        Terex Corporation                    1.6%
                                    Kroger Company                       1.6%
                                    Sherwin-Williams Company             1.6%
                                    Grant Prideco, Inc.                  1.6%
                                    CIGNA Corporation                    1.5%
                                    Morgan Stanley                       1.5%
                                    MEMC Electronic Materials, Inc.      1.5%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                               THE
                                                            JAMESTOWN
                                                              SELECT    S&P 500
                                                               FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                                        14.0%      10.5%
Consumer Staples                                               8.4%       9.6%
Energy                                                         7.2%      10.1%
Financials                                                    18.7%      21.6%
Health Care                                                   12.2%      11.9%
Industrials                                                   10.9%      10.9%
Information Technology                                        19.8%      14.9%
Materials                                                      5.5%       3.1%
Telecommunication Services                                     1.5%       3.7%
Utilities                                                      1.3%       3.7%
Cash Equivalents                                               0.5%       0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

        CHARACTERISTICS             MATURITY BREAKDOWN (% OF PORTFOLIO)
       (WEIGHTED AVERAGE)           --------------------------------------------
-------------------------------
Current Yield             3.42%                   [GRAPHIC OMITTED]
Tax-Equivalent Yield*     5.26%
Average Maturity      4.5 years           0-2 Years                     25%
Average Duration      3.8 years           2-5 Years                     31%
Average Quality             AA+           5-10 Years                    44%
Number of Issues             40

*     Assumes a maximum 35.0% federal tax rate.

CREDIT QUALITY (% OF PORTFOLIO)     SECTOR DIVERSIFICATION (% OF PORTFOLIO)
-------------------------------     --------------------------------------------

       [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

AAA            62.3%                Revenues                           56.5%
AA             37.7%                Government Guaranteed              29.3%
                                    Floating Rate Notes                 2.6%
                                    General Obligations                11.6%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------   TEN LARGEST HOLDINGS     COUNTRY    NET ASSETS
                                  ----------------------------------------------
       [GRAPHIC OMITTED]          Mitsubishi Estate
                                    Company Ltd.            Japan         2.8%
Cash Equivalents    3.3%          Koninkijke (Royal)
Stocks             96.7%            KPN NV               Netherlands      2.4%
                                  Repsol YPF SA             Spain         2.3%
                                  GlaxoSmithKline PLC  United Kingdom     2.2%
                                  Suez SA                  France         2.0%
                                  Land Securities
                                    Group PLC          United Kingdom     2.0%
                                  ENI SpA                   Italy         1.9%
                                  SAP AG                   Germany        1.9%
                                  Siemens AG               Germany        1.8%
                                  Mitsubishi UFJ Financial
                                    Group, Inc.             Japan         1.8%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  THE JAMESTOWN    MORGAN
                   INTERNATIONAL   STANLEY
                      EQUITY         EAFE
                       FUND         INDEX
                   -----------------------
Denmark                 0.8%         8.9%
Finland                 1.2%         1.5%
France                 10.3%        10.0%
Germany                10.8%         7.7%
Greece                  1.1%         0.7%
Italy                   4.8%         3.8%
Japan                  24.7%        22.5%
Netherlands             7.7%         3.5%
Norway                  1.0%         1.0%
Poland                  0.3%         0.0%
Portugal                0.6%         0.4%
Singapore               1.5%         1.0%
South Korea             0.8%         0.0%
Spain                   3.3%         4.0%
Sweden                  2.4%         2.6%
Switzerland             5.7%         6.6%
United Kingdom         19.7%        23.6%
Other                   0.0%         2.2%
Cash Equivalents        3.3%         0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
==========================================================================================================================
                                                                                                JAMESTOWN      JAMESTOWN
                                                   JAMESTOWN      JAMESTOWN      JAMESTOWN     TAX EXEMPT    INTERNATIONAL
                                                    BALANCED        EQUITY         SELECT       VIRGINIA         EQUITY
                                                      FUND           FUND           FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost........................   $37,251,479   $  28,661,238   $19,001,275   $ 28,203,746   $  17,279,454
                                                  ===========   =============   ===========   ============   =============
    At value (Note 1)..........................   $45,486,799   $  37,359,283   $19,789,306   $ 28,646,667   $  25,143,381
  Cash.........................................            --              --            --             --         768,891
  Cash denominated in
    foreign currency(a) (Note 5)...............            --              --            --             --          62,062
  Dividends and interest receivable............       202,662          35,676        14,124        376,739          61,679
  Receivable for investment securities sold....       349,543         414,711       240,152             --              --
  Receivable for capital shares sold...........            --          12,910            --             --              --
  Other assets.................................         1,190           5,767         8,397          6,376           1,306
                                                  -----------   -------------   -----------   ------------   -------------
    TOTAL ASSETS...............................    46,040,194      37,828,347    20,051,979     29,029,782      26,037,319
                                                  -----------   -------------   -----------   ------------   -------------

LIABILITIES
  Distributions payable........................       117,436         170,157            --         14,391              --
  Payable for securities purchased.............       412,868         487,184       824,739             --          11,893
  Payable for capital shares redeemed..........        11,953          17,875            --         22,037              --
  Accrued investment advisory fees (Note 3)....        25,054          20,373        11,803          8,380          18,460
  Accrued administration fees (Note 3).........         5,300           4,400         4,000          3,600           4,300
  Accrued compliance fees (Note 3).............           550             500           400            450             600
  Net unrealized depreciation on
    forward foreign currency
    exchange contracts (Note 6)................            --              --            --             --               9
  Other accrued expenses.......................         6,777               3         1,891             --          12,243
                                                  -----------   -------------   -----------   ------------   -------------
      TOTAL LIABILITIES........................       579,938         700,492       842,833         48,858          47,505
                                                  -----------   -------------   -----------   ------------   -------------

NET ASSETS.....................................   $45,460,256   $  37,127,855   $19,209,146   $ 28,980,924   $  25,989,814
                                                  ===========   =============   ===========   ============   =============

Net assets consist of:
  Paid-in capital..............................   $37,253,297   $  28,460,644   $18,376,352   $ 28,518,201   $  33,584,050
  Accumulated undistributed net
    investment income..........................        14,151           3,383            --         13,101              --
  Accumulated net realized gains (losses)
    from security transactions.................       (42,512)        (34,217)       44,763          6,701     (15,459,107)
  Net unrealized appreciation on investments...     8,235,320       8,698,045       788,031        442,921       7,863,927
  Net unrealized appreciation on translation
    of assets and liabilities in foreign
    currencies.................................            --              --            --             --             944
                                                  -----------   -------------   -----------   ------------   -------------
Net assets.....................................   $45,460,256   $  37,127,855   $19,209,146   $ 28,980,924   $  25,989,814
                                                  ===========   =============   ===========   ============   =============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)................................     3,128,473       2,049,287     1,789,132      2,880,038       1,799,722
                                                  ===========   =============   ===========   ============   =============

Net asset value, offering price and redemption
  price per share(b)...........................   $     14.53   $       18.12   $     10.74   $      10.06   $       14.44
                                                  ===========   =============   ===========   ============   =============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $61,676.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007 (a)
=============================================================================================================
                                                                                   JAMESTOWN      JAMESTOWN
                                            JAMESTOWN     JAMESTOWN   JAMESTOWN    TAX EXEMPT   INTERNATIONAL
                                             BALANCED      EQUITY       SELECT      VIRGINIA       EQUITY
                                               FUND         FUND        FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ............................   $   526,627   $  556,151    $ 93,381   $    18,541     $  503,731
  Foreign withholding taxes on dividends          (705)        (798)         --            --        (62,190)
  Interest .............................       857,023        8,751          --     1,289,700         18,045
                                           -----------   ----------    --------   -----------     ----------
    TOTAL INVESTMENT INCOME ............     1,382,945      564,104      93,381     1,308,241        459,586
                                           -----------   ----------    --------   -----------     ----------

EXPENSES
  Investment advisory fees (Note 3) ....       333,469      256,100      44,864       120,199        234,799
  Administration fees (Note 3) .........        69,796       55,408      14,000        43,775         46,886
  Professional fees ....................        19,087       16,783       1,257        14,583         18,382
  Trustees' fees and expenses ..........        12,513       12,513       6,703        12,513         12,513
  Custodian fees .......................        11,004        8,381      11,776         5,056         43,233
  Pricing costs ........................         8,764        2,018         810         5,792         31,693
  Compliance consulting fees (Note 3) ..         6,740        5,662       2,043         4,977          5,623
  Postage and supplies .................         5,680        6,672       1,939         4,696          5,011
  Registration fees ....................         3,159        3,837       1,833         1,343          4,412
  Printing of shareholder reports ......         3,147        4,734         825         1,868          2,393
  Insurance expense ....................         4,118        3,229          --         2,434          1,828
  Other expenses .......................         4,518        7,199       2,517         8,137          5,380
                                           -----------   ----------    --------   -----------     ----------
    TOTAL EXPENSES .....................       481,995      382,536      88,567       225,373        412,153
  Fees waived by the Adviser (Note 3) ..            --           --     (13,793)      (18,030)       (74,042)
  Expenses reimbursed through a directed
    brokerage arrangement (Note 4) .....       (24,000)     (24,000)         --            --             --
                                           -----------   ----------    --------   -----------     ----------
    NET EXPENSES .......................       457,995      358,536      74,774       207,343        338,111
                                           -----------   ----------    --------   -----------     ----------

NET INVESTMENT INCOME ..................       924,950      205,568      18,607     1,100,898        121,475
                                           -----------   ----------    --------   -----------     ----------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains from:
    Security transactions ..............     3,640,165    3,061,081      47,884        20,776        916,382
    Foreign currency transactions ......            --           --          --            --          1,717
  Net change in unrealized appreciation/
    depreciation on:
    Investments ........................    (1,428,467)    (687,674)    788,031        13,207      2,074,541
    Foreign currency translation .......            --           --          --            --            897
                                           -----------   ----------    --------   -----------     ----------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS
  AND FOREIGN CURRENCIES ...............     2,211,698    2,373,407     835,915        33,983      2,993,537
                                           -----------   ----------    --------   -----------     ----------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .....................   $ 3,136,648   $2,578,975    $854,522   $ 1,134,881     $3,115,012
                                           ===========   ==========    ========   ===========     ==========

(a) Except for the Jamestown Select Fund, which represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                         JAMESTOWN                     JAMESTOWN
                                                       BALANCED FUND                  EQUITY FUND
                                                --------------------------------------------------------
                                                    YEAR           YEAR           YEAR          YEAR
                                                    ENDED         ENDED           ENDED         ENDED
                                                  MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                    2007           2006           2007          2006
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .....................   $    924,950   $  1,074,156   $    205,568   $   152,092
  Net realized gains on security transactions      3,640,165      3,960,067      3,061,081     3,030,933
  Net change in unrealized appreciation/
    depreciation on investments .............     (1,428,467)       475,466       (687,674)    1,861,077
                                                ------------   ------------   ------------   -----------
Net increase in net assets from operations ..      3,136,648      5,509,689      2,578,975     5,044,102
                                                ------------   ------------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................       (956,689)    (1,102,478)      (203,630)     (151,097)
  From net realized gains from
    security transactions ...................     (3,490,662)    (3,872,793)    (3,027,251)   (3,031,520)
                                                ------------   ------------   ------------   -----------
Net decrease in net assets from
  distributions to shareholders .............     (4,447,351)    (4,975,271)    (3,230,881)   (3,182,617)
                                                ------------   ------------   ------------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................        733,118      2,477,785      1,955,767     1,520,283
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders ............................      4,156,986      4,684,832      2,926,496     2,887,949
  Payments for shares redeemed ..............    (14,998,174)   (13,052,698)    (9,872,194)   (5,752,829)
                                                ------------   ------------   ------------   -----------
Net decrease in net assets from
  capital share transactions ................    (10,108,070)    (5,890,081)    (4,989,931)   (1,344,597)
                                                ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .............................    (11,418,773)    (5,355,663)    (5,641,837)      516,888

NET ASSETS
  Beginning of year .........................     56,879,029     62,234,692     42,769,692    42,252,804
                                                ------------   ------------   ------------   -----------
  End of year ...............................   $ 45,460,256   $ 56,879,029   $ 37,127,855   $42,769,692
                                                ============   ============   ============   ===========

ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME .....................   $     14,151   $    (37,454)  $      3,383   $     1,445
                                                ============   ============   ============   ===========

CAPITAL SHARE ACTIVITY
  Sold ......................................         49,158        165,132        105,603        82,920
  Reinvested ................................        283,046        313,505        160,560       160,456
  Redeemed ..................................     (1,002,168)      (850,187)      (534,434)     (314,377)
                                                ------------   ------------   ------------   -----------
  Net decrease in shares outstanding ........       (669,964)      (371,550)      (268,271)      (71,001)
  Shares outstanding, beginning of year .....      3,798,437      4,169,987      2,317,558     2,388,559
                                                ------------   ------------   ------------   -----------
  Shares outstanding, end of year ...........      3,128,473      3,798,437      2,049,287     2,317,558
                                                ============   ============   ============   ===========

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================================
                                                                                             PERIOD
                                                                                              ENDED
                                                                                            MARCH 31,
                                                                                             2007 (a)
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................................................................   $    18,607
  Net realized gains on security transactions ..........................................        47,884
  Net change in unrealized appreciation/depreciation on investments ....................       788,031
                                                                                           -----------
Net increase in net assets from operations .............................................       854,522
                                                                                           -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................................................       (18,607)
  From net realized gain from security transaction .....................................        (3,121)
                                                                                           -----------
  Net decrease in net assets from distributions to shareholders ........................       (21,728)
                                                                                           -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................................................    18,357,722
  Net asset value of shares issued in reinvestment of distributions to shareholders ....        21,278
  Payments for shares redeemed .........................................................        (2,648)
                                                                                           -----------
Net increase in net assets from capital share transactions .............................    18,376,352
                                                                                           -----------

TOTAL INCREASE IN NET ASSETS ...........................................................    19,209,146

NET ASSETS
  Beginning of period ..................................................................            --
                                                                                           -----------
  End of period ........................................................................   $19,209,146
                                                                                           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ........................................   $        --
                                                                                           ===========

CAPITAL SHARE ACTIVITY
  Sold .................................................................................     1,787,340
  Reinvested ...........................................................................         2,042
  Redeemed .............................................................................          (250)
                                                                                           -----------
  Net increase in shares outstanding ...................................................     1,789,132
  Shares outstanding, beginning of period ..............................................            --
                                                                                           -----------
  Shares outstanding, end of period ....................................................     1,789,132
                                                                                           ===========

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                          JAMESTOWN TAX EXEMPT             JAMESTOWN
                                                             VIRGINIA FUND         INTERNATIONAL EQUITY FUND
                                                       -------------------------   -------------------------
                                                           YEAR          YEAR          YEAR         YEAR
                                                          ENDED         ENDED         ENDED         ENDED
                                                        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                           2007          2006          2007          2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $ 1,100,898   $ 1,091,469   $   121,475   $   175,330
  Net realized gains (losses) from:
    Security transactions ..........................        20,776        26,160       916,382       939,193
    Foreign currency transactions ..................            --            --         1,717        (2,031)
  Net change in unrealized appreciation/
    depreciation on:
    Investments ....................................        13,207      (554,553)    2,074,541     3,281,131
    Foreign currency translation ...................            --            --           897            62
                                                       -----------   -----------   -----------   -----------
Net increase in net assets from operations .........     1,134,881       563,076     3,115,012     4,393,685
                                                       -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................    (1,070,348)   (1,089,001)     (138,528)     (164,170)
  From net realized gains from
    security transactions ..........................       (36,397)           --            --            --
  In excess of net investment income ...............            --            --        (6,400)           --
                                                       -----------   -----------   -----------   -----------
Net decrease in net assets from distributions
  to shareholders ..................................    (1,106,745)   (1,089,001)     (144,928)     (164,170)
                                                       -----------   -----------   -----------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................     2,492,050     1,971,725     3,834,061       764,281
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ...............       879,398       867,903       138,102       161,289
  Proceeds from redemption
    fees collected (Note 1) ........................            --            --           290             5
  Payments for shares redeemed .....................    (4,840,151)   (3,451,665)   (2,552,645)   (3,820,953)
                                                       -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from
  capital share transactions .......................    (1,468,703)     (612,037)    1,419,808    (2,895,378)
                                                       -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .......................................    (1,440,567)   (1,137,962)    4,389,892     1,334,137

NET ASSETS
  Beginning of year ................................    30,421,491    31,559,453    21,599,922    20,265,785
                                                       -----------   -----------   -----------   -----------
  End of year ......................................   $28,980,924   $30,421,491   $25,989,814   $21,599,922
                                                       ===========   ===========   ===========   ===========

ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME ................................   $    13,101   $    10,932   $        --   $    15,336
                                                       ===========   ===========   ===========   ===========

CAPITAL SHARE ACTIVITY
  Sold .............................................       247,500       193,535       284,512        64,093
  Reinvested .......................................        87,361        85,055        10,317        14,029
  Redeemed .........................................      (481,104)     (338,953)     (188,193)     (347,821)
                                                       -----------   -----------   -----------   -----------
  Net increase (decrease) in shares outstanding ....      (146,243)      (60,363)      106,636      (269,699)
  Shares outstanding, beginning of year ............     3,026,281     3,086,644     1,693,086     1,962,785
                                                       -----------   -----------   -----------   -----------
  Shares outstanding, end of year ..................     2,880,038     3,026,281     1,799,722     1,693,086
                                                       ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                                     -----------------------------------------------
                                                       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 14.97   $ 14.92   $ 15.40   $ 13.76   $ 15.66
                                                     -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income ..........................      0.27      0.26      0.29      0.27      0.31
  Net realized and unrealized gains
      (losses) on investments ....................      0.69      1.06      0.14      2.48     (1.88)
                                                     -------   -------   -------   -------   -------
Total from investment operations .................      0.96      1.32      0.43      2.75     (1.57)
                                                     -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income ...........     (0.29)    (0.27)    (0.30)    (0.29)    (0.33)
  Distributions from net realized gains ..........     (1.11)    (1.00)    (0.61)    (0.82)       --
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (1.40)    (1.27)    (0.91)    (1.11)    (0.33)
                                                     -------   -------   -------   -------   -------

Net asset value at end of year ...................   $ 14.53   $ 14.97   $ 14.92   $ 15.40   $ 13.76
                                                     =======   =======   =======   =======   =======

Total return (a) .................................      6.57%     9.14%     2.83%    20.29%   (10.06%)
                                                     =======   =======   =======   =======   =======

Net assets at end of year (000's) ................   $45,460   $56,879   $62,235   $63,838   $65,339
                                                     =======   =======   =======   =======   =======

Ratio of gross expenses to average net assets ....      0.94%     0.93%     0.92%     0.91%     0.90%

Ratio of net expenses to average net assets(b) ...      0.89%     0.89%     0.88%     0.88%     0.87%

Ratio of net investment income to
  average net assets .............................      1.80%     1.72%     1.87%     1.77%     2.12%

Portfolio turnover rate ..........................        40%       49%       29%       36%       38%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                                     -----------------------------------------------
                                                       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 18.45   $ 17.69   $ 18.28   $ 14.47   $ 18.40
                                                     -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income ..........................      0.10      0.07      0.12      0.05      0.04
  Net realized and unrealized gains
    (losses) on investments ......................      1.15      2.11      0.65      4.30     (3.93)
                                                     -------   -------   -------   -------   -------
Total from investment operations .................      1.25      2.18      0.77      4.35     (3.89)
                                                     -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income ...........     (0.10)    (0.07)    (0.12)    (0.05)    (0.04)
  Distributions from net realized gains ..........     (1.48)    (1.35)    (1.24)    (0.49)       --
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (1.58)    (1.42)    (1.36)    (0.54)    (0.04)
                                                     -------   -------   -------   -------   -------

Net asset value at end of year ...................   $ 18.12   $ 18.45   $ 17.69   $ 18.28   $ 14.47
                                                     =======   =======   =======   =======   =======

Total return(a) ..................................      6.92%    12.69%     4.34%    30.10%   (21.15%)
                                                     =======   =======   =======   =======   =======

Net assets at end of year (000's) ................   $37,128   $42,770   $42,253   $50,187   $38,619
                                                     =======   =======   =======   =======   =======

Ratio of gross expenses to average net assets ....      0.97%     0.97%     0.95%     0.94%     0.96%

Ratio of net expenses to average net assets(b) ...      0.91%     0.92%     0.90%     0.88%     0.89%

Ratio of net investment income
  to average net assets ..........................      0.52%     0.36%     0.63%     0.27%     0.25%

Portfolio turnover rate ..........................        53%       60%       34%       52%       60%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2007 (a)
-----------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $ 10.00
                                                                     -------

Income (loss) from investment operations:
  Net investment income .........................................       0.01
  Net realized and unrealized gains on investments ..............       0.75
                                                                     -------
Total from investment operations ................................       0.76
                                                                     -------

Less distributions:
  Dividends from net investment income ..........................      (0.02)
                                                                     -------

Net asset value at end of period ................................    $ 10.74
                                                                     =======

Total return(b) .................................................       7.55%(c)
                                                                     =======

Net assets at end of year (000's) ...............................    $19,209
                                                                     =======

Ratio of net expenses to average net assets(e) ..................       1.25%(d)

Ratio of net investment income to average net assets ............       0.31%(d)

Portfolio turnover rate .........................................         46%(c)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d) for the period ended March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED MARCH 31,
                                                     --------------------------------------------------
                                                       2007      2006      2005      2004        2003
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 10.05   $ 10.22   $ 10.57   $ 10.56     $ 10.12
                                                     -------   -------   -------   -------     -------

Income (loss) from investment operations:
  Net investment income ..........................      0.37      0.36      0.37      0.37        0.38
  Net realized and unrealized gains
    (losses) on investments ......................      0.01     (0.17)    (0.35)     0.00(a)     0.44
                                                     -------   -------   -------   -------     -------
Total from investment operations .................      0.38      0.19      0.02      0.37        0.82
                                                     -------   -------   -------   -------     -------
Less distributions:
  Dividends from net investment income ...........     (0.36)    (0.36)    (0.37)    (0.36)      (0.38)
  Distributions from net realized gains ..........     (0.01)       --        --        --          --
                                                     -------   -------   -------   -------     -------
Total distributions ..............................     (0.37)    (0.36)    (0.37)    (0.36)      (0.38)
                                                     -------   -------   -------   -------     -------

Net asset value at end of year ...................   $ 10.06   $ 10.05   $ 10.22   $ 10.57     $ 10.56
                                                     =======   =======   =======   =======     =======

Total return(b) ..................................      3.85%     1.83%     0.19%     3.61%       8.24%
                                                     =======   =======   =======   =======     =======

Net assets at end of year (000's) ................   $28,981   $30,421   $31,559   $33,602     $36,424
                                                     =======   =======   =======   =======     =======

Ratio of net expenses to average net assets(c) ...      0.69%     0.69%     0.69%     0.69%       0.69%

Ratio of net investment income to
  average net assets .............................      3.66%     3.50%     3.60%     3.46%       3.68%

Portfolio turnover rate ..........................        10%       22%       15%       43%         28%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.75%, 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                                       -----------------------------------------------------
                                                         2007        2006        2005      2004        2003
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $ 12.76     $ 10.33     $  9.42   $  6.31     $  8.98
                                                       -------     -------     -------   -------     -------

Income (loss) from investment operations:
  Net investment income ............................      0.07        0.10        0.08      0.05        0.06
  Net realized and unrealized gains (losses)
    on investments and foreign currencies ..........      1.69        2.43        0.91      3.12       (2.69)
                                                       -------     -------     -------   -------     -------
Total from investment operations ...................      1.76        2.53        0.99      3.17       (2.63)
                                                       -------     -------     -------   -------     -------

Less distributions:
  Dividends from net investment income .............     (0.08)      (0.10)      (0.08)    (0.05)      (0.05)
  Distributions from net realized gains ............        --          --          --     (0.01)         --
                                                       -------     -------     -------   -------     -------
Total distributions ................................     (0.08)      (0.10)      (0.08)    (0.06)      (0.05)
                                                       -------     -------     -------   -------     -------

Proceeds from redemption fees collected (Note 1) ...      0.00(a)     0.00(a)       --      0.00(a)     0.01
                                                       -------     -------     -------   -------     -------

Net asset value at end of year .....................   $ 14.44     $ 12.76     $ 10.33   $  9.42     $  6.31
                                                       =======     =======     =======   =======     =======

Total return(b) ....................................     13.86%      24.54%      10.51%    50.22%     (29.18%)
                                                       =======     =======     =======   =======     =======

Net assets at end of year (000's) ..................   $25,990     $21,600     $20,266   $21,158     $21,308
                                                       =======     =======     =======   =======     =======

Ratio of net expenses to average net assets(c) .....      1.44%       1.44%       1.43%     1.38%       1.38%

Ratio of net investment income
  to average net assets ............................      0.52%       0.89%       0.78%     0.57%       0.60%

Portfolio turnover rate ............................        13%         13%        111%       78%         56%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.75%, 1.87%, 1.92%, 1.77% and 1.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
SHARES   COMMON STOCKS -- 69.0%                                         VALUE
--------------------------------------------------------------------------------
         CONSUMER DISCRETIONARY -- 6.5%
 4,500   J.C. Penney Company, Inc. ................................ $   369,720
10,000   Lowe's Companies, Inc. ...................................     314,900
11,000   McDonald's Corporation....................................     495,550
 2,200   Sears Holdings Corporation (a)............................     396,352
19,000   Staples, Inc. ............................................     490,960
 8,000   Target Corporation........................................     474,080
12,000   Walt Disney Company (The).................................     413,160
                                                                    -----------
                                                                      2,954,722
                                                                    -----------
         CONSUMER STAPLES -- 5.1%
 8,700   Coca-Cola Company (The)...................................     417,600
15,000   CVS Corporation...........................................     512,100
11,300   PepsiCo, Inc. ............................................     718,228
 7,500   Procter & Gamble Company (The)............................     473,700
 6,000   Sysco Corporation.........................................     202,980
                                                                    -----------
                                                                      2,324,608
                                                                    -----------
         ENERGY -- 5.3%
 6,500   Chevron Corporation.......................................     480,740
 4,500   Exxon Mobil Corporation...................................     339,525
 5,300   GlobalSantaFe Corporation.................................     326,904
 5,000   Noble Corporation.........................................     393,400
 7,200   Schlumberger Ltd. ........................................     497,520
 7,500   Smith International, Inc. ................................     360,375
                                                                    -----------
                                                                      2,398,464
                                                                    -----------
         FINANCIALS -- 14.2%
 8,800   American International Group, Inc. .......................     591,536
11,500   Bank of America Corporation...............................     586,730
 9,200   Chubb Corporation (The)...................................     475,364
 8,200   CIT Group, Inc. ..........................................     433,944
 3,950   Franklin Resources, Inc. .................................     477,279
 1,500   Goldman Sachs Group, Inc. ................................     309,945
 8,800   JPMorgan Chase & Company .................................     425,744
 5,775   Lehman Brothers Holdings, Inc. ...........................     404,654
 6,000   Merrill Lynch & Company, Inc. ............................     490,020
 7,500   MetLife, Inc. ............................................     473,625
 5,900   Morgan Stanley............................................     464,684
 5,250   Prudential Financial, Inc.  ..............................     473,865
 8,500   Travelers Companies, Inc. (The)...........................     440,045
 7,000   Wachovia Corporation......................................     385,350
                                                                    -----------
                                                                      6,432,785
                                                                    -----------
         HEALTH CARE -- 10.0%
 9,500   Aetna, Inc. ..............................................     416,005
 5,000   Express Scripts, Inc. (a).................................     403,600
 5,000   Genentech, Inc. (a).......................................     410,600
 5,000   Gilead Sciences, Inc. (a).................................     382,500
 6,000   Johnson & Johnson.........................................     361,560
 5,600   McKesson Corporation......................................     327,824
13,000   Teva Pharmaceutical Industries Ltd. - ADR.................     486,590
 9,500   UnitedHealth Group, Inc. .................................     503,215
 6,200   WellPoint, Inc. (a).......................................     502,820

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES   COMMON STOCKS -- 69.0% (CONTINUED)                             VALUE
--------------------------------------------------------------------------------
         HEALTH CARE -- 10.0% (CONTINUED)
 8,500   Wyeth  ..................................................  $   425,255
 4,000   Zimmer Holdings, Inc. (a)................................      341,640
                                                                    -----------
                                                                      4,561,609
                                                                    -----------
         INDUSTRIALS -- 9.9%
 9,900   Dover Corporation........................................      483,219
23,450   General Electric Company.................................      829,192
 8,500   ITT Corporation .........................................      512,720
 3,200   Lockheed Martin Corporation..............................      310,464
 9,900   Norfolk Southern Corporation.............................      500,940
 4,900   Parker Hannifin Corporation..............................      422,919
 4,600   Textron, Inc. ...........................................      413,080
12,000   Thermo Fisher Scientific, Inc. (a).......................      561,000
 7,200   United Technologies Corporation..........................      468,000
                                                                    -----------
                                                                      4,501,534
                                                                    -----------
         INFORMATION TECHNOLOGY -- 13.6%
 9,000   Accenture Ltd. - Class A ................................      346,860
23,200   Applied Materials, Inc. .................................      425,024
33,000   Cisco Systems, Inc.(a)...................................      842,490
20,000   Corning, Inc. (a)........................................      454,800
   900   Google, Inc. (a).........................................      412,344
 8,600   Harris Corporation.......................................      438,170
10,600   Hewlett-Packard Company..................................      425,484
 5,200   International Business Machines Corporation..............      490,152
 6,400   MEMC Electronic Materials, Inc. (a)......................      387,712
24,000   Microsoft Corporation  ..................................      668,880
28,500   Oracle Corporation (a)...................................      516,705
11,000   Qualcomm, Inc. ..........................................      469,260
18,000   Western Digital Corporation (a)..........................      302,580
                                                                    -----------
                                                                      6,180,461
                                                                    -----------
         MATERIALS -- 2.4%
 3,200   Allegheny Technologies, Inc. ............................      341,408
 8,000   du Pont (E.I.) de Nemours and Company....................      395,440
 5,500   Praxair, Inc. ...........................................      346,280
                                                                    -----------
                                                                      1,083,128
                                                                    -----------
         TELECOMMUNICATIONS SERVICES -- 2.0%
 7,000   America Movil S.A. de C.V. - Series L - ADR..............      334,530
15,000   AT&T, Inc. ..............................................      591,450
                                                                    -----------
                                                                        925,980
                                                                    -----------
         TOTAL COMMON STOCKS (Cost $23,298,203)...................  $31,363,291
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    U.S. TREASURY OBLIGATIONS -- 2.7%                           VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 2.7%
$  500,000   4.00%, due 02/15/2014................................. $   482,344
   750,000   4.25%, due 11/15/2014.................................     732,187
                                                                    -----------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,242,630).....   1,214,531
                                                                    -----------

================================================================================
PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%                  VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
$  500,000   4.625%, due 12/19/2008................................ $   497,805
 1,000,000   6.625%, due 09/15/2009................................   1,040,501
   300,000   5.125%, due 07/15/2012................................     304,038
   500,000   5.25% due 04/18/2016..................................     509,278
                                                                    -----------
                                                                      2,351,622
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
   250,000   7.25%, due 01/15/2010.................................     265,675
   200,000   5.50%, due 03/15/2011.................................     204,565
                                                                    -----------
                                                                        470,240
                                                                    -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $2,744,186)................................... $ 2,821,862
                                                                    -----------

================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 6.2%                          VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$   15,796   Pool #1471, 7.00%, due 03/01/2008..................... $    15,764
    90,752   Pool #E00616, 6.00%, due 01/01/2014...................      92,258
    32,297   Pool #E90624, 6.00%, due 08/01/2017...................      32,833
   458,349   Pool #A43942, 5.50%, due 03/01/2036...................     453,558
                                                                    -----------
                                                                        594,413
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.8%
   250,442   Pool #618465, 5.00%, due 12/01/2016...................     246,963
   328,740   Pool #684231, 5.00%, due 01/01/2018...................     324,174
   297,416   Pool #255455, 5.00%, due 10/01/2024...................     290,149
   485,673   Pool #255702, 5.00%, due 05/01/2025...................     473,479
    66,554   Pool #489757, 6.00%, due 04/01/2029...................      67,047
   318,098   Pool #808413, 5.50%, due 01/01/2035...................     314,755
   453,019   Pool #255813, 5.00%, due 08/01/2035...................     438,127
                                                                    -----------
                                                                      2,154,694
                                                                    -----------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.1%
    45,680   Pool #781344, 6.50%, due 10/01/2031...................      46,868
                                                                    -----------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,822,769).... $ 2,795,975
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 14.0%                                     VALUE
--------------------------------------------------------------------------------
            Alcoa, Inc.,
 $250,000     6.50%, due 06/01/2011................................ $   261,517
            American Express Company,
  150,000     4.875%, due 07/15/2013...............................     147,622
            American International Group, Inc.,
  200,000     5.60%, due 10/18/2016................................     203,395
            Anheuser-Busch Companies, Inc.,
  249,000     5.375%, due 09/15/2008...............................     249,588
            BB&T Corporation,
  325,000     6.50%,  due 08/01/2011...............................     341,246
            Burlington Resources, Inc.,
  350,000     6.68%, due 02/15/2011................................     369,299
            ConocoPhillips,
  200,000     4.75%, due 10/15/2012................................     197,417
            Deutsche Telekom AG,
  300,000     8.00%, due 06/15/2010................................     325,205
            Dover Corporation,
  345,000     6.50%, due 02/15/2011................................     361,255
            Duke Realty L.P., Medium Term Notes,
  390,000     6.75%, due 05/30/2008................................     395,128
            FPL Group Capital, Inc.,
  300,000     7.375%, due 06/01/2009...............................     313,703
            General Dynamics Corporation,
  125,000     4.25%, due 05/15/2013................................     119,425
            Goldman Sachs Group, Inc.,
  350,000     6.65%, due 05/15/2009................................     360,861
            GTE Northwest, Inc.,
  300,000     6.30%, due 06/01/2010................................     308,471
            HSBC Finance Corporation,
  300,000     6.40%, due 06/17/2008................................     303,875
            International Business Machines Corporation,
  175,000     4.375%, due 06/01/2009...............................     173,024
            JPMorgan Chase & Company,
  300,000     6.75%, due 02/01/2011................................     315,482
            May Department Stores Company,
  260,000     5.95%, due 11/01/2008................................     262,626
            Morgan Stanley,
  250,000     5.30%, due 03/01/2013................................     249,686
            SunTrust Banks, Inc.
  300,000     6.00%, due 01/15/2028................................     311,929
            Union Camp Corporation,
  300,000     6.50%, due 11/15/2007................................     301,119
            United Technologies Corporation,
  250,000     6.10%, due 05/15/2012................................     261,758
            Wachovia Corporation,
  250,000     5.25%, due 08/01/2014................................     247,085
                                                                    -----------
            TOTAL CORPORATE BONDS (Cost $6,239,493)................ $ 6,380,716
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MUNICIPAL DEBT SECURITIES -- 0.5%                           VALUE
--------------------------------------------------------------------------------
            Virginia State Resources Authority, Infrastructure,
 $230,000   Revenue, 5.90%, due 05/01/2011 (Cost $233,321).......   $   237,666

================================================================================
PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.5%                            VALUE
--------------------------------------------------------------------------------
            Manitoba (Province of), Medium Term Notes,
 $205,000   5.50%, due 10/01/2008 (Cost $204,755)................   $   206,636

================================================================================
 SHARES     MONEY MARKET FUNDS -- 1.0%                                  VALUE
--------------------------------------------------------------------------------
  466,122   Fidelity Institutional Money Market Portfolio
              (Cost $466,122)....................................   $   466,122
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $37,251,479).................................   $45,486,799

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) .....       (26,543)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $45,460,256
                                                                    ===========

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES    COMMON STOCKS -- 99.6%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 9.5%
    5,500   J.C. Penney Company, Inc. ............................. $   451,880
   12,000   Lowe's Companies, Inc. ................................     377,880
   13,000   McDonald's Corporation.................................     585,650
    2,750   Sears Holdings Corporation (a).........................     495,440
   22,200   Staples, Inc. .........................................     573,648
    9,500   Target Corporation.....................................     562,970
   14,175   Walt Disney Company (The)..............................     488,045
                                                                    -----------
                                                                      3,535,513
                                                                    -----------
            CONSUMER STAPLES -- 6.8%
   10,500   Coca-Cola Company (The)................................     504,000
   17,400   CVS Corporation........................................     594,036
   13,500   PepsiCo, Inc. .........................................     858,060
    9,100   Procter & Gamble Company (The).........................     574,756
                                                                    -----------
                                                                      2,530,852
                                                                    -----------
            ENERGY -- 7.5%
    7,700   Chevron Corporation....................................     569,492
    5,000   Exxon Mobil Corporation................................     377,250
    6,300   GlobalSantaFe Corporation..............................     388,584
    5,500   Noble Corporation......................................     432,740
    8,500   Schlumberger Ltd. .....................................     587,350
    9,000   Smith International, Inc. .............................     432,450
                                                                    -----------
                                                                      2,787,866
                                                                    -----------
            FINANCIALS -- 20.5%
   10,200   American International Group, Inc. ....................     685,644
   13,200   Bank of America Corporation ...........................     673,464
   11,000   Chubb Corporation (The)................................     568,370
    9,500   CIT Group, Inc. .......................................     502,740
    4,700   Franklin Resources, Inc. ..............................     567,901
    1,800   Goldman Sachs Group, Inc. .............................     371,934
   10,400   JPMorgan Chase & Company ..............................     503,152
    6,825   Lehman Brothers Holdings, Inc. ........................     478,228
    7,200   Merrill Lynch & Company, Inc. .........................     588,024
    9,000   MetLife, Inc. .........................................     568,350
    6,975   Morgan Stanley.........................................     549,351
    6,200   Prudential Financial, Inc.  ...........................     559,612
   10,300   Travelers Companies, Inc. (The)........................     533,231
    8,500   Wachovia Corporation...................................     467,925
                                                                    -----------
                                                                      7,617,926
                                                                    -----------
            HEALTH CARE -- 14.7%
   12,000   Aetna, Inc. ...........................................     525,480
    5,900   Express Scripts, Inc. (a)..............................     476,248
    5,900   Genentech, Inc. (a)....................................     484,508
    6,300   Gilead Sciences, Inc. (a)..............................     481,950
    7,200   Johnson & Johnson......................................     433,872
    6,600   McKesson Corporation...................................     386,364
   14,900   Teva Pharmaceutical Industries Ltd. - ADR..............     557,707
   10,900   UnitedHealth Group, Inc. ..............................     577,373
    7,300   WellPoint, Inc. (a)....................................     592,030

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.6% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            HEALTH CARE -- 14.7% (CONTINUED)
   10,000   Wyeth.................................................  $   500,300
    5,000   Zimmer Holdings, Inc. (a).............................      427,050
                                                                    -----------
                                                                      5,442,882
                                                                    -----------
            INDUSTRIALS -- 14.3%
   11,600   Dover Corporation.....................................      566,196
   27,700   General Electric Company..............................      979,472
   10,000   ITT Corporation.......................................      603,200
    3,800   Lockheed Martin Corporation...........................      368,676
   11,500   Norfolk Southern Corporation..........................      581,900
    5,800   Parker Hannifin Corporation...........................      500,598
   14,600   Thermo Fisher Scientific, Inc. (a)....................      682,550
    5,700   Textron, Inc. ........................................      511,860
    7,900   United Technologies Corporation.......................      513,500
                                                                    -----------
                                                                      5,307,952
                                                                    -----------
            INFORMATION TECHNOLOGY -- 19.6%
   10,150   Accenture Ltd. - Class A .............................      391,181
   27,450   Applied Materials, Inc. ..............................      502,884
   39,000   Cisco Systems, Inc. (a)...............................      995,670
   24,800   Corning, Inc. (a).....................................      563,952
    1,050   Google, Inc. (a)......................................      481,068
   10,200   Harris Corporation....................................      519,690
   12,200   Hewlett-Packard Company...............................      489,708
    6,200   International Business Machines Corporation...........      584,412
    7,200   MEMC Electronic Materials, Inc. (a)...................      436,176
   28,000   Microsoft Corporation  ...............................      780,360
   34,000   Oracle Corporation (a)................................      616,420
   13,000   Qualcomm, Inc. .......................................      554,580
   21,000   Western Digital Corporation (a).......................      353,010
                                                                    -----------
                                                                      7,269,111
                                                                    -----------
            MATERIALS -- 3.6%
    4,100   Allegheny Technologies, Inc. .........................      437,429
   10,000   du Pont (E.I.) de Nemours and Company.................      494,300
    6,500   Praxair, Inc. ........................................      409,240
                                                                    -----------
                                                                      1,340,969
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 3.1%
    8,500   America Movil S.A. de C.V. - Series L - ADR...........      406,215
   19,000   AT&T, Inc. ...........................................      749,170
                                                                    -----------
                                                                      1,155,385
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $28,290,411)................  $36,988,456
                                                                    -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    MONEY MARKET FUNDS -- 1.0%                                  VALUE
--------------------------------------------------------------------------------
  370,827   Fidelity Institutional Money Market Portfolio
              (Cost $370,827)....................................   $   370,827
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.6%
              (Cost $28,661,238).................................   $37,359,283

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%)......      (231,428)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $37,127,855
                                                                    ===========

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES    COMMON STOCKS -- 99.5%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 14.0%
    7,477   American Eagle Outfitters, Inc. .....................   $   224,235
    3,950   J.C. Penney Company, Inc. ...........................       324,532
   10,310   Mattel, Inc. ........................................       284,247
    6,290   McDonald's Corporation...............................       283,365
    4,895   OfficeMax, Inc. .....................................       258,162
    1,460   Sears Holdings Corporation (a).......................       263,034
    4,535   Sherwin-Williams Company (The).......................       299,491
    4,390   Stanley Works (The)..................................       243,030
    4,280   Target Corporation...................................       253,633
    7,460   Walt Disney Company (The)............................       256,848
                                                                    -----------
                                                                      2,690,577
                                                                    -----------
            CONSUMER STAPLES -- 8.4%
    3,070   Altria Group, Inc. ..................................       269,577
    7,120   Archer-Daniels-Midland Company.......................       261,304
    7,590   CVS Corporation......................................       259,123
   10,670   Kroger Company (The).................................       301,428
    3,000   Molson Coors Brewing Company - Class B...............       283,860
    3,800   Procter & Gamble Company (The).......................       240,008
                                                                    -----------
                                                                      1,615,300
                                                                    -----------
            ENERGY -- 7.2%
    4,530   Cameron International Corporation (a)................       284,439
    4,900   ENSCO International, Inc. ...........................       266,560
    4,140   GlobalSantaFe Corporation............................       255,355
    5,990   Grant Prideco, Inc. (a)..............................       298,541
    4,020   Schlumberger, Ltd....................................       277,782
                                                                    -----------
                                                                      1,382,677
                                                                    -----------
            FINANCIALS -- 18.7%
    3,350   American International Group, Inc. ..................       225,187
    7,260   Berkley (W.R.) Corporation...........................       240,451
    4,700   Chubb Corporation (The)..............................       242,849
    4,560   CIT Group, Inc. .....................................       241,315
    1,605   Goldman Sachs Group, Inc. (The)......................       331,641
    2,700   Hartford Financial Services Group, Inc. (The) .......       258,066
    4,770   JPMorgan Chase & Company.............................       230,773
    3,420   Lehman Brothers Holdings, Inc. ......................       239,639
    2,995   Merrill Lynch & Company, Inc. .......................       244,601
    4,535   MetLife, Inc. .......................................       286,385
    3,655   Morgan Stanley.......................................       287,868
    4,000   ProLogis.............................................       259,720
    2,670   Prudential Financial, Inc. ..........................       240,994
    4,985   Travelers Companies, Inc. (The)......................       258,074
                                                                    -----------
                                                                      3,587,563
                                                                    -----------
            HEALTH CARE -- 12.2%
    4,845   Aetna, Inc. .........................................       212,163
    2,050   CIGNA Corporation....................................       292,453
    3,240   Express Scripts, Inc. (a)............................       261,532
    3,420   Johnson & Johnson....................................       206,089
    4,750   McKesson Corporation.................................       278,065

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.5% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
            HEALTH CARE -- 12.2% (CONTINUED)
    4,750   Medco Health Solutions, Inc. (a).....................   $   344,518
   11,390   Mylan Laboratories, Inc. ............................       240,785
    4,900   UnitedHealth Group, Inc. ............................       259,553
    3,020   WellPoint, Inc. (a)..................................       244,922
                                                                    -----------
                                                                      2,340,080
                                                                    -----------
            INDUSTRIALS -- 10.9%
    5,120   Dover Corporation....................................       249,907
    2,780   Lockheed Martin Corporation..........................       269,716
    3,580   Northrop Grumman Corporation.........................       265,708
    2,855   Parker Hannifin Corporation..........................       246,415
    4,275   Ryder System, Inc. ..................................       210,929
    4,310   Terex Corporation (a)................................       309,286
    5,845   Thermo Fisher Scientific, Inc. (a)...................       273,254
    2,630   Union Pacific Corporation............................       267,076
                                                                    -----------
                                                                      2,092,291
                                                                    -----------
            INFORMATION TECHNOLOGY -- 19.8%
    7,460   Accenture Ltd. - Class A ............................       287,508
    3,950   Alliance Data Systems Corporation (a)................       243,399
   13,105   Applied Materials, Inc. .............................       240,084
    8,405   BMC Software, Inc. (a)...............................       258,790
    9,440   Cisco Systems, Inc. (a)..............................       241,003
    5,550   Harris Corporation...................................       282,772
    6,720   Hewlett-Packard Company..............................       269,741
    5,040   KLA-Tencor Corporation...............................       268,733
    5,145   Lam Research Corporation (a).........................       243,564
    4,750   MEMC Electronic Materials, Inc. (a)..................       287,755
    8,920   Novellus Systems, Inc. (a)...........................       285,618
   14,615   Oracle Corporation (a)...............................       264,970
   12,350   QLogic Corporation (a)...............................       209,950
    9,685   Western Digital Corporation (a)......................       162,805
   15,030   Xerox Corporation (a)................................       253,857
                                                                    -----------
                                                                      3,800,549
                                                                    -----------
            MATERIALS -- 5.5%
    2,600   Allegheny Technologies, Inc. ........................       277,394
    6,170   Ball Corporation.....................................       282,894
   12,180   Hercules, Inc. (a)...................................       237,997
    2,460   Precision Castparts Corporation......................       255,963
                                                                    -----------
                                                                      1,054,248
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 1.5%
    7,175   AT&T, Inc. ..........................................       282,910
                                                                    -----------
            UTILITIES -- 1.3%
    5,040   Consolidated Edison, Inc. ...........................       257,342
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $18,315,506)...............   $19,103,537
                                                                    -----------

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES      MONEY MARKET FUNDS -- 3.5%                                  VALUE
--------------------------------------------------------------------------------
  685,769   Fidelity Institutional Money Market Portfolio
              (Cost $685,769)....................................   $   685,769
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 103.0%
              (Cost $19,001,275).................................   $19,789,306

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.0%)......      (580,160)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $19,209,146
                                                                    ===========

(a)   Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.9%                             VALUE
--------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
               5.00%, due 06/15/2011, prerefunded
$1,000,000     06/15/2010 @ 101..................................   $ 1,050,620
             Arlington Co., Virginia, GO,
   500,000     4.10%, due 11/01/2018.............................       504,600
             Fairfax Co., Virginia, Economic Dev. Authority,
 1,000,000     Revenue, 5.00%, due 06/01/2018....................     1,068,840
             Fairfax Co., Virginia, GO,
   700,000     5.00%, due 10/01/2011.............................       741,300
             Fauquier Co., Virginia, GO,
   500,000     5.00%, due 07/01/2017.............................       545,595
             Hampton, Virginia, GO,
               5.50%, due 02/01/2012, prerefunded
 1,000,000     02/01/2010 @ 102..................................     1,068,170
             Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013............................     1,042,870
             Hanover Co., Virginia, Industrial Dev. Authority,
 1,000,000     Revenue, 6.50%, due 08/15/2009....................     1,062,110
             Henrico Co., Virginia, Economic Dev. Authority,
 1,000,000     Revenue, 5.50%, due 11/01/2008....................     1,028,850
             James City, Virginia, School District, GO,
   500,000     5.00%, due 12/15/2018.............................       539,105
             James City, Virginia, Service Authority, Water and
 1,000,000     Sewer, Revenue, 5.125%, due 01/15/2017............     1,076,290
             Leesburg, Virginia, GO,
   500,000     5.00%, due 09/15/2016.............................       547,540
             Loudoun Co., Virginia, GO,
   500,000     5.00%, due 07/01/2012.............................       533,205
             Loudoun Co., Virginia, Industrial Dev. Authority,
               Public Facility Lease, Revenue, 5.00%, due
 1,000,000     03/01/2019........................................     1,061,410
             Loudoun Co., Virginia, Industrial Dev. Authority,
   500,000     Revenue, 3.77%, floating rate, due 02/15/2038.....       500,000
             Lynchburg, Virginia, GO,
   500,000     5.00%, due 06/01/2015.............................       542,945
             Medical College of Virginia, Hospitals Authority,
   700,000     Revenue, 5.00%, due 07/01/2013....................       724,458
             New Kent Co., Virginia, Economic Dev. Authority,
   500,000     Revenue, 5.00%, due 02/01/2019....................       538,995
             Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016.............................     1,052,190
             Portsmouth, Virginia, GO,
   310,000     5.00%, due 08/01/2017, prerefunded 08/01/07 @101..       314,433
   290,000     5.00%, due 08/01/2017.............................       294,086
             Richmond, Virginia, GO,
 1,000,000     5.45%, due 01/15/2008.............................     1,014,180
             Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue, 4.75%, due
   510,000     07/15/2010........................................       527,707
             Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000     5.25%, due 07/15/2014.............................     1,095,470

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             VIRGINIA REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 97.9% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
             Southeastern Public Service Authority, Virginia,
$1,000,000     Revenue, 5.00%, due 07/01/2015....................   $ 1,070,960
             Spotsylvania Co., Virginia, GO,
   500,000     5.00%, due 01/15/2016.............................       536,490
             Suffolk, Virginia, GO,
 1,000,000     5.00%, due 12/01/2015.............................     1,027,980
             University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012.............................     1,042,490
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
   250,000     5.15%, due 07/01/2020.............................       277,703
             Virginia Beach, Virginia, GO,
   800,000     5.25%, due 08/01/2010.............................       824,232
             Virginia College Building Authority, Educational
   500,000     Facilities, Revenue, 5.00%, due 02/01/2017........       535,175
   500,000     5.00%, due 04/01/2017.............................       539,280
             Virginia Commonwealth Transportation Board, Federal
               Highway Reimbursement Anticipation Note,
   500,000     Revenue, 5.00%, due 09/28/2015....................       544,155
             Virginia Commonwealth Transportation Board,
               Transportation Revenue, 7.25%, due 05/15/2020,
   850,000     prerefunded 05/15/2007 @ 101......................       862,155
             Virginia Polytechnic Institute & State University,
   500,000     Revenue, 5.00%, due 06/01/2016....................       541,530
             Virginia State, GO
   500,000     5.00%, due 06/01/2012.............................       532,725
             Virginia State Public School Authority, Revenue,
   995,000     5.25%, due 08/01/2009.............................     1,031,417
             Virginia State Resource Authority, Revenue,
   400,000     5.50%, due 05/01/2017, prerefunded
               05/01/2010 @ 101..................................       425,220
   100,000     5.50%, due 05/01/2017.............................       106,124
                                                                    -----------
             TOTAL VIRGINIA REVENUE AND GENERAL OBLIGATION (GO)
               BONDS (Cost $27,929,684)..........................   $28,372,605
                                                                    -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.9%                                 VALUE
--------------------------------------------------------------------------------
   274,062   Fidelity Institutional Tax-Exempt Portfolio
               (Cost $274,062)...................................   $   274,062
                                                                    -----------
             TOTAL INVESTMENTS AT VALUE -- 98.8%
               (Cost $28,203,746)................................   $28,646,667

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%.......       334,257
                                                                    -----------
             NET ASSETS -- 100.0%................................   $28,980,924
                                                                    ===========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
 SHARES    COMMON STOCKS -- 96.7%                                       VALUE
--------------------------------------------------------------------------------
            DENMARK -- 0.8%
    2,347   Novo Nordisk A/S - Class B (b).......................   $   213,236
                                                                    -----------
            FINLAND -- 1.2%
    9,704   Nokia Oyj (a) (b)....................................       222,814
    4,162   Nokia Oyj - ADR......................................        95,393
                                                                    -----------
                                                                        318,207
                                                                    -----------
            FRANCE -- 10.3%
   17,706   Alcatel SA (b).......................................       208,444
    4,491   Carrefour SA (b).....................................       328,020
    1,500   Casino Guichard-Perrachon SA (b).....................       151,526
    3,054   Compagnie de Saint-Gobain (a) (b)....................       298,793
    4,528   France Telecom SA (b)................................       119,565
    1,714   PPR SA (b)...........................................       274,206
    2,280   Sanofi-Aventis (b)  .................................       197,694
    9,804   Suez SA (b)..........................................       517,581
    5,042   Total SA (b).........................................       350,999
    5,641   Vivendi Universal SA (b).............................       229,097
                                                                    -----------
                                                                      2,675,925
                                                                    -----------
            GERMANY -- 10.8%
    1,878   Allianz AG (b).......................................       383,591
    4,407   Bayer AG (b).........................................       280,880
    2,967   Deustche Bank AG (b).................................       397,795
    1,612   Deustche Postbank AG (b) ............................       139,496
    5,621   Infineon Technologies AG (a) (b).....................        87,301
    2,893   KarstadtQuelle AG (b)  ..............................       105,781
    2,782   Metro AG (b).........................................       196,576
    1,490   Muencher Rueckversicherungs-Gesellschaft AG (b)......       250,720
   10,937   SAP AG (b)...........................................       486,347
    4,448   Siemens AG (b).......................................       474,645
                                                                    -----------
                                                                      2,803,132
                                                                    -----------
            GREECE -- 1.1%
   10,075   Hellenic Telecommunications Organization SA (b)......       273,852
                                                                    -----------
            ITALY -- 4.8%
    6,491   Assicurazioni Generali SpA (b).......................       275,490
   25,334   Enel SpA (b).........................................       270,359
   15,157   ENI SpA (b)..........................................       491,503
   23,174   UniCredito Italiano SpA (b)..........................       219,892
                                                                    -----------
                                                                      1,257,244
                                                                    -----------
            JAPAN -- 24.7%
   31,000   Bank of Yokohama Ltd. (The) (b)......................       229,988
    9,400   Bridgestone Corporation (b)..........................       186,431
    3,750   Canon, Inc. (b)  ....................................       200,953
   14,000   Daiwa Securities Group, Inc. (b).....................       167,910
       39   East Japan Railway Company (b).......................       302,735
    1,300   FANUC LTD. (b).......................................       120,212
    2,900   FAST RETAILING COMPANY Ltd. (b)......................       223,897
    8,500   JSR Corporation (b)..................................       195,000

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 96.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            JAPAN -- 24.7% (CONTINUED)
      850   KEYENCE CORPORATION (b)..............................   $   190,865
    9,200   MARUI COMPANY LTD. (b)...............................       112,120
   12,000   Matsushita Electric Industrial Company Ltd. .........       241,372
    9,100   Millea Holdings, Inc. (b)............................       334,669
   22,000   Mitsubishi Estate Company Ltd. (b)...................       718,057
       42   Mitsubishi UFJ Financial Group, Inc. (b) ............       472,260
   20,600   Nomura Holdings, Inc. (b)  ..........................       426,239
       79   NTT Data Corporation (b).............................       399,210
      113   NTT DoCoMo, Inc. (b).................................       207,755
   14,300   PIONEER Corporation (b)..............................       186,019
    4,000   SECOM Company Ltd. (b)...............................       184,455
    8,700   Seven & I Holdings Company Ltd. (a) (b)..............       263,224
   13,000   Sharp Corporation (b)................................       249,489
       44   Sumitomo Mitsui Financial Group, Inc. (b)............       397,561
    3,600   T&D Holdings, Inc. (b)...............................       246,755
    1,900   TDK CORPORATION (b)..................................       164,175
                                                                    -----------
                                                                      6,421,351
                                                                    -----------
            NETHERLANDS -- 7.7%
    4,158   ABN AMRO Holdings NV (b).............................       178,531
    7,629   Aegon NV (b).........................................       151,799
    3,500   Akzo Nobel NV (b)....................................       264,921
    6,842   Fortis (b)...........................................       311,230
    6,955   ING Groep NV (b).....................................       293,210
   39,361   Koninklijke (Royal) KPN NV (a) (b)  .................       611,153
    5,300   Koninklijke (Royal) Philips Electronics NV (b) ......       201,302
                                                                    -----------
                                                                      2,012,146
                                                                    -----------
            NORWAY -- 1.0%
    9,542   Statoil ASA (b)......................................       256,551
                                                                    -----------
            POLAND -- 0.3%
    4,877   Powszechna Kasa Oszczednosci Bank Polski SA (a)(b)...        80,324
                                                                    -----------
            PORTUGAL -- 0.6%
   28,097   EDP - Energias de Portugal SA (b)....................       150,769
                                                                    -----------
            SINGAPORE -- 1.5%
   27,000   DBS Group Holdings Ltd. (b)..........................       379,667
    9,000   Synear Food Holdings Ltd.  ..........................        11,855
                                                                    -----------
                                                                        391,522
                                                                    -----------
            SOUTH KOREA -- 0.8%
    2,910   Hyundai Motor Company (b)............................       203,777
                                                                    -----------
            SPAIN -- 3.3%
   18,087   Repsol YPF SA (b) ...................................       607,327
   11,378   Telefonica SA (a) (b)................................       251,077
                                                                    -----------
                                                                        858,404
                                                                    -----------
            SWEDEN -- 2.4%
   24,687   Nordea Bank AB (b)...................................       392,529
   62,119   Telefonaktiebolaget LM Ericsson - B Shares (a) (b)...       229,200
                                                                    -----------
                                                                        621,729
                                                                    -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 96.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            SWITZERLAND -- 5.7%
    4,644   Credit Suisse Group (b)..............................   $   332,768
      587   Nestle SA (b)........................................       227,683
    6,873   Novartis AG (b)......................................       382,191
    1,676   Roche Holdings AG (b)................................       296,341
    1,074   Swiss Re (b).........................................        97,818
      472   Zurich Financial Services AG (b).....................       135,859
                                                                    -----------
                                                                      1,472,660
                                                                    -----------
            UNITED KINGDOM -- 19.7%
   26,327   BAE Systems PLC (b)..................................       238,125
    5,351   Berkeley Group (The) PLC (a) (b).....................       164,829
   23,141   Cadbury Schweppes PLC (b)............................       296,673
    2,292   Carnival PLC (b).....................................       110,245
   21,005   GlaxoSmithKline PLC (b)..............................       577,894
   29,148   Imperial Chemical Industries PLC (b).................       285,618
   36,466   J Sainsbury PLC (b)..................................       393,236
    9,498   Kesa Electricals PLC (a) (b).........................        63,187
   41,558   Kingfisher PLC (b)...................................       227,545
   12,117   Land Securities Group PLC (b)........................       510,394
   24,540   Lloyds TSB Group PLC (b).............................       270,392
   22,347   Prudential PLC (b)...................................       314,953
   24,339   Rolls-Royce Group PLC (b)............................       236,748
1,440,868   Rolls-Royce Group PLC - Class B......................         2,897
   13,306   Royal Dutch Shell PLC - Class A (a) (b)  ............       441,120
    7,177   Royal Dutch Shell PLC - Class B (a) (b) .............       238,126
   10,307   Smiths Group PLC (b).................................       207,468
    7,404   Whitbread PLC (b)....................................       274,492
   35,751   William Morrison Supermarkets PLC (b)................       216,532
  102,151   Woolworths Group PLC (b).............................        62,078
                                                                    -----------
                                                                      5,132,552
                                                                    -----------
            TOTAL COMMON STOCKS -- 96.7% (Cost $17,279,454)......   $25,143,381

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%........       846,433
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $25,989,814
                                                                    ===========

(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $24,791,864 at March 31, 2007, representing 95.4% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Jamestown Select Fund commenced operations on October 31, 2006.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2007 and March 31, 2006, proceeds from redemption fees totaled $290 and $5, respectively

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the periods ended March 31, 2007 and March 31, 2006 was as follows:

                                                                               EXEMPT-
                                      PERIODS    ORDINARY      LONG-TERM      INTEREST        TOTAL
                                       ENDED      INCOME     CAPITAL GAINS    DIVIDENDS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund               3/31/07   $1,479,338     $2,968,013    $       --     $4,447,351
                                      3/31/06   $1,775,891     $3,199,380    $       --     $4,975,271
-------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                 3/31/07   $  639,252     $2,591,629    $       --     $3,230,881
                                      3/31/06   $  632,226     $2,550,391    $       --     $3,182,617
-------------------------------------------------------------------------------------------------------
Jamestown Select Fund                 3/31/07   $   21,728     $       --    $       --     $   21,728
-------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund    3/31/07   $       --     $   36,397    $1,070,348     $1,106,745
                                      3/31/06   $       --     $       --    $1,089,001     $1,089,001
-------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund   3/31/07   $  144,928     $       --    $       --     $  144,928
                                      3/31/06   $  164,170     $       --    $       --     $  164,170
-------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2007 was as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                      JAMESTOWN     JAMESTOWN
                                            JAMESTOWN     JAMESTOWN     JAMESTOWN     TAX EXEMPT   INTERNATIONAL
                                            BALANCED        EQUITY        SELECT       VIRGINIA       EQUITY
                                              FUND           FUND          FUND          FUND          FUND
----------------------------------------------------------------------------------------------------------------
Cost of portfolio investments             $ 37,285,641   $28,695,589   $19,005,268   $28,190,645   $ 17,301,742
                                          ============   ===========   ===========   ===========   ============
Gross unrealized appreciation             $  8,429,767   $ 8,805,714   $ 1,109,415   $   509,829   $  8,038,411
Gross unrealized depreciation                 (228,609)     (142,020)     (325,377)      (53,807)      (196,772)
                                          ------------   -----------   -----------   -----------   ------------
Net unrealized appreciation
  on investments                             8,201,158     8,663,694       784,038       456,022      7,841,639
                                          ------------   -----------   -----------   -----------   ------------
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies                             --            --            --            --            944
Undistributed ordinary income                   51,990        49,673        48,756        14,391             --
Undistributed long-term gains                   71,247       124,001            --         6,701             --
Capital loss carryforwards                          --            --            --            --    (15,436,819)
Other temporary differences                   (117,436)     (170,157)           --       (14,391)            --
                                          ------------   -----------   -----------   -----------   ------------
Total distributable earnings
  (accumulated deficit)                   $  8,206,959   $ 8,667,211   $   832,794   $   462,723   $ (7,594,236)
                                          ============   ===========   ===========   ===========   ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2007, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $6,059 and $916,766, respectively, to offset current year realized gains.

As of March 31, 2007, The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:

-------------------------------------------------------------
                                                     EXPIRES
                                         AMOUNT     MARCH 31,
-------------------------------------------------------------
Jamestown International Equity Fund   $   937,547      2010
                                       13,878,931      2011
                                          620,341      2012
                                      -----------
                                      $15,436,819
                                      ===========
-------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2007, The Jamestown Balanced Fund reclassified $83,344 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $28,381 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Jamestown International Equity Fund reclassified $1,717 of net realized gains from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Additionally, for the year ended March 31, 2007, the Fund reclassified $6,400 of distributions in excess of net investment income against paid-in capital on the Statement of Assets and Liabilities due to permanent differences between the financial statement and income tax reporting requirements. Such reclassifications have no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the period ended March 31, 2007:

----------------------------------------------------------------------------------------------------------
                                                                                 JAMESTOWN     JAMESTOWN
                                       JAMESTOWN     JAMESTOWN     JAMESTOWN    TAX EXEMPT   INTERNATIONAL
                                        BALANCED      EQUITY         SELECT      VIRGINIA       EQUITY
                                          FUND         FUND           FUND         FUND          FUND
----------------------------------------------------------------------------------------------------------
Purchases of investment securities    $17,533,877   $20,527,931   $25,397,152   $2,744,290     $4,329,176
                                      ===========   ===========   ===========   ==========     ==========
Proceeds from sales and maturities
  of investment securities            $28,768,943   $28,737,454   $ 7,129,530   $3,765,915     $3,033,818
                                      ===========   ===========   ===========   ==========     ==========
----------------------------------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the period ended March 31, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 1.25%, .69% and 1.44%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $13,793, $18,030 and $74,042, respectively, of such Funds' investment advisory fees during the period ended March 31, 2007.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $2,440, $1,640, $1,180 and $740 from The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund, respectively, for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. Additionally, The Jamestown Select Fund is subject to a minimum monthly fee of $4,000. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the period ended March 31, 2007, Ultimus received fees of $4,300, $4,022, $2,043, $3,797 and $4,883 from The
Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund, respectively, for compliance consulting services.

4. BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 for each of The Jamestown Balanced Fund and The Jamestown Equity Fund for the year ended March 31, 2007.

5. FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2007, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                       INITIAL    MARKET   NET UNREALIZED
    SETTLEMENT DATE       TO RECEIVE    VALUE     VALUE     DEPRECIATION
--------------------------------------------------------------------------------
Contracts To Buy
  4/4/07 ..............   18,058 SGD   $11,906   $11,897        $(9)
                                       -------   -------        ---
Total Buy Contracts....                $11,906   $11,897        $(9)
                                       =======   =======        ===
--------------------------------------------------------------------------------

SGD - Singapore Dollar

7. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of Jamestown Balanced Fund, Jamestown Equity Fund,
Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund as of March 31, 2007, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD                  LENGTH OF
TRUSTEE                        ADDRESS                          AGE   WITH THE TRUST                 TIME SERVED
-------------------------------------------------------------------------------------------------------------------
*  Charles M. Caravati, Jr.    931 Broad Street Road             70   Chairman and                   Since
                               Manakin-Sabot, VA                      Trustee                        June 1991
-------------------------------------------------------------------------------------------------------------------
*  Austin Brockenbrough III    1802 Bayberry Court, Suite 400    70   Trustee and                    Since
                               Richmond, VA                           Vice President                 September 1988
-------------------------------------------------------------------------------------------------------------------
*  John T. Bruce               800 Main Street                   53   Trustee                        Since
                               Lynchburg, VA                                                         September 1988
-------------------------------------------------------------------------------------------------------------------
   Robert S. Harris            100 Darden Boulevard              57   Trustee                        Since
                               Charlottsville, VA                                                    January 2007
-------------------------------------------------------------------------------------------------------------------
   J. Finley Lee, Jr.          4488 Pond Apple Drive North       67   Trustee                        Since
                               Naples, FL                                                            September 1988
-------------------------------------------------------------------------------------------------------------------
   Richard L. Morrill          University of Richmond            67   Trustee                        Since
                               Richmond, VA                                                          March 1993
-------------------------------------------------------------------------------------------------------------------
   Harris V. Morrissette       100 Jacintopport Boulevard        47   Trustee                        Since
                               Saraland, AL                                                          March 1993
-------------------------------------------------------------------------------------------------------------------
   Erwin H. Will, Jr.          47 Willway Avenue                 74   Trustee                        Since
                               Richmond, VA                                                          July 1997
-------------------------------------------------------------------------------------------------------------------
   Samuel B. Witt III          302 Clovelly Road                 71   Trustee                        Since
                               Richmond, VA                                                          November 1988
-------------------------------------------------------------------------------------------------------------------
   Charles M. Caravati III     1802 Bayberry Court, Suite 400    42   President, Jamestown           Since
                               Richmond, VA                           Balanced Fund, Equity          January 1996
                                                                      Fund and International
                                                                      Equity Fund; Vice President,
                                                                      Jamestown Select Fund
-------------------------------------------------------------------------------------------------------------------
   Joseph A. Jennings, III     1802 Bayberry Court, Suite 400    44   President, Jamestown           Since
                               Richmond, VA                           Tax Exempt Virginia Fund       July 2005
-------------------------------------------------------------------------------------------------------------------
   Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400    59   President, Jamestown Select    Since
                               Richmond, VA                           Fund; Vice President,          February 2002
                                                                      Jamestown Balanced Fund
                                                                      and Equity Fund
-------------------------------------------------------------------------------------------------------------------
   Austin Brockenbrough IV     1802 Bayberry Court, Suite 400    37   Vice President, Jamestown      Since
                               Richmond, VA                           Select Fund                    August 2006
-------------------------------------------------------------------------------------------------------------------
   Peter L. Gibbes             1802 Bayberry Court, Suite 400    49   Vice President, Jamestown      Since
                               Richmond, VA                           Select Fund                    August 2006
-------------------------------------------------------------------------------------------------------------------
   Connie R. Taylor            1802 Bayberry Court, Suite 400    57   Vice President, Jamestown      Since
                               Richmond, VA                           Balanced Fund and              March 1993
                                                                      Equity Fund
-------------------------------------------------------------------------------------------------------------------
   Robert G. Dorsey            225 Pictoria Drive, Suite 450     50   Vice President                 Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   Mark J. Seger               225 Pictoria Drive, Suite 450     45   Treasurer                      Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   John F. Splain              225 Pictoria Drive, Suite 450     50   Secretary                      Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   Tina H. Bloom               225 Pictoria Drive, Suite 450     38   Chief Compliance Officer       Since
                               Cincinnati, OH                                                        August 2006
-------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Peter L. Gibbes is the Manager of Quantitative Analysis of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

-------------------------------------------------------------------------------------
                                            Beginning        Ending
                                          Account Value   Account Value    Expenses
                                            October 1,      March 31,     Paid During
                                               2006*           2007          Period*
-------------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,057.00        $4.62
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,020.44        $4.53
-------------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,073.30        $4.70
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,020.39        $4.58
-------------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,075.50        $5.40
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,015.62        $5.25
-------------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,013.00        $3.46
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,021.49        $3.48
-------------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,108.20        $7.57
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,017.75        $7.24
-------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), except for the Jamestown Select Fund which was multiplied by 152/365 to reflect its inception date of October 31, 2006.

            The Jamestown Balanced Fund               0.90%
            The Jamestown Equity Fund                 0.91%
            The Jamestown Select Fund                 1.25%
            The Jamestown Tax Exempt Virginia Fund    0.69%
            The Jamestown International Equity Fund   1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2007. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,479,338, $639,252, $21,728 and $144,928, respectively, as taxed at a maximum rate of 15%. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund designate $2,968,013, $2,591,629 and $36,397, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2007, 52%, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term returns of each Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to such Funds; (ii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and their total expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar; and (iii) the Adviser's voluntary commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE JAMESTOWN FUNDS

                  INVESTMENT ADVISER
                  Lowe, Brockenbrough & Company, Inc.
                  1802 Bayberry Court
                  Suite 400
                  Richmond, Virginia 23226
                  www.jamestownfunds.com

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  (Toll-Free) 1-866-738-1126

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Erwin H. Will, Jr.
                  Samuel B. Witt, III

================================================================================

                          WILLIAMSBURG INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          ----------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

              (iii) Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (vi) Investment  Advisory  Agreement  for  The  Jamestown  Select
                    Fund--Filed herewith

              (vii) (a)  Investment Advisory Agreement for the FBP Balanced Fund
                         (formerly     the     FBP      Contrarian      Balanced
                         Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004
                    (b) Amendment to Investment Advisory Agreement for the FBP Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

             (viii) (a)  Investment  Advisory  Agreement  for the FBP Value Fund
                         (formerly the FBP Contrarian Equity Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004
                    (b) Amendment to Investment Advisory Agreement for the FBP Value Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (ix) Investment  Advisory  Agreement  for The  Government  Street
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004

               (x)  Investment Advisory Agreement for The Government Street Bond
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 41 filed on November 15, 2004

               (xi) Investment  Advisory Agreement for The Alabama Tax Free Bond
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 41 filed on November 15, 2004

              (xii) Investment  Advisory  Agreement  for The  Government  Street
                    Mid-Cap Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

             (xiii) Investment  Advisory  Agreement  for  The  Davenport  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 31 filed on July 31, 1998

          (e)  Distribution   Agreements   with   Ultimus   Fund   Distributors,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 35 filed on May 18, 2001

          (f)  Inapplicable

          (g)  (i)  Custody     Agreement     with    The     Northern     Trust
                    Company--Incorporated  herein by reference  to  Registrant's
                    Post-Effective Amendment No. 36 filed on August 1, 2001

               (ii) Custody  Agreement with U.S. Bank,  N.A.  (formerly  Firstar
                    Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

          (h) (i) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC--Filed herewith

               (ii) Compliance Consulting Agreement with Ultimus Fund Solutions,
                    LLC -- Filed herewith

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 39 filed on August 29, 2003

          (j)  Consent of Ernst & Young LLP--Filed herewith

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Reserved

          (p)  (i)  Code of Ethics of The Jamestown Funds--Filed herewith

               (ii) Code of Ethics of Lowe, Brockenbrough & Company, Inc.--Filed
                    herewith

              (iii) Code  of   Ethics   of   Oechsle   International   Advisors,
                    LLC--Filed herewith

               (iv) Code   of   Ethics   of  the   Flippin,   Bruce   &   Porter
                    Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

               (v)  Code   of    Ethics    of    Flippin,    Bruce   &   Porter,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 44 filed on July 28, 2006

               (vi) Code of Ethics of The Government Street  Funds--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

              (vii) Code   of    Ethics   of   T.    Leavell    &    Associates,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 44 filed on July 28, 2006

             (viii) Code of Ethics  of  The Davenport Equity  Fund--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

               (ix) Code of Ethics  of  Davenport  &  Company  LLC--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

               (x) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith

          (Other) Powers of Attorney for Trustees--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to five series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Austin Brockenbrough III--Managing Director of LB&C
               o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          (ii) Lawrence B. Whitlock, Jr.--Managing Director of LB&C
               o President of The Jamestown Select Fund and Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

         (iii) David A. Lyons--Managing Director of LB&C

          (iv) Charles M. Caravati III--Managing Director of LB&C
               o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund and Vice President of The Jamestown Select Fund

          (v)  William R. Claiborne--Managing Director of LB&C

          (vi) Robert R. Burke--Managing Director of LB&C

         (vii) Austin Brockenbrough IV--Managing Director of LB&C
               o    Vice President of The Jamestown Select Fund

        (viii) Page T. Reece--Chief Compliance Officer of LB&C
               o    Compliance  Officer  of The  Jamestown  Balanced  Fund,  The
                    Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (ii) Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

         (iii) John   F.   Biagiotti--Chief   Financial   Officer   of   Oechsle
               International

          (iv) Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International

          (v) Lawrence S. Roche--Chief Operating Officer, Chief Investment Officer and Executive Managing Principal of Oechsle International

          (vi) Joseph F. Stowell III--Chief Compliance Officer and Principal of Oechsle International

          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i) John T. Bruce--Treasurer, Director and member of Executive Committee of FBP
               o    President of FBP Balanced Fund and FBP Value Fund

          (ii) John M. Flippin--President, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

         (iii) Robert G. Porter III--Secretary, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iv) David J. Marshall--member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (v)  John H. Hanna--member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (vi) Teresa L. Sanderson--Chief Compliance Officer of FBP
               o    Compliance Officer of FBP Balanced Fund and FBP Value Fund

         (vii) Michael E. Watson--Controller of FBP

          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to four series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--Chief Executive Officer and Director of TLA
               o    President  of  The   Government   Street  Equity  Fund,  The
                    Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          (ii) Timothy S. Healey--Executive Vice President, Chief Investment Officer and Director of TLA
               o Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

          (iii) Kenneth P. Pulliam--Vice President of TLA

          (iv) Janet R. Hayes--Executive Vice President, Chief Operating Officer and Director of TLA

          (v)  Michael C. Teel--Senior Vice President of TLA

          (vi) Mary S. Hope--Vice President of TLA
               o    Vice President of The Government Street Bond Fund

         (vii) Richard E. Anthony--Vice President of TLA

        (viii) Richard M. Stimpson--Vice President of TLA
               o Previously Vice President and Institutional Fixed Income Sales Rep for Sterne, Agee & Leach, Inc.

          (ix) Andrew S. Midkiff--Vice President of TLA
               o    Previously   Member  and  portfolio  manager  of  Clearpoint
                    Capital, L.L.C.

          (x)  Andrew A. Saunders--Director of TLA

          (xi) W. Allen Cox--Director of TLA

         (xii) Margaret H. Alves--Chief Compliance Officer and Director of TLA
               o Compliance Officer of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i) Coleman Wortham III--President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport

          (ii) John P. Ackerly IV--Senior Vice President and a Director of Davenport
               o    Vice President of The Davenport Equity Fund

         (iii) Joseph L. Antrim III--Executive Vice President and a Director of Davenport
               o    President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport

          (v)  James  M.   Traudt--Senior  Vice  President  and  a  Director  of
               Davenport

          (vi) David M. West--Senior Vice President and a Director of Davenport

         (vii) Harry  B.  Beadell--Senior  Vice  President  and  a  Director  of
               Davenport

        (viii) Edward R. Lawton, Jr.--Senior Vice President and a Director of Davenport

          (ix) Joseph L. Keiger III--Senior Vice President and a Director of Davenport

          (x) Edward Trigg Brown, Jr.--Executive Vice President and a Director of Davenport

          (xi) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

         (xii) Ann M. Richmond--Senior Vice President, Treasurer and a Director of Davenport

        (xiii) Kenneth S. Gregory--Senior Vice President and a Director of Davenport

         (xiv) Henry L. Valentine II--Chairman and a Director of Davenport

          (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

         (xvi) Emil O.N. Williams, Jr.--Senior Vice President and a Director of Davenport

        (xvii) Eugene M. Valentine, Jr.--Senior Vice President and a Director of Davenport

       (xviii) Lucy W.  Hooper--Executive  Vice  President   and  a Director  of
               Davenport

         (xix) Robert F. Mizell--Executive Vice President, Chief Financial Officer and a Director of Davenport

          (xx) William R. Barksdale IV--Senior Vice President and a Director of Davenport

         (xxi) William M. Noftsinger, Jr.--Senior Vice President and a Director of Davenport

        (xxii) Victor L.  Harper--Senior  Vice  President  and  a   Director  of
               Davenport

       (xxiii) Leon  G.  King--Senior   Vice  President  and   a   Director   of
               Davenport

        (xxiv) David  P.  Rose--Senior  Vice  President  and   a   Director   of
               Davenport

         (xxv) W. David Gorsline, Jr.--Senior Vice President and a Director of Davenport

        (xxvi) Robert B.  Giles--Executive   Vice  President  and  a Director of
               Davenport

       (xxvii) David C.  Anderson--Senior  Vice  President  and  a  Director  of
               Davenport

      (xxviii) Richard M.  Coradi--Senior  Vice  President  and  a  Director  of
               Davenport

        (xxix) Richard E. Dolan III--Senior Vice President and a Director of Davenport

         (xxx) Leavenworth M. Ferrel--Senior Vice President and a Director of Davenport

        (xxxi) Kathleen R. Holman--Senior Vice President and a Director of Davenport

       (xxxii) Richard W. Jones  IV--Senior  Vice  President  and  a Director of
               Davenport

      (xxxiii) Andrew J. Jowdy, Sr.--Senior Vice President  and  a  Director  of
               Davenport

       (xxxiv) Maura J.  Lavay--Senior  Vice   President   and  a   Director  of
               Davenport

        (xxxv) Timothy S. Taylor--Senior Vice President and a Director of Davenport

       (xxxvi) Allen H. Whitehead III--Senior Vice President and a Director of Davenport

      (xxxvii) Michael J.D.  Kane--Senior  Vice  President  and  a  Director  of
               Davenport

     (xxxviii) Courtney E.  Rogers--Senior  Vice  President  and  a  Director of
               Davenport

       (xxxix) James E.  Crawley--Senior  Vice  President  and  a   Director  of
               Davenport

          (xl) Sean  J.   Allburn--Senior  Vice  President  and  a  Director  of
               Davenport

         (xli) Theresa J. Manderski--Vice President of Davenport

        (xlii) Jenny A. Duncan--First Vice President of Davenport

       (xliii) Sandra W.  Mauney--First  Vice  President   and   Acting    Chief
               Compliance Officer of Davenport

        (xliv) Denise C. Peters--First Vice President and Chief Compliance Officer for Investment Advisory Services of Davenport
               o    Compliance Officer of The Davenport Equity Fund

Item 27.  Principal Underwriters
          ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Destination Funds, The GKM Funds, Oak Value Trust, The Cutler Trust, Profit Funds Investment Trust, Veracity Funds, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust, Centurion Investment Trust, Church Capital Investment Trust, CM Advisers Family of Funds, Guerite Funds, Monteagle Funds, Piedmont Investment Trust, PMFM Investment Trust, Surgeons Diversified Investment Fund, and Black Pearl Funds, other open-end investment companies.

          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

                                   Position with       Position with
               Name                Distributor         Registrant
               -----------------   ---------------     ------------------
               Robert G. Dorsey    President/Managing  Vice President
                                   Director

               John F. Splain      Secretary/Managing  Secretary
                                   Director

               Mark J. Seger       Treasurer/Managing  Treasurer
                                   Director

               Tina H. Bloom       Vice President      Chief Compliance Officer

               Theresa M. Bridge   Vice President      Assistant Treasurer

               Wade R. Bridge      Vice President      Assistant Secretary

               Craig J. Hunt       Vice President      Assistant Vice President

               Steven F. Nienhaus  Vice President      None

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ------------
          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 27th day of July, 2007.

                                   WILLIAMSBURG INVESTMENT TRUST

                                   By:   /s/ John F. Splain
                                         -----------------------
                                         John F. Splain
                                         Secretary

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                     Title                     Date
-------------------------     ---------------------     --------------------

Charles M. Caravati, Jr.*     Chairman of
                              the Board and Trustee

/s/  Mark J. Seger            Treasurer                 July 27, 2007
-------------------------
Mark J. Seger

Austin Brockenbrough III*     Trustee                   By:  /s/ John F. Splain
                                                             -------------------
John T. Bruce*                Trustee                        John F. Splain
                                                             Attorney-in-fact*
J. Finley Lee, Jr.*           Trustee                        July 27, 2007

Richard L. Morrill*           Trustee

Harris V. Morrissette*        Trustee

Erwin H. Will, Jr.*           Trustee

Samuel B. Witt III*           Trustee

Robert S. Harris*             Trustee

                                INDEX TO EXHIBITS


Item 23(d)(vi)  Investment Advisory Agreement for The Jamestown Select Fund

Item 23(h)(i)   Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC

Item 23(h)(ii)  Compliance Consulting Agreement with Ultimus Fund Solutions, LLC

Item 23(j)      Consent of Ernst & Young LLP

Item 23(p)(i)   Code of Ethics of The Jamestown Funds

Item 23(p)(ii)  Code of Ethics of Lowe, Brockenbrough & Company, Inc.

Item 23(p)(iii) Code of Ethics of Oechsle International Advisors, LLC

Item 23(p)(x)   Code of Ethics of Ultimus Fund Distributors, LLC